united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/20

Item 1. Reports to Stockholders.

# DUNHAM
World-Class Trust & Investment Firm

**October 31, 2020**

# ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

**BOND FUNDS**

**U.S. VALUE FUNDS**

Dunham Large Cap Value Fund
Dunham Small Cap Value Fund

**U.S. GROWTH FUNDS**

**INTERNATIONAL EQUITY FUNDS**

Dunham Emerging Markets Stock Fund
Dunham International Stock Fund

**ALTERNATIVE FUNDS**

**Investment Adviser:**

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Dunham Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Dunham Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Dunham Funds electronically by calling (888)-3DUNHAM (338-6426) or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Dunham Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling (888)-3DUNHAM (338-6426) or contacting your financial intermediary. Your election to receive reports in paper will apply to all Dunham Funds held by you or through your financial intermediary.

This Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dunham Funds (Unaudited)
Message from the Investment Adviser

Dear Fellow Shareholders:

As the bull market briefly stumbled, but did not conclude, in the final months of 2018, the 2019 calendar year revitalized the win-streak and provided a wave of momentum. At the transition of 2019 to 2020, the economy boasted strength across nearly all segments, the markets were hitting all-time highs, and concepts that are now experienced in our daily lives were only considered in science fiction. As the pandemic came into focus, the global response primarily included shutting down economies, which brought the thriving bull market to its demise. This is not intended to form a new debate over what other measures would have had a less devastating effect and/or a potentially better outcome. Instead, and more importantly, the retelling of this chapter is intended to highlight the adaptability of businesses and the diligence of many investors. This was evidenced in the remarkably rapid recovery from the turmoil in March. The panic-induced selling was quickly addressed by prudent investors seeking securities that were irrationally discarded. Companies that had traditionally relied on in-person interaction adeptly transitioned to online experiences and delivery options. The MSCI All Country World Index tumbled 33.6 percent between the February market highs and the low reached in March. This deficit was recovered within months, reaching new all-time highs in August.

Bond markets were not immune to the sell-off, as the Barclays Global Aggregate Bond Index shed 8.8 percent during the drawdown. Similar to its equity counterparts, the recovery in bonds only took a few months, reaching new highs in July. Although the markets, both equities and bonds, have broadly seen a recovery, the economy continues to work toward that goal. With tens of millions of jobs lost and hundreds of thousands of businesses shuttered, it is not surprising that the full economic recovery will be drawn out. However, with interest rates near all-time lows and central banks around the globe providing stimulus at an unprecedented magnitude, optimism may be more admissible today than at this same point in previous recessions.

Despite exhibiting lower volatility, the last few months failed to bring back a sense of normalcy, as the pandemic and corresponding restrictions broadly remained in place. Indoor dining, gatherings, and the broad spectrum of products and services associated with these business and social activities continued to experience government-imposed constraints. Efforts to control the spread of the virus produced moderate results, as spikes in cases sporadically erupted around the world. This prolonged pause in progress toward returning to a pre-COVID existence was reflected in the overall slump in the labor markets and anemic inflation. Investors continued to digest improvements in the economy with optimism, but ultimately looked forward to a potential vaccine. In addition, with the U.S. presidential election on the horizon, additional uncertainty swept across markets as investors considered how differing trade, tax, and social policies may affect the United States going forward, especially during a prolonged pandemic.

Although the most recent months have exhibited considerably less volatility than earlier this year, we have not become complacent. While we continue to implement the same disciplined and rational process that helped us to successfully navigate the drawdown and recovery, we believe it is extremely important to be watchful for additional risks on the horizon. For example, interest rate risk has not been prevalent during 2020, and to the contrary having higher interest rate risk was rewarded this year – we continue to carefully monitor this and other risks, strategically making adjustments where needed. Although inflation has remained muted, as it begins to rise, the virtually zero yield offered by money markets today will begin to pose a substantial impairment of purchasing power for investors with significant cash on the sidelines. I strongly believe that risks such as these will prove to be significant threats to your hard-earned wealth.

I continue to personally invest alongside you and I remain confident that we at Dunham have the tools and the discipline to succeed as our economy recovers. You can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates
October 31, 2020

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced one of their greatest drawdowns since the Global Financial Crisis during a short two-week period in the first half of the fiscal year. A subsequent sharp recovery closed out the end of the second fiscal quarter. While investment- grade bonds experienced a 2.6 percent rise in the third fiscal quarter, the final fiscal quarter erased half of that return, declining 1.3 percent. This brought overall performance for the fiscal year to 6.2 percent. During the final three months of the fiscal year, the yield on the 10-year Treasury bonds increased 33 basis points, adding downward pressure on long-duration bonds. While rates are still well-below one percent, residing at 0.88 percent at the end of the fiscal year, this recent increase has served as a reminder that while the Federal Open Market Committee has forecasted a prolonged low interest rate environment, interest rate risk can still spike and adversely affect the fixed income markets. Given the extremely low interest rate environment, many companies extended their debt, providing opportunities in areas where existing debt is being tendered. These dynamics did provide for additional spread compression, with corporate bond yield spreads compressing across the credit-quality spectrum. During the second half of the fiscal year, intermediate-term BBB -rated corporate bond spreads compressed more than 130 basis points, which included the early months of the recovery. Similarly, intermediate- term single-B rate bonds had experienced more than 240 basis points of compression in the second half of the fiscal year. When comparing yield spreads at the end of the fiscal year to where they were when the year began, the current spreads are actually wider by 20 basis points on BBB-rated intermediate-term corporate bonds and more than 60 basis points wider on single-B rated intermediate-term corporate bonds.

Allocation Review

Although much focus during the pandemic has been on corporate strength, nearly two-thirds of broad U.S. investment-grade bonds in the benchmark index are represented by U.S. Treasury and government agency bonds. Therefore, most of the performance of the benchmark index is dictated by how those U.S. government-related bonds perform and far less is dependent on the performance of corporate bonds and non-agency mortgage-backed securities. During the fiscal year, U.S. Treasury bonds, as measured by the BofA U.S. Treasury & Agency Index, increased 7.1 percent. As the Fund had approximately 21 percent allocated to U.S. Treasury and government agency bonds, this is far less than what is represented by the benchmark index and this significant underweight generally detracted from relative performance during the fiscal year, particularly in March’s downturn. Conversely, the Fund’s largest exposure was to investment-grade corporate bonds, comprising more than 25 percent of the Fund. Investment-grade corporate bonds, as measured by the BofA U.S. Corporate Index, increased 7.1 percent during the fiscal year. While the Fund’s 1 percent underweight versus the benchmark index slightly detracted from relative performance, the Sub-Adviser’s superior security selection resulted in an overall outperformance in the space. The Fund’s allocation to non-agency mortgage-backed securities represented the largest overweight versus the benchmark index, at a 15 percent allocation, and the Fund’s second-largest overweight was to asset-backed securities, which comprised 9 percent of the Fund during the fiscal year. Both of these bond sectors also provided positive returns to the Fund during the fiscal year, albeit less than the benchmark index’s overall return, increasing 4.5 percent and 4.0 percent, respectively. The Fund did not have any exposure to derivatives during the fiscal year that meaningfully affected performance.

Holdings Insights

The Sub-Adviser’s security selection within the investment-grade corporate bond sector generally outperformed during the fiscal year. Many holdings in the space experienced volatility as the economy was in flux and interest rates plummeted. This included the multi-national banks Morgan Stanley (617482V92) (holding weight*: 0.37 percent), and the Toronto-Dominion Bank (891160MJ9) (holding weight*: 0.30 percent) . During the fiscal year, the Morgan Stanley and the Toronto-Dominion bonds increased 10.6 percent and 10.8 percent, respectively, as their strong fundamentals generally offset the adverse effects of prolonged low interest rates.

One of the strongest performing bond sectors coming out of March’s drawdown was the high-yield bond sector. Since the low-point in March, high-yield bonds, as measured by the BofA U.S. High-Yield Bond Cash Pay Index, surged 26.2 percent. This recovery brought high-yield bonds into positive territory by 2.6 percent for the fiscal year. Similarly, the Fund’s exposure to the space was generally positive during the fiscal year. For example, the Fund held the debt of Scientific Games International, Inc. (80874YBA7) (holding weight*: 0.07 percent), a systems provider for gaming, lottery, and sports betting. As the company posted stronger than expected financial results and as the recent management change has been viewed as a net-positive, the bonds returned 3.6 percent during the fiscal year. Also rated below investment-grade were the bank loan holdings in the Fund. However, the American Airlines, Inc. loan (BL2698183) (holding weight*: 0.09 percent) was one of the largest detractors from the Fund’s performance during the fiscal year, as a halt in travel caused the loan to freefall. However, as the outlook for airlines looked less dire near the end of the fiscal year, the loan rebounded 12.5 percent in the final fiscal quarter, bringing its overall decline since it was added in December 2019 to a negative 36.2 percent. Energy also provided some headwinds for some of the Fund’s holdings. For example, Transocean Guardian Ltd. (893800AA0) (holding weight*: 0.03 percent), an offshore drilling contractor, declined with energy prices during the fiscal year, shedding 33.2 percent.

Sub-Adviser Outlook

The Sub-Adviser believes that the macroeconomic backdrop for corporate debt and structured products to be fairly neutral. It also expects interest rates to remain fairly range-bound and for continued central bank support around the globe. Therefore, the Sub-Adviser does not expect many macro factors to provide downward forces on the fixed income markets. However, the Sub-Adviser believes that bond sector positioning and security selection will continue to be a meaningful driver of performance, as some bond sectors appear far less attractive regarding fundamentals and relative valuations.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	5.17%	3.57%	3.24%
Class A with load of 4.50%	0.19%	2.37%	2.51%
Class A without load	4.91%	3.32%	2.98%
Class C	4.29%	2.79%	2.47%
Bloomberg Barclays US Aggregate Bond Index	6.19%	4.08%	3.55%
Morningstar Intermediate Core Plus Bond Category	5.80%	4.18%	3.85%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
ASSET BACKED SECURITIES - 28.1%
AUTO LOAN - 4.8%
American Credit Acceptance Receivables Trust 2018-3 - 144A		$78,940	3.750		10/15/2024	$79,732
American Credit Acceptance Receivables Trust 2019-2 - 144A		125,000	3.170		6/12/2025	127,488
American Credit Acceptance Receivables Trust 2020-4 - 144A		170,000	1.770		12/14/2026	170,341
Americredit Automobile Receivables Trust 2018-1		135,000	3.820		3/18/2024	142,196
Avid Automobile Receivables Trust 2018-1 - 144A		6,607	2.840		8/15/2023	6,613
Avis Budget Rental Car Funding AESOP LLC - 144A		150,000	3.070		9/20/2023	154,125
Avis Budget Rental Car Funding AESOP LLC - 144A		155,000	2.360		3/20/2026	159,577
Capital Auto Receivables Asset Trust 2017-1 - 144A		160,000	2.700		9/20/2022	162,378
Carmax Auto Owner Trust 2019-1		140,000	3.740		1/15/2025	145,403
Carvana Auto Receivables Trust 2019-1 - 144A		145,000	3.880		10/15/2024	151,098
Carvana Auto Receivables Trust 2019-3 - 144A		185,000	2.710		10/15/2024	189,921
Carvana Auto Receivables Trust 2019-3 - 144A		175,000	3.040		4/15/2025	180,023
Drive Auto Receivables Trust 2019-4		135,000	2.510		11/17/2025	138,269
DT Auto Owner Trust 2018-1 - 144A		28,637	3.470		12/15/2023	28,676
DT Auto Owner Trust 2019-1 - 144A		120,000	3.610		11/15/2024	122,841
First Investors Auto Owner Trust 2019-1 - 144A		150,000	3.260		3/17/2025	155,618
Flagship Credit Auto Trust 2017-1 - 144A		33,735	3.220		5/15/2023	33,873
Flagship Credit Auto Trust 2020-4 - 144A		180,000	1.280		2/16/2027	179,954
GLS Auto Receivables Issuer Trust 2020-1 - 144A		190,000	2.430		11/15/2024	194,204
Hertz Vehicle Financing II LP - 144A		40,498	2.670		9/25/2021	40,734
OneMain Direct Auto Receivables Trust 2018-1 - 144A		125,000	3.850		10/14/2025	128,407
Prestige Auto Receivables Trust 2020-1 -144A		205,000	1.310		11/16/2026	205,095
United Auto Credit Securitization Trust 2020-1 - 144A		100,000	2.150		2/10/2025	101,426
Veros Automobile Receivables Trust 2020-1 - 144A		155,000	2.190		6/16/2025	156,009
Westlake Automobile Receivables Trust 2018-3 - 144A		150,000	3.610		10/16/2023	152,062
Westlake Automobile Receivables Trust 2020-1 - 144A		170,000	1.240		11/17/2025	170,490
						3,476,553
CMO - 8.7%
Arroyo Mortgage Trust 2019-1 - 144A		277,762	3.805	++	1/25/2049	286,707
Arroyo Mortgage Trust 2019-2 - 144A		137,031	3.347	++	4/25/2049	141,221
Banc of America Funding 2005-1 Trust		32,196	5.500		2/25/2035	33,208
Bunker Hill Loan Depositary Trust 2019-2 - 144A (a)		254,432	2.879		7/25/2049	260,735
Chase Mortgage Finance Corp. - 144A		73,187	3.750	++	4/25/2045	74,008
Chase Mortgage Finance Corp. - 144A		51,070	3.750	++	2/25/2044	52,523
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2		35,984	6.750		8/25/2034	39,529
Citigroup Mortgage Loan Trust 2019-IMC1 - 144A		84,364	2.720	++	7/25/2049	85,922
CSMC 2020-NQM1 Trust - 144A (a)		100,000	1.208		5/25/2065	100,172
CSMC 2020-RPL4 Trust -144A		160,000	2.000		1/25/2060	164,980
Deephaven Residential Mortgage Trust 2017-2 - 144A		23,896	2.453	++	6/25/2047	23,857
Ellington Financial Mortgage Trust 2019-2 - 144A		77,604	3.046	++	11/25/2059	79,179
Flagstar Mortgage Trust 2017-1 - 144A		108,390	3.500	++	3/25/2047	111,569
Galton Funding Mortgage Trust 2017-1 - 144A		54,220	3.500	++	11/25/2057	55,928
Galton Funding Mortgage Trust 2018-2 - 144A		32,505	4.500	++	10/25/2058	33,262
Galton Funding Mortgage Trust 2019-H1 - 144A		85,046	2.657	++	10/25/2059	86,876
Galton Funding Mortgage Trust 2020-H1 -144A		143,814	2.310	++	1/25/2060	146,455
GCAT 2019-NQM1 LLC - 144A (a)		190,677	2.985		2/25/2059	194,019
Homeward Opportunities Fund I Trust 2018-2 - 144A		133,785	3.985	++	11/25/2058	138,968
Homeward Opportunities Fund I Trust 2019-1 - 144A		110,072	3.454	++	1/25/2059	111,112
JP Morgan Mortgage Trust 2005-A5		49,248	2.870	++	8/25/2035	50,495
JP Morgan Mortgage Trust 2017-5 - 144A		160,499	3.125	++	12/15/2047	163,897
LHOME Mortgage Trust 2019-RTL1 - 144A (a)		145,000	4.580		10/25/2023	147,357
MASTR Alternative Loan Trust 2004-4		37,326	5.500		4/25/2034	38,831
Metlife Securitization Trust 2017-1A M1 - 144A		100,000	3.630	++	4/25/2055	105,282
Metlife Securitization Trust 2019-1 - 144A		107,328	3.750	++	4/25/2058	115,009
Mill City Mortgage Loan Trust 2019-1 - 144A		199,632	3.500	++	10/25/2069	216,118
New Residential Mortgage Loan Trust 2014-3 - 144A		276,617	3.750	++	11/25/2054	296,716
New Residential Mortgage Loan Trust 2016-4 - 144A		74,649	3.750	++	11/25/2056	80,465
New Residential Mortgage Loan Trust 2017-2 - 144A		313,082	4.000	++	3/25/2057	338,723
New Residential Mortgage Loan Trust 2018-1 - 144A		153,223	4.000	++	12/25/2057	165,958
New Residential Mortgage Loan Trust 2020-1 - 144A		113,919	3.500	++	10/25/2059	122,189
OBX 2018-EXP2 Trust - 144A		60,595	4.000	++	11/25/2048	61,665
OBX 2019-INV1 Trust - 144A		79,450	4.500	++	11/25/2048	82,969
Provident Funding Mortgage Trust 2019-1 - 144A		116,771	3.000	++	12/25/2049	120,497
RCKT Mortgage Trust 2020-1 - 144A		234,388	3.000	++	2/25/2050	241,228
Residential Mortgage Loan Trust 2019-2 - 144A		118,040	2.913	++	5/25/2059	120,387
Residential Mortgage Loan Trust 2020-1 - 144A		326,824	2.376	++	2/25/2024	331,783
Starwood Mortgage Residential Trust 2020-1 - 144A		354,049	2.275	++	2/25/2050	360,738
Towd Point HE Trust 2019-HE1 - 144A	1 Month LIBOR + 0.900%	233,071	1.049	+	4/25/2048	232,262

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
ASSET BACKED SECURITIES - 28.1% (Continued)
CMO - 8.7% (Continued)
Verus Securitization Trust 2018-2 - 144A		$105,000	4.426	++	6/1/2058	$108,869
Verus Securitization Trust 2018-3 - 144A		61,062	4.108	++	10/25/2058	62,699
Verus Securitization Trust 2019-2 - 144A		114,490	3.211	++	5/25/2049	115,761
Verus Securitization Trust 2019-INV2 - 144A		257,241	2.913	++	7/25/2059	263,659
Wells Fargo Mortgage Backed Securities 2020-4 Trust - 144A ^		92,805	3.000	++	7/25/2050	95,798
						6,259,585
CREDIT CARD - 0.7%
Fair Square Issuance Trust - 144A		305,000	2.900		9/20/2024	305,171
Genesis Private Label Amortizing Trust 2020-1 - 144A		200,000	2.830		7/20/2030	200,914
						506,085
HOME EQUITY - 0.1%
NovaStar Mortgage Funding Trust Series 2004-4	1 Month LIBOR + 1.725%	38,268	1.874	+	3/25/2035	38,561

MANUFACTURED HOUSING - 0.1%
Towd Point Mortgage Trust 2019-MH1 - 144A		111,083	3.000	++	11/25/2058	113,946

NON AGENCY CMBS - 2.5%
BX Trust 2019-OC11 - 144A		130,000	4.075	++	12/9/2041	125,393
CHC Commercial Mortgage Trust 2019 - CHC - 144A	1 Month LIBOR + 1.120%	233,990	1.268	+	6/15/2034	223,964
Citigroup Commercial Mortgage Trust 2015-GC27		130,000	2.878		2/10/2048	136,505
Citigroup Commercial Mortgage Trust 2019-SST2 - 144A	1 Month LIBOR + 0.920%	145,000	1.068	+	12/15/2036	142,826
Credit Suisse Mortgage Capital Certificates 2019-ICE4 - 144A	1 Month LIBOR + 0.980%	205,000	1.128	+	5/15/2036	205,286
Exantas Capital Corp. - 144A	1 Month LIBOR + 1.150%	160,000	1.297	+	3/15/2035	159,164
GS Mortgage Securities Corp. Trust 2012-ALOHA - 144A		252,000	3.551		4/10/2022	254,310
GS Mortgage Securities Trust 2020-GC45		135,000	3.173	++	2/13/2053	148,465
Hilton USA Trust 2016-SFP - 144A		185,000	3.323		11/5/2035	184,753
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		28,649	4.388		5/15/2021	28,959
JPMBB Commercial Mortgage Securities Trust 2015-C31		125,000	4.106		8/15/2048	138,316
WFRBS Commercial Mortgage Trust 2014-C24		62,000	3.931		11/15/2047	63,651
						1,811,592
OTHER ABS - 5.8%
American Homes 4 Rent 2014-SFR2 Trust - 144A		230,000	4.705		10/17/2036	251,511
American Homes 4 Rent 2015-SFR2 Trust - 144A		220,000	4.691		10/17/2045	242,088
AMSR 2020-SFR1 Trust - 144A		314,698	1.819		4/17/2025	319,331
AMSR 2020-SFR1 Trust - 144A		175,000	2.120		4/17/2037	177,380
AMSR 2020-SFR2 Trust - 144A		250,000	2.533		7/17/2037	256,404
Amur Equipment Finance Receivables VI LLC - 144A		77,020	3.890		7/20/2022	78,673
Aqua Finance Trust 2019-A - 144A		106,780	3.140		7/16/2040	109,197
Aqua Finance Trust 2019-A - 144A		180,000	4.010		7/16/2040	183,479
BRE Grand Islander Timeshare Issuer 2019-A LLC - 144A		105,098	3.280		9/26/2033	108,101
CCG Receivables Trust 2019-2 - 144A		100,000	2.550		3/15/2027	102,029
CF Hippolyta LLC - 144A		113,522	1.690		7/15/2060	115,030
CoreVest American Finance 2018-2 Trust - 144A		221,322	4.026		11/15/2052	237,625
CoreVest American Finance 2019-3 Trust - 144A		100,000	3.265		10/15/2052	102,448
Corevest American Finance 2020-1 Trust - 144A		158,017	1.832		3/15/2050	160,012
Diamond Resorts Owner Trust - 144A		45,827	3.270		10/22/2029	46,512
Foundation Finance Trust 2019-1 - 144A		79,879	3.860		11/15/2034	82,404
FREED ABS Trust 2020-3FP - 144A		113,320	3.010		9/20/2027	113,587
Jersey Mike’s Funding - 144A		130,000	4.433		2/15/2050	139,313
LL ABS Trust 2020-1 - 144A		160,000	2.330		7/15/2022	160,395
Marlette Funding Trust 2019-4 - 144A		79,184	2.390		12/17/2029	79,930
MVW 2019-2 LLC - 144A		124,168	2.220		10/20/2038	127,654
MVW 2020-1 LLC - 144A		161,044	1.740		10/20/2037	163,850
MVW Owner Trust 2016-1 - 144A		35,373	2.250		12/20/2033	35,487
Octane Receivables Trust 2019-1 - 144A		68,943	3.160		9/20/2023	69,735
Octane Receivables Trust 2020-1 - 144A		190,000	1.710		2/20/2025	190,438
Orange Lake Timeshare Trust 2019-A - 144A		96,871	3.360		4/9/2038	98,149
Sierra Timeshare 2020-2 Receivables Funding LLC - 144A		164,496	2.320		7/20/2037	165,537
Sofi Consumer Loan Program 2017-5 LLC - 144A		33,023	2.780		9/25/2026	33,323
Sofi Consumer Loan Program 2017-6 LLC - 144A		22,476	2.820		11/25/2026	22,597
Tricon American Homes 2017-SFR1 Trust - 144A		98,468	2.716		9/17/2022	99,832
TRIP Rail Master Funding LLC - 144A		47,757	2.709		8/15/2047	47,858
VSE 2017-A VOI Mortgage LLC - 144A		51,582	2.330		3/20/2035	52,411
						4,172,320
RESIDENTIAL MORTGAGE - 5.1%
Ajax Mortgage Loan Trust 2019-D - 144A (a)		165,600	2.956		9/25/2065	167,918
Bayview Opportunity Master Fund IVa Trust 2017-RT1 - 144A		49,522	3.000	++	3/28/2057	50,376
Bayview Opportunity Master Fund IVa Trust 2017-SPL5 - 144A		100,000	4.000	++	6/28/2057	105,541
COLT 2020-RPL1 Trust - 144A		200,000	1.390	++	1/25/2065	199,207
FirstKey Homes 2020-SFR2 Trust - 144A		270,000	1.567		10/19/2037	269,661

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
ASSET BACKED SECURITIES - 28.1% (Continued)
RESIDENTIAL MORTGAGE - 5.1% (Continued)
Mill City Mortgage Loan Trust 2017-1 - 144A		$100,000	3.250	++	11/25/2058	$108,433
PRPM 2020-1 LLC - 144A (a)		164,663	2.981		2/25/2025	165,101
PRPM 2020-3 LLC - 144A (a)		121,995	2.857		9/25/2025	122,201
RCO V Mortgage LLC 2019-2 - 144A (a)		140,049	3.475		11/25/2024	140,267
Towd Point Mortgage Trust 2016-3 - 144A		345,000	3.500	++	4/25/2056	363,716
Towd Point Mortgage Trust 2017-1 - 144A		115,000	3.750	++	10/25/2056	125,321
Towd Point Mortgage Trust 2017-4 - 144A		200,000	3.000	++	6/25/2057	214,567
Towd Point Mortgage Trust 2017-6 - 144A		135,000	3.000	++	10/25/2057	143,166
Towd Point Mortgage Trust 2018-4 - 144A		176,573	3.000	++	6/25/2058	188,711
Towd Point Mortgage Trust 2018-6 - 144A		300,000	3.750	++	3/25/2058	332,006
Towd Point Mortgage Trust 2018-SJ1 - 144A		64,064	4.000	++	10/25/2058	64,613
Towd Point Mortgage Trust 2019-2 - 144A		255,000	3.750	++	12/25/2058	276,999
Tricon American Homes 2020-SFR2 Trust - 144A		100,000	2.281		11/17/2027	100,533
VCAT 2019-NPL2 LLC - 144A		80,275	3.573	++	11/25/2049	80,229
Vericrest Opportunity Loan Trust 2019-NPL7 - 144A (a)		259,597	3.179		10/25/2049	260,394
Vericrest Opportunity Loan Trust 2020-NPL2 - 144A (a)		77,288	2.981		2/25/2050	77,462
VOLT 2020-NPL1 A1A - 144A (a)		166,775	3.228		1/25/2050	167,375
						3,723,797
STUDENT LOAN - 0.2%
Commonbond Student Loan Trust 2020-1 - 144A		180,000	1.690		10/25/2051	180,384

WHOLE BUSINESS - 0.1%
Small Business Lending Trust 2019-A - 144A		48,218	2.850		7/15/2026	48,064

TOTAL ASSET BACKED SECURITIES(Cost - $20,029,239)						20,330,887

CORPORATE BONDS - 33.7%
AEROSPACE & DEFENSE - 1.0%
Boeing Co. ^		45,000	3.750		2/1/2050	40,308
Boeing Co.		108,000	5.930		5/1/2060	128,485
Boeing Co. ^		90,000	5.150		5/1/2030	99,647
Howmet Aerospace, Inc. ^		120,000	6.875		5/1/2025	133,650
Signature Aviation US Holdings, Inc. - 144A		105,000	4.000		3/1/2028	101,719
Spirit AeroSystems, Inc. - 144A ^		135,000	5.500		1/15/2025	137,531
TransDigm, Inc.		90,000	5.500		11/15/2027	88,033
						729,373
APPAREL & TEXTILE PRODUCTS - 0.4%
Hanesbrands, Inc. - 144A		100,000	5.375		5/15/2025	105,375
Under Armour, Inc. ^		75,000	3.250		6/15/2026	72,601
VF Corp.		74,000	2.400		4/23/2025	78,673
						256,649
ASSET MANAGEMENT - 1.3%
Brightsphere Investment Group, Inc.		165,000	4.800		7/27/2026	174,858
Charles Schwab Corp. ^	5 Year Treasury Note + 4.971%	157,000	5.375	+	9/1/2168	172,198
Citadel LP - 144A		155,000	4.875		1/15/2027	165,956
Icahn Enterprises LP / Icahn Enterprises Finance Corp.		130,000	6.250		5/15/2026	135,179
UBS AG		250,000	7.625		8/17/2022	278,521
						926,712
AUTOMOTIVE - 1.2%
American Axle & Manufacturing, Inc.		80,000	6.500		4/1/2027	80,500
Dana, Inc. ^		105,000	5.375		11/15/2027	108,609
Ford Motor Co. ^		103,000	9.000		4/22/2025	121,507
General Motors Co. ^		125,000	6.800		10/1/2027	153,667
Lear Corp.		165,000	3.800		9/15/2027	177,032
Nissan Motor Co. Ltd. - 144A		200,000	4.810		9/17/2030	201,026
						842,341
BANKING - 4.9%
Bank of America Corp. ^	3 Month LIBOR + 0.790%	145,000	3.004	+	12/20/2023	152,071
Bank of America Corp.		211,000	4.200		8/26/2024	235,256
Bank of America Corp.	3 Month LIBOR + 0.770%	160,000	1.019	+	2/5/2026	160,105
Bank of Montreal	5 Year Swap Rate US + 1.432%	234,000	3.803	+	12/15/2032	259,385
BBVA Bancomer SA - 144A	5 Year Treasury Note + 2.650%	200,000	5.125	+	1/18/2033	197,550
Citigroup, Inc.		300,000	4.050		7/30/2022	318,004
Citigroup, Inc.	3 Month LIBOR + 1.250%	215,000	1.475	+	7/1/2026	218,321
Citigroup, Inc.		95,000	3.200		10/21/2026	104,563
Fifth Third Bancorp ^	5 Year Treasury Note + 4.215%	124,000	4.500	+	9/30/2168	125,550
JPMorgan Chase & Co. ^	SOFRRATE + 2.515%	400,000	2.956	+	5/13/2031	426,689
JPMorgan Chase & Co. ^	SOFRRATE + 3.125%	47,000	4.600	+	8/1/2168	46,401
PNC Financial Services Group, Inc.	3 Month LIBOR + 3.300%	170,000	5.000	+	12/29/2049	182,333
Santander Holdings USA, Inc. ^		65,000	4.400		7/13/2027	72,597
Santander Holdings USA, Inc. ^		133,000	3.700		3/28/2022	137,865

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS - 33.7% (Continued)
BANKING - 4.9% (Continued)
Synovus Financial Corp.	5 Year Swap Rate US + 3.379%	$70,000	5.900	+	2/7/2029	$72,910
Toronto-Dominion Bank	5 Year Swap Rate US + 2.205%	195,000	3.625	+	9/15/2031	218,611
Truist Financial Corp. ^	10 Year Treasury Note + 4.349%	155,000	5.100	+	3/1/2069	170,006
Wells Fargo & Co.	SOFRRATE + 2.10%	350,000	2.393	+	6/2/2028	364,092
Wells Fargo & Co.	3 Month LIBOR + 3.110%	115,000	5.900	+	12/15/2165	116,377
						3,578,686
BEVERAGES - 0.4%
Anheuser-Busch InBev Worldwide, Inc.		105,000	4.000		4/13/2028	121,025
Anheuser-Busch InBev Worldwide, Inc.		40,000	4.750		1/23/2029	48,474
Bacardi Ltd. - 144A		100,000	4.700		5/15/2028	115,507
						285,006
BIOTECH & PHARMA - 1.0%
Bausch Health Cos., Inc. - 144A		50,000	5.750		8/15/2027	53,719
Mylan NV		105,000	3.950		6/15/2026	118,251
Par Pharmaceutical, Inc. - 144A		50,000	7.500		4/1/2027	53,065
Perrigo Finance Unlimited Co.		200,000	4.375		3/15/2026	222,873
Royalty Pharma PLC - 144A ^		165,000	2.200		9/2/2030	162,757
Royalty Pharma PLC - 144A		69,000	3.550		9/2/2050	66,349
Teva Pharmaceutical Finance Netherlands III BV ^		85,000	3.150		10/1/2026	74,959
						751,973
CABLE & SATELLITE - 0.4%
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A		45,000	4.500		8/15/2030	46,823
DISH DBS Corp.		25,000	5.000		3/15/2023	25,219
Radiate Holdco LLC / Radiate Finance, Inc. - 144A ^		20,000	4.500		9/15/2026	20,105
Virgin Media Finance PLC - 144A ^		200,000	5.000		7/15/2030	199,250
						291,397
CHEMICALS - 0.6%
Avient Corp. - 144A		100,000	5.750		5/15/2025	105,375
Nutrition & Biosciences, Inc. - 144A		165,000	2.300		11/1/2030	166,071
Olin Corp. ^		120,000	5.625		8/1/2029	124,199
						395,645
COMMERCIAL SUPPORT SERVICES - 0.4%
Aramark Services, Inc. - 144A ^		50,000	6.375		5/1/2025	52,506
Block Financial LLC ^		160,000	3.875		8/15/2030	165,031
GFL Environmental, Inc. - 144A ^		95,000	3.750		8/1/2025	95,178
						312,715
CONSTRUCTION MATERIALS - 0.2%
Standard Industries, Inc. - 144A ^		130,000	4.375		7/15/2030	134,100

CONTAINERS & PACKAGING - 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. - 144A		200,000	4.125		8/15/2026	204,250

DIVERSIFIED INDUSTRIALS - 0.1%
General Electric Co.	3 Month LIBOR + 3.330%	136,000	5.000	+	12/29/2049	110,387

ELEC & GAS MARKETING & TRADING - 0.2%
Southern Power Co.		125,000	4.150		12/1/2025	143,499

ELECTRIC UTILITIES - 1.5%
American Electric Power Co, Inc.		160,000	2.300		3/1/2030	164,710
DPL, Inc.		120,000	4.350		4/15/2029	130,330
Edison International		160,000	4.125		3/15/2028	167,670
Exelon Corp.		85,000	3.497		6/1/2022	88,632
Pennsylvania Electric Co. - 144A		140,000	3.600		6/1/2029	152,614
Talen Energy Supply LLC - 144A		60,000	6.625		1/15/2028	57,476
TerraForm Power Operating LLC - 144A ^		90,000	5.000		1/31/2028	98,973
Vistra Operations Co. LLC - 144A		180,000	4.300		7/15/2029	195,239
						1,055,644
ELECTRICAL EQUIPMENT - 0.1%
WESCO Distribution, Inc. - 144A		50,000	7.250		6/15/2028	54,820

ENGINEERING & CONSTRUCTION - 0.3%
Quanta Services, Inc.		205,000	2.900		10/1/2030	214,147

ENTERTAINMENT CONTENT - 0.1%
Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A		55,000	5.375		8/15/2026	32,244
Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A		30,000	6.625		8/15/2027	12,012
						44,256
FOOD - 0.2%
Conagra Brands, Inc.		145,000	4.300		5/1/2024	161,502

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS - 33.7% (Continued)
HEALTH CARE FACILITIES & SERVICES - 1.1%
Anthem, Inc. ^		$150,000	2.875		9/15/2029	$161,712
Centene Corp.		45,000	4.625		12/15/2029	49,051
CVS Health Corp.	3 Month LIBOR + 0.720%	145,000	0.962	+	3/9/2021	145,294
DaVita, Inc. - 144A ^		70,000	3.750		2/15/2031	67,419
HCA, Inc.		65,000	5.375		2/1/2025	72,073
Jaguar Holding Co. II / PPD Development LP -144A		40,000	5.000		6/15/2028	41,742
Legacy LifePoint Health, Inc. - 144A		35,000	4.375		2/15/2027	34,727
Providence Service Corp/The - 144A		5,000	5.875		11/15/2025	5,097
Tenet Healthcare Corp. - 144A ^		15,000	7.500		4/1/2025	16,179
Tenet Healthcare Corp. - 144A		50,000	5.125		11/1/2027	51,610
Universal Health Services, Inc. - 144A		161,000	2.650		10/15/2030	160,791
						805,695
HOME CONSTRUCTION - 0.5%
M/I Homes, Inc.		105,000	4.950		2/1/2028	109,003
PulteGroup, Inc. ^		125,000	6.375		5/15/2033	159,878
Weekley Homes LLC / Weekley Finance Corp. - 144A		85,000	4.875		9/15/2028	101,532
						370,413
INDUSTRIAL SUPPORT SERVICES - 0.3%
Ashtead Capital, Inc. - 144A		200,000	4.375		8/15/2027	210,000

INSTITUTIONAL FINANCIAL SERVICES - 1.9%
Bank of New York Mellon Corp.	5 Year Treasury Note + 4.358%	160,000	4.700	+	Perpetual	171,600
Brookfield Finance, Inc.		220,000	4.250		6/2/2026	253,692
Goldman Sachs Group, Inc. ^		295,000	4.250		10/21/2025	335,487
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.		120,000	4.850		1/15/2027	138,209
Morgan Stanley		180,000	3.125		7/27/2026	198,765
Morgan Stanley ^		175,000	6.375		7/24/2042	273,016
						1,370,769
INSURANCE - 2.0%
Allstate Corp.	3 Month LIBOR + 2.938%	150,000	5.750	+	8/15/2053	159,447
Athene Holding Ltd. - 144A		150,000	2.450		8/20/2027	152,342
Brighthouse Financial, Inc.		120,000	5.625		5/15/2030	141,920
Fairfax Financial Holdings Ltd.		150,000	4.850		4/17/2028	163,394
Liberty Mutual Group, Inc. - 144A		150,000	4.569		2/1/2029	181,281
MetLife, Inc.	3 Month LIBOR + 2.959%	76,000	5.875	+	3/15/2028	84,604
MetLife, Inc.	5 Year Treasury Note + 3.576%	160,000	3.850	+	9/15/2025	160,858
Prudential Financial, Inc.	3 Month LIBOR + 3.920%	230,000	5.625	+	6/15/2043	245,612
Trinity Acquisition PLC		60,000	4.400		3/15/2026	69,307
Voya Financial, Inc. ^	3 Month LIBOR + 3.580%	105,000	5.650	+	5/15/2053	108,466
						1,467,231
INTERNET MEDIA & SERVICES - 0.4%
ANGI Group LLC - 144A		65,000	3.875		8/15/2028	64,391
Tencent Holdings Ltd. - 144A		200,000	3.975		4/11/2029	225,485
TripAdvisor, Inc. - 144A		30,000	7.000		7/15/2025	31,264
						321,140
LEISURE FACILITIES & SERVICES - 0.5%
Caesars Entertainment, Inc. - 144A		25,000	6.250		7/1/2025	25,641
Gateway Casinos & Entertainment Ltd. - 144A		45,000	8.250		3/1/2024	37,739
International Game Technology PLC - 144A		20,000	5.250		1/15/2029	19,832
Marriott Ownership Resorts, Inc.		95,000	4.750		1/15/2028	90,826
Scientific Games International, Inc. - 144A ^		80,000	5.000		10/15/2025	80,400
Scientific Games International, Inc. - 144A		50,000	8.250		3/15/2026	50,805
Scientific Games International, Inc. - 144A		20,000	7.000		5/15/2028	19,900
						325,143
MACHINERY - 0.8%
Flowserve Corp. ^		200,000	3.500		10/1/2030	199,396
Hillenbrand, Inc.		125,000	4.500		9/15/2026	136,250
Oshkosh Corp.		41,031	3.100		3/1/2030	43,590
Oshkosh Corp.		113,000	4.600		5/15/2028	129,409
Stanley Black & Decker, Inc. ^	5 Year Treasury Note + 2.657%	90,000	4.000	+	3/15/2060	94,080
						602,725
METALS & MINING - 0.7%
Alliance Resource Operating Partners LP - 144A		70,000	7.500		5/1/2025	46,550
Cleveland-Cliffs, Inc. - 144A		85,000	6.750		3/15/2026	89,356
Glencore Funding LLC - 144A		160,000	1.625		9/1/2025	159,211
Novelis Corp. - 144A ^		55,000	4.750		1/30/2030	55,879
Teck Resources Ltd.		145,000	6.125		10/1/2035	168,251
						519,247

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
CORPORATE BONDS - 33.7% (Continued)
OIL & GAS PRODUCERS - 2.5%
Aker BP ASA - 144A		$150,000	2.875	1/15/2026	$148,676
Boardwalk Pipelines LP ^		155,000	4.950	12/15/2024	168,993
Cheniere Energy Partners LP - 144A		45,000	4.625	10/15/2028	46,519
CrownRock LP / CrownRock Finance, Inc. - 144A		75,000	5.625	10/15/2025	73,894
EQM Midstream Partners LP -144A		15,000	6.000	7/1/2025	15,394
EQM Midstream Partners LP - 144A		20,000	6.500	7/1/2027	21,004
Holly Frontier Corp.		165,000	5.875	4/1/2026	175,681
Kinder Morgan, Inc.		45,000	7.750	1/15/2032	61,631
Kinder Morgan, Inc. ^		160,000	4.300	6/1/2025	179,743
Parsley Energy LLC / Parsley Finance Corp. - 144A ^		70,000	4.125	2/15/2028	72,970
Pertamina Persero PT - 144A		200,000	6.450	5/30/2044	261,983
Petroleos Mexicanos		100,000	7.690	1/23/2050	83,231
Petronas Capital Ltd. - 144A		200,000	3.500	4/21/2030	223,285
Sabine Pass Liquefaction LLC		100,000	6.250	3/15/2022	105,712
Sabine Pass Liquefaction LLC		65,000	4.200	3/15/2028	70,611
Targa Resources Partners LP ^		100,000	5.875	4/15/2026	102,188
					1,811,515
OIL & GAS SERVICES & EQUIPMENT - 0.1%
Patterson-UTI Energy, Inc.		80,000	5.150	11/15/2029	60,206
Transocean Guardian Ltd. - 144A		31,200	5.875	1/15/2024	19,110
					79,316
PUBLISHING & BROADCASTING - 0.1%
Meredith Corp.		85,000	6.875	2/1/2026	70,603

REITS - 2.4%
Corporate Office Properties LP		196,000	3.600	5/15/2023	206,624
EPR Properties		220,000	4.750	12/15/2026	199,875
ESH Hospitality, Inc. - 144A		80,000	4.625	10/1/2027	78,500
GLP Capital LP / GLP Financing II, Inc.		155,000	5.750	6/1/2028	176,753
Iron Mountain, Inc. - 144A		110,000	4.875	9/15/2029	111,265
iStar, Inc.		105,000	4.250	8/1/2025	96,600
MPT Operating Partnership LP / MPT Finance Corp.		85,000	5.000	10/15/2027	89,099
MPT Operating Partnership LP / MPT Finance Corp.		25,000	4.625	8/1/2029	26,218
Office Properties Income Trust		170,000	4.500	2/1/2025	172,489
Retail Opportunity Investments Partnership LP		105,000	4.000	12/15/2024	105,015
SBA Tower Trust - 144A		170,000	1.884	1/15/2026	173,006
Service Properties Trust ^		165,000	4.950	2/15/2027	139,013
Spirit Realty LP		155,000	3.200	2/15/2031	154,770
					1,729,227
RETAIL - CONSUMER STAPLES - 0.2%
Albertsons Cos Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC - 144A		105,000	4.625	1/15/2027	108,381

RETAIL - DISCRETIONARY - 0.2%
American Builders & Contractors Supply Co., Inc. - 144A		100,000	4.000	1/15/2028	101,669
QVC, Inc.		75,000	4.375	3/15/2023	77,906
					179,575
SEMICONDUCTORS - 0.4%
Broadcom, Inc.		180,000	4.150	11/15/2030	202,060
Microchip Technology, Inc. - 144A		100,000	4.250	9/1/2025	103,908
					305,968
SOFTWARE - 0.5%
Citrix Systems, Inc.		190,000	3.300	3/1/2030	200,853
Vmware, Inc.		100,000	3.900	8/21/2027	110,497
Vmware, Inc.		55,000	4.700	5/15/2030	65,013
					376,363
SPECIALTY FINANCE - 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust ^		150,000	3.650	7/21/2027	141,611
Aviation Capital Group LLC - 144A ^		145,000	3.500	11/1/2027	127,966
Avolon Holdings Funding Ltd. - 144A		125,000	4.375	5/1/2026	121,383
Capital One Financial Corp. ^		120,000	4.200	10/29/2025	133,590
Capital One Financial Corp.		165,000	3.750	7/28/2026	181,304
FirstCash, Inc. - 144A		50,000	4.625	9/1/2028	50,844
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. - 144A		80,000	4.250	2/1/2027	69,300
OneMain Finance Corp. ^		70,000	6.875	3/15/2025	77,131
OneMain Finance Corp.		25,000	7.125	3/15/2026	27,753
OneMain Finance Corp.		10,000	5.375	11/15/2029	10,300
					941,182

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS - 33.7% (Continued)
TECHNOLOGY HARDWARE - 1.3%
Dell International LLC / EMC Corp. - 144A ^		$105,000	8.100		7/15/2036	$141,966
Flex Ltd.		94,000	3.750		2/1/2026	102,957
Hewlett Packard Enterprise Co. ^		160,000	4.900		10/15/2025	183,945
HP, Inc.		220,000	3.400		6/17/2030	235,592
Motorola Solutions, Inc.		96,429	4.600		2/23/2028	112,594
Motorola Solutions, Inc.		50,000	4.600		5/23/2029	58,821
NCR Corp. - 144A		10,000	5.250		10/1/2030	9,919
Xerox Holdings Corp. - 144A		95,000	5.500		8/15/2028	93,962
						939,756
TECHNOLOGY SERVICES - 0.4%
Leidos, Inc. - 144A		185,000	2.300		2/15/2031	183,737
Science Applications International Corp. - 144A ^		120,000	4.875		4/1/2028	125,914
						309,651
TELECOMMUNICATIONS - 1.0%
Consolidated Communications, Inc. - 144A		95,000	6.500		10/1/2028	97,791
Frontier Communications Corp. - 144A		70,000	8.500		4/1/2026	70,508
Level 3 Financing, Inc. - 144A		130,000	4.250		7/1/2028	130,780
Sprint Spectrum Co. LLC - 144A		100,000	3.360		9/20/2021	101,094
Telesat Canada - 144A		45,000	6.500		10/15/2027	44,838
T-Mobile USA, Inc. - 144A		145,000	3.875		4/15/2030	163,068
Verizon Communications, Inc. ^	3 Month LIBOR + 1.100%	85,000	1.380	+	5/15/2025	87,130
						695,209
TOBACCO & CANNABIS - 0.3%
BAT Capital Corp.		195,000	4.906		4/2/2030	227,628

TRANSPORTATION & LOGISTICS - 0.2%
DP World PLC - 144A		100,000	6.850		7/2/2037	125,880

TOTAL CORPORATE BONDS (Cost - $23,573,200)						24,385,719

MUNICIPAL BONDS - 5.2%
CITY - 0.7%
City of Bristol VA		340,000	4.210		1/1/2042	363,664
City of San Antonio TX		145,000	1.963		2/1/2033	146,533
						510,197
GUARANTEED - 0.4%
Rockdale County Water & Sewerage Authority		305,000	3.060		7/1/2024	322,925

HIGHER EDUCATION - 0.2%
University of California		115,000	4.428		5/15/2048	129,086

HOSPITALS - 0.2%
Idaho Health Facilities Authority		135,000	5.020		3/1/2048	163,584

LOCAL AUTHORITY - 2.4%
San Diego County Regional Airport Authority		325,000	5.594		7/1/2043	342,693
State of California ^		385,000	7.600		11/1/2040	682,713
State of Texas		600,000	3.211		4/1/2044	638,274
Texas Transportation Commission State Highway Fund		35,000	4.000		10/1/2033	43,718
						1,707,398
OTHER - 0.2%
Klein Independent School District		95,000	5.000		8/1/2032	127,683

SALES TAX - 0.3%
Massachusetts Bay Transportation Authority		120,000	5.250		7/1/2032	171,083
Sales Tax Securitization Corp.		20,000	3.411		1/1/2043	20,254
						191,337
SCHOOL DISTRICT - 0.2%
Clackamas & Washington Counties School District No 3		120,000	5.000		6/15/2032	160,534

STATE - 0.4%
State of Texas		245,000	3.011		10/1/2026	269,417

WATER AND SEWER - 0.2%
Santa Clara Valley Water District		160,000	2.967		6/1/2050	159,112

TOTAL MUNICIPAL BONDS -(Cost - $3,454,733)						3,741,273

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
NON U.S. GOVERNMENT & AGENCIES - 0.8%
SOVEREIGN - 0.8%
Qatar Government International Bond - 144A		$200,000	4.400		4/16/2050	$255,278
Saudi Government International Bond - 144A		200,000	3.250		10/22/2030	218,438
Turkey Government International Bond		130,000	7.375		2/5/2025	133,120
TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost - $620,280)						606,836

U.S. GOVERNMENT & AGENCIES - 23.6%
AGENCY FIXED RATE - 3.3%
Fannie Mae Pool 310041		51,634	6.500		5/1/2037	62,191
Fannie Mae Pool 735061		14,143	6.000		11/1/2034	16,722
Fannie Mae Pool 866009		13,145	6.000		3/1/2036	15,510
Fannie Mae Pool 909175		24,749	5.500		4/1/2038	28,695
Fannie Mae Pool 909220		61,488	6.000		8/1/2038	71,606
Fannie Mae Pool 938574		123,691	5.500		9/1/2036	145,518
Fannie Mae Pool 962752		19,285	5.000		4/1/2038	22,315
Fannie Mae Pool AA7001		112,554	5.000		6/1/2039	129,887
Fannie Mae Pool AS6522		110,447	3.500		1/1/2046	117,883
Fannie Mae Pool AS7026		158,201	4.000		4/1/2046	170,907
Fannie Mae Pool BJ9260		254,532	4.000		4/1/2048	272,189
Fannie Mae Pool CA4128		136,041	3.000		9/1/2049	142,310
Fannie Mae Pool CA4978		203,309	3.000		1/1/2050	212,673
Fannie Mae Pool MA3803		322,249	3.500		10/1/2049	340,029
Fannie Mae Pool MA3905		422,484	3.000		1/1/2050	441,087
Freddie Mac Gold Pool G01980		133,264	5.000		12/1/2035	154,195
Freddie Mac Gold Pool G05888		20,532	5.500		10/1/2039	23,805
						2,367,522
U.S. TREASURY BONDS - 6.3%
United States Treasury Bond		590,000	3.000		8/15/2048	778,731
United States Treasury Bond ^		1,280,000	2.875		5/15/2049	1,657,150
United States Treasury Bond ^		1,260,000	2.000		2/15/2050	1,372,022
United States Treasury Bond ^		835,000	1.375		8/15/2050	783,791
						4,591,694
U.S. TREASURY NOTES - 14.0%
United States Treasury Note		250,000	1.750		6/15/2022	256,445
United States Treasury Note		115,000	2.250		3/31/2021	116,011
United States Treasury Note ^		1,905,000	0.125		5/31/2022	1,904,405
United States Treasury Note		1,970,000	0.250		5/31/2025	1,962,074
United States Treasury Note		1,210,000	2.875		8/15/2028	1,409,508
United States Treasury Note ^		3,890,000	2.625		2/15/2029	4,479,350
						10,127,793

TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $16,867,297)						17,087,009

TERM LOANS - 5.4%
AEROSPACE - 0.2%
AI Convoy Luxembourg Sarl Facility B	6 Month LIBOR + 3.500%	94,525	3.651	+	1/18/2027	93,078
TransDigm, Inc. New Tranche E Term Loan	1 Month LIBOR + 2.250%	49,002	2.398	+	5/30/2025	46,228
						139,306
AUTOMOTIVE - 0.1%
Cooper-Standard Automotive, Inc. Additional Term B-1 Loan	1 Month LIBOR + 2.000%	68,964	2.750	+	11/2/2023	59,839

BIOTECH & PHARMA - 0.0%
Bausch Health Americas, Inc. Initial Term Loan	1 Month LIBOR + 3.000%	7,662	3.149	+	6/2/2025	7,497
Bausch Health Americas, Inc. First Incremental Term Loan	1 Month LIBOR + 2.750%	24,000	2.899	+	11/27/2025	23,495
						30,992
CABLE & SATELLITE - 0.4%
Charter Communications Operating LLC	1 Month LIBOR + 1.750%	64,836	1.898	+	2/1/2027	63,292
CSC Holdings LLC	1 Month LIBOR + 2.250%	99,746	2.398	+	1/15/2026	96,614
Newco Financing Partnership	1 Month LIBOR + 3.500%	45,000	3.651	(b)	1/31/2029	43,999
Radiate Holdco LLC ^	1 Month LIBOR + 3.500%	17,860	0.899	+	9/25/2026	17,591
UPC Financing Partnership	1 Month LIBOR + 3.500%	50,000	3.651	(b)	1/31/2029	48,888
Virgin Media Bristol LLC ^	1 Month LIBOR + 3.250%	20,000	3.397	(b)	1/31/2029	19,650
						290,034
CHEMICALS - 0.2%
HB Fuller Co	1 Month LIBOR + 2.000%	37,701	2.151	+	10/20/2024	37,136
INEOS US Finance LLC	3 Month LIBOR + 2.000%	129,667	2.148	(b)	4/1/2024	126,317
						163,453

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 5.4% (Continued)
COMMERCIAL SUPPORT SERVICES - 0.2%
Aramark Services, Inc. U.S. Term B-4 Loan	1 Month LIBOR + 1.750%	$24,875	1.897	+	1/15/2027	$23,888
CHG Healthcare Services, Inc. New Term Loan (2017) (First Lien)	3 Month LIBOR + 3.000%	76,818	4.000	+	6/7/2023	75,130
TKC Holdings, Inc. Initial Term Loan (First Lien)	2 Month LIBOR + 3.750%	81,428	4.750	+	2/1/2023	76,785
						175,803
CONSTRUCTION MATERIALS - 0.2%
AZEK Co. LLC New Term Loan	3 Month LIBOR + 3.750%	40,087	4.750	+	5/5/2024	40,092
Summit Materials LLC New Term Loan	1 Month LIBOR + 2.000%	97,985	2.148	+	11/21/2024	96,331
						136,423
CONTAINERS & PACKAGING - 0.3%
Berry Global, Inc. Term Y Loan	1 Month LIBOR + 2.000%	129,123	2.145	+	7/1/2026	125,202
Graham Packaging Co., Inc. Initial Term Loan	1 Month LIBOR + 3.750%	125,000	3.901	+	8/4/2027	124,206
						249,408
ELECTRIC UTILITIES - 0.2%
APLP Holdings LP Term Loan (2020)	1 Month LIBOR + 2.500%	51,474	3.500	+	4/14/2025	51,130
Calpine Corp. Term Loan (2019)	1 Month LIBOR + 2.250%	98,750	2.398	+	4/5/2026	96,394
						147,524
ELECTRICAL EQUIPMENT - 0.1%
Brookfield WEC Holdings, Inc. Initial Term Loan (2020)	1 Month LIBOR + 3.000%	98,199	3.750	+	8/1/2025	96,128
Ingersoll-Rand Services Co	1 Month LIBOR + 1.750%	9,975	1.893	+	3/1/2027	9,667
						105,795
HEALTH CARE FACILITIES & SERVICES - 0.3%
Catalent Pharma Solutions, Inc. Dollar Term B-2 Loan	1 Month LIBOR + 2.250%	49,622	2.530	+	5/18/2026	49,509
Iqvia, Inc. Term B-3 Dollar Loan	3 Month LIBOR + 1.750%	107,525	1.970	+	6/11/2025	105,878
Legacy LifePoint Health LLC Term B Loan (First Lien) ^	1 Month LIBOR + 3.750%	82,732	3.898	+	11/16/2025	80,457
						235,844
HOUSEHOLD PRODUCTS - 0.1%
KIK Custom Products, Inc. Initial Loan	3 Month LIBOR + 4.000%	71,923	5.000	+	5/15/2023	71,428
Reynolds Consumer Products LLC Initial Term Loan	1 Month LIBOR + 1.750%	14,319	1.901	+	2/4/2027	14,064
						85,492
INSURANCE - 0.2%
Ryan Specialty Group LLC Term Loan	1 Month LIBOR + 3.250%	10,000	3.398	+	9/1/2027	9,944
Sedgwick Claims Management Services, Inc. Initial Term Loan	1 Month LIBOR + 3.250%	103,409	3.398	+	12/31/2025	99,516
						109,460
INTERNET MEDIA & SERVICES- 0.1%
Pug LLC USD Term B Loan	1 Month LIBOR + 3.500%	64,513	3.651	+	2/12/2027	56,731

LEISURE FACILITIES & SERVICES - 0.1%
Aristocrat International Pty Ltd. Initial Term Loan	3 Month LIBOR + 3.750%	14,963	3.894	+	10/19/2024	14,994
Station Casinos LLC Term B-1 Facility Loan	1 Month LIBOR + 2.250%	39,739	2.401	+	2/8/2027	38,206
						53,200
MACHINERY - 0.3%
Alliance Laundry Systems LLC	3 Month LIBOR + 3.500%	60,000	4.250	+	10/8/2027	59,588
Gardner Denver, Inc. Series A New Term Loan	1 Month LIBOR + 2.750%	9,950	2.895	+	3/1/2027	9,847
Seminole Tribe of Florida, Inc.	1 Month LIBOR + 1.750%	88,193	1.898	+	7/8/2024	84,859
Star US Bidco LLC Initial Term Loan	1 Month LIBOR + 4.250%	74,813	5.250	+	3/17/2027	72,007
						226,301
MEDICAL EQUIPMENT & DEVICES - 0.2%
Avantor, Inc.	1 Month LIBOR + 2.500%	35,000	0.000	(b)	10/29/2027	34,781
Greatbatch Ltd.	1 Month LIBOR + 2.500%	125,000	3.500	+	10/27/2022	124,108
						158,889
OIL & GAS PRODUCERS - 0.1%
Buckeye Partners LP Initial Term Loan	1 Month LIBOR + 2.750%	24,875	2.897	+	11/1/2026	24,475
CITGO Petroleum Corp. 2019 Incremental Term B Loan	3 Month LIBOR + 5.000%	58,366	6.000	+	3/28/2024	54,718
						79,193
PUBLISHING & BROADCASTING - 0.1%
Nexstar Broadcasting, Inc. Term B-4 Loan	1 Month LIBOR + 2.750%	81,653	2.899	+	9/18/2026	79,775

RETAIL - DISCRETIONARY - 0.3%
Harbor Freight Tools USA Inc	1 Month LIBOR + 3.250%	105,000	4.000	+	10/19/2027	103,681
PriSo Acquisition Corp	3 Month LIBOR + 3.000%	100,000	4.000	(b)	5/8/2022	98,000
						201,681
SOFTWARE - 0.4%
Applied Systems, Inc.	3 Month LIBOR + 3.250%	59,846	4.250	(b)	9/19/2024	59,649
Boxer Parent Co., Inc. Initial Dollar Term Loan	1 Month LIBOR + 4.250%	133,501	4.398	+	10/2/2025	130,045
Dun & Bradstreet Corp. Initial Dollar Term Loan	3 Month LIBOR + 3.750%	15,000	3.898	+	10/7/2027	14,783
Ultimate Software Group, Inc.	3 Month LIBOR + 4.000%	40,000	4.147	+	5/4/2026	39,838
						244,315

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 5.4% (Continued)
TECHNOLOGY HARDWARE - 0.2%
CommScope, Inc.	1 Month LIBOR + 3.250%	$39,600	3.398	+	4/6/2026	$38,348
Dell International LLC	1 Month LIBOR + 2.000%	95,000	2.750	+	9/19/2025	94,128
						132,476
TECHNOLOGY SERVICES - 0.3%
Dun & Bradstreet Corp. Initial Dollar Term Loan	1 Month LIBOR + 3.750%	94,525	3.906	+	2/6/2026	93,265
Refinitiv US Holdings, Inc.	1 Month LIBOR + 3.250%	129,670	3.398	+	10/1/2025	127,958
						221,223
TELECOMMUNICATIONS - 0.4%
CenturyLink, Inc. Term B Loan	1 Month LIBOR + 2.250%	39,688	2.401	+	3/15/2027	38,283
Consolidated Communications, Inc. Initial Term Loan	3 Month LIBOR + 4.750%	45,000	4.897	+	10/2/2027	44,684
SBA Senior Finance II LLC	1 Month LIBOR + 1.750%	129,668	1.898	(b)	4/11/2025	125,925
Zayo Group Holdings, Inc. Initial Dollar Term Loan	1 Month LIBOR + 3.000%	84,575	3.147	+	3/9/2027	81,671
						290,563
TRANSPORTATION & LOGISTICS - 0.4%
American Airlines, Inc. 2018 Replacement Term Loan	1 Month LIBOR + 1.750%	103,939	1.906	+	6/27/2025	66,326
Mileage Plus Holdings LLC Initial Term Loan	3 Month LIBOR + 5.250%	120,000	5.399	+	6/21/2027	122,198
Navistar, Inc. Tranche B Term Loan	1 Month LIBOR + 3.500%	87,525	3.643	+	11/6/2024	86,890
						275,414

TOTAL TERM LOANS - (Cost - $4,041,279)						3,949,134

		Shares
COLLATERAL FOR SECURITIES LOANED - 19.9%
Mount Vernon Prime Portfolio #		14,414,493	0.160	+		14,414,493
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $14,414,493)

TOTAL INVESTMENTS - 116.7% (Cost - $83,000,521)						$84,515,351
LIABILITIES IN EXCESS OF OTHER ASSETS - (16.7)%						(12,110,065)
NET ASSETS - 100.0%						$72,405,286

ABS - Asset Backed Security

CMBS - Collateralized Mortgage Backed Security

CMO - Collateralized Mortgage Obligation

LLC - Limited Liability Corporation

LP - Limited Partnership

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

REITs - Real Estate Investment Trusts

SARL - Private Limited Liability Company in Luxembourg

^	All or a portion of these securities are on loan. Total loaned securities had a value of $13,884,502 at October 31, 2020.

+	Variable rate security. Interest rate is as of October 31, 2020.

++	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $27,827,482 or 38.43% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2020.

(b)	Security has not settled. Interst rate will be set at settlement.

Portfolio Composition * - (Unaudited)
Corporate Bonds	28.5%	Municipal Bonds	4.4%
Asset Backed Securities	23.8%	Non U.S. Government & Agencies	0.7%
U.S. Government & Agencies	20.0%	Others **	18.0%
Bank Loans	4.6%	Total	100.0%

*	Based on total value of investments as of October 31, 2020.

**	Includes collateral for securities loaned as of October 31, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

It is extremely rare to see an asset class assigned a single purpose, or rather a single environment for which it may be useful as a part of a diversified portfolio. However, bank loans have more recently been painted with that brush – as an already historically low interest rate environment collapsed to the lowest interest rates imaginable in recent times. Bank loans have seen fairly steady retail investor outflows for the past few years as interest rates failed to increase to the long-term averages, and the plummet in interest rates earlier this year saw a swell in the retail exodus. While the bank loan space is widely known for its debt instruments that are tied to LIBOR, which declined from 190 basis points at the beginning of the fiscal year down to 22 basis points at the end, the coupons on those loans are offered with spreads above the LIBOR rate. Therefore, even if LIBOR were to stagnate at these low levels, then there is a spread that often correlates with the credit rating and corporate hierarchy of the security that may be competitive with traditional high-yield bonds from the same issuer. For example, at the end of the fiscal year, the average yield on the 100 largest bank loans, as measured by the S&P LSTA 100 Leveraged Loan Index, was 4.79 percent while the BofA U.S. High-Yield Bond Cash Pay Index ended the period with a yield of 5.96 percent. This spread between high-yield bonds and bank loans was tighter at the beginning of the fiscal year, with a difference of only 0.12 percent. Bank loans in general, as measured by the Credit Suisse Leveraged Loan Index, were outpaced by traditional high-yield bonds during the fiscal year, increasing 1.5 percent while high-yield bonds increased 2.6 percent.

Allocation Review

As the recovery from the lows reached in March has broadly continued, the Sub-Adviser has shifted to reduce the Fund’s exposure to double-B rated bank loans and rotate into single-B rated loans where it believes that valuations are more attractive. At the beginning of the fiscal year, the Fund had slightly more than 40 percent allocated to single-B rated bank loans, and by the end of the fiscal year that had increased to more than 50 percent. While most of this increase was offset by a corresponding decrease in double-B rated bank loans, the Sub-Adviser also sourced it using reductions in the allocation to CCC-rated bank loans. While this has resulted in a slightly more aggressive tilt from a credit rating perspective compared to the beginning of the fiscal year, the Fund’s allocation to bank loans rated single-B is still less than the benchmark index, as is the Fund’s exposure to bank loans rated CCC and lower. In addition, the Sub-Adviser has been selective in its additions within the lower-rated space, focusing on the bank loans of companies that were heavily impacted by the pandemic, but show prospects of adapting or navigating during the recovery. An example would be surgery centers that specialize in elective surgeries since many of those companies were forced to close earlier this year. From a sector perspective, the Fund ended the fiscal year with large underweights to the information technology and financial services sectors and some overweights to the healthcare and staples-oriented sectors. The Fund did not have any exposure to derivatives during the fiscal year that meaningfully affected performance.

Holdings Insights

Although most of the rebound in bank loans occurred within a short period after March’s decline, some holdings experienced their largest rebound within the final months of the fiscal year. For example, the Rodan & Fields bank loan maturing in 2025 (BL2709733) (holding weight*: 0.27 percent), a provider of multi-stage skincare solutions, saw its price surge 32.1 percent during the final fiscal quarter, recouping the majority of its losses from earlier in the fiscal year. Similarly, the Fund continued to hold the U.S. Farathane bank loan maturing in 2021 (BL2521211) (holding weight*: 0.52 percent), a designer and manufacturer of highly - engineered plastic fabricated products, and its price rose 20.7 percent in the final three months. This leap in price not only recovered what was lost earlier in the year, but also boosted the value above where it began the fiscal year. One of the greatest overall detractors from performance during the downturn was the Univision Communications Inc. bank loan maturing in 2024 (BL2380501) (holding weight*: 1.13 percent), a Spanish language broadcasting company. As this holding had slumped 8.6 percent through the end of the second fiscal quarter, its 9.7 percent price appreciation in the second half of the fiscal year resulted in it appreciating 0.3 percent across the entire 12-month time period.

Although the Sub-Adviser has maintained an underweight to the energy sector, the energy holdings within the Fund provided mixed results during the most recent fiscal quarter. For example, the Fund held the Traverse Midstream bank loan maturing in 2024 (BL2518134) (holding weight*: 0.26 percent), a producer of non-operated midstream assets. During the most recent fiscal quarter, the Traverse Midstream bank loan appreciated 5.4 percent, bringing the overall performance of the holding into positive territory since it was added in the previous fiscal quarter. The Fund also held the CITGO Petroleum Corp. bank loan maturing in 2024 (BL2943522) (holding weight*: 0.30 percent), a refiner, transporter and marketer of motor fuels, lubricants, petrochemicals, and other industrial products. The CITGO bank loan declined 3.5 percent during the most recent fiscal quarter, ending the period 6.5 percent below where it began the fiscal year.

Sub-Adviser Outlook

As the recovery has broadly continued, the Sub-Adviser has cautiously increased the Fund’s exposure to holdings that are in industries that may benefit from progress toward a return to pre-virus conditions. However, it has been selective in the individual holdings that it has added to the Fund and anticipates that volatility may resurface as investors become more concerned about default rates or if the progress is impeded due to increasing virus cases. As some companies have already missed payments, the Sub-Adviser is cautious about being lured into depressed bank loan prices where a recovery or rebound may have an even lower chance of coming to fruition. This approach of being cautious and selective is not a new mantra for the Sub-Adviser.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	(1.31)%	2.42%	2.01%
Class A with load of 4.50%	(5.99)%	1.24%	1.08%
Class A without load	(1.56)%	2.18%	1.75%
Class C	(2.06)%	1.68%	1.26%
Credit Suisse Leveraged Loan Total Return Index	1.50%	4.10%	3.59%
Morningstar Bank Loan Category	(0.24)%	2.99%	2.48%

(a)	Total Returns are calculated based on traded NAVs.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating- rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.02% for Class N, 1.77% for Class C and 1.27% for Class A . Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 99.8%
BASIC MATERIALS - 5.1%
Acuity Specialty Products, Inc. (aka Zep Inc.), Initial Term Loan (First Lien)	LIBOR + 4.000%	$670,572	5.000	+	8/12/2024	$635,927
Aruba Investments, Inc. (aka ANGUS Chemical Company), USD Term Loan	LIBOR + 4.000%	445,000	4.750	+	10/28/2027	442,775
Ascend Performance Materials Operations LLC, Initial Term Loan	LIBOR + 5.250%	222,750	6.250	+	8/28/2026	222,611
Covia Holdings Corporation (fka Unimin Corporation), Initial Term Loan	LIBOR + 4.000%	460,531	8.250	+	5/31/2025	349,235
Diamond (BC) B.V. (aka Diversey), New Term Loan	LIBOR + 5.000%	190,000	6.000	+	9/06/2024	190,475
Diamond (BC) B.V. (aka Diversey), Initial USD Term Loan	LIBOR + 3.000%	1,203,002	3.214	+	9/06/2024	1,154,280
Element Solutions Inc (Macdermid, Incorporated), Tranche B-1 Term Loan	LIBOR + 2.000%	722,193	2.148	+	1/30/2026	709,106
H.B. Fuller Company, Commitment	LIBOR + 2.000%	704,909	2.151	+	10/20/2024	694,335
Hexion Inc., USD Term Loan	LIBOR + 3.500%	567,813	3.725	+	6/30/2026	560,289
Ineos US Finance LLC, New 2024 Dollar Term Loan	LIBOR + 2.000%	2,270,128	2.148	+	3/31/2024	2,211,491
Innophos Holdings, Inc., Initial Term Loan	LIBOR + 3.500%	442,775	3.648	+	2/04/2027	436,133
Nouryon Finance B.V. (aka AkzoNobel), Initial Dollar Term Loan	LIBOR + 3.000%	746,113	3.144	+	9/30/2025	724,848
						8,331,505
COMMUNICATIONS - 16.5%
Altice France S.A., USD TLB-13 Incremental Term Loan	LIBOR + 4.000%	230,300	4.237	+	8/14/2026	224,507
Barracuda Networks, Inc., 2020 Term Loan (First Lien)	LIBOR + 3.750%	350,000	4.250	+	2/12/2025	344,750
CenturyLink, Inc., Term B Loan	LIBOR + 2.250%	729,488	2.401	+	3/16/2027	703,667
Charter Communications Operating, LLC (aka CCO Safari LLC), Term B-2 Loan	LIBOR + 1.750%	1,872,562	1.898	+	1/31/2027	1,827,949
Clear Channel Outdoor Holdings, Inc., Term B Loan	LIBOR + 3.500%	837,893	3.714	+	8/20/2026	766,149
CNT Holdings I Corporation, First Lien Term Loan Facility	LIBOR + 3.750%	405,000	4.500	+	10/16/2027	401,033
Consolidated Communications, Inc., Initial Term Loan	LIBOR + 4.750%	765,000	4.897	+	10/02/2027	759,622
CSC Holdings, LLC, October 2018 Incremental Term Loan	LIBOR + 2.250%	373,350	2.398	+	1/16/2026	361,625
CSC Holdings, LLC, March 2017 Refinancing Term Loan	LIBOR + 2.250%	1,729,417	2.398	+	7/16/2025	1,674,292
Diamond Sports Group, LLC, Term Loan	LIBOR + 3.250%	601,656	3.398	+	8/24/2026	377,289
Frontier Communications Corporation, Term B-1 Loan	LIBOR + 3.750%	413,936	5.918	+	6/16/2024	408,033
Hoya Midco, LLC (aka Vivid Seats LLC), Initial Term Loan (First Lien)	LIBOR + 3.500%	648,490	4.500	+	6/30/2024	551,216
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan	LIBOR + 3.000%	1,429,200	3.151	+	4/30/2026	1,345,742
Intelsat Jackson Holdings S.A., DIP Facility	LIBOR + 5.500%	93,931	5.647	+	7/12/2021	95,771
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan	LIBOR + 5.750%	660,000	7.918	+	11/28/2023	665,224
Intelsat Jackson Holdings S.A., Tranche B-5 Term Loan	LIBOR + 8.625%	354,000	8.625	+	1/02/2024	357,294
Intrado Corporation, Initial Term B Loan	LIBOR + 4.000%	438,393	5.000	+	10/10/2024	409,420
Intrado Corporation, Incremental Term B-1 Loan	LIBOR + 3.500%	244,375	4.500	+	10/10/2024	227,639
Level 3 Financing, Inc., Tranche B 2027 Term Loan	LIBOR + 1.750%	1,936,567	1.898	+	2/28/2027	1,870,240
McGraw-Hill Global Education Holdings, LLC, Term B Loan (First Lien)	LIBOR + 4.000%	952,116	5.000	+	5/04/2022	864,045
Meredith Corporation, Tranche B-2 Term Loan	LIBOR + 2.500%	520,864	2.648	+	2/01/2025	505,319
Nexstar Broadcasting, Inc., Term B-4 Loan	LIBOR + 2.750%	1,008,199	2.899	+	9/18/2026	985,010
Northwest Fiber, LLC, Term B Loan (First Lien)	LIBOR + 5.500%	159,600	5.649	+	4/30/2027	159,467
Numericable U.S. LLC, USD TLB-11 Term Loan	LIBOR + 2.750%	627,250	2.898	+	8/01/2025	601,006
Numericable U.S. LLC, USD TLB-[12] Term Loan	LIBOR + 3.688%	774,767	3.836	+	2/01/2026	752,415
Plantronics, Inc., Initial Term B Loan	LIBOR + 2.500%	385,000	2.741	+	7/02/2025	369,481
Pug LLC, USD Term B Loan	LIBOR + 3.500%	744,375	3.651	+	2/01/2027	654,585
Radiate HoldCo, LLC (aka RCN Grande), Term B Loan	LIBOR + 3.500%	126,901	0.899	+	9/24/2026	124,988
Rodan & Fields, LLC, Closing Date Term Loan	LIBOR + 4.000%	630,488	4.148	+	6/16/2025	466,561
SBA Senior Finance II LLC, Initial Term Loan	LIBOR + 1.750%	1,133,445	1.898	+	4/12/2025	1,100,723
Sinclair Television Group, Inc., Tranche B Term Loan	LIBOR + 2.250%	1,002,164	2.398	+	1/04/2024	974,249
Telesat Canada, Term B-5 Loan	LIBOR + 2.750%	810,915	2.898	+	12/08/2026	784,815
Uber Technologies, Inc., 2018 Refinancing Term Loan	LIBOR + 3.500%	900,000	3.648	+	7/12/2023	887,116
Univision Communications Inc., 2017 Replacement Repriced First-Lien Term Loan	LIBOR + 2.750%	1,992,315	3.750	+	3/16/2024	1,933,791
UPC Financing Partnership , Facility AV	LIBOR + 3.500%	495,000	3.651	+	2/01/2029	483,986
UPC Financing Partnership , Facility B1 (USD)	LIBOR + 3.500%	495,000	3.651	+	2/01/2029	483,986
Virgin Media Bristol LLC, N Facility	LIBOR + 2.500%	500,000	2.648	+	2/01/2028	483,782
Virgin Media Bristol LLC, Term Loan Q	LIBOR + 3.250%	265,000	3.397	+	2/01/2029	260,363
Zayo Group Holdings, Inc., Initial Dollar Term Loan	LIBOR + 3.000%	547,250	3.147	+	3/08/2027	528,460
						26,775,610
CONSUMER, CYCLICAL - 16.5%
Accuride Corporation, 2017 Refinancing Term Loan	LIBOR + 5.250%	443,943	6.250	+	11/16/2023	374,854
Affinity Gaming (fka Affinity Gaming, LLC), Initial Term Loan	LIBOR + 3.250%	962,583	4.250	+	6/30/2023	890,871
American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	484,564	2.148	+	12/16/2023	405,272
American Axle & Manufacturing, Inc., Tranche B Term Loan	LIBOR + 2.250%	1,255,482	3.000	+	4/06/2024	1,216,248

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 99.8% (Continued)
CONSUMER, CYCLICAL - 16.5% (Continued)
American Builders & Contractors Supply Company, Inc., Restatement Effective Date Term Loan	LIBOR + 2.000%	$1,097,982	2.148	+	1/16/2027	$1,067,875
Aramark Intermediate HoldCo Corporation, U.S. Term B-2 Loan	LIBOR + 1.750%	195,170	1.898	+	3/28/2024	187,730
Aramark Intermediate HoldCo Corporation, U.S. Term B-3 Loan	LIBOR + 1.750%	1,357,024	1.898	+	3/12/2025	1,302,180
Aristocrat Leisure Limited, Initial Term Loan	LIBOR + 3.750%	49,875	3.894	+	10/20/2024	49,981
Aristocrat Leisure Limited, Term B-3 Loan	LIBOR + 1.750%	1,368,045	1.959	+	10/20/2024	1,335,212
Bass Pro Group, LLC, Initial Term Loan	LIBOR + 5.000%	919,485	5.750	+	9/24/2024	918,482
Boyd Gaming Corporation, Refinancing Term B Loan	LIBOR + 2.250%	505,000	2.344	+	9/16/2023	492,244
Caesars Resort Collection, LLC, Term B-1 Loan	LIBOR + 4.500%	1,020,000	4.647	+	6/20/2025	990,359
Carlisle FoodService Products, Incorporated, Initial Term Loan (First Lien)	LIBOR + 3.000%	546,810	4.000	+	3/20/2025	485,294
Carnival Corporation, Initial Advance (USD)	LIBOR + 7.500%	129,675	7.649	+	6/30/2025	131,166
CCM Merger, Inc. (MotorCity Casino Hotel), Term B Loan	LIBOR + 3.750%	200,000	4.500	+	11/04/2025	198,250
CDS U.S. Intermediate Holdings, Inc., Term B Loan (First Lien)	LIBOR + 5.500%	617,586	3.970	+	7/08/2022	304,630
CityCenter Holdings, LLC, Term B Loan	LIBOR + 2.250%	768,894	3.000	+	4/18/2024	725,644
Clarios Global L.P., Initial Dollar Term Loan (First Lien)	LIBOR + 3.500%	830,719	3.648	+	4/30/2026	809,121
Cooper-Standard Automotive Inc., Additional Term B-1 Loan	LIBOR + 2.000%	780,464	2.750	+	11/02/2023	677,193
DexKo Global Inc., Replacement U.S. Dollar Term B Loan (First Lien)	LIBOR + 3.500%	506,669	4.500	+	7/24/2024	496,221
Gateway Casinos & Entertainment Limited, Initial Term Loan	LIBOR + 3.500%	493,637	4.500	+	11/30/2023	446,741
Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan	LIBOR + 12.000%	15,000	13.000	+	10/04/2023	17,025
Golden Nugget, Inc. (aka Landry’s Inc.), Initial B Term Loan	LIBOR + 2.500%	1,158,805	3.250	+	10/04/2023	1,027,634
Harbor Freight Tools USA, Inc., Initial Loan (2020)	LIBOR + 3.250%	1,278,165	4.000	+	10/20/2027	1,262,111
Isagenix International, LLC, Senior Lien Term Loan	LIBOR + 5.750%	520,911	6.750	+	6/14/2025	287,803
Kestrel Bidco Inc. (aka WestJet Airlines), Term Loan	LIBOR + 3.000%	579,640	4.000	+	12/12/2026	513,300
Leslie’s Poolmart, Inc., Tranche B-2 Term Loan	LIBOR + 3.500%	647,747	3.751	+	8/16/2023	639,245
Libbey Glass Inc., Initial Loan	LIBOR + 0.000%	550,876	3.220	+	4/08/2021	89,586
Michaels Stores, Inc., 2020 Refinancing Term B Loan	LIBOR + 3.500%	810,927	3.647	+	9/16/2027	797,141
Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan	LIBOR + 5.250%	995,000	5.399	+	6/20/2027	1,013,228
Navistar, Inc., Tranche B Term Loan	LIBOR + 3.500%	914,150	3.643	+	11/06/2024	907,522
Neiman Marcus Group LTD LLC, Cash Pay Extended Term Loan	LIBOR + 8.000%	990,138	6.249	+	10/24/2023	180,700
PAI Holdco, Inc., Term Loan	LIBOR + 4.000%	145,000	5.000	+	10/26/2027	144,185
PCI Gaming Authority, Term B Facility Loan	LIBOR + 2.500%	566,484	2.648	+	5/28/2026	548,781
Playa Resorts Holding B.V., Initial Term Loan	LIBOR + 2.750%	358,152	3.750	+	4/28/2024	305,325
Priso Acquisition Corporation (aka PrimeSource Building Products), Term B Loan	LIBOR + 3.000%	510,000	4.000	+	5/08/2022	499,800
Scientific Games International, Inc., Initial Term B-5 Loan	LIBOR + 2.750%	782,133	2.898	+	8/14/2024	729,644
Serta Simmons Bedding, LLC, Initial Term Loan (First Lien)	LIBOR + 3.500%	294,525	4.500	+	11/08/2023	154,626
Siteone Landscape Supply, LLC (fka John Deere Landscapes LLC), Tranche E Term Loan	LIBOR + 2.750%	467,896	3.750	+	10/28/2024	465,556
Station Casinos LLC, Term B-1 Facility Loan	LIBOR + 2.250%	447,065	2.401	+	2/01/2027	429,815
Tenneco Inc., Tranche B Term Loan	LIBOR + 3.000%	781,088	3.148	+	9/30/2025	724,849
TI Group Automotive Systems, LLC, Initial US Term Loan (2020)	LIBOR + 3.750%	316,320	3.898	+	12/16/2024	315,134
TKC Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	694,565	4.750	+	1/31/2023	654,954
UFC Holdings, LLC, Term B-1 Loan (First Lien)	LIBOR + 3.250%	1,076,843	4.250	+	4/28/2026	1,057,422
Weber-Stephen Products LLC, Initial Term B Loan	LIBOR + 3.250%	490,000	4.000	+	10/20/2027	486,021
						26,756,975
CONSUMER, NON-CYCLICAL - 27.4%
Accelerated Health Systems, LLC (Athletico Management, LLC), Initial Term Loan	LIBOR + 3.500%	456,863	3.647	+	11/01/2025	442,014
Advanz Pharma Corporation, Initial Dollar Term Loan	LIBOR + 5.500%	532,721	6.500	+	9/06/2024	521,179
AHP Health Partners, Inc. (aka Ardent Health Partners, LLC), Term Loan	LIBOR + 4.500%	565,437	5.500	+	6/30/2025	564,026
AlixPartners, LLP, 2017 Refinancing Term Loan	LIBOR + 2.500%	1,208,620	2.648	+	4/04/2024	1,175,383
Amentum Government Services Holdings LLC, Incremental TL	LIBOR + 4.750%	815,000	5.500	+	2/01/2027	799,719
Avantor Funding, Inc., Initial B-3 Dollar Term Loan	LIBOR + 2.250%	568,604	3.250	+	11/20/2024	564,340
Avantor, Inc., Term Loan B	LIBOR + 2.500%	305,000	3.500	+	11/06/2027	303,094
Bausch Health Companies, Inc., Initial Term Loan	LIBOR + 3.000%	963,817	3.149	+	6/02/2025	943,037
Bausch Health Companies, Inc., First Incremental Term Loan	LIBOR + 2.750%	172,000	2.899	+	11/28/2025	168,381
Brightspring Health Services, Term Loan	LIBOR + 2.750%	180,000	4.250	+	3/04/2026	177,112
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Dollar Term B-2 Loan	LIBOR + 2.250%	579,446	2.530	+	5/16/2026	578,119
CHG Healthcare Services, Inc., New Term Loan (2017) (First Lien)	LIBOR + 3.000%	806,862	4.000	+	6/08/2023	789,127
CHG PPC Parent LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	576,725	2.898	+	4/01/2025	559,423
Chobani, LLC, Term Loan B	LIBOR + 3.500%	885,000	4.500	+	10/24/2027	875,044
CPI Acquisition, Inc., Term Loan (First Lien)	LIBOR + 4.500%	673,336	5.500	+	8/16/2022	590,502
CPI Holdco, LLC, Closing Date Term Loan (First Lien)	LIBOR + 4.250%	223,875	4.398	+	11/04/2026	221,077

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 99.8% (Continued)
CONSUMER, NON-CYCLICAL - 27.4% (Continued)
CSC SW Holdco, Inc. (fka CSC Serviceworks, Inc.), Term B-1 Loan (First Lien)	LIBOR + 3.250%	$598,454	4.250	+	11/14/2022	$584,938
Dole Food Company, Inc., Tranche B Term Loan	LIBOR + 2.750%	1,176,412	3.750	+	4/04/2024	1,154,966
DynCorp International Inc., Term Loan	LIBOR + 6.000%	251,444	7.000	+	8/18/2025	250,082
Elanco Animal Health Incorporated, Term Loan	LIBOR + 1.750%	771,520	1.890	+	2/04/2027	755,928
Endo Luxembourg Finance Company I SARL, Initial Term Loan	LIBOR + 4.250%	736,195	4.466	+	4/28/2024	701,841
Envision Healthcare Corporation, Initial Term Loan	LIBOR + 3.750%	1,111,528	3.898	+	10/10/2025	798,794
eResearchTechnology, Inc., Initial Term Loan (First Lien)	LIBOR + 4.500%	453,863	4.647	+	11/20/2026	451,877
Froneri International Limited, Facility B2 (First Lien)	LIBOR + 2.250%	758,100	2.401	+	1/30/2027	732,393
Garda World Security Corporation, Initial Term Loan	LIBOR + 4.750%	350,000	4.899	+	10/30/2026	349,519
Gentiva Health Services, Inc., Term B Loan (First Lien)	LIBOR + 3.250%	292,046	3.398	+	7/02/2025	286,570
Greatbatch Ltd., New Term B Loan (2019)	LIBOR + 2.500%	546,865	3.500	+	10/28/2022	542,961
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien)	LIBOR + 3.500%	247,992	4.500	+	6/28/2024	236,305
Heartland Dental, LLC, Initial Term Loan	LIBOR + 3.500%	610,886	3.648	+	4/30/2025	562,525
Help at Home, LLC, Initial Term Loan (First Lien)	LIBOR + 5.000%	794,698	6.000	+	10/22/2027	784,765
Help at Home, LLC, Delayed Draw Term Loan (First Lien)	LIBOR + 5.000%	100,302	6.000	+	10/22/2027	99,048
H-Food Holdings, LLC (aka Hearthside Food Solutions, LLC), Initial Term Loan	LIBOR + 3.688%	1,372,714	3.835	+	5/24/2025	1,325,953
Hostess Brands, LLC, 2019 Refinancing Term B Loan (First Lien)	LIBOR + 2.250%	906,941	3.000	+	8/04/2025	888,240
Iqvia Inc. (Quintiles IMS), Term B-1 Dollar Loan	LIBOR + 1.750%	144,019	1.898	+	3/08/2024	142,489
Iqvia Inc. (Quintiles IMS), Incremental Term B-2 Dollar Loan	LIBOR + 1.750%	72,750	1.898	+	1/16/2025	71,786
Iqvia Inc. (Quintiles IMS), Term B-3 Dollar Loan	LIBOR + 1.750%	1,127,080	1.970	+	6/12/2025	1,109,818
Jaguar Holding Company I, LLC, 2018 Term Loan	LIBOR + 2.500%	1,137,311	3.500	+	8/18/2022	1,130,862
JBS USA Lux S.A. (fka JBS USA, LLC), New Term Loan	LIBOR + 2.000%	988,277	2.148	+	4/30/2026	966,915
Kronos Acquisition Intermediate Inc. (aka KIK Custom Products), Initial Loan	LIBOR + 4.000%	1,381,538	5.000	+	5/16/2023	1,372,040
LifePoint Health, Inc., Term B Loan (First Lien)	LIBOR + 3.750%	1,031,246	3.898	+	11/16/2025	1,002,887
Milano Acquisition Corporation., Term B Loan (First Lien)	LIBOR + 4.000%	775,000	4.147	+	8/16/2027	764,022
Milk Specialties Company, New Term Loan	LIBOR + 4.000%	518,465	5.000	+	8/16/2023	504,208
NAB Holdings, LLC (aka North American Bancard Holdings), 2018 Refinancing Term Loan	LIBOR + 3.000%	952,586	4.000	+	6/30/2024	933,482
National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.), Initial Term Loan (First Lien)	LIBOR + 4.250%	269,504	4.398	+	3/08/2026	265,630
National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.), Initial Term C Loan (First Lien)	LIBOR + 4.250%	12,302	4.398	+	3/08/2026	12,125
One Call Corporation, Extended Term Loan (First Lien)	LIBOR + 5.250%	629,864	6.250	+	11/28/2022	583,373
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan	LIBOR + 3.250%	782,018	3.389	+	6/30/2025	757,338
Packaging Coordinators Midco, Inc., Term Loan	LIBOR + 3.750%	190,000	3.899	+	9/24/2027	187,151
Parexel International Corporation, Initial Term Loan	LIBOR + 2.750%	864,513	2.898	+	9/28/2024	831,013
Parfums Holding Company, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	691,601	5.000	+	6/30/2024	671,936
PetVet Care Centers, LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	887,026	2.898	+	2/14/2025	858,938
PetVet Care Centers, LLC, 2018 Term Loan (First Lien)	LIBOR + 3.250%	62,852	3.493	+	2/14/2025	61,163
PetVet Care Centers, LLC, 2020 First Lien Incremental Term Loan	LIBOR + 4.250%	184,534	5.250	+	2/14/2025	184,592
Phoenix Guarantor, Inc. (aka Brightspring), Tranche B-1 Term Loan (First Lien)	LIBOR + 3.250%	536,287	3.397	+	3/04/2026	520,311
Precision Medicine Group, LLC, Term Loan	LIBOR + 3.750%	375,962	4.500	+	10/30/2027	370,322
Precision Medicine Group, LLC, Delayed Draw Term Loan	LIBOR + 3.750%	49,038	4.500	+	10/30/2027	48,303
Refinitiv US Holdings, Inc. (fka Financial & Risk US Holdings, Inc.), Initial Dollar Term Loan	LIBOR + 3.250%	1,769,485	3.398	+	9/30/2025	1,746,128
Reynolds Consumer Products LLC, Initial Term Loan	LIBOR + 1.750%	560,908	1.901	+	2/04/2027	550,918
Select Medical Corporation, Tranche B Term Loan	LIBOR + 2.500%	632,966	2.651	+	3/06/2025	619,218
Shearer’s Foods, LLC, Term Loan (First Lien)	LIBOR + 4.000%	1,381,233	0.898	+	9/24/2027	1,368,284
Sigma Holdco B.V. (aka Flora Foods), Facility B2	LIBOR + 3.000%	843,661	3.369	+	7/02/2025	819,056
Sotera Health Holdings, LLC, Initial Term Loan (First Lien)	LIBOR + 4.500%	950,225	4.647	+	11/22/2026	948,543
Southern Veterinary Partners, LLC, Delayed Draw Term Loan (First Lien)	LIBOR + 4.000%	86,234	5.000	+	10/02/2027	85,803
Southern Veterinary Partners, LLC, Initial Term Loan (First Lien)	LIBOR + 4.000%	625,195	5.000	+	10/04/2027	622,069
St. George’s University Scholastic Services LLC, Term Loan	LIBOR + 3.250%	792,784	3.398	+	7/16/2025	777,257
Surgery Center Holdings, Inc., Initial Term Loan	LIBOR + 3.250%	811,567	4.250	+	9/04/2024	771,747
Surgery Center Holdings, Inc., 2020 Incremental Term Loan	LIBOR + 8.000%	84,575	9.000	+	9/04/2024	85,985
Trans Union LLC, 2019 Replacement Term B-5 Loan	LIBOR + 1.750%	1,227,283	1.898	+	11/16/2026	1,199,669
Viant Medical Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	826,743	3.898	+	7/02/2025	763,017
WEX Inc., Term B-3 Loan	LIBOR + 2.250%	868,038	2.398	+	5/16/2026	839,827
						44,326,507
ENERGY - 1.2%
CITGO Holding, Inc., Term Loan	LIBOR + 7.000%	342,545	8.000	+	7/31/2023	316,784
CITGO Petroleum Corporation, 2019 Incremental Term B Loan	LIBOR + 5.000%	542,553	6.000	+	3/28/2024	508,644
Fieldwood Energy, LLC, Closing Date Loan (First Lien)	LIBOR + 5.250%	605,554	7.418	+	4/12/2022	133,222

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 99.8% (Continued)
ENERGY - 1.2% (Continued)
Gavilan Resources, LLC, Initial Term Loan (Second Lien)	LIBOR + 8.000%	$490,000	6.241	+	2/29/2024	$10,412
Medallion Midland Acquisition, LLC, Initial Term Loan	LIBOR + 3.250%	477,667	4.250	+	10/30/2024	450,399
Paragon Offshore Finance Company, Term Loan **	LIBOR + 2.750%	1,153	2.968	+	7/18/2021	—
Traverse Midstream Partners, LLC, Advance	LIBOR + 5.500%	471,335	6.500	+	9/28/2024	436,826
						1,856,287
FINANCIAL - 4.3%
Acrisure, LLC, 2020 Term Loan (First Lien)	LIBOR + 3.500%	448,872	3.648	+	2/16/2027	433,922
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan	LIBOR + 3.000%	507,832	3.148	+	8/04/2022	500,666
Asurion, LLC (fka Asurion Corporation), Replacement B-6 Term Loan	LIBOR + 3.000%	318,854	3.148	+	11/04/2023	313,475
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan	LIBOR + 3.000%	381,225	3.148	+	11/04/2024	374,656
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan	LIBOR + 6.500%	401,550	6.648	+	8/04/2025	402,654
Blackhawk Network Holdings, Inc., Term Loan (First Lien)	LIBOR + 3.000%	857,528	3.148	+	6/16/2025	807,955
Deerfield Dakota Holding, LLC (aka Duff & Phelps), Initial Dollar Term Loan (First Lien)	LIBOR + 3.750%	827,925	3.889	+	3/06/2027	816,197
iStar, Inc. (fka iStar Financial, Inc.), Loan	LIBOR + 2.750%	208,813	2.893	+	6/28/2023	207,769
PI UK Holdco II Limited, Facility B1	LIBOR + 3.500%	1,644,537	4.500	+	1/04/2025	1,601,763
Ryan Specialty Group, LLC, Initial Term Loan	LIBOR + 3.250%	90,000	3.398	+	7/24/2027	89,494
Sedgwick Claims Management Services, Inc, Initial Term Loan	LIBOR + 3.250%	1,346,025	3.398	+	1/01/2026	1,295,361
Sedgwick Claims Management Services, Inc., 2019 Term Loan	LIBOR + 4.000%	192,563	4.148	+	9/04/2026	187,673
						7,031,585
INDUSTRIALS - 19.1%
AI Convoy (Luxembourg) SARL, Facility B (USD)	LIBOR + 3.500%	751,225	3.651	+	1/20/2027	739,724
Alliance Laundry Systems, LLC, Initial Term B Loan	LIBOR + 3.500%	850,000	4.250	+	10/08/2027	844,156
Anchor Glass Container Corporation, July 2017 Additional Term Loan (First Lien)	LIBOR + 2.750%	684,501	3.750	+	12/08/2023	518,452
Anchor Glass Container Corporation, 2020 Incremental Loan	LIBOR + 5.000%	117,120	6.000	+	12/08/2023	88,708
Anchor Glass Container Corporation, Term Loan (Second Lien)	LIBOR + 7.750%	81,333	8.750	+	12/08/2024	31,898
ASP Navigate Acquisition Corporation, Initial Term Loan	LIBOR + 4.500%	370,000	4.649	+	9/24/2027	366,300
Atlantic Aviation FBO, Inc., Term Loan	LIBOR + 3.750%	551,646	3.898	+	12/06/2025	541,074
Berlin Packaging, LLC, Initial Term Loan (First Lien)	LIBOR + 3.000%	904,959	3.829	+	11/08/2025	871,683
Berry Global, Inc. (fka Berry Plastics Corporation), Term W Loan	LIBOR + 2.000%	308,192	2.145	+	9/30/2022	305,426
Berry Global, Inc. (fka Berry Plastics Corporation), Term X Loan	LIBOR + 2.000%	512,873	2.145	+	1/20/2024	506,921
Berry Global, Inc. (fka Berry Plastics Corporation), Term Y Loan	LIBOR + 2.000%	629,296	2.145	+	6/30/2026	610,187
Brookfield WEC Holdings, Inc., Initial Term Loan (2020)	LIBOR + 3.000%	1,452,764	3.750	+	7/31/2025	1,422,125
BWay Holding Company, Initial Term Loan	LIBOR + 3.250%	968,383	3.480	+	4/04/2024	907,859
Circor International, Inc., New Term Loan	LIBOR + 3.250%	735,114	4.250	+	12/12/2024	722,249
CPG International LLC (fka CPG International, Inc.) , New Term Loan	LIBOR + 3.750%	1,017,779	4.750	+	5/04/2024	1,017,906
Filtration Group Corporation, Series A Term Loan	LIBOR + 3.750%	335,000	4.500	+	3/28/2025	331,441
Filtration Group Corporation, Initial Dollar Term Loan	LIBOR + 3.000%	1,255,012	3.148	+	4/01/2025	1,224,659
Fluidra, S.A., Tranche B-1 USD Term Loan	LIBOR + 2.000%	712,166	2.148	+	7/02/2025	692,581
Fort Dearborn Holding Company, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	1,082,960	5.000	+	10/20/2023	1,055,886
Gardner Denver, Inc., Series A New Term Loan	LIBOR + 2.750%	49,875	2.895	+	2/28/2027	49,361
Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar Term Loan	LIBOR + 1.750%	824,840	1.898	+	2/28/2027	799,385
Gates Global LLC, Initial B-2 Dollar Term Loan	LIBOR + 2.750%	555,453	3.750	+	3/31/2024	545,849
GFL Environmental Inc., Effective Date Incremental Term Loan	LIBOR + 3.000%	934,199	4.000	+	5/30/2025	927,645
Graham Packaging Company Inc., Initial Term Loan	LIBOR + 3.750%	620,000	3.901	+	7/28/2027	616,060
Klockner Pentaplast of America, Inc. (fka Kleopatra Acquisition Corp), Dollar Term Loan	LIBOR + 4.250%	1,305,537	5.250	+	6/30/2022	1,272,194
LEB Holdings (USA), Inc., Initial Term Loan	LIBOR + 4.000%	575,000	4.149	+	9/24/2027	569,972
NN, Inc., Extended 2017 Incremental Term Loan	LIBOR + 5.750%	14,940	5.898	+	9/30/2022	14,823
NN, Inc., Tranche B Term Loan	LIBOR + 5.750%	19,170	6.500	+	10/20/2022	19,019
Pactiv Evergreen Inc., Tranche B-1 U.S. Term Loan	LIBOR + 2.750%	441,668	2.898	+	2/04/2023	434,184
Pactiv Evergreen Inc., Tranche B-2 U.S. Term Loan	LIBOR + 3.250%	1,365,000	3.397	+	2/16/2026	1,335,141
Patriot Container Corp. (aka Wastequip), Closing Date Term Loan (First Lien)	LIBOR + 3.500%	713,313	4.500	+	3/20/2025	694,592
QUIKRETE Holdings, Inc., Initial Loan (First Lien)	LIBOR + 2.500%	780,639	2.648	+	1/31/2027	766,881
RBS Global, Inc. (Rexnord LLC), Term B Loan (2019)	LIBOR + 1.750%	690,492	1.898	+	8/20/2024	685,990
Spectrum Holdings III Corp., Closing Date Term Loan (First Lien)	LIBOR + 3.250%	430,316	4.250	+	2/01/2025	393,559
Star US Bidco LLC, Initial Term Loan	LIBOR + 4.250%	478,800	5.250	+	3/16/2027	460,845
Summit Materials, LLC, New Term Loan	LIBOR + 2.000%	1,311,907	2.148	+	11/20/2024	1,289,768
Titan Acquisition Limited (aka Husky IMS International Ltd.), Initial Term Loan	LIBOR + 3.000%	993,359	3.220	+	3/28/2025	945,792
TransDigm Inc., Tranche E Refinancing Term Loan	LIBOR + 2.250%	785,171	2.398	+	5/30/2025	740,734
TransDigm Inc., Tranche F Refinancing Term Loan	LIBOR + 2.250%	896,047	2.398	+	12/08/2025	845,367

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 99.8% (Continued)
INDUSTRIALS - 19.1% (Continued)
TRC Companies, Inc., 2019 Incremental Term Loan	LIBOR + 5.000%	$489,716	5.147	+	6/20/2024	$478,901
Tricorbraun Holdings, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.750%	720,391	4.750	+	11/30/2023	711,275
Trident TPI Holdings, Inc., Tranche B-1 Term Loan	LIBOR + 3.000%	874,542	4.000	+	10/16/2024	849,617
Tunnel Hill Partners, L.P., Initial Term Loan	LIBOR + 3.500%	645,175	3.648	+	2/06/2026	588,722
U.S. Farathane, LLC, Term B-4 Loan	LIBOR + 3.500%	975,861	4.500	+	12/24/2021	892,912
Vertical Midco GmbH, Facility B (USD)	LIBOR + 4.250%	290,000	4.397	+	8/01/2027	286,195
Vertiv Group Corporation (fka Cortes NP Acquisition Corporation), Initial Term Loan	LIBOR + 3.000%	875,600	3.147	+	3/02/2027	862,904
						30,876,922
TECHNOLOGY - 8.2%
Applied Systems, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.250%	983,241	4.250	+	9/20/2024	980,002
Aston FinCo SARL, Dollar Term Loan (First Lien)	LIBOR + 4.250%	238,800	4.394	+	10/08/2026	235,256
Azalea TopCo, Inc., Initial Term Loan (First Lien)	LIBOR + 3.500%	297,000	3.714	+	7/24/2026	287,125
Azalea TopCo, Inc., 2020 Incremental Term Loan (First Lien)	LIBOR + 4.000%	135,000	4.750	+	7/24/2026	134,241
Boxer Parent Company, Inc. (aka BMC Software, Inc.), Initial Dollar Term Loan	LIBOR + 4.250%	1,044,717	4.398	+	10/02/2025	1,017,669
Cardtronics USA, Inc., Initial Term Loan	LIBOR + 4.000%	538,650	4.145	+	6/28/2027	539,323
Dell International, LLC (EMC Corporation), Refinancing Term B-1 Loan	LIBOR + 2.000%	1,224,092	2.750	+	9/20/2025	1,212,855
Dun & Bradstreet Corporation (The), Initial Term Borrowing	LIBOR + 3.750%	840,775	3.906	+	2/06/2026	829,563
Epicor Software Corporation (fka Eagle Parent, Inc.), Term B Loan (2020)	LIBOR + 4.250%	810,000	4.397	+	8/01/2027	808,076
Everi Payments, Inc., Term Loan	LIBOR + 10.500%	29,925	11.500	+	5/08/2024	30,224
Everi Payments, Inc., Term B Loan	LIBOR + 2.750%	966,571	3.750	+	5/08/2024	930,934
Greeneden U.S. Holdings I, LLC, Term Loan B	LIBOR + 4.000%	570,000	4.750	+	10/08/2027	561,986
Hyland Software, Inc., 2018 Refinancing Term Loan (First Lien)	LIBOR + 3.500%	405,000	4.250	+	6/30/2024	400,156
Navicure, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	338,300	4.148	+	10/22/2026	330,829
Navicure, Inc., 2020 Incremental Term Loan (First Lien)	LIBOR + 4.000%	210,000	4.750	+	10/22/2026	207,638
NCR Corporation, Initial Term Loan (2019)	LIBOR + 2.500%	733,002	2.648	+	8/28/2026	712,236
Science Applications International Corporation, Tranche B2 Loan	LIBOR + 2.250%	275,818	2.398	+	3/12/2027	261,074
Sophia, L.P., Closing Date Term Loan	LIBOR + 3.750%	460,000	3.898	+	10/06/2027	453,339
SS&C Technologies Holdings, Inc., Term B-5 Loan	LIBOR + 1.750%	1,035,443	1.898	+	4/16/2025	1,008,615
Tempo Acquisition, LLC, Extended Term Loan	LIBOR + 3.250%	684,386	3.750	+	11/02/2026	663,683
Ultimate Software Group, Inc. (The), 2020 Incremental Term Loan (First Lien)	LIBOR + 4.000%	1,405,000	4.147	+	5/04/2026	1,399,296
Ultimate Software Group, Inc. (The), Initial Term Loan (2020) (Second Lien)	LIBOR + 6.750%	30,000	6.897	+	5/04/2027	30,612
Zelis Cost Management Buyer, Inc., Initial Term Loan	LIBOR + 4.750%	307,675	4.898	+	9/30/2026	306,247
						13,340,979
UTILITIES - 1.5%
Calpine Construction Finance Company, L.P., Term B Loan	LIBOR + 2.000%	704,247	2.148	+	1/16/2025	684,880
Calpine Corporation, Term Loan	LIBOR + 2.000%	632,281	2.148	+	8/12/2026	616,110
Hamilton Projects Acquiror, LLC, Term Loan	LIBOR + 4.750%	523,688	5.750	+	6/16/2027	523,557
Lightstone Holdco LLC, Refinancing Term B Loan	LIBOR + 3.750%	470,678	4.750	+	1/30/2024	416,595
Lightstone Holdco LLC, Refinancing Term C Loan	LIBOR + 3.750%	26,547	4.750	+	1/30/2024	23,497
PG&E Corporation, Loan	LIBOR + 4.500%	169,575	4.648	+	6/24/2025	168,176
Texas Competitive Electric Holdings Co. LLC Escrow Bonds #		635,000	11.500		11/17/2070	445
						2,433,260
TOTAL TERM LOANS (Cost - $168,481,805)						161,729,630

CORPORATE BONDS - 4.7%
AEROSPACE/DEFENSE - 0.4%
Boeing Co.		172,000	4.875		5/01/2025	187,226
Howmet Aerospace, Inc. ^		115,000	6.875		5/01/2025	128,081
Spirit AeroSystems, Inc.		185,000	3.950		6/15/2023	165,459
Spirit AeroSystems, Inc. - 144A ^		160,000	5.500		1/15/2025	163,000
						643,766
APPAREL & TEXTILE PRODUCTS - 0.2%
Hanesbrands, Inc. - 144A		210,000	5.375		5/15/2025	221,288

ASSET MANAGEMENT - 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation ^		360,000	4.750		9/15/2024	366,863

BIOTECHNOLOGY & PHARMACEUTICALS - 0.3%
Bausch Health Companies, Inc. - 144A		445,000	5.500		11/01/2025	457,594

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
CORPORATE BONDS - 4.7% (Continued)
CABLE & SATELLITE - 0.3%
CCO Holdings, LLC / CCO Holdings Capital Corporation - 144A	$180,000	4.000	3/01/2023	$182,137
Radiate Holdco, LLC / Radiate Finance, Inc. - 144A ^	235,000	4.500	9/15/2026	236,234
Sirius XM Radio, Inc. - 144A ^	85,000	4.625	7/15/2024	87,758
				506,129
CONTAINERS & PACKAGING - 0.4%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. - 144A	475,000	4.125	8/15/2026	485,094
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. - 144A	200,000	5.250	8/15/2027	205,500
				690,594
ELECTRIC UTILITIES - 0.7%
Vistra Operations Company, LLC - 144A ^	460,000	3.550	7/15/2024	490,457
Vistra Operations Company, LLC - 144A	590,000	3.700	1/30/2027	623,904
				1,114,361
ENTERTAINMENT CONTENT - 0.1%
Diamond Sports Group, LLC / Diamond Sports Finance Company - 144A	210,000	5.375	8/15/2026	123,113

FOOD - 0.1%
Dole Food Company, Inc. - 144A	175,000	7.250	6/15/2025	175,638

HEALTH CARE FACILITIES & SERVICES - 1.0%
CHS / Community Health Systems, Inc. - 144A ^	215,000	6.625	2/15/2025	210,184
Jaguar Holding Company II / PPD Development, L.P. - 144A ^	145,000	4.625	6/15/2025	150,020
Legacy LifePoint Health, LLC - 144A	5,000	6.750	4/15/2025	5,300
Legacy LifePoint Health, LLC - 144A ^	135,000	4.375	2/15/2027	133,948
One Call Corporation - 144A	712,081	7.500	7/01/2024	630,192
Tenet Healthcare Corporation ^	405,000	4.625	7/15/2024	412,250
Tenet Healthcare Corporation - 144A	50,000	7.500	4/01/2025	53,931
				1,595,825
INSURANCE - 0.1%
Acrisure, LLC / Acrisure Finance, Inc. - 144A	90,000	8.125	2/15/2024	94,320

LEISURE FACILITIES & SERVICES - 0.1%
Caesars Entertainment, Inc. - 144A	80,000	6.250	7/01/2025	82,050
Carnival Corporation - 144A	45,000	11.500	4/01/2023	49,491
				131,541
METALS & MINING - 0.0%
Cleveland-Cliffs, Inc. - 144A	50,000	6.750	3/15/2026	52,563

PUBLISHING & BROADCASTING - 0.2%
Clear Channel Worldwide Holdings, Inc. - 144A	65,000	5.125	8/15/2027	63,131
iHeartCommunications, Inc.	96,514	6.375	5/01/2026	100,676
iHeartCommunications, Inc.	174,933	8.375	5/01/2027	170,039
				333,846
REITS - 0.3%
iStar, Inc.	460,000	4.250	8/01/2025	423,200
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. - 144A	60,000	4.625	6/15/2025	61,168
				484,368
RETAIL - DISCRETIONARY - 0.1%
PriSo Acquisition Corporation - 144A	165,000	9.000	5/15/2023	163,762

SPECIALTY FINANCE - 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corporation - 144A	140,000	4.250	2/01/2027	121,275
OneMain Finance Corporation	250,000	6.125	5/15/2022	260,938
				382,213
TELECOMMUNICATIONS - 0.0%
Level 3 Financing, Inc. - 144A	45,000	4.250	7/01/2028	45,270

TOTAL CORPORATE BONDS (Cost - $7,636,718)				7,583,054

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2020

Security	Shares				Value
COMMON STOCKS - 0.1%
PUBLISHING & BROADCASTING - 0.0%
iHeartMedia, Inc. - Class A *	2,133				$17,533
iHeartMedia, Inc. - Class B *#	29				250
Clear Channel Outdoor Holdings, Inc. *	40,131				35,877
					53,660
OIL & GAS PRODUCERS - 0.1%
California Resources Corporation * ^	7,333				98,262

TOTAL COMMON STOCKS (Cost - $674,450)					151,922

				Expiration
				Date
RIGHTS - 0.0%
TRA Rights	10,588			11/22/2049	11,827
TOTAL RIGHTS (Cost - $17,470)

WARRANTS - 0.1%
iHeartMedia, Inc.	14,903			12/31/2049	115,379
TOTAL WARRANTS (Cost - $287,609)
		Interest
		Rate %
SHORT-TERM INVESTMENT - 0.5%
MONEY MARKET FUND - 0.5%
Fidelity Government Portfolio - Class Institutional	852,939	0.010	+		852,939
TOTAL SHORT-TERM INVESTMENT - (Cost - $852,939)

COLLATERAL FOR SECURITIES LOANED - 1.3%
Mount Vernon Prime Portfolio !	2,056,793	0.160	+		2,056,793
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,056,793)

TOTAL INVESTMENTS - 106.5% (Cost - $180,007,784)					$172,501,544
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.5)%					(10,460,586)
NET ASSETS - 100.0%					$162,040,958

ETF - Exchange Traded Fund

LIBOR - London Inter-bank Offered Rate

L.P. - Limited Partnership

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LLP - Limited Liability Partnership

LTD - Limited Company

plc - Public Limited Company

REITs - Real Estate Investment Trusts

SARL - Société à Responsabilité Limitée

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020 the total market value of 144A securities is $5,368,322 or 3.31% of net assets.

*	Non-Income producing security.

**	Security is in default.

+	Variable rate security. Interest rate is as of October 31, 2020.

#	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total Value of such securities is $695 or 0.0% of net assets as of October 31, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,990,961 at October 31, 2020.

!	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Term Loans	93.5%	Common Stocks	0.1%
Corporate Bonds	4.4%	Warrants	0.1%
Collateral for Securities Loaned	1.2%	Rights	0.0%
Short-Term Investments	0.7%	Total	100.0%

*	Based on total value of investments as of October 31, 2020

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

Asset Class Recap

High-yield spreads rallied to begin the fiscal year as the U.S. and China trade negotiations became more constructive and eventually led to the signing of the phase one trade deal. However, the outbreak of the coronavirus during the final weeks of the first fiscal quarter reversed the trend as investors attempted to root out the true economic impact of the outbreak. To begin the second fiscal quarter, investors seemed to shrug off concerns of a meaningful economic impact caused by the pandemic, but sentiment drastically shifted, leading to a sell-off in high-yield bonds. As a result of the outbreak, governments across the globe established containment measures and shut down the bulk of their economies. High-yield bonds sharply recovered in the third fiscal quarter in response to the reopening of economies around the world and unprecedented monetary and fiscal actions taken to combat the adverse economic effects of the shutdowns. In the most recent fiscal quarter, high-yield bonds continued to rise albeit at a slower pace as investors remained focused on second quarter revenue and earnings that beat expectations and further progress on the development of Covid-19 vaccines. Volatility once again spiked towards the end of the most recent fiscal quarter due to increased uncertainty around additional fiscal stimulus in the U.S., the renewed surge of Covid-19 in Europe, and political uncertainty from the upcoming U.S. presidential election and Brexit. High-yield bonds, as measured by the ICE BofA ML US Cash Pay High-Yield Index, rose 2.6 percent over the fiscal year.

Allocation Review

Over the fiscal year, security selection strongly contributed to Fund performance, more than making up for the detraction from sector allocation. Credit selection within the consumer cyclical, capital goods, and technology sectors were the largest contributors to positive Fund performance, while the credits from the energy sector detracted. From a sector allocation perspective, an underweight to the energy sector detracted from Fund performance in the first fiscal quarter as the price of oil rose, strongly contributed as the price of oil plummeted, but detracted as the price of oil rebounded. Allocation to the consumer cyclical sector and REIT sectors also detracted. However, the overweight allocation to the technology and communications sectors contributed to Fund performance.

Holdings Insights

Amid the volatility in the price of oil and corresponding weakness in the energy space, the Fund was underweight the energy sector. This positioning positively contributed to Fund performance in the second fiscal quarter as the price of oil plummeted. However, as previously mentioned, this exposure detracted from Fund performance as the price of oil rallied in the second half of the fiscal year. Despite the drag on Fund performance, one of the largest contributors to positive performance came from this sector. Hilcorp Energy I LP / Hilcorp Finance Co. 5.0% 12/01/2024 (431318AN4) (holding weight*: 1.09 percent), an oil exploratory company, rose 10.5 percent. Holdings that detracted from Fund performance within this sector included Callon Petroleum Co. 6.375% 7/1/26 (13123XAZ5) (holding weight*: 0.19 percent), an independent oil and natural gas company. This credit surged 47.6 in the second half of the fiscal year after plummeting 79.83 percent in the first half of the fiscal year, resulting in an overall decline of 70.3 percent for the full fiscal year. Hi-Crush, Inc. 9.5% 08/01/2026 (428337AA7) (holding weight*: 0.03 percent), a fracking-service provider, also detracted from Fund performance as the credit declined 91.4 percent amidst a chapter 11 filing late in the fiscal year.

The Fund received positive contributions from credits within the communications sector as many of these companies benefited from the stay at home orders and other government mandates. Netflix Inc. 4.875% 06/15/2030 (64110LAV8) (holding weight*: 1.17 percent), a media services provider and production company, added over 16 million subscribers during the aforementioned government mandates. This credit was one of the strongest contributors to Fund performance by surging 17 percent during the fiscal year ended October 31, 2020. Another beneficiary was Grubhub Inc. 5.50% 7/01/2027 (40010PAA6) (holding weight*: 0.70% percent), an online and mobile prepared food ordering and delivery platform. This credit increased 17.4 percent over the fiscal year as delivery was the only option for many restaurants during the lockdowns.

As markets rebounded, the Sub-Adviser added to the more economically sensitive consumer cyclical sector which positively contributed to Fund performance. As states reopened and steps were being taken towards the path to normalcy, many credits from beaten down subsectors rebounded. Viking Cruises Ltd. 13.0% 5/15/2025 (92676XAE7) (holding weight*: 0.08 percent) was added to the Fund in late June and rose 17.3 percent through the rest of the fiscal year. Another credit that benefited from the step towards a return to normalcy was American Airlines Inc. 11.75% 07/15/2025 (023771558) (holding weight*: 0.58 percent). Since being added to the Fund in May, this credit increased 7.1 percent as consumers slowly returned to airports.

Sub-Adviser Outlook

The official outcome of the U.S. presidential race may not be known for days or weeks given the closeness of the current Electoral College count. Assuming a base case where the result is a Biden presidency and a GOP-controlled Senate, the Sub-Adviser no longer expects the massive fiscal package that would have likely come with a clean sweep from the Democrats. However, the Sub-Adviser expects some aid by early next year. The Sub-Adviser also does not expect Trump’s 2017 corporate tax cuts to be rolled back, but does expect more moderate regulatory changes, and reduced global trade tensions. Given the absence of a large fiscal package to deliver economic growth, the Federal Reserve will likely feel additional pressure to continue to provide accommodative monetary policies as we grapple with the broad-ranging effects of Covid-19 and subsequently look to increase employment levels. The Sub-Adviser sees the potential for the benefit of additional monetary policy accommodation to more than offset the impact of a smaller fiscal package and slower economic growth. The Sub-Adviser expects low interest rates to continue for the foreseeable future and expects strong demand for credit-related asset classes to continue as these segments remain attractive relative to fixed income alternatives such as low or negative yielding government bonds.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	3.74%	4.93%	4.75%
Class A with load of 4.50%	(1.25)%	3.72%	4.01%
Class A without load	3.44%	4.67%	4.48%
Class C	2.95%	4.18%	3.98%
Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	4.55%	6.09%	6.00%
Morningstar High-Yield Bond Category	1.21%	4.58%	4.88%

(a)	Total Returns are calculated based on traded NAVs.

Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.13% for Class N, 1.88% for Class C and 1.38% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
CONVERTIBLE BONDS - 0.3%
OIL & GAS SERVICES & EQUIPMENT - 0.3%
Hi-Crush, Inc. - 144A	$290,000	8.000	4/9/2026	$290,000
TOTAL CONVERTIBLE BONDS (Cost - $290,000)

CORPORATE BONDS - 94.0%
ADVERTISING & MARKETING - 0.3%
Terrier Media Buyer, Inc. - 144A	267,000	8.875	12/15/2027	273,440

AEROSPACE & DEFENSE - 0.5%
Spirit AeroSystems, Inc. - 144A	504,000	7.500	4/15/2025	508,722

AUTOMOTIVE - 2.4%
BorgWarner, Inc. - 144A	357,000	5.000	10/1/2025	415,084
Ford Motor Company	690,000	6.625	10/1/2028	773,663
Ford Motor Company	105,000	7.450	7/16/2031	125,278
Ford Motor Company	741,000	4.750	1/15/2043	685,851
Ford Motor Credit Company, LLC	143,000	5.125	6/16/2025	149,226
Tesla, Inc. - 144A	190,000	5.300	8/15/2025	196,817
				2,345,919
BIOTECHNOLOGY & PHARMACEUTICALS - 1.0%
Endo Dac / Endo Finance, LLC / Endo Finco, Inc. - 144A	521,000	6.000	6/30/2028	402,993
Par Pharmaceutical, Inc. - 144A	547,000	7.500	4/1/2027	580,537
				983,530
CABLE & SATELLITE - 2.7%
Altice Financing S.A. - 144A	601,000	5.000	1/15/2028	583,760
Block Communications, Inc. - 144A	435,000	4.875	3/1/2028	446,895
CCO Holdings, LLC / CCO Holdings Capital Corporation - 144A	478,000	5.500	5/1/2026	497,792
CCO Holdings, LLC / CCO Holdings Capital Corporation - 144A	378,000	5.000	2/1/2028	397,467
CCO Holdings, LLC / CCO Holdings Capital Corporation - 144A	335,000	5.375	6/1/2029	363,019
CSC Holdings, LLC - 144A	390,000	5.500	4/15/2027	411,353
				2,700,286
CHEMICALS - 1.6%
Consolidated Energy Finance S.A. - 144A	385,000	6.875	6/15/2025	358,772
Minerals Technologies, Inc. - 144A	387,000	5.000	7/1/2028	399,577
OCI N.V. - 144A	472,000	5.250	11/1/2024	483,505
Olin Corporation - 144A	311,000	9.500	6/1/2025	368,184
				1,610,038
COMMERCIAL SUPPORT SERVICES - 5.1%
Brink’s Company (The) - 144A	281,000	5.500	7/15/2025	292,826
Brink’s Company (The) - 144A	340,000	4.625	10/15/2027	347,550
Covanta Holding Corporation	506,000	5.000	9/1/2030	515,487
Garda World Security Corporation - 144A	501,000	9.500	11/1/2027	535,664
Harsco Corporation - 144A	610,000	5.750	7/31/2027	624,869
Korn Ferry - 144A	477,000	4.625	12/15/2027	487,732
Prime Security Services Borrower, LLC / Prime Finance, Inc. - 144A	631,000	5.250	4/15/2024	660,859
Prime Security Services Borrower, LLC / Prime Finance, Inc. - 144A	540,000	5.750	4/15/2026	575,775
Prime Security Services Borrower, LLC / Prime Finance, Inc. - 144A	325,000	6.250	1/15/2028	328,864
Sotheby’s - 144A ^	750,000	7.375	10/15/2027	766,267
				5,135,893
CONSTRUCTION MATERIALS - 0.5%
Standard Industries, Inc. - 144A	505,000	3.375	1/15/2031	492,165

CONTAINERS & PACKAGING - 1.9%
Cascades, Inc. / Cascades USA, Inc. - 144A	479,000	5.375	1/15/2028	500,256
Intertape Polymer Group, Inc. - 144A	524,000	7.000	10/15/2026	552,065
Silgan Holdings, Inc.	288,000	4.750	3/15/2025	294,660
Trivium Packaging Finance BV - 144A	525,000	8.500	8/15/2027	562,787
				1,909,768

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
CORPORATE BONDS - 94.0% (Continued)
ELECTRIC UTILITIES - 2.3%
Clearway Energy Operating, LLC	$539,000	5.000	9/15/2026	$559,045
NextEra Energy Operating Partners, L.P. - 144A	550,000	4.250	7/15/2024	575,437
Talen Energy Supply, LLC - 144A	279,000	7.250	5/15/2027	280,046
Talen Energy Supply, LLC - 144A	317,000	6.625	1/15/2028	303,665
Vistra Operations Company, LLC - 144A	535,000	5.000	7/31/2027	559,610
				2,277,803
ELECTRICAL EQUIPMENT - 0.3%
WESCO Distribution, Inc. - 144A	218,000	7.125	6/15/2025	235,184
WESCO Distribution, Inc. - 144A	101,000	7.250	6/15/2028	110,737
				345,921
ENTERTAINMENT CONTENT - 1.3%
Banijay Entertainment S.A. SU - 144A	400,000	5.375	3/1/2025	407,250
Univision Communications, Inc. - 144A	74,000	5.125	2/15/2025	72,844
Univision Communications, Inc. - 144A	811,000	6.625	6/1/2027	821,644
				1,301,738
FOOD - 3.5%
Dole Food Company, Inc. - 144A	550,000	7.250	6/15/2025	552,005
Herbalife Nutrition Ltd / HLF Financing, Inc. - 144A	208,000	7.875	9/1/2025	219,700
HLF Financing Sarl, LLC / Herbalife International, Inc. - 144A	497,000	7.250	8/15/2026	512,375
JBS USA LUX S.A. / JBS USA Finance, Inc. - 144A	272,000	5.750	6/15/2025	280,296
Kraft Heinz Foods Company - 144A	205,000	4.875	10/1/2049	217,075
Lamb Weston Holdings, Inc. - 144A	370,000	4.625	11/1/2024	382,950
Land O’ Lakes, Inc. - 144A	210,000	7.000	12/29/2049	189,492
Land O’ Lakes Capital Trust I - 144A	484,000	7.450	3/15/2028	551,760
Pilgrim’s Pride Corporation - 144A	520,000	5.875	9/30/2027	549,968
				3,455,621
HEALTH CARE FACILITIES & SERVICES - 4.1%
Acadia Healthcare Company, Inc. - 144A	357,000	5.500	7/1/2028	371,949
Acadia Healthcare Company, Inc. - 144A	96,000	5.000	4/15/2029	99,149
Catalent Pharma Solutions, Inc. - 144A	280,000	5.000	7/15/2027	292,373
Encompass Health Corporation	143,000	4.625	4/1/2031	147,469
HCA, Inc.	900,000	5.375	2/1/2025	997,934
Jaguar Holding Company II / PPD Development, L.P. - 144A	101,000	4.625	6/15/2025	104,497
Jaguar Holding Company II / PPD Development, L.P. - 144A	380,000	5.000	6/15/2028	396,553
Legacy LifePoint Health, LLC - 144A	465,000	4.375	2/15/2027	461,378
Providence Service Corporation (The) - 144A	113,000	5.875	11/15/2025	115,189
Tenet Healthcare Corporation	525,000	4.625	7/15/2024	534,398
Tenet Healthcare Corporation - 144A	616,000	6.125	10/1/2028	598,675
				4,119,564
HOME CONSTRUCTION - 1.0%
Griffon Corporation	464,000	5.750	3/1/2028	484,300
Mattamy Group Corporation - 144A	489,000	5.250	12/15/2027	518,646
				1,002,946
HOUSEHOLD PRODUCTS - 1.5%
Clearwater Paper Corporation - 144A	516,000	4.750	8/15/2028	519,548
Coty, Inc. - 144A	770,000	6.500	4/15/2026	603,718
Energizer Holdings, Inc. - 144A	410,000	4.375	3/31/2029	414,510
				1,537,776
INDUSTRIAL SUPPORT SERVICES - 1.1%
Ahern Rentals, Inc. - 144A	787,000	7.375	5/15/2023	508,107
H&E Equipment Services, Inc.	580,000	5.625	9/1/2025	602,475
				1,110,582
INSTITUTIONAL FINANCIAL SERVICES - 0.4%
LPL Holdings, Inc. - 144A	397,000	5.750	9/15/2025	412,026

INSURANCE - 0.3%
NMI Holdings, Inc. - 144A	270,000	7.375	6/1/2025	294,690

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
CORPORATE BONDS - 94.0% (Continued)
INTERNET MEDIA & SERVICES - 1.8%
GrubHub Holdings, Inc. - 144A	$660,000	5.500	7/1/2027	$687,225
Netflix, Inc. - 144A	1,010,000	4.875	6/15/2030	1,154,556
				1,841,781
LEISURE FACILITIES & SERVICES - 6.3%
Boyd Gaming Corporation - 144A	230,000	8.625	6/1/2025	252,068
Boyd Gaming Corporation	382,000	4.750	12/1/2027	372,286
Brinker International, Inc. - 144A	289,000	5.000	10/1/2024	290,097
Caesars Entertainment, Inc. - 144A	630,000	6.250	7/1/2025	646,143
Dave & Buster’s, Inc. - 144A ^	510,000	7.625	11/1/2025	501,712
Golden Nugget, Inc. - 144A	725,000	6.750	10/15/2024	614,814
Hilton Grand Vacations Borrower, LLC / Hilton Grand Vacations Borrower, Inc.	480,000	6.125	12/1/2024	496,150
NCL Corporation Ltd. - 144A	459,000	3.625	12/15/2024	317,571
SeaWorld Parks & Entertainment, Inc. - 144A ^	445,000	8.750	5/1/2025	468,362
Silversea Cruise Finance Ltd. - 144A	550,000	7.250	2/1/2025	554,634
Six Flags Entertainment Corporation - 144A ^	505,000	5.500	4/15/2027	470,433
Six Flags Theme Parks, Inc. - 144A	49,000	7.000	7/1/2025	51,971
Viking Cruises Ltd. - 144A	70,000	13.000	5/15/2025	79,406
VOC Escrow Ltd. - 144A	490,000	5.000	2/15/2028	425,166
Wyndham Destinations, Inc.	750,000	5.750	4/1/2027	774,844
				6,315,657
METALS & MINING - 3.6%
Cleveland-Cliffs, Inc. - 144A	475,000	4.875	1/15/2024	474,109
Cleveland-Cliffs, Inc.	327,000	5.750	3/1/2025	316,577
Cleveland-Cliffs, Inc. - 144A	200,000	6.750	3/15/2026	210,250
First Quantum Minerals Ltd. - 144A	473,000	7.250	4/1/2023	476,086
FMG Resources August 2006 Pty Ltd. - 144A	469,000	4.500	9/15/2027	503,059
Freeport-McMoRan, Inc.	260,000	4.125	3/1/2028	265,850
Freeport-McMoRan, Inc.	123,000	4.375	8/1/2028	128,612
Freeport-McMoRan, Inc.	352,000	5.250	9/1/2029	380,755
Freeport-McMoRan, Inc.	260,000	4.250	3/1/2030	273,406
Mineral Resources Ltd. - 144A	525,000	8.125	5/1/2027	573,563
				3,602,267
OIL & GAS PRODUCERS - 11.8%
Apache Corporation	58,000	4.625	11/15/2025	55,173
Apache Corporation	68,000	4.875	11/15/2027	63,920
Apache Corporation	405,000	4.375	10/15/2028	370,980
Buckeye Partners, L.P. - 144A	429,000	4.500	3/1/2028	408,354
Callon Petroleum Company	212,000	6.125	10/1/2024	76,850
Callon Petroleum Company	781,000	6.375	7/1/2026	190,220
Cenovus Energy, Inc.	618,000	4.250	4/15/2027	629,672
Cheniere Energy Partners, L.P.	432,000	5.250	10/1/2025	439,862
Cheniere Energy Partners, L.P.	248,000	4.500	10/1/2029	253,210
Cheniere Energy, Inc. - 144A	360,000	4.625	10/15/2028	372,150
DCP Midstream Operating, L.P.	296,000	5.625	7/15/2027	307,070
DCP Midstream Operating, L.P. - 144A	132,000	6.750	9/15/2037	125,967
DCP Midstream Operating, L.P.	235,000	5.600	4/1/2044	205,459
eG Global Finance plc - 144A	605,000	6.750	2/7/2025	593,808
Endeavor Energy Resources, L.P. - EER Finance, Inc. - 144A	270,000	5.750	1/30/2028	280,530
Genesis Energy, L.P. / Genesis Energy Finance Corporation	893,000	5.625	6/15/2024	769,842
Genesis Energy, L.P. / Genesis Energy Finance Corporation	325,000	6.500	10/1/2025	270,359
Harvest Midstream I, L.P. - 144A	581,000	7.500	9/1/2028	578,095
Hilcorp Energy I, L.P. / Hilcorp Finance Company - 144A	1,160,000	5.000	12/1/2024	1,077,228
Holly Energy Partners, L.P. / Holly Energy Finance Corporation - 144A	714,000	5.000	2/1/2028	677,854
MEG Energy Corporation - 144A	693,000	6.500	1/15/2025	674,483
MEG Energy Corporation - 144A	447,000	7.125	2/1/2027	403,297
Murphy Oil USA, Inc.	405,000	4.750	9/15/2029	425,175
NuStar Logistics, L.P.	152,000	5.750	10/1/2025	153,266

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
CORPORATE BONDS - 94.0% (Continued)
OIL & GAS PRODUCERS - 11.8% (Continued)
NuStar Logistics, L.P.	$379,000	6.375	10/1/2030	$382,079
Occidental Petroleum Corporation	326,000	5.875	9/1/2025	287,369
Occidental Petroleum Corporation	503,000	6.375	9/1/2028	441,068
PBF Holding Company, LLC / PBF Finance Corporation - 144A ^	520,000	6.000	2/15/2028	201,149
Southwestern Energy Company	300,000	7.500	4/1/2026	305,790
Southwestern Energy Company	189,000	8.375	9/15/2028	197,859
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corporation - 144A	521,000	4.875	2/1/2031	509,231
				11,727,369
OIL & GAS SERVICES & EQUIPMENT - 1.5%
Archrock Partners, L.P. / Archrock Partners Finance Corporation - 144A	463,000	6.875	4/1/2027	454,898
ChampionX Corporation	397,000	6.375	5/1/2026	380,128
Hi-Crush, Inc. - 144A *	961,000	9.500	8/1/2026	32,434
Nine Energy Service, Inc.- 144A	727,000	8.750	11/1/2023	217,420
USA Compression Partners, L.P. / USA Compression Finance Corporation - 144A	437,000	6.875	4/1/2026	434,153
				1,519,033
PUBLISHING & BROADCASTING - 2.1%
Belo Corporation	735,000	7.750	6/1/2027	833,508
Belo Corporation	235,000	7.250	9/15/2027	259,337
EW Scripps Company (The) - 144A	739,000	5.125	5/15/2025	706,207
National CineMedia, LLC - 144A	396,000	5.875	4/15/2028	277,200
				2,076,252
REAL ESTATE SERVICES - 1.2%
Cushman & Wakefield US Borrower, LLC - 144A	416,000	6.750	5/15/2028	443,820
Newmark Group, Inc.	679,000	6.125	11/15/2023	719,161
				1,162,981
REIT - 4.5%
CTR Partnership, L.P. / CareTrust Capital Corporation	604,000	5.250	6/1/2025	624,322
ESH Hospitality, Inc. - 144A	150,000	5.250	5/1/2025	150,221
ESH Hospitality, Inc. - 144A	355,000	4.625	10/1/2027	348,344
GLP Capital, L.P. / GLP Financing II, Inc.	340,000	5.375	4/15/2026	378,255
HAT Holdings I, LLC / HAT Holdings II, LLC - 144A	621,000	5.250	7/15/2024	640,860
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.	513,000	5.750	2/1/2027	554,399
MPT Operating Partnership, L.P. / MPT Finance Corporation	419,000	5.000	10/15/2027	439,206
Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer - 144A	520,000	5.875	10/1/2028	510,575
Sabra Health Care, L.P.	812,000	5.125	8/15/2026	886,188
				4,532,370
RENEWABLE ENERGY - 0.5%
EnerSys - 144A	485,000	5.000	4/30/2023	499,853

RETAIL - CONSUMER STAPLES - 0.9%
Albertsons Companies Inc / Safeway Inc / New Albertsons, L.P. / Albertsons, LLC	454,000	5.750	3/15/2025	469,559
Albertsons Companies Inc / Safeway Inc / New Albertsons, L.P. / Albertsons, LLC - 144A	440,000	4.625	1/15/2027	454,168
				923,727
RETAIL - DISCRETIONARY - 0.8%
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. - 144A	433,000	5.750	7/15/2027	407,832
Conn’s, Inc. ^	405,000	7.250	7/15/2022	385,161
				792,993
SEMICONDUCTORS - 0.4%
ON Semiconductor Corporation - 144A	350,000	3.875	9/1/2028	356,563

SOFTWARE - 1.4%
Camelot Finance S.A. - 144A	345,000	4.500	11/1/2026	359,447
Donnelley Financial Solutions, Inc.	477,000	8.250	10/15/2024	501,396
SS&C Technologies, Inc. - 144A	520,000	5.500	9/30/2027	553,322
				1,414,165

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS - 94.0% (Continued)
SPECIALTY FINANCE - 7.4%
AerCap Global Aviation Trust Variable Rate - 144A	3 month LIBOR + 4.300%	$223,000	6.500	+	6/15/2045	$197,913
Alliance Data Systems Corporation - 144A		555,000	4.750		12/15/2024	515,803
Avolon Holdings Funding Ltd. - 144A		514,000	5.125		10/1/2023	523,672
Credit Acceptance Corporation		559,000	6.625		3/15/2026	582,059
Enova International, Inc. - 144A		765,000	8.500		9/1/2024	704,676
Fairstone Financial, Inc. - 144A		566,000	7.875		7/15/2024	581,859
FirstCash, Inc. - 144A		387,000	4.625		9/1/2028	393,531
Freeport-McMoRan, Inc.		123,000	4.625		8/1/2030	131,521
Genworth Mortgage Holdings, Inc. - 144A		343,000	6.500		8/15/2025	358,221
goeasy Ltd. - 144A		482,000	5.375		12/1/2024	487,774
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corporation - 144A		652,000	4.250		2/1/2027	564,795
LD Holdings Group, LLC - 144A		221,000	6.500		11/1/2025	224,867
Navient Corporation		236,000	5.000		3/15/2027	220,712
OneMain Finance Corporation		263,000	6.875		3/15/2025	289,793
OneMain Finance Corporation		89,000	5.375		11/15/2029	91,674
Pattern Energy Operations, L.P. / Pattern Energy Operations, Inc. - 144A		475,000	4.500		8/15/2028	496,140
Quicken Loans, LLC / Quicken Loans Co-Issuer, Inc. - 144A		342,000	3.625		3/1/2029	337,511
Starwood Property Trust, Inc. - 144A		101,000	5.500		11/1/2023	100,221
Starwood Property Trust, Inc.		588,000	4.750		3/15/2025	572,197
						7,374,939
STEEL - 1.1%
Commercial Metals Company		470,000	5.750		4/15/2026	486,669
SunCoke Energy Partners, L.P. / SunCoke Energy Partners Finance Corporation - 144A		627,000	7.500		6/15/2025	562,341
						1,049,010
TECHNOLOGY HARDWARE - 1.8%
Dell International, LLC / EMC Corporation - 144A		490,000	7.125		6/15/2024	508,267
Diebold Nixdorf, Inc. ^		358,000	8.500		4/15/2024	326,227
Diebold Nixdorf, Inc. - 144A		181,000	9.375		7/15/2025	192,426
Ingram Micro, Inc.		715,000	5.450		12/15/2024	765,393
						1,792,313
TECHNOLOGY SERVICES - 3.0%
Banff Merger Sub, Inc. - 144A		625,000	9.750		9/1/2026	657,812
Nielsen Finance, LLC / Nielsen Finance Company - 144A		299,000	5.000		4/15/2022	299,448
Nielsen Finance, LLC / Nielsen Finance Company - 144A		255,000	5.625		10/1/2028	263,447
Nielsen Finance, LLC / Nielsen Finance Company - 144A		402,000	5.875		10/1/2030	422,854
Presidio Holdings, Inc. - 144A		480,000	8.250		2/1/2028	510,300
Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc. - 144A		344,000	4.625		11/1/2026	349,263
Tempo Acquisition, LLC / Tempo Acquisition Finance Corporation - 144A		120,000	5.750		6/1/2025	126,150
Tempo Acquisition, LLC / Tempo Acquisition Finance Corporation - 144A		355,000	6.750		6/1/2025	360,680
						2,989,954
TELECOMMUNICATIONS - 7.8%
Altice France Holding S.A. - 144A		830,000	6.000		2/15/2028	800,415
Altice France S.A. - 144A		875,000	7.375		5/1/2026	914,156
Cablevision Lightpath, LLC - 144A		360,000	3.875		9/15/2027	357,750
CenturyLink, Inc.		497,000	7.500		4/1/2024	549,041
CenturyLink, Inc. - 144A		410,000	5.125		12/15/2026	419,822
Cogent Communications Group, Inc. - 144A		505,000	5.375		3/1/2022	515,613
Connect Finco S.A.RL / Connect US Finco, LLC - 144A		480,000	6.750		10/1/2026	484,200
Hughes Satellite Systems Corporation		706,000	6.625		8/1/2026	767,200
Sprint Corporation		1,345,000	7.875		9/15/2023	1,535,822
Telesat Canada / Telesat, LLC - 144A		302,000	4.875		6/1/2027	308,229
Telesat Canada / Telesat, LLC - 144A		740,000	6.500		10/15/2027	737,336
Zayo Group Holdings, Inc. - 144A		391,000	6.125		3/1/2028	395,094
						7,784,678

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2020

	Principal	Interest		Maturity
Security	Amount	Rate %		Date	Value
CORPORATE BONDS - 94.0% (Continued)
TRANSPORTATION & LOGISTICS - 2.1%
American Airlines, Inc. - 144A	$590,000	11.750		7/15/2025	$574,660
Cargo Aircraft Management, Inc. - 144A	650,000	4.750		2/1/2028	661,781
Delta Air Lines, Inc. - 144A	650,000	7.000		5/1/2025	710,043
UAL 2007-1 Pass Through Trust	184,826	6.636		7/2/2022	176,270
					2,122,754
TRANSPORTATION EQUIPMENT - 0.9%
Allison Transmission, Inc. - 144A	551,000	5.000		10/1/2024	556,620
JB Poindexter & Company, Inc. - 144A	287,000	7.125		4/15/2026	306,048
					862,668
WHOLESALE - CONSUMER STAPLES - 0.8%
Performance Food Group, Inc. - 144A	450,000	5.500		10/15/2027	462,073
US Foods, Inc. - 144A	303,000	6.250		4/15/2025	317,040
					779,113
WHOLESALE - DISCRETIONARY - 0.5%
KAR Auction Services, Inc. - 144A	475,000	5.125		6/1/2025	479,156

TOTAL BONDS & NOTES (Cost - $93,741,836)					93,818,024

	Shares
SHORT-TERM INVESTMENT - 0.5%
MONEY MARKET FUND - 0.5%
First American Government Obligations Fund - Class Z	510,501	0.030	+		510,501
TOTAL SHORT-TERM INVESTMENT (Cost - $510,501)

COLLATERAL FOR SECURITIES LOANED - 2.7%
HSBC US Government Money Market Fund - Class I #	2,648,549	0.023	+		2,648,549
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,648,549)

TOTAL INVESTMENTS - 97.5% (Cost - $97,190,886)					$97,267,074
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%					2,531,306
NET ASSETS - 100.0%					$99,798,380

LIBOR - London Inter-bank Offered Rate

LLC - Limited Liability Corporation

LLLP - Limited Liability Limited Partnership

L.P. - Limited Partnership

LTD - Limited Company

plc - Public Limited Company

REITs - Real Estate Investment Trusts

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,551,319 at October 31, 2020.

*	Illiquid security. Total illiquid securities had a value of $32,434 at October 31, 2020.

+	Variable rate security. Interest rate is as of October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020 the total market value of 144A securities is $66,479,337 or 66.61% of net assets.

Portfolio Composition ** - (Unaudited)
Ba3	20.5%	B3	4.7%
B1	16.3%	Caa2	3.3%
B2	16.0%	Collateral For Securities Loaned	2.7%
Ba2	14.7%	Baa3	1.3%
Caa1	7.0%	Baa2	0.7%
Ba1	6.7%	Caa3	0.7%
Other/Not Rated	4.9%	Short-Term Investments	0.5%
		Total	100.0%

**	Based on total value of investments as of October 31, 2020. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Stone Harbor Investment Partners LP)

Asset Class Recap

Global bond yields rose and prices fell for the first two months of the fiscal year. Rising expectations of a phase one trade deal contributed to investor optimism resulting in fixed income spread sector strength. Global economic data saw improvements relative to expectations over the period. In January, global bond yields fell and prices rose as investors sought lower risk assets amid the outbreak of the coronavirus in China and its potential impact on the global economy. Coronavirus cases and deaths surged in the second fiscal quarter, followed by the World Health Organization officially labeling the virus outbreak a pandemic. In response, global economies shut down, volatility spiked, and rates plummeted. Despite dire economic data, volatility subsided and markets rallied in response to historic monetary and fiscal stimulus, totaling over $ 12 trillion, enacted by governments and central banks around the world. This action has helped alleviate illiquidity concerns and negate some of the adverse economic impacts of the coronavirus pandemic. In the second half of the fiscal year, this rally continued until the final month where risk assets took a pause as a second wave of virus cases and subsequent reimposition of restrictions weighed on market sentiment. In currency markets, the flight to the perceived safe haven of the U.S. dollar early in the fiscal year reversed course as risk assets rallied, falling against most major developed market currencies. Foreign bonds, as measured by the Bloomberg Barclays Global Aggregate Bond ex-US Index Hedged, increased 2.7 percent during the fiscal year, which outperformed emerging markets bonds, as measured by the JP Morgan EMBI Global Total Return Index, as it increased 2 percent. Emerging market high-yield bonds, as measured by the JP Morgan Emerging Market High-Yield Bond Index, put in the worst showing over the fiscal year, declining 1.2 percent.

Allocation Review

For the first two months of the fiscal year, the Sub-Adviser’s country allocation detracted from Fund performance. The Fund received negative contributions from developed markets, including exposures to peripheral Europe versus Germany. The exposure to local currency emerging markets also detracted, especially the underweight to Chinese bonds. However, the Fund’s exposure to hard currency emerging markets bonds strongly contributed to Fund performance. To begin 2020, the Fund’s allocation was meaningful shifted with the commencement of the current Sub-Adviser. In the final month of the first fiscal quarter, the Sub-Adviser increased the allocation to corporate bonds, emerging market bonds, and increased the currency exposure hedge. With the exception of the currency exposure, these shifts detracted from Fund performance in the second fiscal quarter. As markets rebounded in the second half of the fiscal year, the Sub-Adviser’s asset allocation and issue allocation strongly contributed to Fund performance with particular strength coming from emerging market hard currency bonds and emerging markets sovereign bonds. At the close of the fiscal year, the Fund’s allocation ended with 47.2 percent allocated to high -yield bonds and 52.8 percent allocated to investment-grade bonds. From a market perspective, 55 percent was allocated to developed markets, while 45 percent was allocated to emerging market bonds. Within emerging markets, 64.4 percent was dedicated to corporates, 30 percent allocated to hard currency government bonds, and 5.6 percent to local currency government bonds. Aside from currency contracts, the Fund did not hold any derivatives that materially affected performance in the fiscal quarter.

Holdings Insights

Emerging market hard currency debt positively contributed to Fund performance in the first fiscal quarter but detracted from Fund performance in the second fiscal quarter. Despite strongly rebounding in the latter half of the fiscal year, this exposure, in general, detracted from Fund performance for the fiscal year. A position within this sector that detracted from Fund performance was the state-owned Argentinian gas company, YPF SA 8.5% 7/28/2025 (984245AL4) (holding weight*: 0.79 percent), which fell 29.2 percent since being added to the Fund in early January. As previously mentioned, emerging market hard currency debt rebounded in the final two quarters of the fiscal year. Two credits that contributed to Fund performance were the Indonesia Asahan Aluminium Persero PT 5.8% 05/15/2050 (74445PAG7) (holding weight*: 0.06 percent) and the Theta Capital Pte Ltd 8.125% 01/22/2025 (BKP8ZV4) (holding weight*: 0.37 percent) .. Since being added to the Fund, these credits increased 6.7 percent and 2.7 percent, respectively. Contrary to emerging market hard currency debt, emerging market sovereign debt issued in local currency positively contributed to Fund performance for the fiscal year. For example, the Mexican Bonos 7.5% 06/03/2027(B1QGYR3) (holding weight*: 0.27 percent) increased 11.5 percent when converted back to USD since being added to the Fund in early January.

As volatility spiked in the second fiscal quarter and to close the most recent fiscal quarter, higher-grade developed government credit positively contributed to Fund performance. The Fund received a positive contribution from the Ireland Government Bond 0.9% 5/15/2028 (BDHDPR4) (holding weight*: 0.13 percent). This credit rose 0.8 percent over the most recent fiscal quarter and 2.4 percent for the full fiscal year. Another contributor to positive Fund performance was the Spain Government Bond 4.2% 1/31/2037 (B05L4R2) (holding weight*: 0.26 percent), which increased 2.7 percent in the final fiscal quarter and 3.1 percent for the full fiscal year. The largest detractor from Fund performance over the second half of the fiscal year was the exposure to pan European high-yield debt. An issue within this sector that detracted from Fund performance was the Nidda Healthcare Holding 3.5% 9/30/2024 (BD8013P1) (holding weight*: 0.23 percent), which declined 1.0 percent since being added to the Fund in January. A pan European high-yield holding that contributed to Fund performance over the fiscal year was the CSN Resources SA 7.625% 4/17/2026 (12644VAC2) (holding weight*: 0.68 percent). This credit rose 3.6 percent since being added to the Fund. Overall, the derivative exposure within the Fund slightly detracted from Fund performance. As the U.S. dollar in general depreciated versus most major currencies across the globe from March through the end of the fiscal year, the currency hedge implemented through derivatives detracted from Fund performance.

Sub-Adviser Outlook

Moving forward, the Sub-Adviser reduced risk within the portfolio through lower exposure to emerging market hard currency sovereign bonds and increased exposure to developed market government credits. The Sub-Adviser also reduced the exposure to emerging market local currency bonds, with a particular emphasis on reducing corporate bonds in Argentina given the concerning economic outlook. Despite the risk mitigation, the Sub-Adviser is optimistic for the remainder of 2020 and beyond. The Sub- Adviser believes that by identifying individual opportunities through their rigorous fundamental credit analysis as well as retaining the ability to actively shift between asset classes, and within individual sectors, will allow the Fund to take advantage of opportunities that emerge.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	(1.81)%	1.15%	(0.72)%
Class A with load of 4.50%	(6.43)%	(0.03)%	(1.61)%
Class A without load	(2.03)%	0.90%	(0.96)%
Class C	(2.48)%	0.38%	(1.47)%
Bloomberg Barclays Global ex -US Aggregate Bond Index Hedged **	2.73%	4.23%	4.38%
Bloomberg Barclays Global ex -US Aggregate Bond Index Unhedged	4.96%	3.62%	1.30%
Morningstar World Bond Category	4.07%	3.64%	2.35%

(a)	Total Returns are calculated based on traded NAVs.

**	Change in Fund’s benchmark due to the implementation of the Sub-Adviser’s investment strategy primarily using the new benchmark index. As a result, the Fund’s performance is compared to both indices in the table above.

The total return of the Bloomberg Barclays Global ex US Aggregate Bond Index Hedged Benchmark is the return (including the reinvestment of any dividends or distributions) of the Benchmark over a specified period. “Hedged” refers to the index being “hedged to US dollars” by Bloomberg Barclays.

The Bloomberg Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.61% for Class N, 2.36% for Class C and 1.86% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund
October 31, 2020

		Principal
Security	Variable Rate	Amount		Interest Rate %		Maturity Date	Value
ASSET BACKED SECURITIES - 0.2%
RESIDENTIAL MORTGAGE - 0.2%
Bankinter 10 FTA	3M Euro LIBOR + 0.16%	68,120	EUR	0.0001	+	6/21/2043	$78,998
Fondo de Titulizacion de Activos Santander Hipotecario 2	3M Euro LIBOR + 0.15%	29,230	EUR	0.0001	+	1/18/2049	33,856
TOTAL ASSET BACKED SECURITIES (Cost - $103,304)							112,854

CORPORATE BONDS - 62.6%
AEROSPACE & DEFENSE - 0.2%
Rolls-Royce PLC - 144A		100,000	EUR	4.6250		2/16/2026	116,776

ASSET MANAGEMENT - 0.2%
MDGH - GMTN BV - 144A		87,000	USD	2.8750		11/7/2029	92,751

AUTOMOTIVE - 1.6%
Faurecia SE		100,000	EUR	3.1250		6/15/2026	117,912
Fiat Chrysler Automobiles NV		100,000	EUR	3.8750		1/5/2026	127,728
Nissan Motor Co. Ltd. - 144A ^		300,000	USD	3.0430		9/15/2023	304,650
Volkswagen International Finance NV		200,000	EUR	1.8750		3/30/2027	253,756
							804,046
BANKING - 9.7%
AIB Group PLC - 144A		250,000	USD	4.7500		10/12/2023	271,926
AIB Group PLC		250,000	EUR	2.2500		7/3/2025	312,889
Banco Bilbao Vizcaya Argentaria SA		200,000	EUR	3.5000		2/10/2027	260,133
Banco Mercantil del Norte SA/Grand Cayman - 144A	5 Year Treasury + 4.97%	314,000	USD	6.7500	+	Perpetual	316,355
Banco Santander SA		200,000	EUR	1.1250		1/17/2025	240,660
Banque Federative du Credit Mutuel SA		200,000	EUR	2.6250		3/18/2024	255,034
Barclays PLC ^		350,000	USD	4.8360		5/9/2028	382,483
BPCE SA		200,000	EUR	4.6250		7/18/2023	259,924
Cooperatieve Rabobank UA		200,000	EUR	1.3750		2/3/2027	253,949
Credit Agricole SA/London		300,000	EUR	1.8750		12/20/2026	380,906
Danske Bank A/S - 144A	5 Year Treasury + 1.35%	250,000	USD	1.6210	+	9/11/2026	247,184
HSBC Holdings PLC	3M LIBOR + 0.99%	250,000	USD	3.9500	+	5/18/2024	268,947
ING Bank NV	Euro 5 Year Swap Rate + 2.25%	200,000	EUR	3.6250	+	2/25/2026	235,392
Mizuho Financial Group, Inc. ^	3M LIBOR + 1.27%	300,000	USD	1.9790	+	9/8/2031	296,936
Natwest Group PLC	3M Euro LIBOR + 1.08%	250,000	EUR	1.7500	+	3/2/2026	303,613
Standard Chartered PLC - 144A		150,000	USD	5.7000		3/26/2044	186,598
Standard Chartered PLC - 144A	3M LIBOR + 1.21%	300,000	USD	2.8190	+	1/30/2026	312,388
							4,785,317
BEVERAGES - 1.0%
Heineken NV		200,000	EUR	3.5000		3/19/2024	261,913
Pernod Richard SA		200,000	EUR	1.5000		5/18/2026	252,104
							514,017
BIOTECH & PHARMA - 2.6%
GlaxoSmithKline Capital PLC		250,000	GBP	1.2500		10/12/2028	331,790
Grifols SA		100,000	EUR	2.2500		11/15/2027	115,137
Grifols SA		100,000	EUR	3.2000		5/1/2025	116,363
Mylan NV		200,000	EUR	3.1250		11/22/2028	272,127
Nidda BondCo GmbH		100,000	EUR	5.0000		9/30/2025	113,665
Nidda Healthcare Holding GmbH		100,000	EUR	3.5000		9/30/2024	113,864
Perrigo Finance Unlimited Co.		200,000	USD	3.1500		6/15/2030	206,742
							1,269,688
CABLE & SATELLITE - 1.7%
Telenet Finance Luxembourg Notes Sarl		100,000	EUR	3.5000		3/1/2028	120,333
UPCB Finance VII Ltd.		200,000	EUR	3.6250		6/15/2029	233,571
Virgin Media Secured Finance PLC		100,000	GBP	4.2500		1/15/2030	126,705
Virgin Media Secured Finance PLC		100,000	GBP	5.0000		4/15/2027	134,133
Ziggo Bond Co. BV - 144A		100,000	EUR	3.3750		2/28/2030	111,199
Ziggo BV		100,000	EUR	2.8750		1/15/2030	113,968
							839,909
CHEMICALS - 1.0%
CeramTec BondCo GmbH		100,000	EUR	5.2500		12/15/2025	112,797
OCI NV		100,000	EUR	3.1250		11/1/2024	115,087
Solvay Finance SA	Euro 5 Year Swap Rate + 5.22%	100,000	EUR	5.8690	+	Perpetual	129,448
SPCM SA - 144A		100,000	EUR	2.0000		2/1/2026	116,533
							473,865
COMMERCIAL SUPPORT SERVICES - 0.2%
Intertrust Group BV		100,000	EUR	3.3750		11/15/2025	116,925

CONSTRUCTION MATERIALS - 0.2%
Cemex SAB de CV - 144A		69,000	USD	7.3750		6/5/2027	76,090

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2020

		Principal
Security	Variable Rate	Amount		Interest Rate %		Maturity Date	Value
CORPORATE BONDS - 62.6% (Continued)
CONTAINERS & PACKAGING - 1.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.		200,000	GBP	4.7500		7/15/2027	$260,873
Smurfit Kappa Treasury ULC		100,000	EUR	1.5000		9/15/2027	115,966
Trivium Packaging Finance BV		200,000	EUR	3.7500		8/15/2026	231,033
							607,872
ELECTRIC & GAS MARKETING & TRADING - 0.7%
Orsted A/S		250,000	EUR	1.5000		11/26/2029	327,892

ELECTRIC UTILITIES - 4.6%
Enel Finance International NV		200,000	EUR	1.9660		1/27/2025	252,876
Eskom Holdings SOC Ltd. - 144A		84,000	USD	5.7500		1/26/2021	82,633
Eskom Holdings SOC Ltd. - 144A		950,000	USD	6.7500		8/6/2023	903,941
Iberdrola Finanzas SA		200,000	EUR	1.0000		3/7/2025	244,502
innogy Finance BV		250,000	EUR	1.0000		4/13/2025	305,521
Naturgy Finance BV		200,000	EUR	1.5000		1/29/2028	254,506
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak -144A		233,000	USD	4.8500		10/14/2038	239,819
							2,283,798
ELECTRICAL EQUIPMENT - 0.2%
Vertical Midco GmbH - 144A		100,000	EUR	4.3750		7/15/2027	118,087

ENGINEERING & CONSTRUCTION - 0.5%
IHS Netherlands Holdco BV - 144A		248,000	USD	8.0000		9/18/2027	253,580

FOOD - 3.0%
Adecoagro SA - 144A		634,000	USD	6.0000		9/21/2027	637,059
Minerva Luxembourg SA - 144A		512,000	USD	6.5000		9/20/2026	533,125
Nomad Foods Bondco PLC		100,000	EUR	3.2500		5/15/2024	117,799
Ulker Biskuvi Sanayi AS - 144A		207,000	USD	6.9500		10/30/2025	205,735
							1,493,718
FORESTRY, PAPER & WOOD PRODUCTS - 0.2%
WEPA Hygieneprodukte GmbH		100,000	EUR	2.8750		12/15/2027	114,367

GAS & WATER UTILITIES - 0.5%
Veolia Environnement SA		200,000	EUR	1.4960		11/30/2026	254,133

INDUSTRIAL INTERMEDIATE PRODUCTS - 0.9%
HTA Group Ltd. - 144A		407,000	USD	7.0000		12/18/2025	427,277

INDUSTRIAL SUPPORT SERVICES - 0.7%
Loxam SAS		100,000	EUR	3.7500		7/15/2026	109,967
Techem Verwaltungsgesellschaft 674 mbH		100,000	EUR	6.0000		7/30/2026	119,031
Techem Verwaltungsgesellschaft 675 mbH - 144A		100,000	EUR	2.0000		7/15/2025	110,814
							339,812
INSTITUTIONAL FINANCIAL SERVICES - 0.5%
Nomura Holdings, Inc. ^		225,000	USD	1.8510		7/16/2025	229,379

INSURANCE - 1.9%
Allianz SE	3M Euro LIBOR + 3.35%	200,000	EUR	3.0990	+	7/6/2047	264,247
Great-West Lifeco, Inc.		300,000	EUR	2.5000		4/18/2023	371,077
NN Group NV		250,000	EUR	1.6250		6/1/2027	317,651
							952,975
INTERNET MEDIA & SERVICES - 0.4%
Tencent Holdings Ltd. - 144A		200,000	USD	3.2400		6/3/2050	201,925

LEISURE FACILITIES & SERVICES - 0.4%
Motion Finco Sarl		100,000	EUR	7.0000		5/15/2025	114,056
Studio City Finance Ltd. -144A		73,000	USD	6.0000		7/15/2025	73,456
							187,512
METALS & MINING - 3.3%
Corp Nacional del Cobre de Chile - 144A		66,000	USD	4.3750		9/30/2029	69,744
Corp Nacional del Cobre de Chile - 144A		104,000	USD	3.0000		2/5/2049	121,380
First Quantum Minerals Ltd. - 144A		562,000	USD	6.8750		3/1/2026	558,839
Indika Energy Capital II Pte Ltd. - 144A		160,000	USD	6.8750		4/10/2022	165,480
Indika Energy Capital IV Pte Ltd. - 144A		251,000	USD	8.2500		10/22/2025	250,921
Indonesia Asahan Aluminium Persero PT - 144A		26,000	USD	5.8000		5/15/2050	30,323
Nexa Resources SA - 144A		400,000	USD	6.2500		1/18/2028	446,250
							1,642,937
OIL & GAS PRODUCERS - 6.9%
BP Capital Markets PLC	5 Year Treasury + 4.04%	200,000	USD	4.3750	+	Perpetual	207,000
Ecopetrol SA		41,000	USD	6.8750		4/29/2030	49,350
Ecopetrol SA		109,000	USD	5.8750		5/28/2045	119,023

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2020

		Principal
Security	Variable Rate	Amount		Interest Rate %		Maturity Date	Value
CORPORATE BONDS - 62.6% (Continued)
OIL & GAS PRODUCERS - 6.9% (Continued)
Geopark Ltd. - 144A		651,000	USD	6.5000		9/21/2024	$613,568
KazMunayGas National Co JSC - 144A		71,000	USD	5.7500		4/19/2047	88,337
Kosmos Energy Ltd. - 144A		369,000	USD	7.1250		4/4/2026	307,392
Leviathan Bond Ltd.		94,000	USD	6.5000		6/30/2027	97,116
Leviathan Bond Ltd.		141,000	USD	6.7500		6/30/2030	145,145
Petrobras Global Finance BV ^		134,000	USD	5.9990		1/27/2028	150,296
Petroleos Mexicanos		45,000	USD	6.8750		8/4/2026	43,308
Petroleos Mexicanos		73,000	USD	6.8400		1/23/2030	65,444
Petroleos Mexicanos		7,000	USD	5.9500		1/28/2031	5,868
Petroleos Mexicanos - 144A		502,000	USD	7.6900		1/23/2050	417,822
Petroleos Mexicanos - 144A		30,000	USD	6.9500		1/28/2060	23,498
Total Capital International SA		200,000	USD	3.1270		5/29/2050	201,119
Tullow Oil PLC - 144A		926,000	USD	7.0000		3/1/2025	488,465
YPF SA - 144A		652,000	USD	8.5000		7/28/2025	384,680
							3,407,431
REAL ESTATE OWNERS & DEVELOPERS - 4.3%
China SCE Group Holdings Ltd.		636,000	USD	7.3750		4/9/2024	653,482
Theta Capital Pte Ltd.		200,000	USD	8.1250		1/22/2025	180,994
Wanda Properties International Co. Ltd.		1,300,000	USD	7.2500		1/29/2024	1,279,070
							2,113,546
REAL ESTATE SERVICES - 1.2%
ESR Cayman Ltd.		557,000	USD	7.8750		4/4/2022	575,792

REITS - 0.9%
LMIRT Capital Pte Ltd.		200,000	USD	7.2500		6/19/2024	187,490
Westfield America Management Ltd.		200,000	GBP	2.1250		3/30/2025	262,943
							450,433
RENEWABLE ENERGY - 1.5%
ENN Clean Energy International Investment Ltd.		700,000	USD	7.5000		2/27/2021	707,875

RETAIL - CONSUMER STAPLES - 0.2%
Quatrim SASU		100,000	EUR	5.8750		1/15/2024	113,355

SEMICONDUCTORS- 0.5%
TSMC Global Ltd. - 144A		150,000	USD	1.0000		9/28/2027	147,659
TSMC Global Ltd. - 144A		100,000	USD	1.3750		9/28/2030	97,867
							245,526
SPECIALTY FINANCE - 0.6%
Parts Europe SA - 144A		100,000	EUR	6.5000		7/16/2025	114,545
Studio City Finance Ltd. - 144A		184,000	USD	6.5000		1/15/2028	182,197
							296,742
STEEL - 3.1%
CSN Resources SA - 144A ^		321,000	USD	7.6250		4/17/2026	330,148
Metinvest BV - 144A		1,109,000	USD	7.7500		10/17/2029	1,065,915
thyssenkrupp AG		100,000	EUR	1.3750		3/3/2022	114,016
							1,510,079
TECHNOLOGY HARDWARE - 0.6%
Seagate HDD Cayman - 144A		250,000	USD	4.1250		1/15/2031	269,883

TELECOMMUNICATIONS - 3.6%
Altice France Holding SA - 144A		100,000	EUR	8.0000		5/15/2027	122,528
Altice France SA - 144A		100,000	EUR	2.1250		2/15/2025	108,812
Axtel SAB de CV - 144A		230,000	USD	6.3750		11/14/2024	239,764
Deutsche Telekom International Finance BV		250,000	EUR	0.8750		1/30/2024	301,868
Orange SA		200,000	EUR	2.0000		1/15/2029	268,985
Telecom Italia SpA/Milano		200,000	EUR	3.6250		5/25/2026	250,873
Telefonica Europe BV	Euro 6 Year Swap Rate + 4.11%	100,000	EUR	4.3750	+	Perpetual	121,072
VF Ukraine PAT via VFU Funding PLC - 144A		250,000	USD	6.2000		2/11/2025	249,375
Vodafone Group PLC	Euro 5 Year Swap Rate + 2.67%	100,000	EUR	3.1000	+	1/3/2079	118,232
							1,781,509
TRANSPORTATION & LOGISTICS - 1.8%
Aerovias de Mexico SA de CV -144A		250,000	USD	7.0000		2/5/2025	60,625
DP World PLC - 144A		3,000	USD	6.8500		7/2/2037	3,777
DP World PLC - 144A		77,000	USD	5.6250		9/25/2048	88,213
DP World PLC - 144A		6,000	USD	4.7000		9/30/2049	6,141
Gol Finance SA - 144A ^		662,000	USD	7.0000		1/31/2025	493,203
Heathrow Funding Ltd.		100,000	GBP	7.1250		2/14/2024	142,877
Rumo Luxembourg Sarl - 144A		64,000	USD	5.2500		1/10/2028	67,136
							861,972

TOTAL CORPORATE BONDS (Cost - $31,161,035)							30,858,791

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2020

		Principal
Security	Variable Rate	Amount		Interest Rate %		Maturity Date	Value
NON U.S. GOVERNMENT & AGENCIES - 27.6%
GOVERNMENT GUARANTEED - 0.1%
Brazil Minas SPE via State of Minas Gerais - 144A		44,800	USD	5.3330		2/15/2028	$47,600

LOCAL AUTHORITY - 0.7%
Province of British Columbia Canada		150,000	CAD	3.2000		6/18/2044	136,339
Province of Ontario Canada		250,000	CAD	2.8000		6/2/2048	212,793
							349,132
NON U.S. TREASURY - 15.2%
Australia Government Bond		860,000	AUD	1.2500		5/21/2032	625,353
Canadian Government Bond		550,000	CAD	2.2500		6/1/2029	470,380
Colombian TES		448,300,000	COP	6.0000		4/28/2028	121,541
Czech Republic Government Bond		1,400,000	CZK	3.8500		9/29/2021	61,960
Czech Republic Government Bond		1,450,000	CZK	0.9500		5/15/2030	61,776
Egypt Treasury Bills		2,125,000	EGP	—	@	9/28/2021	121,290
Indonesia Treasury Bond		1,040,000,000	IDR	9.0000		3/15/2029	81,284
Indonesia Treasury Bond		680,000,000	IDR	8.2500		6/15/2032	50,027
Indonesia Treasury Bond		755,000,000	IDR	8.3750		3/15/2034	56,205
Ireland Government Bond		76,000	EUR	5.4000		3/13/2025	112,186
Ireland Government Bond		50,000	EUR	0.9000		5/15/2028	64,153
Ireland Government Bond		130,000	EUR	1.3000		5/15/2033	179,108
Italy Buoni Poliennali Del Tesoro		240,000	EUR	4.5000		3/1/2024	322,724
Italy Buoni Poliennali Del Tesoro		750,000	EUR	2.8000		12/1/2028	1,031,655
Italy Buoni Poliennali Del Tesoro - 144A		640,000	EUR	2.4500		9/1/2033	881,002
Italy Buoni Poliennali Del Tesoro		235,000	EUR	5.0000		9/1/2040	448,564
Japan Government Forty Year Bond		6,150,000	JPY	0.8000		3/20/2058	61,653
Japan Government Thirty Year Bond		17,000,000	JPY	1.5000		3/20/2045	199,273
Japan Government Thirty Year Bond		17,150,000	JPY	0.5000		9/20/2046	162,162
Mexican Bonos		2,529,000	MXN	7.5000		6/3/2027	130,835
Mexican Bonos		2,170,000	MXN	7.7500		11/13/2042	109,364
Portugal Obrigacoes do Tesouro OT		100,000	EUR	4.1250		4/14/2027	149,727
Republic of South Africa Government Bond		690,000	ZAR	10.5000		12/21/2026	49,412
Republic of South Africa Government Bond		1,868,000	ZAR	6.2500		3/31/2036	75,522
Russian Federal Bond - OFZ		7,750,000	RUB	7.4000		12/7/2022	103,013
Russian Federal Bond - OFZ		3,617,000	RUB	7.0500		1/19/2028	48,899
Russian Federal Bond - OFZ		6,120,000	RUB	6.9000		5/23/2029	81,867
Russian Federal Bond - OFZ		240,000	RUB	7.7000		3/23/2033	3,368
Spain Government Bond		350,000	EUR	1.2500		10/31/2030	452,870
Spain Government Bond		70,000	EUR	4.2000		1/31/2037	129,050
Spain Government Bond		250,000	EUR	2.7000		10/31/2048	421,867
United Kingdom Gilt		300,000	GBP	4.5000		9/7/2034	595,646
							7,463,736
SOVEREIGN - 11.0%
Angolan Government International Bond - 144A		100,000	USD	9.1250		11/26/2049	76,595
Argentine Republic Government International Bond		23,783	USD	1.0000		7/9/2029	9,799
Argentine Republic Government International Bond		324,000	USD	0.1250	++	7/9/2030	119,556
Argentine Republic Government International Bond		26,000	USD	0.1250	++	7/9/2035	8,554
Argentine Republic Government International Bond		48,520	USD	0.1250	++	1/9/2038	18,195
Argentine Republic Government International Bond		280,000	USD	0.1250	++	7/9/2046	92,260
Banque Centrale de Tunisie International Bond - 144A		200,000	USD	5.7500		1/30/2025	169,667
Benin Government International Bond - 144A		100,000	EUR	5.7500		3/26/2026	112,034
Brazilian Government International Bond		137,000	USD	4.5000		5/30/2029	147,026
Colombia Government International Bond		100,000	EUR	3.8750		3/22/2026	131,266
Colombia Government International Bond		200,000	USD	3.8750		4/25/2027	217,012
Colombia Government International Bond		14,000	USD	5.6250		2/26/2044	17,395
Colombia Government International Bond		44,000	USD	5.0000		6/15/2045	51,557
Dominican Republic International Bond - 144A		82,000	USD	5.8750		1/30/2060	78,720
Ecuador Government International Bond - 144A		58,800	USD	0.5000	++	7/31/2030	39,397
Ecuador Government International Bond - 144A		52,074	USD	—	@	7/31/2030	23,955
Ecuador Government International Bond - 144A		46,060	USD	0.5000	++	7/31/2035	25,391
Egypt Government International Bond - 144A		94,000	USD	5.2500		10/6/2025	93,530
Egypt Government International Bond - 144A		142,000	USD	7.0529		1/15/2032	139,168
Egypt Government International Bond - 144A		25,000	USD	8.5000		1/31/2047	24,927
Egypt Government International Bond - 144A		26,000	USD	8.7002		3/1/2049	26,272
Egypt Government International Bond - 144A		200,000	USD	8.1500		11/20/2059	190,086
El Salvador Government International Bond		141,000	USD	7.7500		1/24/2023	128,825
El Salvador Government International Bond		96,000	USD	8.2500		4/10/2032	79,585
El Salvador Government International Bond		131,000	USD	7.6500		6/15/2035	104,605
Gabon Government International Bond - 144A		34,000	USD	6.9500		6/16/2025	32,187

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2020

		Principal
Security	Variable Rate	Amount		Interest Rate %		Maturity Date	Value
NON U.S. GOVERNMENT & AGENCIES - 27.6% (Continued)
SOVEREIGN - 11.0% (Continued)
Ghana Government International Bond - 144A		17,000	USD	6.3750		2/11/2027	$15,869
Ghana Government International Bond - 144A		187,000	USD	7.8750		3/26/2027	182,289
Ghana Government International Bond - 144A		13,000	USD	7.6250		5/16/2029	12,083
Ghana Government International Bond - 144A		37,000	USD	7.8750		2/11/2035	32,987
Ghana Government International Bond - 144A		178,000	USD	8.9500		3/26/2051	160,358
Ghana Government International Bond - 144A		7,000	USD	8.7500		3/11/2061	6,183
Indonesia Government International Bond - 144A		100,000	EUR	2.1500		7/18/2024	123,201
Indonesia Government International Bond		35,000	USD	5.1250		1/15/2045	44,103
Ivory Coast Government International Bond - 144A		123,000	EUR	5.8750		10/17/2031	140,636
Kenya Government International Bond - 144A		143,000	USD	8.0000		5/22/2032	150,731
Lebanon Government International Bond		175,000	USD	6.6500		2/26/2030	25,900
Mexico Government International Bond		100,000	EUR	1.6250		4/8/2026	118,512
Mexico Government International Bond		42,000	USD	4.7500		4/27/2032	48,153
Mozambique International Bond - 144A		200,000	USD	5.0000		9/15/2031	167,374
Nigeria Government International Bond - 144A		98,000	USD	7.8750		2/16/2032	95,419
Nigeria Government International Bond -		200,000	USD	7.6250		11/28/2047	182,912
Oman Government International Bond- 144A		41,000	USD	7.3750		10/28/2032	39,331
Oman Government International Bond - 144A		53,000	USD	6.7500		1/17/2048	43,552
Panama Government International Bond		40,000	USD	3.8700		7/23/2060	45,250
Papua New Guinea Government International Bond - 144A		221,000	USD	8.3750		10/4/2028	218,238
Republic of Belarus Ministry of Finance - 144A		48,000	USD	6.3780		2/24/2031	45,471
Republic of Cameroon International Bond - 144A		104,000	USD	9.5000		11/19/2025	109,392
Romanian Government International Bond - 144A		95,000	EUR	3.3750		1/28/2050	115,463
Romanian Government International Bond - 144A		27,000	USD	4.0000		2/14/2051	27,625
Russian Foreign Bond - Eurobond		400,000	USD	4.2500		6/23/2027	450,028
Sri Lanka Government International Bond		12,000	USD	6.2500		7/27/2021	9,480
Trinidad & Tobago Government International Bond		93,000	USD	4.5000		8/4/2026	97,651
Turkey Government International Bond		47,000	USD	5.7500		3/22/2024	45,829
Turkey Government International Bond		27,000	USD	6.3500		8/10/2024	26,690
Turkey Government International Bond		9,000	USD	6.1250		10/24/2028	8,426
Turkey Government International Bond		180,000	USD	7.6250		4/26/2029	181,869
Turkey Government International Bond		35,000	USD	5.7500		5/11/2047	27,243
Ukraine Government International Bond - 144A		40,000	USD	9.7500		11/1/2028	43,723
Ukraine Government International Bond- 144A		100,000	EUR	4.3750		1/27/2030	97,476
Ukraine Government International Bond- 144A		77,000	USD	7.3750		9/25/2032	74,106
Uruguay Government International Bond		2,480,000	UYU	9.8750		6/20/2022	59,814
							5,430,931
SUPRANATIONAL - 0.6%
European Investment Bank		200,000	EUR	1.1250		9/15/2036	277,604

TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost - $13,152,818)							13,569,003

		Shares
SHORT-TERM INVESTMENT - 2.0%
MONEY MARKET - 2.0%
Fidelity Government Portfolio - Institutional Class		964,900		0.0100	+
TOTAL SHORT-TERM INVESTMENT (Cost - $964,900)							964,900

COLLATERAL FOR SECURITIES LOANED - 4.0%
Mount Vernon Prime Portfolio #		1,968,855		0.1600	+
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,968,855)							$1,968,855

TOTAL INVESTMENTS - 96.4% (Cost - $47,350,912)							$47,474,403
OTHER ASSETS LESS LIABILITIES - 3.6%							1,773,537
NET ASSETS - 100.0%							$49,247,940

AUD - Australian Dollar	CZK - Czech Koruna	GBP - United Kingdom Pound	MXN - Mexican Peso	UYU - Uruguayan Peso

CAD - Canadian Dollar	EGP - Egyptian Pound	IDR - Indonesian Rupiah	RUB - Russian Ruble	ZAR - South African Rand

COP - Colombian Peso	EUR - Euro	JPY - Japanese Yen	USD - US Dollar

GMBH/MBH - Gesellschaft mit beschränkter Haftung, which means “company with limited liability”

LIBOR - London Interbank Offered Rate

Ltd. - Limited Company

PLC - Public Limited Company

Perpetual - Perpetual Bonds are fixed income instruments without a defined maturity date

ULC - Unlimited Liability Company

+	Variable rate security. Interest rate is as of October 31, 2020.

++	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2020.

@	Zero coupon rate.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,905,266 at October 31, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $16,975,106 or 34.5% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2020

					Unrealized
					Appreciation
Futures Contracts *	Counterparty	Contracts	Notional	Expiration	(Depreciation)
LONG FUTURES CONTRACTS - 0.1%
EURO-BUXL 30 Year Bond Future	Barclays	3	799,413	12/8/2020	$52,862
Japanese 10 Year Bond (OSE)	Barclays	7	10,169,887	12/14/2020	11,841
Long Gilt Future	Barclays	23	4,034,991	12/29/2020	(9,725)
NET UNREALIZED GAINS FROM FUTURES CONTRACTS PURCHASED					54,978

SHORT FUTURES CONTRACTS - 0.0%
US 5 Year NOTE (CBT)	Barclays	(64)	(8,038,528)	12/31/2020	12,973
US 10 Year NOTE (CBT)	Barclays	(15)	(2,073,285)	12/21/2020	11,364
NET UNREALIZED GAINS FROM FUTURES CONTRACTS SOLD					24,337

NET UNREALIZED GAINS FROM FUTURES CONTRACTS					$79,315

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based.

While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

OPEN CREDIT DEFAULT SWAP AGREEMENTS

		Notional
		Value at	Fixed Deal	Premium	Maturity	Unrealized
Description	Counterparty	October 31, 2020	(Received) Rate	Paid (Received)	Date	Appreciation
To Sell Protection CDX.EM.33-V2 (1)	Citibank	$(760,000)	1.00%	$(28,450)	6/20/2025	$6,233
To Sell Protection CDX.EM.32-V3 (1)	Citibank	(462,000)	1.00%	(30,016)	12/20/2024	20,756
						26,989

(1)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

Portfolio Composition * - (Unaudited)
Netherlands	11.2%	Spain	4.5%
Great Britain	8.5%	Cayman Islands	4.3%
Italy	6.3%	Canada	3.8%
France	5.8%	Mexico	3.5%
Virgin Islands	5.3%	Other Countries**	41.6%
Luxembourg	5.2%	Total	100.00%

*	Based on total value of investments as of October 31, 2020.

**	Includes Collateral for Securities Loaned as of October 31, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2020

As of October 31, 2020 the following Forward Foreign Currency Exchange Contracts were open:

Forward Foreign Currency Exchange Contracts
								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Purchased		Market Value		(Depreciation)
To Sell USD and To Buy:
Mexican Peso		11/3/2020	Citigroup	$2,650,000		$124,545		$3,359
Euro		11/5/2020	JP Morgan Chase	104,501		121,733		(1,854)
Euro		11/13/2020	Citigroup	210,000		244,672		(3,328)
Euro		11/23/2020	JP Morgan Chase	420,000		489,452		(3,759)
Mexican Peso		11/23/2020	Citigroup	10,650,000		499,403		(3,896)
Mexican Peso		11/23/2020	JP Morgan Chase	2,500,000		117,231		(828)
Mexican Peso		12/3/2020	Citigroup	2,650,000		124,125		(2,468)
Euro		12/15/2020	JP Morgan Chase	390,548		455,398		(2,204)
								$(14,978)

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Sold		Market Value		(Depreciation)
To Buy USD and To Sell:
Mexican Peso		11/3/2020	JP Morgan Chase	$(2,650,000)		$(124,545)		$2,478
Euro		11/5/2020	JP Morgan Chase	(4,256,372)		(4,958,253)		51,273
Australian Dollar		12/15/2020	Citigroup	(881,100)		(618,897)		16,797
British Pound		12/15/2020	JP Morgan Chase	(1,236,600)		(1,599,443)		20,448
Canadian Dollar		12/15/2020	Barclays	(1,123,100)		(842,484)		8,926
Euro		12/15/2020	Citigroup	(10,890,200)		(12,698,508)		254,978
Euro		12/15/2020	JP Morgan Chase	(110,301)		(128,617)		576
Japanese Yen		12/15/2020	Citigroup	(67,608,500)		(647,111)		(8,417)
								$347,059

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
British Pound	Euro	11/13/2020	JP Morgan Chase	$556,227	$(610,000)	$719,247	$(710,714)	$8,532
Euro	Japanese Yen	11/13/2020	Citigroup	210,000	(26,249,111)	244,672	(251,121)	(6,448)
Japanese Yen	Australian Dollar	11/19/2020	Citigroup	52,747,178	(710,000)	504,658	(498,640)	6,018
Euro	British Pound	12/15/2020	JP Morgan Chase	463,986	(421,000)	541,030	(544,530)	(3,500)
								$4,602

Net Unrealized Gains on Forward Foreign Currency Exchange Contracts								$336,683

See accompanying notes to financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

At the beginning of the fiscal year, domestic equity markets across all styles and market capitalizations were hitting all-time highs, unemployment was at its lowest level in nearly 50 years, and the U.S. economy looked to be well- positioned for future growth. The S&P 500 Index, a leading indicator for the economy, reached an all-time high on February 19, 2020. All changed as COVID-19 began to spread globally. The second fiscal quarter felt the effects of the virus, as equity markets sharply fell across all major indexes. The S&P 500 Index hit a low on March 23, 2020, its lowest level since 2016, and nearly 34 percent below its record high reached nearly a month before. Volatility reached highs not seen since the financial crisis in 2008 and unemployment skyrocketed to 14.7 percent by the end of March. Since the historic decline, equity markets have rebounded strongly and what many in the financial media consider to be a “V” shaped recovery, given the dramatic drop and steep recovery. However, large cap value stocks, as measured by the Russell 1000 Value Index, are still down 7.6 percent on the fiscal year, while large cap growth stocks, are up 29.2 percent, a near 37 percent differential. The technology heavy Russell 1000 Growth index benefitted from the COVID environment as the need for remote technology grew exponentially with more individuals working from home. As such, traditional value sectors, such as energy and financial services, fell out of favor as individuals were commuting less. This was a blow to the heavily commuter dependent energy sector. A detractor from the financial services sector that is built on interest received from consumer and commercial loan payments.

Allocation Review

The top performing sector over the fiscal year was health care, rising 11.3 percent, the only sector with positive double digit performance. This allocation helped the Sub-adviser, as being slightly overweight the sector contributed to relative performance. However, security selection within the sector detracted more meaningfully from relative performance, ending the year with a net negative detraction. Not surprisingly, the top contributing sector this fiscal year was technology, rising 4.2 percent, as the sector benefitted from individuals’ and business’ dependence on technology. Stock selection was the primary driver behind positive contribution here, with a modest boost from an overweight allocation. The worst performing sector over the fiscal year was energy, dropping nearly 50 percent. The dramatic decline in energy was a result of weak demand across natural gas and crude oil, as the need for energy dropped significantly due to strict lockdown measures. The Sub-Adviser’s slight underweight to energy, coupled with superior stock selection contributed positively to relative Fund performance. Lastly, the financial services sector dropped 18.8 percent, as the cyclical sector struggled to produce positive returns, setting aside massive loan loss reserves for individuals and businesses. The Sub-Adviser’s stock selection in the financial services sector helped contribute meaningfully to performance, avoiding capturing the full downside.

Holdings Insights

Within one of the few positive sectors over the fiscal year, materials & processing, Quanta Services (PWR) (holding weight*: 1.41 percent), a provider of contracting services across electric power, pipeline, industrial and communications industries, rose 49.2 percent, pulling ahead of many of its sector peers. PWR saw positive growth from their contracting in the electric power and communications industries, as they have significantly contributed to the infrastructure powering 5G and electric vehicles nationwide. In health care, the top performing sector over the fiscal year, Thermo Fisher Scientific (TMO) (holding weight*: 1.69 percent), a medical device provider, rose 57.1 percent as TMO provided tests and automated workflows that helped accurately detect and diagnose COVID. Another stock that benefitted during this COVID environment was Prologis (PLD) (holding weight*: 1.62 percent), an industrial real estate investment trust that specializes in warehouses and distribution centers, rising 15.9 percent. PLD has seen its revenue double over the last 5 years, and part of its growth can be attributed to consumers’ shift to e-commerce, as PLD’s top customers include Amazon, UPS, and FedEx. In technology, the top performing sector during the fiscal year, ON Semiconductor Corp. (ON) (holding weight*: 1.01 percent), a manufacturer of semiconductor components, rose 23.0 percent due to beating earnings estimates during the pandemic. ON hit their 52 week low at the onset of the COVID pandemic, as ON and the rest of the semiconductor industry fell on weak guidance. Sentiment has since changed and ON is trading near all-time highs reached before the COVID pandemic.

In the energy sector, the worst performing sector during the fiscal year, Marathon Petroleum Corporation (MPC) (holding weight**: 0.40 percent), Diamondback Energy, Inc. (FANG) (holding weight**: 0.48 percent), and Phillips 66 Company (PSX) (holding weight*: 0.86 percent) all hit multi-year lows, dropping 58.7 percent, 58.5 percent, and 58.2 percent, respectively. Demand for the natural gas and crude oil producers dropped substantially as travel hit a standstill globally. Additionally, the oil price war between Russia and Saudi Arabia in March of 2020 led to a steep drop in the price of oil, as Russia refused to reduce oil production, creating an unnecessary surplus, dampening the outlook for the sector. Although the energy sector makes up a small portion of the Russell 1000 Value Index and the Fund, the losses were substantial, detracting meaningfully from Fund performance. In the health care sector, stock selection detracted from relative performance as Merck & Co. Inc., (MRK) (holding weight*: 1.46 percent) and Medtronic, Plc. (MDT) (holding weight*: 2.46 percent) fell during the fiscal year, dropping 10.6 percent and 5.5 percent, respectively. MRK, a pharmaceuticals and therapeutics provider, lagged behind pharmaceutical peers, as their pharmaceutical sales fluctuated from quarter to quarter, unable to sustain consistent growth. Similarly, MDT’s sales suffered as revenues and earnings dropped meaningfully over the fiscal year, due to a decline in elective procedures, the primary revenue source behind MDT’s products. Another detractor came from within the real estate sector, as Boston Properties, Inc. (BXP) (holding weight*: 1.17 percent), a real estate investment trust that owns, manages, and develops class A office properties, fell 45.0 percent during the fiscal year. The COVID pandemic accelerated the move out of office space and hurt BXP and other office REITs, leading to a steep decline in revenues and weak forward guidance.

Sub-Adviser Outlook

The Sub-Adviser continues to seek what it believes are quality stocks of companies that possess the means to navigate and survive these trying times. Specifically, the Sub-Adviser is not seeking to isolate these holdings to only a few sectors, but instead searching within each sector and maintaining diversification similar to the benchmark index. Therefore, it expects the Fund’s performance to continue to be primarily dictated by stock selection as opposed to macro-oriented sector views.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(6.15)%	5.02%	8.10%
Class A with load of 5.75%	(11.73)%	3.53%	7.19%
Class A without load	(6.33)%	4.77%	7.83%
Class C	(7.07)%	3.98%	7.02%
Russell 1000 Value Index	(7.57)%	5.82%	9.48%
Morningstar Large Cap Value Category	(7.47)%	5.32%	8.38%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price- to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.14% for Class N , 2.14% for Class C and 1.39% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 94.0%
AEROSPACE & DEFENSE - 2.7%
Lockheed Martin Corp.	2,505	$877,075
Northrop Grumman Corp.	2,913	844,246
Textron, Inc.	22,695	812,481
		2,533,802
ASSET MANAGEMENT - 2.7%
BlackRock, Inc.	2,691	1,612,474
Charles Schwab Corp.	22,154	910,751
		2,523,225
AUTOMOTIVE - 0.8%
General Motors Co.	21,100	728,583

BANKING - 7.6%
Bank of America Corp.	108,347	2,567,824
JPMorgan Chase & Co.	33,092	3,244,340
Truist Financial Corporation	31,373	1,321,431
		7,133,595
BEVERAGES - 1.4%
PepsiCo, Inc.	10,167	1,355,159

BIOTECH & PHARMA - 7.5%
AbbVie, Inc.	13,581	1,155,743
Bristol-Myers Squibb Co.	25,633	1,498,249
Eli Lilly & Co.	6,032	786,935
Johnson & Johnson	17,163	2,353,219
Merck & Co., Inc.	16,760	1,260,519
		7,054,665
CABLE & SATELLITE - 2.2%
Comcast Corp	49,029	2,070,985

CHEMICALS - 2.6%
Air Products & Chemicals, Inc.	5,604	1,548,049
Huntsman Corp.	38,816	942,841
		2,490,890
CONSTRUCTION MATERIALS - 2.7%
Martin Marietta Materials, Inc.	6,267	1,669,216
Owens Corning	12,809	838,605
		2,507,821
CONTAINERS & PACKAGING - 0.7%
Westrock Co.	17,588	660,429

DIVERSIFIED INDUSTRIALS - 1.4%
Honeywell International, Inc.	8,191	1,351,105

ELECTRIC UTILITIES - 6.4%
American Electric Power Co., Inc.	14,303	1,286,269
DTE Energy Co.	13,042	1,609,644
Duke Energy Corp. ^	15,723	1,448,245
Xcel Energy, Inc.	23,953	1,677,429
		6,021,587
ELECTRICAL EQUIPMENT - 1.1%
Trane Technologies PLC	7,865	1,044,079

ENGINEERING & CONSTRUCTION - 1.6%
Quanta Services, Inc.	23,595	1,473,036

ENTERTAINMENT CONTENT - 2.3%
Discovery, Inc. * ^	47,308	957,514
Walt Disney Co.	9,622	1,166,667
		2,124,181

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 94.0% (Continued)
FOOD - 1.6%
Mondelez International, Inc.	28,805	$1,530,121

HEALTH CARE FACILITIES & SERVICES - 3.2%
AmerisourceBergen Corp	11,990	1,151,879
Cigna Corp.	5,589	933,195
UnitedHealth Group, Inc.	3,141	958,445
		3,043,519
HOME CONSTRUCTION - 1.0%
PulteGroup, Inc.	23,712	966,501

HOUSEHOLD PRODUCTS - 2.6%
Kimberly-Clark Corp. ^	11,218	1,487,395
Procter & Gamble Co.	7,043	965,595
		2,452,990
INSTITUTIONAL FINANCIAL SERVICES - 2.9%
Bank of New York Mellon Corp.	42,230	1,451,023
Intercontinental Exchange, Inc.	13,870	1,309,328
		2,760,351
INSURANCE - 6.8%
Allstate Corp.	11,479	1,018,761
Berkshire Hathaway, Inc. *	5,413	1,092,885
Hartford Financial Services Group, Inc.	27,000	1,040,040
Prudential Financial, Inc.	18,087	1,157,930
Travelers Cos., Inc.	6,142	741,401
Willis Towers Watson PLC	7,353	1,341,775
		6,392,792
INTERNET MEDIA & SERVICES - 2.6%
Alphabet, Inc. *	1,501	2,425,781

LEISURE FACILITIES & SERVICES - 0.9%
Darden Restaurants, Inc.	9,356	860,004

MACHINERY - 2.9%
Caterpillar, Inc.	8,123	1,275,717
Parker-Hannifin Corp.	7,180	1,496,025
		2,771,742
MEDICAL EQUIPMENT & DEVICES - 5.5%
Abbott Laboratories	20,197	2,122,907
Hill-Rom Holdings, Inc.	10,607	965,979
Thermo Fisher Scientific, Inc.	4,407	2,085,040
		5,173,926
OIL & GAS PRODUCERS - 3.7%
Chevron Corp.	19,975	1,388,262
ConocoPhillips	33,125	948,038
EOG Resources, Inc.	18,936	648,369
Phillips 66	10,594	494,316
		3,478,985
RETAIL - CONSUMER STAPLES - 1.8%
Target Corp.	11,348	1,727,393

RETAIL - DISCRETIONARY - 2.2%
AutoZone, Inc. *	790	891,894
Lowe’s Cos., Inc.	7,766	1,227,805
		2,119,699
SEMICONDUCTORS - 3.9%
Broadcom, Inc.	2,523	882,116
Intel Corp.	16,036	710,074
Micron Technology, Inc. *	20,131	1,013,395
ON Semiconductor Corp. *	43,274	1,085,745
		3,691,330

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 94.0% (Continued)
SOFTWARE - 1.9%
Microsoft Corp.	4,778	$967,402
Oracle Corp.	15,059	844,960
		1,812,362
SPECIALTY FINANCE - 0.7%
American Express Co.	6,931	632,384

TECHNOLOGY HARDWARE - 1.7%
Apple, Inc.	5,230	569,338
Cisco Systems, Inc.	27,607	991,091
		1,560,429
TELECOMMUNICATIONS - 3.0%
Verizon Communications, Inc.	49,611	2,827,331

TRANSPORTATION & LOGISTICS - 1.4%
Kansas City Southern	7,536	1,327,391

TOTAL COMMON STOCKS (Cost - $72,684,285)		88,628,173

REITS - 4.0%
American Tower Corp.	4,062	932,838
Boston Properties, Inc.	10,207	739,089
Equity LifeStyle Properties, Inc.	7,891	467,068
Prologis, Inc.	16,317	1,618,647
TOTAL REITS (Cost - $3,301,828)		3,757,642

COLLATERAL FOR SECURITIES LOANED - 4.1%
Mount Vernon Prime Portfolio, 0.16% + #	3,920,117	3,920,117
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,920,117)

TOTAL INVESTMENTS - 102.1% (Cost - $79,906,230)
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1)%		$96,305,932
NET ASSETS - 100.0%		(1,996,870)
		$94,309,062

PLC - Public Limited Company

REITs - Real Estate Investment Trusts

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,854,024 at October 31, 2020.

+	Variable rate security. Interest rate is as of October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be ’102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financial	20.2%	Technology	7.3%
Healthcare	15.9%	Utilities	6.2%
Industrials	10.9%	Materials	5.9%
Communications	9.8%	Consumer Discretionary	4.9%
Consumer Staples	7.3%	Others **	11.6%
		Total	100.0%

*	Based on total value of investments as of October 31, 2020.

**	Includes collateral for securities loaned as of October 31, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

Although the most recent fiscal year could be considered anything but ordinary, the theme of growth outperforming value remained as an annual tradition. In only one fiscal quarter was the race even close, as small cap value stocks, as measured by the Russell 2000 Value Index, performed in-line with their small cap growth peers, as measured by the Russell 2000 Growth Index, during the final quarter of the fiscal year. Small cap value stocks increased 4.1 percent during the three-month period, while small cap growth stocks eked out a slight victory by increasing 4.4 percent. However, the chasm in returns between small cap value and small cap growth stocks for the fiscal year was virtually unchanged by the most recent fiscal quarter’s results. Since the start of the fiscal year, small cap growth stocks boasted a total return of 13.4 percent, while small cap value stocks lamented a decline of 14.0 percent over the same time period. As there is a sizeable overlap in stocks between the small cap value and small cap growth indices, within the small cap value benchmark index most of the highest performers during the fiscal year were those also considered to be “growth” stocks. During the fiscal year, this dispersion was considerable, with the dispersion between the best-performing sector and worst-performing sector ending at 63 percent.

Allocation Review

The Sub-Adviser seeks to match the Fund’s sector allocation to the benchmark index. Therefore, the Fund continued to have its largest exposure, approximately 40 percent, to the financial services sector. This sector was an overall detractor from the Fund, among the four worst performing sectors during the fiscal year, declining nearly 24 percent. The materials & processing sector, which comprised less than 8 percent of the Fund and the benchmark index, was also the best performing sector in the Fund during the fiscal year, as its 7.8 percent increase in the most recent fiscal quarter was enough to push it into first place, returning 7.4 percent over the 12-month period. The health care and utilities sectors, which each declined more than 10 percent in the fourth fiscal quarter alone, were near the bottom in regard to performance during the fiscal year, down 37.4 percent and 28.7 percent, respectively. The last place position during the fiscal year was held by the energy sector, which saw a decline close to 64 percent. These three sectors are also three of the four smallest sectors in the Fund, combined comprising close to 16 percent of the Fund, so the adverse impact of the poor performance was less detrimental than had it occurred in the larger sectors.

Holdings Insights

The financial services sector was the largest detractor from the Fund’s overall return during the fiscal year. However, the performance of the underlying holdings within the sector varied substantially, with some contributing to positive performance and others detracting. For example, the Fund held STAG Industrial Inc. (STAG) (holding weight*: 1.55 percent), a real estate investment trust focused on industrial properties. Although STAG declined 3.5 percent during the final fiscal quarter, it produced a positive return during the fiscal year of 5.3 percent. The Fund also held traditional financial services holdings, such as Flagstar Bancorp Inc. (FBC) (holding weight*: 1.27 percent), a banking and mortgage servicer. FBC detracted 18.8 percent during the fiscal year. However, another of the Fund’s mortgage servicing company holdings, Mr. Cooper Group Inc. (COOP) (holding weight*: 1.37 percent), experienced a strong surge from the increase in mortgages and refinances in 2020, skyrocketing 64.7 percent during the fiscal year. One of the strongest performers for the Fund in the financial services sector during the final fiscal quarter was United Community Bank Inc. (UCBI) (holding weight*: 1.14 percent), a regional bank in the southeast. Despite increasing 18.0 percent in the fourth fiscal quarter, the holding ended the fiscal year down 28.3 percent.

Although the materials & processing sector was the strongest performing sector in the Fund, it was a negatively performing sector overall for the benchmark index. Fund holdings that contributed to this strong outperformance included Minerals Technologies Inc. (MTX) (holding weight*: 1.34 percent), a resource- and technology-based company that develops, produces, and markets a broad range of specialty minerals and mineral products. MTX was the largest Fund holding in the sector and rose 11.1 percent over the fiscal year, with 16.9 percent of the return coming in the final three months of the fiscal year. Similarly, the Fund held Greif Inc. (GEF) (holding weight*: 0.98 percent), a company focused on producing industrial packaging and containers. GEF increased 19.4 percent since it was purchased in June, as it received upgrades from analysts covering the stock.

As the worst performing sector over the fiscal year, the energy sector was extremely difficult to navigate. The sector was home to one of the poorest performing holdings in the Fund during the fiscal year, CVR Energy Inc. (CVI) (holding weight*: 0.65 percent), a refiner and marketer of high-value transportation fuels. After declining 17.8 percent in the third fiscal quarter, CVI plummeted another 42.7 percent during the fourth fiscal quarter, to end the fiscal year down 75.2 percent. However, the Fund also held Liberty Oilfield Services Inc. (LBRT) (holding weight*: 0.78 percent), a company that provides specialized stimulation services to optimize well production. During the final three months of the fiscal year, LBRT rose 18.2 percent as its acquisition of new pumping assets compounded with analyst upgrades. This brought LBRT’s performance in the Fund to a positive 21.9 percent since it was added in June.

Sub-Adviser Outlook

Despite some of the Sub-Adviser’s key valuation factors experiencing difficulties in an environment that has generally rewarded growth characteristics, the Sub-Adviser continues to focus on the disciplined implementation of its quantitatively-driven approach. The Sub-Adviser has retained similar weightings in its models and factors, as it is aware that subjective tampering during periods of large dislocations, such as the current environment, erodes the effectiveness of its process. The Sub-Adviser believes that while the current market continues to underappreciate some of the factors that the Sub-Adviser focuses on, it does expect that its valuation-oriented signals will succeed as a positive contributor to its stock selection for the Fund.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(18.81)%	2.58%	6.37%
Class A with load of 5.75%	(23.68)%	1.10%	5.50%
Class A without load	(19.03)%	2.31%	6.12%
Class C	(19.66)%	1.54%	5.32%
Russell 2000 Value Index	(13.92)%	3.71%	7.06%
Morningstar Small Cap Value Category	(12.90)%	2.19%	6.46%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.72% for Class N, 2.72% for Class C and 1.97% for Class A . Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 88.2%
ASSET MANAGEMENT - 2.2%
Artisan Partners Asset Management, Inc.	15,380	$616,123
Waddell & Reed Financial, Inc. ^	36,980	567,643
		1,183,766
AUTOMOTIVE - 1.1%
Goodyear Tire & Rubber Co.	70,550	584,154

BANKING - 18.0%
Associated Banc-Corp	46,549	637,256
Banner Corp.	12,950	477,467
Central Pacific Financial Corp.	21,540	296,606
First Bancorp/Southern Pines NC	16,220	390,740
First Bancshares, Inc.	16,220	386,685
First Citizens BancShares, Inc. ^	960	444,192
First Financial Corp.	10,749	373,205
First Interstate BancSystem, Inc. ^	14,030	495,259
First Midwest Bancorp, Inc.	38,940	488,697
Flagstar Bancorp, Inc.	23,082	677,457
Heartland Financial USA, Inc.	14,950	492,453
Independent Bank Corp.	26,600	398,202
Simmons First National Corp.	29,470	500,695
TriCo Bancshares	14,613	422,754
Trustmark Corp.	20,850	487,681
UMB Financial Corp.	8,496	517,151
United Community Banks, Inc.	29,100	609,354
Webster Financial Corp.	19,581	630,704
Wintrust Financial Corp.	11,210	551,868
WSFS Financial Corp.	11,110	352,076
		9,630,502
BIOTECH & PHARMA - 1.8%
Anika Therapeutics, Inc. *	7,407	241,616
Coherus Biosciences, Inc. * ^	15,478	258,018
Jounce Therapeutics, Inc. * ^	26,825	223,184
Supernus Pharmaceuticals, Inc. * ^	12,079	221,771
		944,589
CHEMICALS - 2.9%
Cabot Corp.	9,000	342,090
Lydall, Inc. *	24,220	479,314
Minerals Technologies, Inc.	13,078	715,236
		1,536,640
COMMERCIAL SUPPORT SERVICES - 3.1%
CBIZ, Inc. *	19,240	436,171
Clean Harbors, Inc. *	8,000	423,760
Huron Consulting Group, Inc. *	9,910	375,193
Insperity, Inc.	5,692	435,893
		1,671,017
CONSUMER SERVICES - 2.1%
Graham Holdings Co.	1,460	555,296
Laureate Education, Inc. *	45,330	589,290
		1,144,586
CONTAINERS & PACKAGING - 1.0%
Greif, Inc.	12,940	525,235

ELECTRIC UTILITIES - 2.6%
Hawaiian Electric Industries, Inc.	13,329	440,390
NorthWestern Corp.	11,470	597,931
Unitil Corp.	10,510	363,121
		1,401,442
ENGINEERING & CONSTRUCTION - 1.2%
Primoris Services Corp.	33,610	634,221

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 88.2% (Continued)
FOOD - 1.4%
Phibro Animal Health Corp.	18,800	$309,072
Seneca Foods Corp. *	11,148	410,804
		719,876
GAS & WATER UTILITIES - 2.5%
SJW Group	5,275	320,140
Southwest Gas Holdings, Inc.	7,781	511,367
Spire, Inc. ^	8,600	481,944
		1,313,451
HEALTH CARE FACILITIES & SERVICES - 2.3%
Hanger, Inc. *	13,910	243,007
National HealthCare Corp.	7,060	446,898
Owens & Minor, Inc.	21,581	542,115
		1,232,020
HOME & OFFICE PRODUCTS - 1.4%
ACCO Brands Corp.	49,547	261,113
Steelcase, Inc.	47,767	498,687
		759,800
HOME CONSTRUCTION - 3.0%
American Woodmark Corp. *	5,630	465,094
M/I Homes, Inc. *	14,280	584,338
Meritage Homes Corp. *	6,330	551,280
		1,600,712
HOUSEHOLD PRODUCTS - 2.8%
Clearwater Paper Corp. *	12,407	460,920
Quanex Building Products Corp.	25,820	469,924
Spectrum Brands Holdings, Inc.	10,267	583,884
		1,514,728
INDUSTRIAL INTERMEDIATE PRODUCTS - 2.0%
AZZ, Inc.	14,660	492,429
Mueller Industries, Inc.	19,777	572,149
		1,064,578
INSURANCE - 4.3%
American Equity Investment Life Holding Co.	17,930	445,023
Assured Guaranty Ltd. ^	16,250	414,863
Mercury General Corp.	14,223	579,018
National Western Life Group, Inc .	1,880	318,904
Selective Insurance Group, Inc.	10,850	564,851
		2,322,659
LEISURE FACILITIES & SERVICES - 2.2%
St Joe Co. * ^	21,627	584,794
Wyndham Destinations, Inc.	17,300	564,499
		1,149,293
MACHINERY - 4.5%
Columbus McKinnon Corp.	11,750	398,208
Curtiss-Wright Corp.	3,930	331,535
Federal Signal Corp.	17,140	491,575
Hillenbrand, Inc.	13,600	397,800
Regal Beloit Corp.	8,050	794,132
		2,413,250
MEDICAL EQUIPMENT & DEVICES - 0.9%
ICU Medical, Inc. *	1,200	213,348
Lantheus Holdings, Inc. *	25,250	274,215
		487,563
METALS & MINING - 0.9%
Alcoa Corp. * ^	37,400	483,208

OIL & GAS PRODUCERS - 1.8%
Bonanza Creek Energy, Inc. *	35,530	629,236
CVR Energy, Inc. ^	31,753	349,601
		978,837

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 88.2% (Continued)
OIL & GAS SERVICES & EQUIPMENT - 1.7%
Archrock, Inc.	83,710	$496,400
Liberty Oilfield Services, Inc. ^	62,306	416,204
		912,604
PUBLISHING & BROADCASTING - 1.0%
Gray Television, Inc. *	42,830	543,084

REAL ESTATE OWNERS & DEVELOPERS - 1.0%
McGrath RentCorp	9,660	551,393

RETAIL - CONSUMER STAPLES - 3.3%
Big Lots, Inc. ^	7,123	339,055
Ingles Markets, Inc.	13,410	480,882
Natural Grocers by Vitamin Cottage, Inc. ^	30,700	326,648
PriceSmart, Inc.	8,560	590,640
		1,737,225
RETAIL - DISCRETIONARY- 4.1%
Abercrombie & Fitch Co.	25,751	366,179
Foot Locker, Inc.	20,040	739,075
Lumber Liquidators Holdings, Inc. *	18,051	399,288
Sonic Automotive, Inc.	19,260	694,516
		2,199,058
SEMICONDUCTORS - 3.1%
Amkor Technology, Inc. *	45,340	537,279
Rambus, Inc. *	36,300	500,577
Synaptics, Inc. *	8,190	627,927
		1,665,783
SPECIALTY FINANCE - 1.4%
Mr Cooper Group, Inc. *	34,820	734,006

STEEL - 0.8%
Commercial Metals Co.	19,310	398,752

TECHNOLOGY HARDWARE - 1.9%
Comtech Telecommunications Corp.	24,490	352,656
Harmonic, Inc. *	55,608	330,312
Universal Electronics, Inc. * ^	8,503	315,121
		998,089
TECHNOLOGY SERVICES - 1.2%
Sykes Enterprises, Inc. *	19,290	660,490

TRANSPORTATION & LOGISTICS - 1.6%
Heartland Express, Inc.	29,500	540,145
SkyWest, Inc.	9,680	281,010
		821,155
WHOLESALE - DISCRETIONARY - 1.1%
ePlus, Inc. *	9,050	610,965

TOTAL COMMON STOCKS (Cost - $45,299,515)		47,128,731

REITS - 10.9%
REITS - 8.9%
Apple Hospitality REIT, Inc.	52,680	521,532
Chatham Lodging Trust	55,796	410,101
Community Healthcare Trust, Inc.	8,464	391,883
Corporate Office Properties Trust	30,880	692,638
Global Net Lease, Inc.	35,375	503,386
Physicians Realty Trust ^	28,830	486,074
Sabra Health Care REIT, Inc.	27,840	366,374
STAG Industrial, Inc.	26,680	830,282
UMH Properties, Inc. ^	42,545	579,888
		4,782,158

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2020

Security	Shares	Value
REITS - 10.9% (Continued)
SPECIALTY FINANCE - 2.0%
Capstead Mortgage Corp.	101,979	$521,113
Dynex Capital, Inc. ^	33,230	544,308
		1,065,421

TOTAL REITS (Cost - $5,466,453)		5,847,579

COLLATERAL FOR SECURITIES LOANED - 11.7%
Mount Vernon Prime Portfolio, 0.16% + #	6,248,698	6,248,698
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $6,248,698)

TOTAL INVESTMENTS - 110.8% (Cost - $57,014,666)		$59,225,008
LIABILITIES IN EXCESS OF OTHER ASSETS - (10.8)%		(5,762,210)
NET ASSETS - 100.0%		$53,462,798

REITs - Real Estate Investment Trusts

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,999,517 at October 31, 2020.

+	Variable rate security. Interest rate is as of October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement.

The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financials	25.2%	Technology	5.6%
Consumer Discretionary	13.6%	Materials	5.0%
Industrials	11.1%	Utilities	4.6%
Real Estate	9.0%	Healthcare	4.5%
Consumer Staples	6.7%	Others**	14.7%
		Total	100.0%

*	Based on total value of investments as of October 31, 2020.

**	Includes collateral for securities loaned as of October 31, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

Large cap growth stocks, as measured by the Russell 1000 Growth Index, boasted the strongest returns amongst its U.S. large and small cap peers during the fiscal year. While large cap value and small cap value stocks each rested in negative territory after the volatile 12-month period, even the 13.4 percent return generated by small cap growth stocks was not enough to challenge the lead of large cap growth stocks. The outperformance achieved by large cap growth stocks was primarily attributable to having far less of a drawdown in the panic-induced selling that occurred in March. From the beginning of the fiscal year through the lows in March, large cap growth stocks experienced a decline of 19.4 percent. However, large cap growth stocks surged 60.4 percent from those lows through the end of the fiscal year. Within the final months of the fiscal year, the asset class’ fiscal year-to-date return drifted above the 40 percent mark a few times before ending the 12-month period at a positive 29.2 percent.

Allocation Review

Although the dominance exhibited by large cap growth stocks during the fiscal year may hint at the existence of a broad swath of outperforming sectors, it was only a few sectors that led the way. After considering the stellar returns of the technology and consumer discretionary sectors’ 40 percent-plus returns for the fiscal year, the next-best return belonged to the health care sector, which was up 15.3 percent – underperforming the benchmark index’s return by nearly 14 percent. The final fiscal quarter did not disrupt this hierarchy, as the highest performing sectors were the technology and consumer discretionary sectors. While the utilities and energy sectors are virtually non-existent in the large cap growth universe, combined comprising less than one-half of a percent of the benchmark index, they were not considered in the best or worst performing sector calculations. The spread of returns in the benchmark index continued to widen down to the negative 1.4 percent return of the producer durables sector. The producer durables sector also represented the poorest performing sector in the Fund during the fiscal year, although the Fund only held one security in the sector. However, the producer durables sector represented the strongest performing sector in the Fund during the final fiscal quarter. The technology and consumer discretionary sectors combined comprised more than 60 percent of the benchmark index, which caused the extremely strong sector-level performance to dictate the majority of the benchmark index performance, as well. While the Fund had an approximate two percent underweight to the technology sector and a five percent underweight to the consumer discretionary sector, its strong outperformance in the technology sector made up for the adverse effect of the underweight. The underweight to the consumer discretionary sector was not offset by similar outperformance, as it proved to be one of the Fund’s two underperforming sectors.

Holdings Insights

The Fund’s underweight to the technology sector was prevalent for much of the fiscal year. Although it proved to be one of the strongest performing sectors, not only in the final fiscal quarter but also during the fiscal year, the Sub-Adviser’s security selection more than offset the adverse effects of underweighting the sector. During the fiscal year, the Fund experienced an overall return in the sector that was nearly 12 percent higher than that of the benchmark index, seeing the technology allocation in the Fund return close to 58.7 percent while the benchmark index’s technology allocation increased 46.6 percent. Fund holdings that contributed most to this outperformance tended to reside in the software-as-a-service industry, which included holdings such as Salesforce.com Inc. (CRM) (holding weight*: 5.18 percent), the global client relationship management and business processing software provider. During the final fiscal quarter, CRM continued to benefit from the extended work-from-home environment implemented around the world, resulting in a 19.2 percent surge in the fiscal quarter. This strong showing brought its total performance during the fiscal year to 46.8 percent. While all of the technology holdings in the Fund produced positive returns during the fiscal year, some were negative performers during the final fiscal quarter. These holdings included Microsoft Corp. (MSFT) (holding weight*: 5.86 percent), the software and cloud computing giant, Autodesk Inc. (ADSK) (holding weight*: 3.94 percent), a developer of a broad range of software for design, engineering, and entertainment, and Splunk Inc. (SPLk) (holding weight*: 2.32 percent), a software developer focused providing solutions to monitor and examine big data. During the fiscal quarter, MSFT, ADSK, and SPLK declined 1.0 percent, 0.4 percent, and 5.6 percent, respectively. Despite the negative performance in the final fiscal quarter, MSFT, ADSK, and SPLK increased 42.8 percent, 58.3 percent, and 64.4 percent during the fiscal year.

The consumer discretionary sector detracted from relative performance due to the Fund’s underweight allocation during the fiscal year. Despite Amazon Inc. (AMZN) (holding weight*: 7.80 percent), the host of one of the world’s largest online marketplaces, boasting a return of 70.6 percent for the fiscal year, the Fund experienced some declines from other holdings in the sector that were added late in the fiscal year. These holdings included Costco Wholesale Corp. (COST) (holding weight*: 1.23 percent), the membership-only warehouse club operator, and Tractor Supply Company (TSCO) (holding weight*: 1.51 percent), a supplier of farming supplies and equipment, as well as pet and animal feed. Both of these holdings were added to the Fund toward the end of the fiscal year, after which they declined 3.0 percent and 10.5 percent, respectively. The Sub-Adviser believes that both of these holdings are able to navigate their marketplaces and are less adversely impacted by the intense online competition that AMZN has presented to many brick-and-mortar retailers around the globe.

Sub-Adviser Outlook

As long-term stock pickers, the Sub-Adviser seeks to hold what it believes to be the strongest growth stocks. While this may represent evolving technologies, it also includes traditional businesses with strategic and adaptive management teams at their helm. The Sub-Adviser is less concerned with the overall sector exposure, but does seek to source these growth stocks from various industries. The Sub-Adviser continues to focus on free-cash-flow and fundamental factors that traditionally support long-term growth. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings will help to provide outperformance relative to its benchmark index over the long-term.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(12/8/11)
Class N	43.39%	17.73%	16.49%
Class A with load of 5.75%	34.84%	16.06%	15.42%
Class A without load	43.09%	17.44%	16.19%
Class C	41.97%	16.56%	15.34%
Russell 1000 Growth Index	29.22%	17.32%	17.42%
Morningstar Large Cap Growth Category	24.81%	14.42%	15.13%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.33% for Class N, 2.33% for Class C and 1.58% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2020

Security	Shares			Value
COMMON STOCKS - 101.2%
AEROSPACE & DEFENSE - 1.1%
TransDigm Group, Inc.	3,512			$1,676,664

E-COMMERCE DISCRETIONARY - 13.7%
Alibaba Group Holding Ltd. - ADR *	14,484			4,413,130
Amazon.com, Inc. *	3,960			12,023,154
MercadoLibre, Inc. * ^	3,400			4,127,770
				20,564,054
INTERNET MEDIA & SERVICES - 6.2%
Alphabet, Inc. *	3,063			4,965,154
Facebook, Inc. *	16,644			4,379,203
				9,344,357
LEISURE FACILITIES & SERVICES - 1.5%
Chipotle Mexican Grill, Inc. *	1,940			2,330,871

MEDICAL EQUIPMENT & DEVICES - 9.5%
Align Technology, Inc. *	7,072			3,013,238
DexCom, Inc. *	11,659			3,725,983
Edwards Lifesciences Corporation *	47,628			3,414,451
Intuitive Surgical, Inc. *	6,293			4,197,934
				14,351,606
RETAIL - CONSUMER STAPLES - 1.3%
Costco Wholesale Corporation	5,300			1,895,386

RETAIL - DISCRETIONARY - 5.6%
Burlington Stores, Inc. * ^	22,255			4,308,123
Lululemon Athletica, Inc. *	5,732			1,830,170
Tractor Supply Company	17,477			2,328,111
				8,466,404
SEMICONDUCTORS - 4.7%
NVIDIA Corporation	14,074			7,056,141

SOFTWARE - 35.0%
Adobe, Inc. *	11,700			5,231,070
Autodesk, Inc. *	25,812			6,079,758
Microsoft Corporation	44,638			9,037,856
salesforce.com, Inc. *	34,367			7,982,423
ServiceNow, Inc. *	16,566			8,242,745
Splunk, Inc. *	18,086			3,581,751
Veeva Systems, Inc. *	26,088			7,045,064
Workday, Inc. * ^	19,388			4,073,807
Zendesk, Inc. * ^	12,000			1,331,280
				52,605,754
TECHNOLOGY SERVICES - 22.6%
Global Payments, Inc.	12,534			1,977,113
Mastercard, Inc.	28,290			8,165,626
PayPal Holdings, Inc. *	41,135			7,656,458
S&P Global, Inc.	10,401			3,356,715
Square, Inc. *	31,769			4,920,383
Visa, Inc. ^	43,476			7,900,024
				33,976,319

TOTAL COMMON STOCKS (Cost - $64,989,919)				152,267,556

		Interest
		Rate %
COLLATERAL FOR SECURITIES LOANED - 8.2%
Mount Vernon Prime Portfolio #	12,361,094	0.160	+	12,361,094
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $12,361,094)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund (Continued)
October 31, 2020

Value

TOTAL INVESTMENTS - 109.4% (Cost - $77,351,013)	$164,628,650
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.4)%	(14,193,420)
NET ASSETS - 100.0%	$150,435,230

ADR - American Depositary Receipt.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $11,899,810 at October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	56.9%	Communications	5.7%
Consumer Discretionary	19.0%	Consumer Staples	1.2%
Health Care	8.7%	Industrials	1.0%
Collateral for Securities Loaned	7.5%	Total	100.0%

*	Based on total value of investments as of October 31, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Small cap growth stocks, as measured by the Russell 2000 Growth Index, grew steadily in the first fiscal quarter, as the index rose to all-time highs in mid-February of 2020, rising 7.1 percent. The future outlook for the asset class looked attractive, as the health care and technology-heavy index looked to build on its gains, with no major headwinds in sight. The second fiscal quarter was an entirely different story, as COVID-19 started spreading across the globe, and government-imposed restrictions caused equity markets to drop sharply. Stocks soon fell from record highs to multi-year lows in late March, as the pandemic resulted in many businesses to shut down, leaving a significant amount of individuals unemployed. The Russell 2000 Growth Index fell over 30 percent from its high in February, rebounding modestly to end the fiscal quarter, resulting in a net 13.8 percent drop on the second fiscal quarter. The second half of the fiscal year, represented by the third and fourth fiscal quarters, continued to rebound, albeit with significant volatility, as the economy continued to reopen and unemployment declined. Small cap growth stocks beat the broader market and significantly pulled ahead of their value counterparts, as measured by the Russell 2000 Value Index. On the fiscal year ending October 31, 2020, the Russell 2000 Growth Index was up 13.4 percent, while the Russell 2000 Value Index was down 13.9, a 27.3 percent differential.

Allocation Review

The sector allocation within the Fund is predominately driven by the Sub-Adviser’s bottom-up security selection process. With that being said, the Sub-Adviser’s stock selection contributed meaningfully to Fund performance over the fiscal year, coupled with a slight contribution from sector allocation. The Fund’s largest overweight by a significant margin was to the technology sector, having roughly 12 percent more exposure to this sector than the benchmark index. Being overweight the technology sector itself only contributed modestly to relative performance though; rather, security selection within the sector primarily drove excess returns. Similarly, the Fund’s security selection in the health care sector, the second largest sector in the Fund, proved beneficial, as holdings within the biotechnology and health care services industries positively contributed to relative performance. However, being significantly underweight the health care sector as a whole detracted from relative performance, although not enough to off-set the positive contribution from security selection. While all sectors contributed positively to relative performance when considering both security selection and sector allocation, security selection within the energy sector detracted a marginal amount. Having exposure to the oil and natural gas exploration industry hurt relative performance, given the demand for oil and natural gas has significantly dropped since the start of the COVID pandemic.

Holdings Insights

The top contributor over the fiscal year came from the health care sector, Livongo Health, Inc. (LVGO) (holding weight**: 0.74 percent). LVGO, a health care solutions provider, rose 427.6 percent during the fiscal year, driven by positive earnings and significant user growth. The Sub-Adviser initiated a position in LVGO in early February, exiting out of the position entirely by early August. Focused on chronic diseases such as diabetes and hypertension, LVGO offers a digital platform providing support, information, and real-time updates that helps individuals track their health conditions. Demand for LVGO’s services surged during the COVID pandemic, as in-person visits to the doctor became limited. As mentioned earlier, security selection within the technology sector contributed meaningfully to relative performance. Pinterest, Inc. (PINS) (holding weight*: 1.37 percent), an image sharing social media platform, rose 189.0 percent during the fiscal year, driven by a substantial increase in domestic and international user growth. Also, the top contributor during the most recent fiscal quarter, PINS continued to gain interest from individuals looking to share recipes, design ideas, and other do-it-yourself activities, as individuals took advantage of at home projects during the pandemic. Also within the technology sector, Twilio, Inc. (TWLO) (holding weight**: 0.92 percent) and Bandwidth, Inc. (holding weight*: 1.31 percent), rose 84.3 percent and 185.6 percent, respectively. Growth surged as both companies offer platforms that enable enterprises to communicate digitally, whether it be via voice, text or instant message, which proved beneficial when many individuals worked from home. The Sub-Adviser initially invested in TWLO late February, withdrawing their position by early September, capturing a substantial portion of the stock’s total gains. In health care, Cryoport, Inc. (CYRX) (holding weight*: 0.62 percent), a provider of temperature-controlled logistics and biostorage services to the life sciences industry, rose 186.1 percent during the fiscal year. Part of this growth can be attributed to CYRX’s acquisition of MVE Biological Solutions, a manufacturer of vacuum-insulated products and cryogenic freezer systems for the life sciences industry. Many sell side analysts believe that CYRX could benefit from MVE Biological Solutions’ larger footprint in the rapidly growing life science logistics industry.

The largest detractor on the fiscal year was Matador Resources, Co., (MTDR) (holding weight**: 0.33 percent) an independent oil and natural gas exploration and production company, falling 16.4 percent. The Sub-Adviser initiated a position in MTDR in November, not holding the stock long, having exited the position in February. MTDR’s share price fell nearly to zero at the onset of the COVID pandemic, as the oil producer had to limit production and cut operating costs to cope with the lack of demand for their primary product. MTDR was one of many oil producers that struggled during the fiscal year, as demand for natural gas and oil dropped dramatically. In the consumer staples sector, Inter Parfums Inc., (IPAR) (holding weight*: 1.08 percent) a manufacturer of a range of fragrances and fragrance related products, fell 46.4 percent, as the need for their products declined sharply during the COVID pandemic. IPAR benefitted from having their products available in stores globally, with IPAR’s primary source of revenue coming from in-store sales. With many traditional brick and mortar retailers shut down globally, IPAR saw revenue drop roughly 70 percent at its worst, rebounding slowly as stores began to reopen, but not enough to make up for the steep decline. Lindbland Expeditions Holdings, Inc. (LIND) (holding weight**: 0.35 percent), a provider of expedition cruising and adventure travel experiences, fell 57.1 percent, as LIND, and other peers in the travel and tourism industry, were severely affected by the COVID pandemic and related travel restrictions. The Sub-Adviser initiated a position in LIND in January and exited the position by August. Finally, in the financial services sector, Seacoast Banking Corp, (SBCF) (holding weight*: 1.31 percent), a regional bank providing financial services to retail and commercial customers in Florida, fell 24.9 percent. SBCF saw revenue decline sharply, as the regional bank had to set aside a massive amount of reserves for projected loan losses.

Sub-Adviser Outlook

The Sub-Adviser’s investment approach involves a thorough understanding of each stock’s value proposition and risk. With that being said, the Sub-Adviser is confident in the long-term horizon for small cap growth stocks. However, in the short-term the Sub-Adviser believes that the asset class will experience volatility as investors have binary reactions to updates regarding potential vaccines for the coronavirus. They believe this will create substantial dispersion between stocks, thus creating meaningful opportunities for active management.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	37.38%	16.01%	13.96%
Class A with load of 5.75%	29.13%	14.36%	13.00%
Class A without load	37.00%	15.72%	13.67%
Class C	36.07%	14.87%	12.83%
Russell 2000 Growth Index	13.37%	10.36%	11.95%
Morningstar Small Cap Growth Category	16.92%	11.74%	11.76%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.91% for Class N, 2.91% for Class C and 2.16% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 95.7%
ADVERTISING & MARKETING - 0.9%
Cardlytics, Inc. *	7,457	$550,476

AEROSPACE & DEFENSE - 0.9%
Mercury Systems, Inc. *	7,497	516,393

APPAREL & TEXTILE PRODUCTS - 1.2%
Crocs, Inc. *	13,271	694,471

AUTOMOTIVE - 1.1%
Methode Electronics, Inc.	20,756	638,662

BANKING - 2.5%
First Merchants Corporation	25,945	677,424
Seacoast Banking Corporation of Florida *	35,603	764,752
		1,442,176
BIOTECHNOLOGY & PHARMACEUTICALS - 7.9%
Allogene Therapeutics, Inc. *	10,575	358,704
Avid Bioservices, Inc. *	52,752	382,452
Biohaven Pharmaceutical Holding Company Ltd. *	4,545	352,056
Emergent BioSolutions, Inc. *	5,750	517,327
Epizyme, Inc. *	42,024	519,417
Guardant Health, Inc. *	3,699	394,535
Iovance Biotherapeutics, Inc. *	11,826	421,952
Mirati Therapeutics, Inc. *	1,941	421,469
Myovant Sciences Ltd *	38,981	537,938
PTC Therapeutics, Inc. *	8,148	425,244
TG Therapeutics, Inc. *	10,185	257,375
		4,588,469
COMMERCIAL SUPPORT SERVICES - 1.9%
Avalara, Inc. *	2,880	429,264
FTI Consulting, Inc. *	6,780	667,559
		1,096,823
E-COMMERCE DISCRETIONARY - 0.9%
Chewy, Inc. *	8,928	549,965

ELECTRICAL EQUIPMENT - 1.6%
Itron, Inc. *	8,557	581,448
nLight, Inc. *	17,384	369,236
		950,684
ENGINEERING & CONSTRUCTION - 2.6%
Exponent, Inc.	6,809	473,838
Installed Building Products, Inc. *	4,969	449,893
WillScot Mobile Mini Holdings Corporation *	31,393	583,282
		1,507,013
FOOD - 1.0%
Vital Farms, Inc. *	17,374	600,445

FORESTRY, PAPER & WOOD PRODUCTS - 1.0%
Trex Company, Inc. *	8,113	564,178

HEALTH CARE FACILITIES & SERVICES - 6.0%
Amedisys, Inc. *	2,626	680,134
Catalent, Inc. *	6,659	584,460
HealthEquity, Inc. *	11,651	599,910
LHC Group, Inc. *	2,727	590,532
Personalis, Inc. *	21,568	533,377
Progyny, Inc. *	19,952	486,230
		3,474,643

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 95.7% (Continued)
HOME & OFFICE PRODUCTS - 0.6%
Purple Innovation, Inc. *	11,846	$336,071

HOME CONSTRUCTION - 2.3%
AZEK Company, Inc. (The) *	14,549	486,519
LGI Homes, Inc. *	2,723	291,034
Skyline Champion Corporation	21,771	558,426
		1,335,979
HOUSEHOLD PRODUCTS - 2.9%
elf Beauty, Inc. *	27,982	567,195
Helen of Troy Ltd. *	2,661	504,526
Inter Parfums, Inc.	15,390	631,913
		1,703,634
INDUSTRIAL INTERMEDIATE PRODUCTS - 1.1%
Chart Industries, Inc. *	7,880	665,466

INDUSTRIAL SUPPORT SERVICES - 1.0%
SiteOne Landscape Supply, Inc. *	4,827	576,778

INSTITUTIONAL FINANCIAL SERVICES - 2.3%
Evercore, Inc.	8,964	712,996
Houlihan Lokey, Inc.	9,828	616,216
		1,329,212
INSURANCE - 0.6%
GoHealth, Inc. *	31,308	324,351

INTERNET MEDIA & SERVICES - 5.1%
Fiverr International Ltd. * ^	2,647	387,574
GoodRx Holdings, Inc. *	9,180	444,220
Pinterest, Inc. *	13,507	796,238
Roku, Inc. *	1,370	277,288
TechTarget, Inc. *	10,469	458,542
Upwork, Inc. *	31,550	582,098
		2,945,960
LEISURE FACILITIES & SERVICES - 2.5%
Papa John’s International, Inc.	7,494	574,040
Shake Shack, Inc. *	4,101	276,900
Texas Roadhouse, Inc.	4,190	293,426
Wingstop, Inc.	2,446	284,543
		1,428,909
LEISURE PRODUCTS - 1.6%
Axon Enterprise, Inc. *	2,918	288,590
Fox Factory Holding Corporation *	7,558	635,477
		924,067
MACHINERY - 2.0%
ESCO Technologies, Inc.	6,256	523,565
MSA Safety, Inc.	4,761	628,071
		1,151,636
MEDICAL EQUIPMENT & DEVICES - 5.1%
Adaptive Biotechnologies Corporation *	10,279	473,656
Alphatec Holdings, Inc. *	61,300	523,502
BioLife Solutions, Inc. *	10,580	303,752
Cerus Corporation *	50,026	262,636
Insulet Corporation *	1,827	406,051
Repligen Corporation *	3,205	533,857
Tandem Diabetes Care, Inc. *	4,437	483,633
		2,987,087
REAL ESTATE SERVICES - 0.7%
Redfin Corporation *	10,045	419,580

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 95.7% (Continued)
RENEWABLE ENERGY - 0.5%
Enphase Energy, Inc. *	2,808	$275,437

RETAIL - CONSUMER STAPLES - 2.1%
BJ’s Wholesale Club Holdings, Inc. *	14,590	558,651
Ollie’s Bargain Outlet Holdings, Inc. *	7,527	655,526
		1,214,177
RETAIL - DISCRETIONARY - 1.4%
Freshpet, Inc. *	2,803	320,944
Vroom, Inc. *	12,661	520,367
		841,311
SEMICONDUCTORS - 6.6%
Brooks Automation, Inc.	12,428	580,388
Cree, Inc. *	8,227	523,237
FormFactor, Inc. *	23,453	664,893
Inphi Corporation *	2,142	299,366
Lattice Semiconductor Corporation *	17,396	607,120
Semtech Corporation *	9,246	507,513
Silicon Laboratories, Inc. *	6,165	631,666
		3,814,183
SOFTWARE - 15.8%
1Life Healthcare, Inc. *	19,669	554,862
Appfolio, Inc. *	2,656	379,463
Appian Corporation * ^	7,659	484,815
Bandwidth, Inc. *	4,765	764,092
Blackline, Inc. *	6,337	618,998
Coupa Software, Inc. *	1,328	355,506
Elastic N.V. *	5,634	571,344
Five9, Inc. *	4,499	682,588
Intelligent Systems Corporation *	15,851	601,070
LivePerson, Inc. *	10,529	562,880
Mimecast Ltd. *	11,636	444,612
MongoDB, Inc. *	2,690	614,584
Oak Street Health, Inc. *	5,538	263,553
Omnicell, Inc. *	7,658	662,800
Ontrak, Inc. *	5,746	351,885
Q2 Holdings, Inc. *	4,054	369,887
Schrodinger, Inc. *	7,387	360,338
Workiva, Inc. *	10,286	568,919
		9,212,196
TECHNOLOGY HARDWARE - 3.8%
Cubic Corporation	10,187	602,154
Fabrinet *	8,228	493,845
Kornit Digital Ltd. *	8,143	548,187
PagerDuty, Inc. *	21,102	571,864
		2,216,050
TECHNOLOGY SERVICES - 3.9%
Endava PLC - ADR *	9,249	591,011
MAXIMUS, Inc.	9,161	619,100
MSCI, Inc.	1,585	554,496
WNS Holdings Ltd. - ADR *	8,643	498,182
		2,262,789
TRANSPORTATION & LOGISTICS - 4.3%
Air Transport Services Group, Inc. *	26,177	734,003
Allegiant Travel Company	2,383	321,133
CryoPort, Inc. *	8,959	359,614
Marten Transport Ltd.	29,651	454,995
Saia, Inc. *	4,186	618,105
		2,487,850
TOTAL COMMON STOCKS (Cost - $42,362,059)		55,627,121

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2020

Security	Shares	Interest Rate %		Value
COLLATERAL FOR SECURITIES LOANED - 1.5%
HSBC US Government Money Market Fund - Class I #	885,126	0.023	+	$885,126
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $885,126)

TOTAL INVESTMENTS - 97.2% (Cost - $43,247,185)				$56,512,247
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%				1,649,004
TOTAL NET ASSETS - 100.00%				$58,161,251

ADR - American Depositary Receipt.

PLC - Public Limited Company

^	All or a portion of these securities are on loan. Total loaned securities had a value of $834,470 at October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2020.

Portfolio Composition * - (Unaudited)
Technology	31.0%	Consumer Staples	6.2%
Health Care	19.6%	Collateral For Securities Loaned	1.6%
Industrials	15.8%	Materials	1.0%
Consumer Discretionary	11.9%	Real Estate	0.7%
Communications	6.2%	Energy	0.5%
Financials	5.5%	Total	100.0%

*	Based on total value of investments as of October 31, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

After emerging markets precipitously declined 20 percent in February and March, markets strongly rebounded in April. The market recovery helped underscore existing momentum in trends towards technology stocks, at the expense of other more traditional sectors. The worst-hit areas included sectors related to travel and leisure, while banks continue to perform poorly as a result of compressed interest margins and fears of rising defaults. In addition to sector dispersion, geographic dispersion was widespread as a result of the varying containment efforts in emerging markets. The virus highlighted the substantial differences between emerging markets’ credit health, fiscal strength, and sensitivity to global activity. Emerging markets surged in the third fiscal quarter as unprecedented policy actions of global monetary authorities helped offset the negative impact of the Covid-19 lockdowns. In the final fiscal quarter, the recovery continued as government restrictions were further eased and encouraging economic data boosted hopes for a sustained V-shaped recovery. Despite a resurgence of coronavirus cases in certain emerging markets late in the fiscal year, the potential for a more predictable and less combative trade policy from the United States helped emerging markets end the fiscal year on a high note. Over the fiscal year ending October 31, 2020, emerging markets stocks, as measured by the MSCI Emerging Markets Index, increased 8.3 percent.

Allocation Review

Over the fiscal year the Fund strongly benefited from both security selection and country allocation. The Fund received contributions from security selection in China, Taiwan, Russia, and South Africa, with detractions coming from stock selections in Thailand, Malaysia, and India. Early in the fiscal year the Sub-Adviser took profits and allowed cash to rise as global economic momentum and the coronavirus began to spread. Following the proliferation of the coronavirus and subsequent government shutdowns, the Sub-Adviser added to internet-related businesses and beneficiaries of the “work from home” environment. As equity markets rebounded, countries reopened, and pharmaceutical companies worked towards a vaccine in the third and fourth fiscal quarters, the Sub-Adviser increased exposure to more economically sensitive names. This resulted in a reduction in the exposure to China and an increase to Korea, India, and Brazil.

Holdings Insights

One of the strongest drivers of positive Fund performance was stock selection in China. As such, many of the best performing holdings over the fiscal year came from that market. Sany Heavy Industry Company LTD (600031 C1) (holding weight*: 2.02 percent) strongly contributed to Fund performance since being added to the Fund. Sany Heavy Industry is China’s largest, and the world’s fifth largest, engineering machinery manufacturer. This holding has been a beneficiary of infrastructure spending as well as the housing recovery. As a result, it increased 38 percent since being added to the Fund in May. Another positive contributor to Fund performance from China was Li Ning Co. LTD (2331 HK) (holding weight*: 1.97 percent). 2331 HK, a leading sports brand company, mainly providing sporting goods including footwear, apparel, and equipment, declined 4.7 percent through the first three fiscal quarters of the year as higher- end athleisure purchases were not a priority during the coronavirus lockdown. The Sub-Adviser believes that this is the best local sportswear brand in China. The founder has regained control of the company, and instilled good brand awareness while improving cash flow and inventory controls. In the final fiscal quarter, 2331 HK online sales surged and retail rebounded resulting in an increase of 60.2 percent and an overall return of 57.2 percent for the full fiscal year. LONGi Green Energy Technology Company Ltd. (601012 CH) (holding weight*: 1.44 percent), the leading manufacturer of wafers, solar cells, and modules benefitting from increased demand for renewable energy rose 151.9 percent since being added to the Fund in the third fiscal quarter.

The outbreak and subsequent pandemic also temporary affected private educator companies. One such company within the Fund was China Education Group Holdings Ltd. (839 HK) (holding weight*: 1.22 percent), a leading private education provider. 839 HK fell 17.7 percent in the first fiscal quarter, rebounded 56.8 percent across the second and third fiscal quarters, but fell 12.4 in the final fiscal quarter as it lagged the more economically sensitive stocks. Although the Sub-Adviser reduced the position as a result of being out of favor, the Sub-Adviser’s belief that it is a great long-term business remained. Wynn Macau Ltd. (1128 HK) (holding weight*: 0.94 percent), a Macau-based gaming company also detracted from Fund performance. 1128 HK rose 10.3 percent in the first quarter before being sold in late January. 1128 HK was purchased back into the Fund in the third fiscal quarter in anticipation of recovery in arrivals from mainland China. Unfortunately, consumers did not return as swiftly as expected and 1128 HK fell 27.5 percent since being purchase back into the Fund in June. The Sub-Adviser is confident this position will rebound as consumers return amid positive vaccine developments.

As previously mentioned, the Sub-Adviser increased the exposure to more economically sensitive names. This was partially accomplished through increasing the allocation to Brazil and India, which yielded mixed results. Within Brazil, the Sub-Adviser increased the allocation to Lojas Renner S.A. (LREN3 BZ) (holding weight*: 1.14 percent), Brazil’s largest department store, and Localiza Rent a Car S.A. (RENT3 BZ) (holding weigh*: 1.24 percent), a Brazilian rental car company. LREN3 BZ detracted from Fund performance, declining 7.4 percent in the final fiscal quarter and 47.9 percent during the full fiscal year. On the other hand, RENT3 BZ rose 8 percent in the final fiscal quarter and 63.5 percent since being added to the Fund in May. Godrej Properties (GPL IN) (holding weight*: 1.14 percent), a residential and commercial construction company in India, was also added to the Fund in the final fiscal quarter of the year. GPL IN increased 15.7 percent since being added to the Fund in June.

Sub-Adviser Outlook

The Sub-Adviser’s outlook has improved over the final fiscal quarter, but it is diligently monitoring geopolitical developments and economic data. The Sub-Adviser believes that unprecedented fiscal and monetary stimulus will drive a strong recovery toward the end of 2020 and into 2021. The Sub-Adviser will look to continue to add to economically sensitive stocks and markets as the liquidity gap reduces while the economy recovers. The Sub-Adviser’s focus remains on what it believes are high quality companies and companies with improved return on invested capital.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	10.94%	6.96%	0.57%
Class A with load of 5.75%	4.31%	5.45%	(0.26)%
Class A without load	10.67%	6.69%	0.33%
Class C	9.78%	5.90%	(0.43)%
MSCI Emerging Markets Index (net)	8.25%	7.92%	2.42%
Morningstar Diversified Emerging Markets Category	5.74%	6.54%	1.69%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.53% for Class N, 2.53% for Class C and 1.78% for Class A . Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 99.4%
AUTOMOTIVE - 1.4%
Geely Automobile Holdings Ltd.	610,000	$1,253,083

BANKING - 6.8%
Banco Bradesco SA - ADR	272,290	953,015
Bank Central Asia Tbk PT	428,600	843,337
China Merchants Bank Co. Ltd.	287,500	1,497,115
Itau Unibanco Holding SA - ADR	152,100	622,089
KB Financial Group, Inc.	29,394	1,051,418
Public Bank Bhd	187,900	681,744
Sberbank of Russia PJSC - ADR	39,012	394,021
		6,042,739
BEVERAGES - 1.1%
Varun Beverages Ltd.	105,575	932,301

CHEMICALS - 1.0%
LG Chem Ltd.	1,697	925,342

CONSTRUCTION MATERIALS - 1.4%
Anhui Conch Cement Co. Ltd.	204,500	1,278,860

COMMERCIAL SERVICES - 1.2%
China Education Group Holdings Ltd.	653,000	1,088,238

E-COMMERCE DISCRETIONARY - 11.5%
Alibaba Group Holding Ltd. *	237,100	8,981,914
JD.com, Inc. *	30,650	1,249,789
		10,231,703
ENGINEERING & CONSTRUCTION - 2.1%
Larsen & Toubro Ltd. - ADR	43,745	533,689
Larsen & Toubro Ltd.	50,319	630,455
Mytilineos SA	62,884	690,066
		1,854,210
FOOD - 0.6%
Charoen Pokphand Foods PCL	687,700	556,673

HOME & OFFICE PRODUCTS - 1.0%
Joyoung Co. Ltd.	165,662	874,012

INSTITUTIONAL FINANCIAL SERVICES - 0.9%
B3 SA - Brasil Bolsa Balcao	93,700	825,685

INSURANCE - 4.0%
AIA Group Ltd.	130,200	1,238,761
Ping An Insurance Group Co. of China Ltd.	226,000	2,336,058
		3,574,819
INTERNET MEDIA & SERVICES - 12.7%
Dada Nexus Ltd. - ADR * ^	65,300	2,155,553
Naspers Ltd. *	12,683	2,479,881
NAVER Corp.	5,058	1,294,196
Tencent Holdings Ltd.	57,300	4,376,717
Yandex NV * ^	16,900	972,933
		11,279,280
LEISURE FACILITIES & SERVICES - 2.6%
Lemon Tree Hotels Ltd. *	1,437,275	523,174
Minor International PCL - ADR *	593,500	317,542
OPAP SA	71,741	580,490
Wynn Macau Ltd. *	608,800	840,884
		2,262,090
MACHINERY-CONSTRUCTION & MINING - 3.8%
Airtac International Group	58,000	1,561,410
Sany Heavy Industry Co. Ltd.	462,190	1,796,151
		3,357,561
METALS & MINING - 3.0%
Grupo Mexico SAB de CV	316,000	898,211
Jiangxi Copper Co. Ltd.	947,000	1,130,554
MMC Norilsk Nickel PJSC	2,532	600,831
		2,629,596

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 99.4% (Continued)
OIL & GAS PRODUCERS - 1.2%
Reliance Industries Ltd.	39,071	$1,083,235

REAL ESTATE OWNERS & DEVELOPERS - 3.0%
Ayala Corp.	49,910	786,631
Godrej Properties Ltd. *	72,527	1,011,578
Powerlong Real Estate Holdings Ltd.	892,000	600,383
Shimao Services Holdings Ltd. *	138,163	295,751
		2,694,343
REAL ESTATE SERVICES - 1.2%
ESR Cayman Ltd. *	365,600	1,103,934

RENEWABLE ENERGY - 2.9%
Contemporary Amperex Technology Co. Ltd.	34,200	1,256,032
LONGi Green Energy Technology Co. Ltd.	113,000	1,284,804
		2,540,836
RETAIL - CONSUMER STAPLES - 2.6%
Alibaba Health Information Technology Ltd. *	460,000	1,205,953
Atacadao SA	150,500	477,653
Magnit PJSC	10,176	604,255
		2,287,861
RETAIL - DISCRETIONARY - 5.0%
Home Product Center PCL	1,279,600	572,281
Li Ning Co. Ltd.	336,500	1,753,286
Localiza Rent a Car SA	104,900	1,105,216
Lojas Renner SA	156,270	1,015,511
		4,446,294
SEMICONDUCTORS - 11.0%
MediaTek, Inc.	43,000	1,022,122
Realtek Semiconductor Corp.	82,000	1,021,510
SK Hynix, Inc.	20,686	1,467,524
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	11,600	972,892
Taiwan Semiconductor Manufacturing Co. Ltd.	349,000	5,280,257
		9,764,305
SOFTWARE - 1.8%
Kingdee International Software Group Co. Ltd.	590,000	1,557,280

SPECIALTY FINANCE - 2.7%
Housing Development Finance Corp. Ltd.	91,007	2,361,017

TECHNOLOGY HARDWARE - 7.4%
Hon Hai Precision Industry Co. Ltd.	307,000	832,624
Samsung Electronics Co. Ltd. - ADR - 144A	296	332,704
Samsung Electronics Co. Ltd.	69,391	3,487,982
Samsung Electronics Co. Ltd.	32,043	1,425,430
Sunny Optical Technology Group Co. Ltd.	30,400	504,582
		6,583,322
TELECOMMUNICATIONS - 2.0%
21Vianet Group, Inc. - ADR *	53,500	1,228,360
Bharti Airtel Ltd. *	87,936	514,165
		1,742,525
TRANSPORTATION EQUIPMENT - 1.0%
Eicher Motors Ltd.	30,410	855,826

TRANSPORTATION & LOGISTICS - 2.5%
Spring Airlines Co. Ltd.	152,990	975,010
Wizz Air Holdings PLC *	30,321	1,252,829
		2,227,839

TOTAL COMMON STOCKS (Cost - $72,732,486)		88,214,809

CLOSED END FUND - 0.6%
MIXED ALLOCATION - 0.6%
Vietnam Enterprise Investments Limited *	87,862	526,284
TOTAL CLOSED END FUND (Cost - $499,718)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2020

Security	Maturity Date	Shares	Value
WARRANTS - 0.0%
LEISURE FACILITIES & SERVICES - 0.0%
Minor International PCL - NVDR - Warrant *	9/30/2021	51,085	$393
Minor International PCL - NVDR - Warrant *	7/31/2023	26,977	5,366
TOTAL WARRANTS (Cost - $867)			5,759

COLLATERAL FOR SECURITIES LOANED - 3.7%
Mount Vernon Prime Portfolio, 0.16% + # (Cost - $3,261,479)		3,261,479	3,261,479

TOTAL INVESTMENTS - 103.7% (Cost - $76,494,550)			$92,008,331
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.7)%			(3,271,975)
NET ASSETS - 100.0%			$88,736,356

ADR - American Depositary Receipt

Ltd. - Limited Liability Company

PCL - Petroleum Limited Company

PLC - Public limited Company

PJSC - Public Joint Stock company

Sab de CV - Sociedad Anonima de Capital Variable, which is the most formal business structure in Mexico

Tbk Pt - Publically traded private limited company in indonesia

*	Non-income producing security

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,077,002 at October 31, 2020.

+	Variable rate security. Interest rate is as of October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
China	29.8%	Hong Kong	3.9%
Cayman Islands	12.4%	Russia	2.8%
Taiwan	11.6%	South Africa	2.7%
South Korea	10.8%	Thailand	1.6%
India	9.2%	Other Countries **	9.8%
Brazil	5.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2020.

**	Includes Collateral for Securities Loaned as of October 31, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), fell 2.6 percent during the year ending October 31, 2020 (the “fiscal year”). Across sectors, notable underperformers included the energy, financials, and real estate sectors. Conversely, information technology, communication services, and consumer discretionary were the top performing sectors. The best performing developed market countries as measured by the Index in local terms during the fiscal year were Denmark, up 27.4 percent, and New Zealand, up 19.0 percent. The worst performing developed market countries also in local terms were Austria, down 36.9 percent, and Spain, down 28.9 percent. The best performing emerging market countries during the fiscal year as measured by the Index were China, up 33.4 percent, and Argentina, up 25.8 percent. The worst performing emerging market countries were Greece, down 45.8 percent, and Poland, down 35.3 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the fiscal year were: The United Kingdom, mainly due to underweight positioning to both the energy and financials sectors, along with positive selection in the United Kingdom financials sector; and Canada, also due to underweight positioning to both the energy and financials sectors, as well as positive selection within the materials sector. Countries contributing the most to underperformance relative to the Index included: China, primarily due to both underweights and negative stock selection within the consumer discretionary and communication services sectors; and Russia, primarily due an overweight to the energy sector.

Sectors contributing the most to returns relative to the Index during the fiscal year included: materials, primarily due to overweights and positive selection within Brazil, Australia, and China; and financials, primarily due to underweights and positive selection within the United Kingdom (noted above) and Australia. Sectors contributing the most to underperformance relative to the Index included: consumer discretionary, mainly due to underweights coupled with negative selection in China as noted above, along with negative selection in the United Kingdom and Japan; and communication services, largely due to an underweight and negative selection within China, also noted above.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the fiscal year included: Royal Dutch Shell PLC (RDSA NA) (holding weight*: 0.22 percent), a United Kingdom energy company; Samsung Electronics Company Ltd. (005930) (holding weight*: 2.77 percent), a South Korean information technology company; and United Microelectronics (2303 TT) (holding weight*: 0.68 percent), a Taiwanese information technology company. The Fund initiated a position in RDSA NA in mid-July, holding it through fiscal year end. During this period, RDSA NA declined 21.8 percent; however, RDSA NA fell 54 percent over the entire fiscal year, which contributed to the Fund’s relative performance, having avoided the full downside. 005930 and 2303 TT increased 18.5 percent and 145.7 percent, respectively during the fiscal year. Stocks contributing the most to underperformance relative to the Index included: Alibaba Group Holding Ltd. (BABA) (holding weight*: 0.25 percent), a Chinese consumer discretionary company; Tencent Holdings Ltd. (TCEHY) (holding weight**: 0.30 percent), a Chinese communication services company; and Meituan-Dianping (MPNGY) (holding weight: not held), a Chinese consumer discretionary company. The Fund initiated a position in BABA in April, holding it through fiscal year end, resulting in a 55.5 percent increase. However, over the entire fiscal year, the stock had appreciated 72.5 percent, detracting from relative performance, by not capturing the full upside. The Fund held TCEHY between March and June, resulting in a 29.2 percent increase. However, the stock returned 89.0 percent over the entire fiscal year, capturing nearly one third of the entire upside, detracting from relative performance. MPGNY, one of the largest contributors to the Index on the fiscal year, rose 197.0 percent. Having no exposure to MPGNY hurt relative performance.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	0.45%	4.26%	3.98%
Class A with load of 5.75%	(5.54)%	2.76%	3.11%
Class A without load	0.24%	3.99%	3.72%
Class C	(0.49)%	3.22%	2.94%
MSCI All Country World ex US Index (net)	(2.61)%	4.26%	3.43%
Morningstar Foreign Large Cap Blend Category	(4.46)%	3.03%	3.41%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.43% for Class N, 2.43% for Class C and 1.68% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 98.6%
ADVERTISING & MARKETING - 0.3%
Hakuhodo DY Holdings, Inc.	10,100	$128,877
WPP PLC - ADR ^	6,638	265,188
		394,065
AEROSPACE/DEFENSE - 0.2%
Dassault Aviation SA *	330	276,144

APPAREL & TEXTILE PRODUCTS - 0.7%
Gildan Activewear, Inc.	13,957	288,906
Gildan Activewear, Inc. ^	11,300	234,701
Global Top E-Commerce Co. Ltd. *	184,700	157,078
Pou Chen Corp.	92,000	81,290
Teijin Ltd.	2,000	30,681
		792,656
ASSET MANAGEMENT - 0.5%
Industrivarden AB *	5,759	154,660
Magellan Financial Group Ltd.	7,753	300,217
Rand Merchant Investment Holdings Ltd.	57,786	101,097
		555,974
AUTOMOTIVE - 5.9%
Aisin Seiki Co. Ltd.	26,600	807,124
Bayerische Motoren Werke AG	1,651	85,377
Continental AG	7,424	788,943
Fiat Chrysler Automobiles NV *	60,512	742,466
Hankook Tire Co., Ltd.	7,314	204,896
Honda Motor Co. Ltd. -ADR ^	23,900	564,518
Hyundai Mobis Co., Ltd.	553	110,801
Hyundai Motor Co.	3,820	256,958
Hyundai Motor Co.	923	135,105
Kia Motors Corp.	11,634	521,775
Magna International, Inc. ^	17,182	878,172
Mazda Motor Corp.	8,000	42,069
Mitsubishi Motors Corp. *	58,500	107,449
NGK Insulators Ltd.	1,100	15,738
Nissan Motor Co. Ltd. *	77,900	276,217
Porsche Automobil Holding SE	3,193	171,086
Renault SA *	15,100	374,028
Schaeffler AG	12,065	73,480
Sumitomo Rubber Industries Ltd.	3,900	34,356
Tofas Turk Otomobil Fabrikasi AS	121,994	390,472
Volkswagen AG	1,732	252,334
Volkswagen AG - ADR	6,500	101,205
Weifu High-Technology Group Co. Ltd.	162,600	299,417
		7,233,986
BANKING - 3.3%
Akbank T.A.S. *	134,695	76,382
Banco Bradesco SA	99,500	312,857
Banco do Brasil SA - ADR	19,700	100,963
BNK Financial Group, Inc.	31,712	154,914
Haci Omer Sabanci Holding AS	1	1
Hana Financial Group, Inc.	10,225	276,203
KB Financial Group, Inc.	1,832	65,530
Sberbank of Russia PJSC	550,580	1,392,459
Shinsei Bank Ltd.	6,700	80,731
Sumitomo Mitsui Financial Group, Inc.	29,800	826,144
VTB BANK PJSC	1,915,580,000	789,126
		4,075,310

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
BEVERAGES - 0.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS	42,812	$99,425
Coca-Cola Bottlers Japan, Inc.	15,000	212,053
Yakult Honsha Co. Ltd.	5,800	281,096
		592,574
BIOTECH & PHARMA - 7.1%
AstraZeneca PLC - ADR	21,360	1,071,418
Chugai Pharmaceutical Co. Ltd.	29,700	1,148,120
Daiichi Sankyo Co. Ltd.	32,100	848,493
Eisai Co., Ltd. - ADR	1,820	142,015
Novartis AG	20,763	1,618,613
Novo Nordisk A/S	10,390	662,582
Roche Holding AG	8,606	2,766,586
Sanofi	4,137	373,608
		8,631,435
CHEMICALS - 7.0%
Braskem SA	67,700	264,882
Clariant AG	43,056	738,978
Covestro AG	20,889	997,120
Daicel Corp.	29,100	207,984
Hanwha Solutions Corp.	6,809	264,677
Huabao Flavours & Fragrances Co. Ltd.	20,163	156,916
Indorama Ventures PCL	513,400	363,518
Kaneka Corp.	8,100	227,008
KCC Corp.	475	64,462
LG Chem Ltd.	482	133,648
Methanex Corp.	5,400	160,218
Mitsubishi Gas Chemical Co., Inc.	27,300	498,400
Mitsui Chemicals, Inc.	23,900	613,043
National Industrialization Co. *	98,285	296,142
National Petrochemical Co.	6,749	48,679
Nitto Denko Corp.	3,200	225,152
Nutrien Ltd. ^	18,700	760,716
PhosAgro PJSC	10,128	359,314
Sasol Ltd. *	14,171	74,118
Saudi Arabian Fertilizer Co.	26,739	537,589
Shin-Etsu Chemical Co., Ltd.	6,800	909,601
Sociedad Quimica y Minera de Chile SA	11,553	421,653
Sumitomo Chemical Co. Ltd.	53,700	175,923
		8,499,741
COMMERCIAL SUPPORT SERVICES - 0.3%
G4S PLC *	28,351	74,615
Persol Holdings Co. Ltd.	19,700	298,823
		373,438
CONSTRUCTION MATERIALS - 1.2%
Cie de Saint-Gobain - ADR *	8,700	67,686
CSG Holding Co. Ltd.	619,000	187,054
Guangdong Tapai Group Co. Ltd.	100,600	197,749
James Hardie Industries PLC - ADR	24,731	602,942
Taiheiyo Cement Corp.	10,500	246,822
Titan Cement International SA	8,762	109,479
		1,411,732
CONTAINERS & PACKAGING - 0.2%
Brambles Ltd. - ADR	4,200	56,658
Klabin SA	206,000	168,987
		225,645

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
DIVERSIFIED INDUSTRIALS - 1.3%
Doosan Fuel Cell Co., Ltd. *	2,940	$101,152
Hitachi Ltd.	21,200	715,591
Hitachi Ltd. - ADR	1,793	120,418
Kawasaki Heavy Industries Ltd. *	4,000	47,859
Mitsubishi Heavy Industries Ltd.	5,000	107,585
Omron Corp.	7,000	506,192
		1,598,797
E-COMMERCE DISCRETIONARY - 2.2%
Alibaba Group Holding Ltd. - ADR *	1,016	309,565
JD.com, Inc. - ADR *	21,367	1,741,838
Rakuten, Inc.	4,900	47,744
Rakuten, Inc. - ADR	26,500	257,315
Vipshop Holdings Ltd. - ADR * ^	16,235	347,429
		2,703,891
ELECTRIC UTILITIES - 3.0%
Cia Paranaense de Energia	30,600	292,520
EDP Renovaveis SA	6,376	121,233
Enel SpA	201,825	1,604,887
Engie Brasil Energia SA	32,500	224,276
Iberdrola SA	52,460	619,532
Kansai Electric Power Co., Inc.	61,100	556,858
Tokyo Electric Power Co. Holdings, Inc. *	79,600	205,702
		3,625,008
ELECTRICAL EQUIPMENT - 0.5%
Delta Electronics Thailand PCL ++	114,000	654,122

ENGINEERING & CONSTRUCTION - 0.3%
Daelim Industrial Co. Ltd.	2,392	89,946
Enka Insaat ve Sanayi AS	1	1
GS Engineering & Construction Corp.	11,971	284,040
		373,987
ENTERTAINMENT CONTENT - 1.1%
NCSoft Corp.	105	72,144
NetEase, Inc. - ADR	2,075	180,089
Sea Ltd. - ADR * ^	6,853	1,080,718
		1,332,951
FOOD - 1.0%
Almarai Co. JSC	16,716	229,994
CJ CheilJedang Corp.	362	50,403
Nestle SA	6,175	694,854
Remgro Ltd.	33,836	180,775
		1,156,026
FORESTRY, PAPER & WOOD PRODUCTS - 0.0%
Suzano SA - ADR *	5,403	46,790

HEALTH CARE FACILITIES & SERVICES - 0.1%
Medipal Holdings Corp.	6,600	117,825

HOME & OFFICE PRODUCTS - 0.8%
Arcelik AS *	64,164	206,261
Coway Co. Ltd. *	2,254	138,018
Electrolux AB	2,328	52,476
Jason Furniture Hangzhou Co. Ltd.	52,500	561,620
		958,375
HOME CONSTRUCTION - 0.0%
Taylor Wimpey PLC *	36,241	49,558

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
HOUSEHOLD PRODUCTS - 1.5%
Amorepacific Corp.	2,256	$105,081
LG Household & Health Care Ltd. ++	236	144,149
Unicharm Corp.	3,100	143,652
Unilever NV	19,601	1,105,172
Unilever PLC	4,648	264,373
		1,762,427
INDUSTRIAL INTERMEDIATE PROD - 0.6%
Hartalega Holdings Bhd	135,100	586,042
NSK Ltd.	15,500	124,278
		710,320
INDUSTRIAL SUPPORT SERVICES - 0.2%
LG Corp.	4,445	203,889

INSTITUTIONAL FINANCIAL SERVICES - 1.6%
B3 SA - Brasil Bolsa Balcao	35,500	312,826
China Merchants Securities Co. Ltd. *	98,280	121,861
Computershare Ltd.	25,961	221,655
Daiwa Securities Group, Inc.	51,300	208,167
Haitong Securities Co. Ltd.	268,400	227,306
Mirae Asset Daewoo Co Ltd.	47,375	189,762
Nomura Holdings, Inc.	111,000	497,844
Orient Securities Co. Ltd.	182,400	120,142
		1,899,563
INSURANCE - 2.2%
Aegon NV	19,630	52,814
CNP Assurances *	3,854	43,475
Dai-ichi Life Holdings, Inc.	50,800	759,845
Hanwha Corp.	12,423	264,935
Hanwha Corp.	5,255	59,833
Momentum Metropolitan Holdings	86,000	68,907
MS&AD Insurance Group Holdings, Inc.	8,900	243,912
NN Group NV	16,088	559,974
Porto Seguro SA	13,800	114,880
T&D Holdings, Inc.	54,900	549,489
		2,718,064
INTERNET MEDIA & SERVICES - 2.2%
NAVER Corp.	804	205,720
Shopify, Inc. *	557	515,465
Shopify, Inc. *	1,286	1,184,613
Spotify Technology SA *	1,872	449,074
Wix.com Ltd. * ^	1,212	299,752
		2,654,624
LEISURE FACILITIES & SERVICES- 0.5%
Aristocrat Leisure Ltd.	24,953	502,007
Evolution Gaming Group AB	995	73,777
Melco Resorts & Entertainment Ltd. - ADR	5,711	92,061
		667,845
LEISURE PRODUCTS - 0.3%
Chinadive Watersports, Inc.	8,982	78,539
Giant Manufacturing Co. Ltd.	34,000	335,882
		414,421
MACHINERY - 1.9%
CNH Industrial NV *	51,375	398,414
GEA Group AG	7,034	234,299
Sandvik AB *	19,515	347,749
Techtronic Industries Co. Ltd.	7,000	94,257
Techtronic Industries Co. Ltd. - ADR	7,139	480,383
Tian Di Science & Technology Co. Ltd.	460,500	208,778
WEG SA	42,400	558,127
		2,322,007

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
MEDICAL EQUIPMENT & DEVICES - 3.2%
Alcon, Inc. *	4,778	$271,763
Coloplast A/S	4,268	624,219
Hoya Corp.	7,200	813,775
Koninklijke Philips NV *	13,908	644,284
Olympus Corp.	28,600	548,333
Smith & Nephew PLC	27,710	480,232
Terumo Corp.	12,300	453,360
Top Glove Corp. Bhd - ADR	3,600	29,556
		3,865,522
METALS & MINING - 10.8%
Anglo American PLC	42,320	991,047
AngloGold Ashanti Ltd. - ADR ^	11,240	260,094
B2Gold Corp.	82,000	528,080
BHP Group Ltd.	73,406	1,758,034
BHP Group PLC	36,022	696,485
BHP Group PLC - ADR	1,777	69,072
Cia de Minas Buenaventura SAA - ADR	41,287	506,592
Evolution Mining Ltd.	55,899	218,946
First Quantum Minerals Ltd.	27,372	314,295
First Quantum Minerals Ltd.	10,400	120,016
Franco-Nevada Corp.	860	117,433
Glencore PLC *	206,824	416,408
Glencore PLC - ADR *	27,416	109,664
Grupo Mexico SAB de CV	5,000	14,212
Huaibei Mining Holdings Co. Ltd.	116,629	175,770
Impala Platinum Holdings Ltd. - ADR ^	59,130	521,527
Kinross Gold Corp.	74,300	592,171
Mitsubishi Materials Corp.	4,100	75,344
MMC Norilsk Nickel PJSC	1,316	312,280
MMC Norilsk Nickel PJSC - ADR	3,591	85,609
Northam Platinum Ltd. *	39,026	375,536
Pan American Silver Corp.	6,648	211,105
Polyus PJSC	992	194,188
Rio Tinto Ltd.	9,035	587,218
Rio Tinto PLC	4,296	242,519
Rio Tinto PLC - ADR ^	9,616	545,900
Sibanye Stillwater Ltd. *	235,014	694,057
South32 Ltd. - ADR	4,590	32,360
Southern Copper Corp. ^	11,689	611,802
Teck Resources Ltd.	19,452	255,450
Teck Resources Ltd.	36,900	484,866
Vale SA	75,400	789,176
Vale SA - ADR	7,900	83,503
Wheaton Precious Metals Corp.	3,322	152,328
		13,143,087
OIL & GAS PRODUCERS - 4.7%
BP PLC - ADR	32,453	502,372
China Petroleum & Chemical Corp.	1,550,000	605,047
Eni SpA - ADR	8,627	120,605
Gazprom PJSC	409,190	797,917
KOC Holding AS	92,035	155,725
LUKOIL PJSC	24,250	1,234,046
Petrobras Distribuidora SA	35,500	117,656
PetroChina Co. Ltd. - ADR	7,492	213,222
Petroleo Brasileiro SA	144,300	473,492

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
OIL & GAS PRODUCERS - 4.7% (Continued)
Rosneft Oil Co PJSC	142,310	$628,590
Royal Dutch Shell PLC	21,449	273,410
Surgutneftegas PJSC	1,345,800	557,875
		5,679,957
PUBLISHING & BROADCASTING - 0.3%
Fuji Media Holdings, Inc.	13,100	126,175
Nippon Television Holdings, Inc.	21,000	221,930
		348,105
REAL ESTATE OWNERS & DEVELOPERS - 0.2%
Hang Lung Group Ltd.	37,000	82,108
Swire Pacific Ltd. - ADR	21,900	100,740
		182,848
RETAIL - CONSUMER STAPLES - 1.8%
Abdullah Al Othaim Markets Co.	8,358	291,949
BIM Birlesik Magazalar AS	63,578	502,468
Magnit PJSC	3,577	212,404
Seven & i Holdings Co. Ltd.	15,100	459,640
Woolworths Group Ltd.	26,512	712,522
Woolworths Holdings Ltd.	27,042	58,172
		2,237,155
RETAIL - DISCRETIONARY - 1.9%
CJ ENM Co. Ltd.	3,385	395,500
JUMBO SA	4,585	64,276
Kingfisher PLC *	47,089	174,786
Lao Feng Xiang Co. Ltd.	18,100	53,685
Localiza Rent a Car SA	26,100	274,987
Lojas Americanas SA	94,800	379,134
Pandora A/S	107	8,489
Wesfarmers Ltd.	12,057	389,920
Yamada Holdings Co. Ltd.	108,300	528,832
		2,269,609
SEMICONDUCTORS - 6.5%
ASML Holding NV	2,446	885,123
ASML Holding NV - ADR ^	1,086	392,274
Hoshine Silicon Industry Co. Ltd.	89,099	400,782
Renesas Electronics Corp. *	25,700	212,459
Silicon Motion Technology Corp. - ADR	10,089	380,759
SK Hynix, Inc.	14,214	1,008,382
STMicroelectronics NV - ADR ^	23,921	730,547
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	35,000	529,539
Taiwan Semiconductor Manufacturing Co. Ltd.	24,794	2,079,473
Tokyo Electron Ltd.	800	215,047
Tokyo Electron Ltd. - ADR	4,100	275,110
United Microelectronics Corp.	768,000	825,409
		7,934,904
SOFTWARE - 3.0%
Atlassian Corp PLC * ^	5,883	1,127,301
Check Point Software Technologies Ltd. *	2,081	236,318
Constellation Software, Inc.	100	104,893
Micro Focus International PLC *	20,549	57,550
Sage Group PLC	16,965	139,318
SAP SE	9,473	1,010,797
Trend Micro, Inc.	3,700	207,563
WiseTech Global Ltd.	14,681	299,149
Xero Ltd. *	6,565	508,832
		3,691,721

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
STEEL - 2.2%
Angang Steel Co. Ltd.	484,242	$191,099
ArcelorMittal SA *	72,078	977,548
BlueScope Steel Ltd.	9,540	98,445
Eregli Demir ve Celik Fabrikalari TAS	72,608	82,996
Gerdau SA	30,700	95,678
Gerdau SA	73,400	277,637
Hyundai Steel Co.	8,272	212,661
Iskenderun Demir ve Celik AS	251,984	223,631
Magnitogorsk Iron & Steel Works PJSC	614,900	291,331
Nippon Steel Corp. *	4,700	45,654
Novolipetsk Steel PJSC	71,280	166,795
POSCO	383	70,703
		2,734,178
TECHNOLOGY HARDWARE - 9.6%
Alps Alpine Co. Ltd.	9,400	135,818
Brother Industries Ltd.	10,100	156,299
Canon, Inc.	20,500	357,356
Chicony Electronics Co. Ltd.	144,000	434,136
LG Display Co. Ltd. *	36,416	454,709
LG Display Co. Ltd. - ADR *	26,600	166,782
LG Electronics, Inc.	2,286	169,940
LG Electronics, Inc. ++	8,191	233,300
MINEBEA MITSUMI, Inc.	18,200	329,204
Nikon Corp.	23,000	140,378
Nintendo Co. Ltd.	2,900	1,570,322
Panasonic Corp.	174,600	1,615,264
Samsung Electro-Mechanics Co. Ltd.	1,460	78,009
Samsung Electronics Co. Ltd.	67,400	3,387,903
Samsung Electronics Co. Ltd.	8,550	380,346
Samsung Electronics Co. Ltd. - ADR	126	159,138
Samsung Electronics Co. Ltd. - ADR 144A	375	421,500
Sharp Corp.	48,600	562,827
TDK Corp.	4,000	471,100
Telefonaktiebolaget LM Ericsson	44,643	498,263
		11,722,594
TECHNOLOGY SERVICES - 1.5%
CGI, Inc. *	731	45,446
Experian PLC	11,174	408,558
Fujitsu Ltd.	3,600	426,564
NEC Corp.	5,400	272,402
Nomura Research Institute Ltd.	12,700	374,919
RELX PLC	8,912	176,010
Wolters Kluwer NV	1,876	151,920
		1,855,819
TELECOMMUNICATIONS - 2.8%
China Unicom Hong Kong Ltd.	22,000	13,557
Hellenic Telecommunications Organization SA	10,966	145,453
Mobile TeleSystems PJSC	221,340	866,007
Nippon Telegraph & Telephone Corp	29,600	623,584
Orange SA - ADR ^	30,800	346,192
Telecom Argentina SA - ADR ^	28,500	182,685
Telecom Italia SpA/Milano	48,323	17,593
Telecom Italia SpA/Milano - ADR	18,181	60,234
Telefonica Brasil SA	128,811	419,098
TIM Participacoes SA	150,200	307,902
Turkcell Iletisim Hizmetleri AS	266,852	461,886
		3,444,191

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2020

Security		Shares	Value
COMMON STOCKS - 98.6% (Continued)
TRANSPORTATION & LOGISTICS - 1.2%
CJ Logistics Corp. *		1,399	$197,449
CMST Development Co. Ltd. *		318,500	212,506
Deutsche Lufthansa AG * ^		25,294	216,429
East Japan Railway Co.		10,000	523,710
GMexico Transportes SAB de CV		56,300	66,626
Nippon Express Co. Ltd.		400	22,465
Pan Ocean Co. Ltd. *		29,363	93,490
Rumo SA *		50,500	159,137
Turk Hava Yollari AO *		1	1
			1,491,813
TRANSPORTATION EQUIPMENT - 0.3%
Hino Motors Ltd.		5,400	41,435
Traton SE		19,019	369,565
			411,000
WHOLESALE - CONSUMER STAPLES - 0.1%
Marubeni Corp.		29,500	154,254

TOTAL COMMON STOCKS (Cost - $112,956,276)			120,199,947

EXCHANGE TRADED FUNDS - 1.0%
EQUITY FUND - 1.0%
Global X MSCI Argentina ETF ^		26,769	629,875
iShares MSCI Eurozone ETF		10,300	632,317
TOTAL EXCHANGE TRADED FUNDS (Cost - $1,280,687)			1,262,192

	Expiration Date
WARRANT- 0.0%
CHEMICALS - 0.0%
Barito Pacific TBK PT * ++	6/4/2021	178,610	6,155
TOTAL WARRANT (Cost - $0)

COLLATERAL FOR SECURITIES LOANED - 7.2%
Mount Vernon Prime Portfolio, 0.16% + #		8,764,809	8,764,809
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $8,764,809)

TOTAL INVESTMENTS - 106.8% (Cost - $123,001,772)			$130,233,103
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.8)%			(8,302,379)
NET ASSETS - 100.0%			$121,930,724

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund

Ltd. - Limited Liability Company

NV - Non-Voting

PCL - Petroleum Limited Company

PLC - Public Limited Company

Tbk Pt - Publically traded private limited company in indonesia

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,356,960 at October 31, 2020.

+	Variable rate security. Interest rate is as of October 31, 2020.

++	Illiquid security

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $421,500 or 0.35% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Japan	20.1%	China	5.1%
South Korea	8.9%	Australia	4.4%
Great Britain	6.9%	Brazil	4.1%
Russia	6.1%	Taiwan	3.6%
Switzerland	5.7%	Other Countries **	29.8%
Canada	5.3%	Total	100.0%

*	Based on total value of investments as of October 31, 2020.

**	Includes collateral for securities loaned as of October 31, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Investments Corporation)

Asset Class Recap

Global equities and bond yields systematically rose to begin the fiscal year and close the 2019 calendar year. The optimism spilled into the New Year as the U.S. and China completed phase one of the trade deal on January 15. Shortly after the signing, concerns over the adverse economic effects of the Coronavirus outbreak sparked volatility, pushing both yields and equity markets substantially lower. Following the historic declines in February and March, markets strongly rebounded in April. This trend continued to begin the third fiscal quarter as markets rallied in reaction to economies beginning to reopen and economic data showing signs of a sharp recovery. Central banks around the world made it unequivocally clear that they stand willing to use their full firepower to keep government and corporate borrowing costs low. Additionally, investors may have become more optimistic about the outlook after initial signs of success in human trials of a vaccine against the Coronavirus. In July and August, investors cheered additional evidence that economic activity improved since the lockdown, however, the pace of new infections rose in most regions causing a slowing of economic reopening and concerns of new government-mandated restrictions. To close the fiscal year, volatility once again rose as investors anxiously awaiting additional government stimulus were disappointed as congress was unable to come to an agreement ahead of the U.S. election. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 7.3 percent during the fiscal year ended October 31, 2020.

Allocation Review

As positive economic data came in the final months of 2019, the Sub-Adviser saw this as an opportunity to reduce the defensive asset strategy and increase the exposure to the growth strategy. This shift initially benefited the Fund as equities rose, however, this exposure detracted from performance as the Coronavirus pandemic took hold. As volatility persisted, the Sub-Adviser reduced the growth asset strategy to a low of 29.5 percent and increased the defensive asset strategy to a high of 67.5 percent. As markets rebounded, the Sub-Adviser built back up the exposure to the growth asset strategy and reduced the exposure to the defensive asset strategy. Although the allocation to the strategies remained relatively unchanged as volatility resurfaced near the end of the fiscal year, the Sub-Adviser increased the allocation to cash. The allocation to the real asset strategy was stable through the fiscal year as the Sub-Adviser’s view of the asset class did not change.

Holdings Insights

After being one of the biggest detractors from Fund performance in the first half of the fiscal year, the growth asset strategy was the strongest contributor to positive Fund performance in the second half of the fiscal year, more than making up for the adverse effect to begin the fiscal year. The largest exposure within the growth asset strategy was dedicated to U.S. equities. This was achieved through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 18.84 percent) as well as through long exposures to S&P 500 call options which also contributed to Fund performance. Over the fiscal year, SPY rose 9.8 percent. The exposure to developed ex-U.S. equities detracted from Fund performance in the fiscal year. The iShares Hedged MSCI Germany ETF (HEWG) (holding weight*: 0.88 percent) slightly contributed to Fund performance in the first half of the fiscal year but strongly detracted to close the period as Europe contended with a second wave of the Coronavirus pandemic and the reimposition of government restrictions. For the fiscal year, HEWG declined 9.4 percent. The Fund’s exposure to Japan also detracted from positive Fund performance. By the close of the fiscal year, the exposure to Japan represented the largest equity short exposure within the Fund and was partially facilitated through the TSE TOPIX Future 12/10/20 (TPZ0) (holding notional weight*: -25.99 percent). This short position detracted as the TPZ0 rose 7.3 percent in the final fiscal quarter of the year. A strong contributor to performance over the fiscal year outside the U.S. was the iShares MSCI Emerging Markets ETF (EEM) (holding weight*: 2.34 percent), which rose 7.9 percent.

The defensive asset strategy broadly achieved its goal of attempting to provide some downside protection for the Fund during the spikes in volatility late in the first half of the fiscal year and in the final fiscal quarter, as well as providing positive absolute returns as markets rebounded. For the fiscal year, the defensive asset strategy was the strongest contributor to positive performance, and the largest portion of the defensive asset strategy is dedicated to U.S. government bonds. This exposure strongly contributed to Fund performance over the full fiscal year despite slightly declining in the final months. The defensive asset strategy also received positive contributions from the SPDR Portfolio Intermediate-Term Corporate Bond Fund (SPIB) (holding weight**: 10.6 percent during the period). As spreads widened, the Sub-Adviser took advantage of these suppressed values by adding SPIB to the Fund in late March. Since being added to the Fund, SPIB increased 23.4 percent until being liquidated in late July. The largest short within the defensive strategy and the Fund was dedicated to developed ex -U.S. bonds. This position was expressed through derivatives and contributed to Fund performance. For example, since being added to the Fund, the Long Gilt Future 12/18/20 (G Z0) (holding notional weight*: -23.34 percent) contributed to Fund performance as the future declined 1.4 percent.

The real assets strategy, while the smallest allocation in the Fund, detracted from Fund performance in the fiscal year. The goal of the strategy is to hedge against inflation while also providing potential diversification benefits. This was implemented through commodities via the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 3.02 percent), which fell 21.9 percent in the fiscal year ended October 31, 2020. The diversifying strategy adversely affected Fund performance over the fiscal year, detracting 221 basis points from Fund performance.

Sub-Adviser Outlook

The Sub- Adviser is optimistic for opportunities within the various asset categories the Fund invests in for the rest of 2020, albeit with continued volatility. The Sub-Adviser remains steadfast in its belief that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of its strategy and the use of alternative investments, the Fund may provide what may be considered attractive returns with lower systematic risk and lower correlation than traditional equity investments.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(0.79)%	0.87%	1.21%
Class A with load of 5.75%	(6.69)%	(0.57)%	0.34%
Class A without load	(1.00)%	0.62%	0.94%
Class C	(1.78)%	(0.15)%	0.18%
IQ Hedge Global Macro Beta Index	7.33%	3.44%	2.27%
Morningstar Multialternative Category	(2.73)%	0.56%	0.98%

(a)	Total Returns are calculated based on traded NAVs.

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style.

Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.69% for Class N, 2.69% for Class C and 1.94% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund
October 31, 2020

Security						Shares	Value
EXCHANGE TRADED FUNDS - 43.5%
COMMODITY - 3.0%
iShares Commodities Select Strategy ETF						37,616	$909,555

EQUITY - 32.9%
iShares Currency Hedged MSCI Germany ETF						37,060	934,653
iShares MSCI Emerging Markets ETF ++						15,784	705,703
SPDR S&P 500 ETF Trust						25,275	8,253,299
							9,893,655
FIXED INCOME - 7.6%
SPDR Bloomberg Barclays High Yield Bond ETF						21,748	2,268,316

TOTAL EXCHANGE TRADED FUNDS (Cost - $10,950,295)							13,071,526

				Exercise		Expiration
	Counterparty	Contracts	Notional	Price		Date
PURCHASED OPTIONS * + - 6.3%
CALL OPTION ON FUTURES PURCHASED - 4.7%
US 10 Year Future, Maturing December 2020	Goldman Sachs	106	$13,250,000	US $125		11/20/2020	1,401,193

PUT OPTIONS ON FUTURES PURCHASED - 1.6%
Euro-Bund Option, Maturing December 2020 @	Goldman Sachs	27	6,290,190	EUR $200		11/20/2020	(75,384)
S&P 500 E-Mini Option, Maturing November 2020	Goldman Sachs	27	4,590,000	US $3,400		11/20/2020	240,705
S&P 500 E-Mini Option, Maturing November 2020	Goldman Sachs	27	4,684,500	US $3,470		11/20/2020	305,370
US 10 Year Future, Maturing December 2020	Goldman Sachs	92	12,558,000	US $136.50		11/20/2020	15,812
							486,503

TOTAL PURCHASED OPTIONS (Cost - $1,756,752)							1,887,696

		Principal		Discount
		Amount ($)		Rate (%)		Maturity
SHORT-TERM INVESTMENTS - 48.2%
U.S. GOVERNMENT SECURITIES - 39.7%
US Treasury Bill		10,689,000		0.0742		12/17/2020	10,687,964
US Treasury Bill ^^		1,238,000		0.0897		2/25/2021	1,237,639
							11,925,603

		Shares		Interest Rate (%)
MONEY MARKET - 8.5%
Morgan Stanley Institutional Liquidity Fund - Government Portfolio		2,562,366		0.0200	^		2,562,366

TOTAL SHORT-TERM INVESTMENTS - (Cost - $14,487,506)							14,487,969

COLLATERAL FOR SECURITIES LOANED - 1.4%
Mount Vernon Prime Portfolio # (Cost - $423,660)		423,660		0.1600	^		423,660

TOTAL INVESTMENTS - 99.4% (Cost - $27,618,213)							$29,870,851
OTHER ASSETS LESS LIABILITIES - 0.6%							171,641
NET ASSETS - 100.0%							$30,042,492

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund (Continued)
October 31, 2020

						Unrealized
					Expiration	Appreciation
Open Futures Contracts **	Counterparty	Contracts	Notional		Date	(Depreciation)
LONG FUTURES CONTRACTS - (0.7)%
AUST 10 Year Bond Future	Goldman Sachs	56	$11,922,794		12/15/2020	$50,500
CAC40 10 Euro Future	Goldman Sachs	8	427,733		11/20/2020	(11,867)
Canadian 10 Year Bond Future	Goldman Sachs	5	566,393		12/18/2020	(1,568)
FTSE 100 Index Future	Goldman Sachs	36	2,589,700		12/18/2020	(161,653)
FTSE/MIB Index Future	Goldman Sachs	6	625,560		12/18/2020	(41,527)
S&P/TSX 60 IX Future	Goldman Sachs	8	1,110,466		12/17/2020	(44,691)
SPI 200 Future	Goldman Sachs	2	206,813		12/17/2020	(8,059)
US 10 Year Note (CBT)	Goldman Sachs	5	691,095		12/21/2020	(2,968)
TOTAL FUTURES CONTRACTS PURCHASED						(221,833)

SHORT FUTURES CONTRACTS - 0.4%
Amsterdam Index Future	Goldman Sachs	(3)	(372,170)		11/20/2020	27,182
Euro-Bond Future	Goldman Sachs	(6)	(1,231,130)		12/18/2020	(8,773)
Hang Seng Index Future	Goldman Sachs	(1)	(155,754)		11/27/2020	3,766
IBEX 35 Index Future	Goldman Sachs	(5)	(374,983)		11/20/2020	24,922
Long Gilt Future	Goldman Sachs	(40)	(7,017,376)		12/18/2020	28,260
S&P 500 E-mini Future	Goldman Sachs	(3)	(489,705)		12/18/2020	11,236
Topix Index Future	Goldman Sachs	(11)	(1,655,156)		12/10/2020	47,984
TOTAL FUTURES CONTRACTS SOLD						134,577

NET UNREALIZED LOSS FROM FUTURES CONTRACTS						$(87,256)

WRITTEN OPTIONS + - (1.3)%
WRITTEN PUT FUTURE OPTIONS - (1.3)%
S&P 500 E-Mini Option, Maturing November 2020	Goldman Sachs	(40)	(6,400,000)	US $3,200	11/20/2020	$(175,800)
S&P 500 E-Mini Option, Maturing November 2020	Goldman Sachs	(40)	(6,540,000)	US $3,270	11/20/2020	(227,000)
TOTAL WRITTEN OPTIONS - (Premiums Received - $161,586)						$(402,800)

ETF - Exchange Traded Fund

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

@	Security traded on Eurex exchange and trades like a future. Security trades with no upfront cost and is mark to market like a future.

^	Variable rate security. Interest rate is as of October 31, 2020.

^^	All of this security is segregated as collateral for futures contracts.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

++	All or a portion of these securities are on loan. Total loaned securities had a value of $410,851 at October 31, 2020. Total loaned securities that have been sold and pending settlement had a value of $391,000.

#	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Advisors LLC)

Asset Class Recap

Credit markets experienced mixed results during the fiscal year, as shutdowns shocked nearly all sectors, highlighting narrow segments and devastating broad swaths of industries. The proceeding reopening of the economy prompted investors to sift through the rubble for survivors. During the fiscal year, the Bloomberg Barclays U.S. Credit Index increased 7.1 percent. Spread expansion and compression was a consistent theme throughout the period. After the tumultuous lows reached in March, BBBs broadly outperformed their higher quality counterparts, posting a return of 21.4 percent versus 15.9 percent for A-rated credit. High-yield bonds, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index, generated a positive return during the fiscal year of 2.6 percent, with its strongest performance coming after March’s turmoil. Similar to high grade credit, lower quality outperformed with CCC’s tallying a total return of 27.6 percent from the March lows, but still ending the fiscal year down 5.3 percent. Another key theme toward the latter part of the fiscal year was primary issuance - investment grade issuers brought nearly $1 trillion to market in the second half of the fiscal year. While bolstering balance sheet liquidity and flexibility were the overarching use of proceeds, the focus in the final fiscal quarter turned to balance sheet optimization, as issuers worked to reduce their interest expense by tendering for higher coupon front end debt and issuing at near record low yields further out the curve. High-yield bond issuance was proportionally lower, with close to $280 billion of issuance. This record issuance across the ratings spectrum has been met with strong demand from investors.

Allocation Review

As high grade credit spreads continued to tighten during the recovery and junk bond yields compressed, the Sub-Adviser became increasingly cautious of those higher valuations. Therefore, the Sub-Adviser sought to limit the Fund’s net long exposure as it attempted to navigate the various risks present in the perilous markets. As the landscape has become increasingly uncertain, due to increasing virus case counts, which have sparked additional calls for a second round of shutdowns, and uncertainty surrounding the U.S. election, broad risks within the bond markets appeared less attractive to the Sub-Adviser. While these are very identifiable risks, these risks are very hard to handicap. Therefore, the Sub-Adviser generally sought to increase the Fund’s allocations to the strategies that it believes could best mitigate such exogenous shocks. This included increasing the allocation to the pairs trades strategy to nearly 20 percent of the Fund as well as continuing to seek opportunistic trades, which exceeded 20 percent, as well. As the Sub-Adviser had identified core long holdings earlier in the year, it retained those at approximately 15 percent of the Fund, while balancing the long exposures with additional rate hedges and credit shorts. Each of these strategies implemented by the Sub-Adviser may utilize derivatives such as credit default SWAPs and total return SWAPs.

Holdings Insights

As the opportunistic strategy was one of the strongest contributors during the fiscal year, it generally entailed short holding periods as the Sub-Adviser sought to take advantage of the temporary pricing discrepancies. For example, the Fund held the Leviathan Offshore Ltd. bond (M6746GAB2) (holding weight**: 0.66 percent), a project located on a large natural gas field in the Mediterranean Sea off the coast of Israel. From when it was initially added to the Fund in early August until it was sold in late September, the Leviathan Offshore bond increased more than 3.5 percent. Another opportunistic strategy holding in the Fund was AngloGold Ashanti Holdings PLC (03512TAE1) (holding weight*: 1.19 percent), the third-largest gold producer globally and the largest on the African continent. The AngloGold bond was added to the Fund at the end of September and returned close to 6.8 percent through the end of the fiscal year. New issuance also provided opportunities for the Fund, including the Agree Realty LP bond (008513AA1) (holding weight*: 1.07 percent), a publicly traded real estate investment trust with tenants in the retail sector. Since it was added to the Fund in August, it increased close to 3.7 percent.

Within the core long positions, the Fund continued to hold the Hard Rock Sacramento bond issued by the Enterprise Development Authority (29390WAA4) (holding weight*: 0.60 percent), which has seen large crowds since its opening. The Hard Rock Sacramento bond returned close to 15 percent during the final fiscal quarter, after experiencing some drawdowns earlier in the fiscal year. However, not all long positions experienced strong performance during the fiscal year or the most recent fiscal quarter, as the Fund held the Transocean Poseidon Ltd. bond (89383JAA6) (holding weight**: 1.12 percent), an offshore drilling contractor. The Transocean Poseidon bond’s price had surged 14.7 percent during the third fiscal quarter as oil prices began to recover, but faltered near 11 percent before it was sold in mid-September.

Similar to the previous fiscal quarter, the Fund’s short positions, such as the SWAPs on the iBoxx USD Liquid High-Yield Index (IBOXHY) (holding weight*: -9.78 percent), detracted from performance during the continued recovery. The IBOXHY increased 1.6 percent during the fiscal year, detracting a similar amount to the Fund due to the short position accessed through the SWAPs. Similar to the inverse effect of the IBOXHY holding, the Fund continued to hold the CDX NA SWAP (CDX) (holding weight*: 8.31 percent), which generally tracks the inverse performance of a basket of investment-grade bonds. Taking into effect the inverse nature of the instrument, the holding depreciated close to 3.2 percent during the fiscal quarter, as the basket of securities generally appreciated.

Sub-Adviser Outlook

The Sub- Adviser believes that the continued broad run-up in corporate bonds has presented concerns that risks may be underappreciated. Therefore, it continues to carefully consider company fundamentals as it assesses individual opportunities for the Fund as well as the broad economic factors as it strategically adjusts the overall risk exposure of the Fund. The Sub-Adviser believes that it is crucial to have the ability to quickly adjust the Fund’s positioning if its concerns come to fruition.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	4.23%	5.36%	5.84%
Class A with load of 5.75%	(2.00)%	3.85%	4.95%
Class A without load	3.98%	5.08%	5.58%
Class C	3.24%	4.29%	4.78%
BofA Merrill Lynch US 3-Month Treasury Bill Index +3%	3.92%	4.20%	3.64%
Morningstar Long-Short Credit Category	1.74%	2.14%	1.97%

(a)	Total Returns are calculated based on traded NAVs.

The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%.

The Morningstar Long- Short Credit Category is generally representative of funds that purchase or sell bonds, credit default swaps, or other credit derivatives to potentially benefit from changes in the credit markets and/or individual issuers.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Long/Short Credit Fund
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
TERM LOANS - 2.0%
LEISURE FACILITIES & SERVICES - 2.0%
Hard Rock Northern Indiana	1 mo. LIBOR + 9.000%	$2,502,703	9.140	+	11/7/2025	$2,367,132
Hard Rock Northern Indiana	1 mo. LIBOR + 9.000%	182,297	9.140	+	11/7/2025	172,422
TOTAL TERM LOANS (Cost - $2,575,469)						2,539,554

CORPORATE BONDS - 36.5%
APPAREL & TEXTILE PRODUCTS - 1.1%
PVH Corporation		1,360,000	4.625		7/10/2025	1,436,288

AUTOMOTIVE - 1.2%
Ford Motor Company		415,000	9.000		4/22/2025	489,567
General Motors Financial Company	3 mo. LIBOR + 1.550%	1,010,000	1.779	+	1/14/2022	1,014,979
						1,504,546
BANKING - 3.2%
Bank of Nova Scotia (The)	5 Year Treasury + 4.551%	415,000	4.900	+	9/4/2168	434,215
JP Morgan Chase & Company	3 mo. LIBOR + 0.550%	2,005,000	0.800	+	2/1/2027	1,859,864
Wachovia Capital Trust II - 144A	3 mo. LIBOR + 0.500%	1,000,000	0.737	+	1/15/2027	916,434
Wells Fargo & Company		795,000	5.950		12/1/2086	1,033,470
						4,243,983
BIOTECHNOLOGY & PHARMACEUTICALS - 3.3%
P&L Development, LLC / PLD Finance Corporation - 144A		1,100,000	7.750		11/15/2025	1,123,375
Royalty Pharma plc - 144A		755,000	1.750		9/2/2027	750,125
Royalty Pharma plc - 144A ^		1,130,000	2.200		9/2/2030	1,114,641
Takeda Pharmaceutical Company Ltd. ^		1,310,000	3.175		7/9/2050	1,335,549
						4,323,690
CHEMICALS - 0.5%
TPC Group, Inc. - 144A		750,000	10.500		8/1/2024	627,735

CONTAINERS & PACKAGING - 1.4%
CCL Industries, Inc. - 144A		1,690,000	3.050		6/1/2030	1,798,920

DIVERSIFIED INDUSTRIALS - 0.5%
General Electric Company		90,000	5.875		1/14/2038	108,584
General Electric Company ^		530,000	4.250		5/1/2040	559,384
						667,968
FOOD - 1.1%
Kraft Heinz Foods Company - 144A		255,000	3.875		5/15/2027	270,130
Kraft Heinz Foods Company ^		250,000	5.000		6/4/2042	275,115
Smithfield Foods, Inc. - 144A		890,000	2.650		10/3/2021	894,699
						1,439,944
HEALTH CARE FACILITIES & SERVICES - 1.6%
Catholic Health Services of Long Island Obligated Group		540,000	3.368		7/1/2050	520,093
CommonSpirit Health		1,500,000	4.187		10/1/2049	1,555,071
						2,075,164
INSTITUTIONAL FINANCIAL SERVICES - 2.1%
Blackstone / GSO Secured Lending Fund - 144A		1,255,000	3.625		1/15/2026	1,238,682
Goldman Sachs Capital I		1,150,000	6.345		2/15/2034	1,557,831
						2,796,513
INSURANCE - 4.6%
Brown & Brown, Inc. ^		2,365,000	2.375		3/15/2031	2,380,692
Markel Corporation ^	5 Year Treasury + 5.662%	920,000	6.000	+	12/1/2068	978,650
Mutual of Omaha Insurance Company - 144A	3 mo. LIBOR + 2.640%	410,000	4.297	+	7/15/2054	425,679
Ohio National Financial Services, Inc. - 144A		1,350,000	5.550		1/24/2030	1,300,517
United Insurance Holdings Corporation		1,000,000	6.250		12/15/2027	983,190
						6,068,728
LEISURE FACILITIES & SERVICES - 0.6%
Enterprise Development Authority (The) - 144A		725,000	12.000		7/15/2024	804,750

MACHINERY - 0.7%
Caterpillar Financial Services Corporation	3 mo. LIBOR + 0.390%	840,000	0.670	+	5/17/2021	841,775

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Long/Short Credit Fund (Continued)
October 31, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS - 36.5% (Continued)
MEDICAL EQUIPMENT & DEVICES - 0.9%
Smith & Nephew plc		$1,225,000	2.032		10/14/2030	$1,220,280

METALS & MINING - 2.8%
AngloGold Ashanti Holdings plc		1,500,000	3.750		10/1/2030	1,593,075
First Quantum Minerals Ltd. - 144A ^		1,500,000	6.875		10/15/2027	1,498,110
Fresnillo plc - 144A		605,000	4.250		10/2/2050	617,100
						3,708,285
OIL & GAS PRODUCERS - 4.2%
Galaxy Pipeline Assets Bidco Ltd.- 144A		260,000	1.750		9/30/2027	259,480
Galaxy Pipeline Assets Bidco Ltd.- 144A		315,000	2.625		3/31/2036	314,694
Petroleos Mexicanos - 144A ^		2,500,000	6.875		10/16/2025	2,475,000
WPX Energy, Inc.		2,385,000	5.750		6/1/2026	2,452,973
						5,502,147
REITS - 2.4%
Agree, L.P.		1,390,000	2.900		10/1/2030	1,432,313
Scentre Group Trust - 144A	5 Year Treasury + 4.379%	1,775,000	4.750	+	9/24/2080	1,754,920
						3,187,233
SEMICONDUCTORS - 0.7%
Broadcom, Inc. ^		830,000	3.150		11/15/2025	895,587

SPECIALTY FINANCE - 2.4%
Finance of America Funding, LLC		1,240,000	7.875		11/15/2025	1,227,600
Discover Financial Services	5 Year Treasury + 5.783%	1,000,000	6.125	+	3/23/2069	1,080,500
GE Capital International Funding Company Unlimited Company		785,000	4.418		11/15/2035	849,790
						3,157,890
TECHNOLOGY HARDWARE - 0.4%
Hewlett Packard Enterprise Company ^		450,000	4.650		10/1/2024	508,374

TELECOMMUNICATIONS - 0.8%
Sprint Spectrum Company, LLC - 144A		930,000	5.152		3/20/2028	1,085,970

TOTAL CORPORATE BONDS (Cost - $46,479,980)						47,895,770

		Shares
COMMON STOCK - 1.5%
REAL ESTATE SERVICES - 1.5%
UIRC-GSA International, LLC Series QIB - 144A * !		2,000				2,000,000

TELECOMMUNICATIONS - 0.0%
NII Holdings, Inc. - 144A * !		10,000				21,700

TOTAL COMMON STOCK (Cost - $2,057,730)						2,021,700

		Principal
		Amount
U.S. GOVERNMENT & AGENCIES - 43.4%
TREASURY BILLS - 35.4%
Treasury Bill		$15,470,000	0.078		11/27/2020	15,469,221
Treasury Bill		15,470,000	0.083		12/10/2020	15,468,694
Treasury Bill		15,475,000	0.084		1/7/2021	15,472,872
						46,410,787
TREASURY NOTES / BONDS - 8.0%
Treasury Note / Bond ^		4,360,000	0.250		9/30/2025	4,333,942
Treasury Note / Bond ^		755,000	0.625		8/15/2030	738,543
Treasury Note / Bond		1,400,000	1.125		8/15/2040	1,332,188
Treasury Note / Bond ^		4,455,000	1.250		5/15/2050	4,048,481
						10,453,154
TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $57,048,724)						56,863,941

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Long/Short Credit Fund (Continued)
October 31, 2020

	Principal	Interest		Maturity
Security	Amount	Rate %		Date	Value
NON U.S. GOVERNMENT & AGENCIES - 0.2%
GOVERNMENT GUARANTEED - 0.2%
Kreditanstalt fuer Wiederaufbau	1,570,000 kr	1.000		10/12/2021	$165,325
European Investment Bank	1,140,000 kr	1.500		1/26/2024	123,418
TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost - $312,941)					288,743

	Shares
SHORT-TERM INVESTMENT - 13.1%
MONEY MARKET FUND - 13.1%
First American Government Obligations Fund - Class X	17,218,740	0.050	+		17,218,740
TOTAL SHORT-TERM INVESTMENT (Cost - $17,218,740)

COLLATERAL FOR SECURITIES LOANED - 14.1%
Mount Vernon Prime Portfolio #	18,515,308	0.160	+		18,515,308
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $18,515,308)

TOTAL INVESTMENTS - 110.8% (Cost - $144,208,892)					$145,343,756
LIABILITIES IN EXCESS OF OTHER ASSETS - (10.8)%					(14,153,360)
TOTAL NET ASSETS - 100.0%					$131,190,396

LIBOR - London Inter-Bank Offered Rate

LLC - Limited Liability Company

L.P. - Limited Partnership

LTD - Limited Company

plc - Public Limited Company

REITs - Real Estate Investment Trusts

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2020.

!	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total value of such securities is $2,021,700 or 1.54% of net assets as of October 31, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020 the total market value of 144A securities is $21,292,661 or 16.2% of net assets.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $18,010,190 at October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

			Short	Notional Value at	Maturity	Unrealized
Security		Counterparty	Contracts	October 31, 2020	Date	Appreciation
OPEN SHORT FUTURES CONTRACTS ** - (0.4)%
CBOT 5 Year US Treasury Note		HSBC Securities, Inc.	58	$7,284,916	December-20	$14,075
CBOT 10 Year US Treasury Note		HSBC Securities, Inc.	147	20,318,193	December-20	106,752
CBOT US Long Bond Future		HSBC Securities, Inc.	85	14,659,865	December-20	336,591
NET UNREALIZED GAIN FROM OPEN SHORT FUTURE CONTRACTS						$457,418

CREDIT DEFAULT SWAPS
						Unrealized
		Notional Value at	Fixed Deal	Premium	Maturity	Appreciation/
Description	Counterparty	October 31, 2020	(Received) Rate	Paid (Received)	Date	(Depreciation)
To Buy Protection - CDX NA IG. 32	HSBC Securities, Inc.	$1,000,000	1.00%	$(15,307)	6/20/2024	$8,761
To Buy Protection - CDX NA IG. 33	HSBC Securities, Inc.	10,000,000	1.00%	(148,350)	12/20/2024	82,897
To Buy Protection - Commonwealth Bank of Australia	Goldman Sachs	2,000,000	1.00%	(10,467)	12/20/2023	(38,152)
To Buy Protection - D.R. Horton, Inc.	Barclays	3,000,000	1.00%	(89,071)	6/20/2025	3,277
To Buy Protection - Fiserv, Inc.	Barclays	5,000,000	1.00%	(224,072)	12/20/2025	47,390
To Sell Protection - Johnson & Johnson (1)	Barclays	(5,000,000)	1.00%	224,072	12/20/2025	(36,277)
To Buy Protection - Packaging Corporation of America	Barclays	3,000,000	1.00%	(123,770)	6/20/2025	24,197
To Buy Protection - Prudential Financial, Inc.	JPMorgan	3,000,000	1.00%	(34,197)	6/20/2024	(38,124)
To Buy Protection - The Williams Company	Goldman Sachs	3,000,000	1.00%	(75,268)	6/20/2025	54,504
To Sell Protection - Total SE (1)	Goldman Sachs	(3,000,000)	1.00%	75,602	6/20/2025	(4,649)
To Buy Protection - United Rentals	JPMorgan	3,000,000	5.00%	(226,461)	6/20/2022	(8,784)
To Sell Protection - Verizon Communications (1)	Barclays	(3,000,000)	1.00%	21,006	6/20/2022	49,633
To Buy Protection - Kraft Heinz Food	JPMorgan	2,000,000	1.00%	(31,954)	6/20/2023	(885)
To Sell Protection - Kraft Heinz Food (1)	Goldman Sachs	(2,000,000)	1.00%	14,987	6/20/2023	19,689
To Buy Protection - Newell Brands	Goldman Sachs	2,000,000	1.00%	22,030	6/20/2023	12,027
To Sell Protection - Newell Brands (1)	JPMorgan	(2,000,000)	1.00%	(32,614)	6/20/2023	(3,280)
NET UNREALIZED GAIN FROM CREDIT DEFAULT SWAPS						$172,224

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Long/Short Credit Fund (Continued)
October 31, 2020

TOTAL RETURN SWAPS
					Unrealized
		Notional Value		Maturity	Appreciation/
Reference Entity	Counterparty	(Received) Rate	Variable Rate	Date	(Depreciation)
iBoxx USD Liquid High Yield Index	Goldman Sachs	$5,000,000	3 mo LIBOR + 0.00%	12/20/2020	$(113,430)
iBoxx USD Liquid High Yield Index	Goldman Sachs	8,000,000	3 mo LIBOR + 0.00%	3/20/2021	23,862
NET UNREALIZED LOSS FROM TOTAL RETURN SWAPS					$(89,568)

LIBOR - London Inter-bank Offered Rate

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(1)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

Portfolio Composition * - (Unaudited)
U.S. Government & Agencies	39.1%
Corporate Bonds	33.0%
Collateral for Securities Loaned	12.7%
Short-Term Investment	11.8%
Term Loans	1.8%
Common Stock	1.4%
Non U.S. Government & Agencies	0.2%
Total	100.0%

*	Based on total value of investments as of October 31, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Weiss Multi-Strategy Advisers LLC)

Asset Class Recap

Volatility spiked early in the fiscal year which corresponded with widening spreads on merger deals and other risk-arbitrage opportunities. Following the pandemic-induced recession, record government stimulus, a potential vaccine, and a slowing number of cases helped markets rebound at a record pace. As such, deal spreads tightened with many successfully closing. Despite the turnaround, corporate savings rates had skyrocketed, slowing new deal activity until the final month of the fiscal year as merger and arbitrage deal activity picked up ahead of the U.S. election. During the fiscal year, event driven strategies, as measured by the Credit Suisse Event Driven Liquid Index, rose 3.4 percent. While broader in scope, long/short equity strategies, as measured by the Credit Suisse Long/Short Liquid Index, increased 10.4 percent.

Allocation Review

Within the Fund, the event driven allocation is primarily represented in the form of announced mergers. The allocation to event driven holdings began the fiscal year at 47 percent but rose to 59 percent in the second fiscal quarter as the Sub-Adviser was able to identify above average spreads in strategic deals with manageable regulatory hurdles as the fiscal quarter progressed. The allocation to these strategies significantly declined as prominent deals came to fruition in the third fiscal quarter and through the bulk of the fourth fiscal quarter. New deal announcements were slow until the final month of the fiscal year as a slew of new deals were announced. The fiscal year ended with approximately 35 percent dedicated to event driven holdings, with the remaining dedicated to the long/short book. As volatility spiked in the second fiscal quarter, the Fund’s gross exposure was reduced to 74.4 percent and remained near those levels in the third fiscal quarter. However, in the fiscal year, the gross exposure increased to approximately 94 percent as opportunities arose in both the event driven allocation and the long/short book. The allocation to options slightly contributed to Fund performance during the market sell-off early in the fiscal year, but detracted as market rebounded throughout the remainder of the fiscal year. There were no other material impacts from derivatives within the Fund.

Holdings Insights

As previously mentioned, the allocation to the event driven holdings declined overall during the fiscal year. This was partially due to the largest pharmaceutical deal ever, combining two of the world’s largest cancer drug businesses Celgene Corp. (CELG) (holding weight**: 9.21 percent) and Bristol-Myers Squibb Co. (BMY) (holding weight**: -5.76 percent). The deal was announced in the first fiscal quarter of 2019, and has been a highlight of the Fund’s event driven allocation since its close in the first half of the fiscal year. Another substantial deal that came to fruition in the subsequent fiscal quarter within the Fund was AbbVie Inc.’s (ABBV) (holding weight**: -2.10 percent) acquisition of Allergan PLC (AGN) (holding weight**: 7.52 percent). The spread tightened as AGN successfully sold two drugs as a part of the divestment in order to complete the transaction, widened amid the market sell-off, compressed as markets rebounded, and closed in the third fiscal quarter. Another deal that positively contributed to Fund performance was the LMVH Moet Hennessey Louis Vuitton (LVMH) (holding weight: not held) acquisition of Tiffany and Co. (TIF) (holding weight*: 1.62 percent). This deal was announced in November 2019 and made progress towards completion as the spread of the deal closed to $0.60 to begin 2020. The spread in this deal substantially widened due to the pandemic driving a flood of rumors and headlines that LVMH may be considering renegotiating the terms of the deal. The Sub-Adviser believed that the bulk of the reports were unwarranted and the rationale behind the deal remained intact. In the fourth fiscal quarter alone, the spread on this deal contracted from approximately $22 to $0.50 and is expected to close next quarter. As previously mentioned, many new deals were announced to close during the fiscal year. This includes the cash and stock deal for Eaton Vance Corporation (EV) (holding weight*: 2.69 percent) by Morgan Stanley (MS) (holding weight*: -1.02 percent), the merger between Advanced Micro Devices Inc. (AMD) (holding weight*: -1.64 percent) and Xilinx Inc. (XLNX) (holding weight*: 1.50 percent), and the acquisition of Inphi Corporation (IPHI) (holding weight*: 0.05 percent) by Marvell Technology Group Ltd. (MRVL) (holding weight*: 0.23 percent).

The low net profile of the long/short equity allocation slightly detracted early in the fiscal year as markets rallied, strongly benefitted the Fund as volatility spiked, and once again detracted from Fund performance as volatility subsided. The Sub-Adviser aggressively reduced the gross and net exposure of the long /short strategy allocation as markets became highly volatile and unpredictable. The Sub-Adviser also improved the overall quality of the strategy by moving out of the higher beta names and into stocks like The Home Depot Inc. (HD) (holding weight**: 0.10 percent) and Best Buy Company Inc. (BBY) (holding weight*: 0.66 percent), which the Sub-Adviser believes are capable of thriving during the current pandemic. These moves strongly benefited the Fund as they increased 33.1 percent and 59.1 percent, respectively. Given the volatility, the results for the short positions were mixed. For example, the short exposure to the Financial Select Sector SPDR Fund (XLF) (holding weight*: -0.41 percent) contributed positively to Fund Performance as the underlying decreased 14.7 percent, while the short position to the Consumer Discretionary Select Sector SPDR Fund (XLY) (holding weight* -0.38 percent) detracted from Fund performance as the underlying increased 19.8 percent over the fiscal year. Throughout the volatility, the Sub-Adviser wrote calls on stocks to take advantage of the substantially higher level of implied volatility. This exposure, in general, slightly detracted from performance as equities in general rebounded following the market sell-off in March. For example, the Nike Inc. call 5/15/20 at $82.50 (NKE 5/15/20 C82.5) (holding weight**: -0.03 percent) detracted from Fund performance since it was in the Fund from April 2 to April 24 as the underlying increased 10.3 percent. However, the Fund’s long position to Nike Inc. (NKE) (holding weight*: 0.52 percent) more than made up for the loss.

Sub-Adviser Outlook

Despite the volatility throughout the fiscal year, the Sub-Adviser is optimistic for the end of 2020 and transition into 2021. The Sub-Adviser believes that the increase in merger and acquisition activity, combined with the low rate environment, makes the Fund especially attractive. Although the Sub-Adviser acknowledges that the surge in COVID cases has hampered markets, our country’s experience with getting the virus under control earlier in the year will help us better and more efficiently approach the current surge. The Sub-Adviser is also confident that once we get through the election, investors can expect another stimulus package which is expected to spark optimism and continue to boost the economic rebound.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	0.34%	2.20%	2.86%
Class A with load of 5.75%	(5.70)%	0.76%	2.00%
Class A without load	0.07%	1.95%	2.61%
Class C	(0.67)%	1.18%	1.83%
IQ Hedge Market Neutral Total Return Index	1.73%	2.52%	2.37%
Morningstar Multialternative Category	(2.73)%	0.56%	0.98%

(a)	Total Returns are calculated based on traded NAVs.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.67% for Class N, 3.67% for Class C and 2.92% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 41.1%
APPAREL & TEXTILE PRODUCTS - 0.5%
NIKE, Inc.	6,378	$765,870

ASSET MANAGEMENT - 3.9%
ACON S2 Acquisition Corporation *	7,947	78,675
AEA-Bridges Impact Corporation *	6,003	59,610
Ajax I *	8,697	87,666
Alussa Energy Acquisition Corporation *	7,526	74,131
Apollo Strategic Growth Capital *	6,000	59,760
Artius Acquisition, Inc. *	12,899	128,603
Atlas Crest Investment Corporation *	9,345	92,796
Avanti Acquisition Corporation *	4,000	39,640
Bridgetown Holdings Ltd. *	1,002	10,120
Burgundy Technology Acquisition Corporation *	3,994	39,740
Churchill Capital Corporation II *	13,052	130,128
Churchill Capital Corporation IV *	7,388	71,146
Cohn Robbins Holdings Corporation *	7,995	79,790
D8 Holdings Corporation *	7,343	73,063
Eaton Vance Corporation	97,132	5,807,522
Equity Distribution Acquisition Corporation *	3,997	40,170
Foley Trasimene Acquisition Corporation II *	12,630	125,795
Fusion Acquisition Corporation *	4,993	48,881
GO Acquisition Corporation *	12,810	127,203
Gores Holdings IV, Inc. *	12,854	127,897
GS Acquisition Holdings Corporation II *	12,840	132,252
Haymaker Acquisition Corporation II *	15,810	158,416
HPX Corporation *	2,130	21,428
Lefteris Acquisition Corporation *	9,387	92,837
LGL Systems Acquisition Corporation *	21	208
Oaktree Acquisition Corporation II *	314	3,140
Peridot Acquisition Corporation *	7,942	78,745
Reinvent Technology Partners *	397	4,268
Social Capital Hedosophia Holdings Corporation III *	3,784	39,316
Spartacus Acquisition Corporation *	11,647	115,655
Star Peak Energy Transition Corp *	8,473	84,561
Starboard Value Acquisition Corporation *	1,589	15,811
Sustainable Opportunities Acquisition Corporation *	11,140	114,965
Tortoise Acquisition Corporation II *	1,548	15,825
TPG Pace Beneficial Finance Corporation *	4,000	40,040
TPG Pace Tech Opportunities Corporation *	4,000	40,000
Turmeric Acquisition Corporation *	2,004	19,940
VG Acquisition Corporation *	5,001	49,410
Vy Global Growth *	4,000	41,160
		8,370,313
AUTOMOTIVE - 1.9%
Adient plc *	34,324	728,355
Aptiv plc	5,583	538,704
Bayerische Motoren Werke AG	7,253	495,767
Fiat Chrysler Automobiles N.V. *	62,304	765,084
Fiat Chrysler Automobiles N.V. *	60,216	740,055
Ford Motor Company @	10,371	80,168
General Motors Company @	27,300	942,669
		4,290,802
BANKING - 0.3%
CIT Group, Inc.	1,355	39,905
Citigroup, Inc.	10,283	425,922
Signature Bank	1,236	99,795
		565,622

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 41.1% (Continued)
BEVERAGES - 0.3%
Coca-Cola Company (The)	13,588	$653,039

BIOTECHNOLOGY & PHARMACEUTICALS - 1.0%
MyoKardia, Inc. *	10,242	2,289,394

CHEMICALS - 1.0%
DuPont de Nemours, Inc.	22,997	1,308,069
Linde plc	4,263	939,309
		2,247,378
DIVERSIFIED INDUSTRIALS - 0.3%
Dover Corporation	5,708	631,933

E-COMMERCE DISCRETIONARY - 1.0%
Alibaba Group Holding Ltd. - ADR *	5,033	1,533,505
Amazon.com, Inc. *	237	719,568
		2,253,073
ELECTRIC UTILITIES - 1.6%
Avangrid, Inc.	3,960	195,386
NextEra Energy, Inc.	9,780	715,994
PNM Resources, Inc.	50,171	2,508,550
		3,419,930
ELECTRICAL EQUIPMENT - 1.3%
Carrier Global Corporation	22,694	757,753
Otis Worldwide Corporation	7,172	439,500
Siemens Energy A.G. *	33,708	738,178
Vontier Corporation *	34,749	998,675
		2,934,106
ENTERTAINMENT CONTENT - 0.2%
Discovery, Inc. * ^	16,919	342,441

FOOD - 0.4%
Mondelez International, Inc.	14,758	783,945

FORESTRY, PAPER & WOOD PRODUCTS - 0.3%
Louisiana-Pacific Corporation	19,443	555,681

HOME CONSTRUCTION - 1.1%
AZEK Company, Inc. (The) *	26,962	901,609
DR Horton, Inc.	10,913	729,097
KB Home	25,111	809,830
		2,440,536
HOUSEHOLD PRODUCTS - 0.4%
Procter & Gamble Company (The)	6,083	833,979

INDUSTRIAL INTERMEDIATE PRODUCTS - 0.4%
Timken Company, (The)	15,065	899,380

INDUSTRIAL SUPPORT SERVICES - 0.1%
WESCO International, Inc. *	4,041	166,651

INSTITUTIONAL FINANCIAL SERVICES - 0.0%
Morgan Stanley	860	41,409

INSURANCE - 0.9%
Willis Towers Watson plc	11,247	2,052,353

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 41.1% (Continued)
LEISURE FACILITIES & SERVICES - 2.3%
Darden Restaurants, Inc. @	12,091	$1,111,405
Dunkin’ Brands Group, Inc.	6,426	640,737
Marriott International, Inc.	1,085	100,775
Marriott Vacations Worldwide Corporation	9,581	925,525
Starbucks Corporation	16,547	1,438,927
Yum China Holdings, Inc.	14,618	778,116
		4,995,485
MACHINERY - 0.9%
Parker-Hannifin Corporation	7,872	1,640,210
Stanley Black & Decker, Inc.	1,450	240,990
		1,881,200
MEDICAL EQUIPMENT & DEVICES - 3.6%
Danaher Corporation	5,520	1,267,061
Envista Holdings Corporation *	27,732	732,679
QIAGEN N.V. *	8,707	413,060
Varian Medical Systems, Inc. *	17,637	3,047,674
Wright Medical Group N.V. * ^	77,875	2,382,196
		7,842,670
METALS & MINING - 1.0%
Barrick Gold Corporation	36,875	985,669
Freeport-McMoRan, Inc.	44,044	763,723
		1,749,392
PUBLISHING & BROADCASTING - 0.1%
TEGNA, Inc.	20,255	243,668

REITS - 0.6%
Weyerhaeuser Company	47,327	1,291,554

RETAIL - CONSUMER STAPLES - 0.5%
Walmart, Inc.	7,620	1,057,275

RETAIL - DISCRETIONARY - 3.8%
Best Buy Company, Inc.	12,783	1,425,944
BMC Stock Holdings, Inc. *	19,744	781,665
Dick’s Sporting Goods, Inc. @	6,882	389,865
Lithia Motors, Inc.	392	89,991
Lowe’s Company, Inc. @	8,329	1,316,815
Tiffany & Company	33,314	4,358,804
		8,363,084
SEMICONDUCTORS - 6.4%
Inphi Corporation *	710	99,230
Marvell Technology Group Ltd. @	13,176	494,232
Maxim Integrated Products, Inc.	66,281	4,616,472
NXP Semiconductors N.V. @	13,500	1,824,120
ON Semiconductor Corporation *	33,529	841,243
QUALCOMM, Inc. @	14,193	1,750,848
Skyworks Solutions, Inc.	4,106	580,137
Texas Instruments, Inc. @	2,613	377,814
Xilinx, Inc.	27,357	3,247,002
		13,831,098
SOFTWARE - 0.9%
Borqs Technologies, Inc. *	61,731	57,225
Microsoft Corporation	7,469	1,512,248
MobileIron, Inc. *	27,517	193,720
Oracle Corporation	5,325	298,786
		2,061,979

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Shares		Value
COMMON STOCKS - 41.1% (Continued)
TECHNOLOGY HARDWARE - 0.5%
Apple, Inc.	9,782		$1,064,869

TECHNOLOGY SERVICES - 0.3%
DXC Technology Company	29,277		539,282
			539,282
TELECOMMUNICATIONS - 0.9%
NII Holdings, Inc. * #	205,893		442,670
T-Mobile US, Inc. *	13,393		1,467,471
			1,910,141
TRANSPORTATION & LOGISTICS - 1.2%
American Airlines Group, Inc. * #	101,283		6,077
Kansas City Southern	4,761		838,602
Norfolk Southern Corporation	5,248		1,097,462
Southwest Airlines Company	12,053		476,455
Union Pacific Corporation	1,487		263,481
			2,682,077
TRANSPORTATION EQUIPMENT - 1.4%
Cummins, Inc. @	9,196		2,022,108
Navistar International Corporation *	16,355		705,064
PACCAR, Inc.	3,063		261,519
			2,988,691
TOTAL COMMON STOCKS (Cost - $88,659,422)			89,040,300

CLOSED END FUND - 1.3%
Altaba, Inc. #	193,882		2,747,308
TOTAL CLOSED END FUND (Cost - $3,805,238)

EXCHANGE-TRADED FUNDS - 2.6%
EQUITY FUNDS - 1.3%
Invesco S&P 500 Equal Weight ETF	6,062		651,726
SPDR S&P 500 ETF Trust	1,162		379,439
SPDR S&P Homebuilders ETF	15,518		806,626
SPDR S&P Regional Banking ETF	10,380		427,137
SPDR S&P Retail ETF	11,727		584,474
			2,849,402
FIXED INCOME FUNDS - 1.3%
SPDR Blackstone / GSO Senior Loan ETF ^	64,092		2,836,712

TOTAL EXCHANGE-TRADED FUNDS - (Cost - $6,007,770)			5,686,114

		Expiration Date
RIGHTS - 0.0%
Alder BioPharmaceuticals, Inc. * #	10,079	12/31/2024	10,079
Nexstar Broadcasting Group, Inc. * #	87,600	Perpetual	4,380
Pan American Silver Corporation *	41,375	3/19/2049	29,790
TOTAL RIGHTS (Cost - $73,259)			44,249

WARRANTS - 0.0%
Borqs Technologies, Inc. *	105,552	8/19/2022	3,293
Churchill Capital Corporation III *	10,004	3/2/2027	12,705
TOTAL WARRANTS (Cost - $26,975)			15,998

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Counterparty	Contracts**	Notional Value	Exercise Price	Expiration Date		Value
PURCHASED OPTIONS - 0.3%
PURCHASED CALL OPTIONS - 0.1%
Cummins, Inc.	JP Morgan	32	$736,000	$230.00	11/20/2020		$13,440
Ford Motor Company	JP Morgan	405	344,250	8.50	11/20/2020		4,860
iShares Russell 2000 ETF	JP Morgan	167	2,722,100	163.00	12/18/2020		56,947
Lowe’s Companies, Inc.	JP Morgan	84	1,554,000	185.00	11/20/2020		4,284
Marvell Technology Group Ltd.	JP Morgan	155	620,000	40.00	12/18/2020		27,125
TOTAL PURCHASED CALL OPTIONS (Cost - $227,878)							106,656

PURCHASED PUT OPTIONS - 0.2%
S&P 500 Index	JP Morgan	24	8,040,000	3,350.00	12/18/2020		447,000
TOTAL PURCHASED PUT OPTIONS (Cost - $418,177)
TOTAL PURCHASED OPTIONS (Cost - $646,055)							553,656

				Shares	Interest Rate %
SHORT-TERM INVESTMENT - 37.9%
MONEY MARKET FUND - 37.9%
Fidelity Government Portfolio - Class Institutional				82,000,800	0.010	+	82,000,800
TOTAL SHORT-TERM INVESTMENT (Cost - $82,000,800)

COLLATERAL FOR SECURITIES LOANED - 2.6%
HSBC US Government Money Market Fund - Class I !				5,585,545	0.023	+	5,585,545
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $5,585,545)

TOTAL INVESTMENTS - 85.8% (Cost - $186,805,064)							$185,673,970
OTHER ASSETS IN EXCESS OF LIABILITIES - 14.2%							30,904,355
NET ASSETS - 100.0%							$216,578,325

ADR- American Depositary Receipt.

ETF - Exchange Traded Fund

Perpetual - Perpetual bonds or rights are fixed income instruments without defined maturity dates.

plc - Public Limited Company

REITS - Real Estate Investment Trusts

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of October 31, 2020.

#	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total value of such securities is $3,210,514 or 1.48% of net assets as of October 31, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,465,358 at October 31, 2020.

@	Subject to Options Written

!	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Security	Counterparty	Contracts**	Notional Value	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS - (0.2)%
WRITTEN CALL OPTIONS - (0.2)%
Cummins, Inc.	JP Morgan	32	$768,000	$240.00	11/20/2020	$7,200
Darden Restaurants, Inc.	JP Morgan	65	650,000	100.00	11/20/2020	11,375
Dick’s Sporting Goods, Inc.	JP Morgan	37	240,500	65.00	11/20/2020	1,665
General Motors Company	JP Morgan	84	294,000	35.00	11/20/2020	13,440
General Motors Company	JP Morgan	84	306,600	36.50	11/20/2020	8,400
iShares Russell 2000 ETF	JP Morgan	167	2,839,000	170.00	12/18/2020	25,384
Lowe’s Companies, Inc.	JP Morgan	126	2,520,000	200.00	11/20/2020	2,016
NXP Semiconductor N.V.	JP Morgan	52	754,000	145.00	11/20/2020	10,660
QUALCOMM, Inc.	JP Morgan	42	567,000	135.00	11/20/2020	9,114
S&P 500 Index	JP Morgan	24	8,040,000	3,350.00	12/18/2020	257,520
Texas Instruments, Inc.	JP Morgan	32	512,000	160.00	11/20/2020	1,696
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $622,664)						348,470

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Counterparty	Contracts**	Notional Value	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS - (0.2)% (Continued)
WRITTEN PUT OPTIONS - (0.0)%
Cummins, Inc.	JP Morgan	32	$672,000	$210.00	11/20/2020	$22,400
Ford Motor Company	JP Morgan	405	283,500	7.00	11/20/2020	5,670
Marvell Technology Group Ltd.	JP Morgan	155	542,500	35.00	12/18/2020	27,900
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $44,690)						55,970
TOTAL WRITTEN OPTIONS (Premiums Received - $667,354)						404,440

				Shares
SECURITIES SOLD SHORT * - (20.5)%
COMPUTERS - (0.7)%
AeroVironment, Inc.				176		13,439
General Dynamics Corporation				4,048		531,624
L3Harris Technologies, Inc.				215		34,639
Northrop Grumman Corporation				119		34,489
Textron, Inc.				23,071		825,942
						1,440,133
APPAREL & TEXTILE PRODUCTS - (0.0)%
Wolverine World Wide, Inc.				603		16,082

ASSET MANAGEMENT - (0.0)%
Ameriprise Financial, Inc.				234		37,634
Raymond James Financial, Inc.				495		37,838
						75,472
BANKING - (0.0)%
First Citizens BancShares, Inc.				109		50,434
Flagstar Bancorp, Inc.				396		11,623
						62,057
BIOTECHNOLOGY & PHARMACEUTICALS - (0.0)%
Arrowhead Pharmaceuticals, Inc.				822		47,101

CABLE & SATELLITE - (0.2)%
Comcast Corporation				7,671		324,023

CHEMICALS - (0.3)%
Balchem Corporation				86		8,596
International Flavors & Fragrances, Inc.				6,489		666,161
						674,757
COMMERCIAL SUPPORT SERVICES - (0.0)%
AMN Healthcare Services, Inc.				331		21,608
FTI Consulting, Inc.				344		33,870
HMS Holdings Corporation				541		14,401
						69,879
CONSTRUCTION MATERIALS - (0.3)%
Martin Marietta Materials, Inc.				2,303		613,404

CONSUMER SERVICES - (0.0)%
Grand Canyon Education, Inc.				234		18,339
Service Corporation International				856		39,641
						57,980
DIVERSIFIED INDUSTRIALS - (0.7)%
3M Company				3,376		540,025
Emerson Electric Company				12,812		830,089
Honeywell International, Inc.				224		36,949
ITT, Inc.				461		27,895
						1,434,958

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Shares	Value
SECURITIES SOLD SHORT * - (20.5)% (Continued)
ELECTRIC UTILITIES - (0.0)%
NRG Energy, Inc.	1,190	$37,628

ELECTRICAL EQUIPMENT - (0.0)%
SPX Corporation	265	11,233

ENGINEERING & CONSTRUCTION - (0.0)%
AECOM	843	37,800

ENTERTAINMENT CONTENT - (0.1)%
Electronic Arts, Inc.	1,727	206,946

EXCHANGE-TRADED FUNDS - (7.3)%
Consumer Discretionary Select Sector SPDR Fund	5,772	825,223
Consumer Staples Select Sector SPDR Fund	22,427	1,396,305
Financial Select Sector SPDR Fund	16,858	402,232
Health Care Select Sector SPDR Fund	25,550	2,597,413
iShares Russell 2000 ETF	39,785	6,090,686
iShares U.S. Real Estate ETF	34,357	2,663,011
SPDR S&P 500 ETF Trust	6,572	2,146,021
		16,120,891
FOOD - (0.5)%
General Mills, Inc.	10,709	633,116
McCormick & Co, Inc.	2,790	503,623
		1,136,739
GAS & WATER UTILITIES - (0.0)%
Essential Utilities, Inc.	891	36,709

HEALTH CARE FACILITIES & SERVICES - (0.3)%
Anthem, Inc.	132	36,010
Cigna Corporation	222	37,067
CVS Health Corporation	9,185	515,187
Encompass Health Corporation	502	30,778
HCA Healthcare, Inc.	291	36,066
Syneos Health, Inc.	661	35,086
		690,194
HOUSEHOLD PRODUCTS - (0.4)%
Clorox Company (The)	1,548	320,823
Colgate-Palmolive Company	6,252	493,220
		814,043
INDUSTRIAL SUPPORT SERVICES - (0.2)%
Fastenal Company	9,770	422,357

INSTITUTIONAL FINANCIAL SERVICES - (1.0)%
Morgan Stanley	46,376	2,233,004

INSURANCE - (1.0)%
Aon plc	12,041	2,215,664
eHealth, Inc.	411	27,582
		2,243,246
INTERNET MEDIA & SERVICES - (0.1)%
Uber Technologies, Inc.	9,234	308,508

LEISURE FACILITIES & SERVICES - (0.2)%
Marriott International, Inc.	1,085	100,775
Royal Caribbean Cruises Ltd.	3,308	186,637
Wyndham Hotels & Resorts, Inc.	737	34,278
		321,690

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Shares	Value
SECURITIES SOLD SHORT * - (20.5)% (Continued)
LEISURE PRODUCTS - (0.0)%
Callaway Golf Company	1,080	$16,729
Hasbro, Inc.	451	37,307
		54,036
MACHINERY - (0.3)%
Hillenbrand, Inc.	344	10,062
Ingersoll Rand, Inc.	17,843	623,434
		633,496
MEDICAL EQUIPMENT & DEVICES - (0.1)%
Becton Dickinson and Company	161	37,212
BioTelemetry, Inc.	353	15,031
Boston Scientific Corporation	966	33,105
Haemonetics Corporation	336	33,966
Medtronic plc	364	36,607
Teleflex, Inc.	111	35,323
		191,244
OIL & GAS PRODUCERS - (0.2)%
Exxon Mobil Corporation	9,602	313,217

REITS - (0.2)%
American Tower Corporation	936	214,952
SBA Communications Corporation	552	160,284
		375,236
RENEWABLE ENERGY - (0.0)%
EnerSys	191	13,676

RETAIL - DISCRETIONARY - (0.6)%
Builders FirstSource, Inc.	11,512	348,813
Group 1 Automotive, Inc.	149	15,806
Lululemon Athletica, Inc.	647	206,581
O’Reilly Automotive, Inc.	570	248,862
TJX Company, Inc. (The)	7,012	356,210
		1,176,272
SEMICONDUCTORS - (4.0)%
Advanced Micro Devices, Inc.	47,599	3,583,729
Analog Devices, Inc.	41,477	4,916,269
Intel Corporation	1,272	56,324
		8,556,322
SOFTWARE - (0.1)%
CDK Global, Inc.	711	30,644
Zoom Video Communications, Inc.	297	136,890
		167,534
SPECIALTY FINANCE - (0.0)%
Walker & Dunlop, Inc.	169	10,627

TECHNOLOGY HARDWARE - (0.4)%
Cisco Systems, Inc.	14,861	533,510
Cubic Corporation	451	26,659
Hewlett Packard Enterprise Company	27,325	236,088
		796,257

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Security	Shares	Value
SECURITIES SOLD SHORT * - (20.5)% (Continued)
TECHNOLOGY SERVICES - (0.9)%
Accenture plc	4,081	$885,210
Automatic Data Processing, Inc.	1,935	305,653
Fiserv, Inc.	5,211	497,494
Global Payments, Inc.	212	33,441
International Business Machines Corporation	650	72,579
Perficient, Inc.	298	11,670
Science Applications International Corporation	470	35,894
		1,841,941
TELECOMMUNICATIONS - (0.3)%
AT&T, Inc.	4,152	112,187
Verizon Communications, Inc.	9,557	544,653
		656,840
TRANSPORTATION EQUIPMENT - (0.1)%
Westinghouse Air Brake Technologies Corporation	5,230	310,139

WHOLESALE - DISCRETIONARY - (0.0)%
LKQ Corporation	1,303	41,683

TOTAL SECURITIES SOLD SHORT - (Proceeds - $44,499,601)		$44,575,354

ETF - Exchange Traded Fund

plc - Public Limited Company

REITs - Real Estate Investment Trusts

*	Non-Income producing security.

**	Each Written Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

TOTAL RETURN SWAPS
		Notional Value at		Maturity	Unrealized Appreciation/
Reference Entity	Counterparty	October 31, 2020	Interest Rate	Date	(Depreciation)
LONG TOTAL RETURN SWAPS
JPGWCYDE #	JPMorgan	$2,959,517	1 mo. LIBOR + 0.700%	8/1/2024	$95,488
JPPQGRO +	JPMorgan	1,006,214	1 mo. LIBOR + 0.700%	8/1/2024	(23,263)
NET UNREALIZED GAIN FROM LONG TOTAL RETURN SWAPS					72,225

SHORT TOTAL RETURN SWAPS
Faurecia SE	JPMorgan	(228,103)	EONIA - 0.400%	8/1/2024	66,773
JP1CND ++	JPMorgan	(1,049,349)	Fed Fund - 0.400%	8/1/2024	(6,173)
JP1STP +++	JPMorgan	(2,233,435)	Fed Fund - 0.400%	8/1/2024	97,551
JPGWGGQS ##	JPMorgan	(4,997,172)	Fed Fund - 0.400%	8/1/2024	176,678
Peugeot SA	JPMorgan	(1,351,911)	EONIA - 0.400%	8/1/2024	420,273
NET UNREALIZED GAIN FROM SHORT TOTAL RETURN SWAPS					755,102
NET UNREALIZED GAIN FROM TOTAL RETURN SWAPS					$827,327

EONIA - Euro Overnight Index Average

#	Total return swap with JPMorgan Chase. The swap provides exposure to the total returns on a basket of common stock that is calculated on a daily basis. Under the terms of the swap, the Sub-Adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on August 25, 2020 and is reset on a monthly basis. The swap has a termination date of August 1, 2024, unless earlier terminated. In addition, the Fund will receive the total return on the basket of securities, including dividends and provide a fee to JPMorgan, in the amount of 1 month LIBOR plus 70 bps.

##	Total return swap with JPMorgan Chase. The swap provides exposure to the total returns on a basket of common stock that is calculated on a daily basis. Under the terms of the swap, the Sub-Adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on August 4, 2020 and is reset on a monthly basis. The swap has a termination date of August 1, 2024, unless earlier terminated. In addition, the Fund will receive the total return on the basket of securities, including dividends and provide a fee to JPMorgan, in the amount of Fed Funds minus 40 bps.

+	Total return swap with JPMorgan Chase. The swap provides long exposure to the total returns of the JP Morgan iDex U.S. Growth Top Rank Index and short exposure to the total returns of the JP Morgan iDex U.S. Growth Bottom Rank Index. Under the terms of the swap, the Sub-Adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on October 26, 2020 and is reset on a monthly basis. The swap has a termination date of August 1, 2024, unless earlier terminated. In addition, the Fund will receive the total return on the Index, including dividends and provide a fee to JPMorgan, in the amount of 1 month LIBOR plus 70 bps.

++	Total return swap with JPMorgan Chase. The swap provides exposure to the total returns of the JP Morgan iDex U.S. Consumer Discretionary USD Index. Under the terms of the swap, the Sub-Adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on August 18, 2020 and is reset on a monthly basis. The swap has a termination date of August 1, 2024, unless earlier terminated. In addition, the Fund will receive the total return on the Index, including dividends and provide a fee to JPMorgan, in the amount of Fed Fund minus 40 bps.

+++	Total return swap with JPMorgan Chase. The swap provides exposure to the total returns of the JP Morgan iDex U.S. Consumer Staples USD Index. Under the terms of the swap, the Sub-Adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on August 26, 2020 and is reset on a monthly basis. The swap has a termination date of August 1, 2024, unless earlier terminated. In addition, the Fund will receive the total return on the Index, including dividends and provide a fee to JPMorgan, in the amount of Fed Fund minus 40 bps.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

Portfolio Composition * - (Unaudited)
Short-Term Investment	42.0%	Utilities	1.8%
Consumer Discretionary	12.4%	Consumer Staples	1.7%
Technology	10.7%	Closed-End Fund	1.4%
Financials	6.6%	Communications	1.3%
Health Care	6.3%	Real Estate	0.7%
Industrials	6.2%	Purchased Options	0.3%
Exchange Traded Funds	3.2%	Rights	0.0%
Collateral for Securities Loaned	2.9%	Warrants	0.0%
Materials	2.5%	Total	100.0%

*	Based on total value of investments as of October 31, 2020

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2020

JPGWCYDE Top 50 Holdings ^
Reference Entity	Shares	% of Basket Swap	Value
JPGWCYCL	56,541	51.7%	$2,939,188
JPGWDEFN	57,424	48.3%	2,750,866
			5,690,054

JPGWGGQS Top 50 Holdings ^
Reference Entity	Shares	% of Basket Swap	Value
Abbott Laboratories	429	0.9%	$45,116
Analog Devices, Inc.	564	1.3%	66,852
Archer-Daniels-Midland Company	1,058	1.0%	48,940
AT&T, Inc.	2,245	1.2%	60,652
Autodesk, Inc.	161	0.8%	37,805
Boston Scientific Corporation	1,354	0.9%	46,396
Bristol-Myers Squibb Company	1,083	1.3%	63,309
Catalent, Inc.	452	0.8%	39,648
Consolidated Edison, Inc.	671	1.1%	52,644
Corteva, Inc.	1,343	0.9%	44,291
DuPont De Nemours, Inc.	693	0.8%	39,445
Edison International	762	0.9%	42,713
Entergy Corporation	401	0.8%	40,601
Facebook, Inc. - Class A	162	0.9%	42,708
Fidelity National Information Services	365	0.9%	45,438
Fifth Third Bancorp	1,879	0.9%	43,622
Ford Motor Company	5,710	0.9%	44,137
General Motors Company	1,318	0.9%	45,520
GlaxoSmithKline plc - ADR	1,402	0.9%	46,847
Horizon Therapeutics plc	548	0.8%	41,050
Incyte Corporation	507	0.9%	43,910
Ingersoll Rand, Inc.	1,110	0.8%	38,797
International Business Machines Corporation	538	1.2%	60,119
International Paper Company	1,074	0.9%	46,968
Johnson Controls International plc	1,152	1.0%	48,633
Kellogg Company	675	0.8%	42,437
Keurig Dr. Pepper, Inc.	1,848	1.0%	49,702
Kraft Heinz Company	1,592	1.0%	48,693
L3Harris Technologies, Inc.	264	0.9%	42,576
Medtronic plc	441	0.9%	44,344
Metlife, Inc.	1,006	0.8%	38,074
Microchip Technology, Inc.	431	0.9%	45,267
Mondelez International, Inc.	952	1.0%	50,568
Netflix, Inc.	129	1.2%	61,290
NXP Semiconductors NV	374	1.0%	50,482
Oracle Corporation	1,165	1.3%	65,388
PPL Corporation	1,719	0.9%	47,275
Public Service Enterprise Group	912	1.1%	53,027
Raytheon Technologies Corporation	891	1.0%	48,409
Republic Services, Inc.	513	0.9%	45,188
Royal Dutch Shell plc - Class A	2,230	1.1%	56,987
Sony Corporation - ADR	849	1.4%	71,048
Total SE - ADR	1,690	1.0%	51,251
Toyota Motor Corporation - ADR	355	0.9%	46,609
Twilio, Inc.	149	0.8%	41,638
Twitter, Inc.	1,157	1.0%	47,857
Tyson Foods, Inc. - Class A	746	0.9%	42,670
Verizon Communications, Inc.	936	1.1%	53,357
Welltower, Inc.	802	0.9%	43,122
Weyerhaeuser Company	1,540	0.8%	42,030
			2,405,450

^	The make up of the underlying index and the total positions will not correlate to the notional value presented for the total return swaps due to timing of contracts opened and closed in the index. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Following a volatile first half of the fiscal year where REITs, along with nearly all asset classes around the globe, precipitously declined, and then the asset class broadly rebounded. Investors cheered the reopening of states, the continued unprecedented central bank support, slowing virus cases, and stronger than anticipated economic data. In the final month of the fiscal year, volatility once again remerged. Investor confidence of a smooth economic rebound dwindled near the end of the most recent fiscal quarter as concerns of a second wave of the Coronavirus causing states to reintroduce stay at home orders dampened the rebound. Also adding to pessimism was the lack of progress toward another stimulus package as well as election uncertainty. During the fiscal year REITs, as measured by the Dow Jones US Real Estate Total Return Index, fell 14.7 percent.

Allocation Review

The Sub- Adviser focuses on real estate-oriented companies with competitive advantages that it believes are able to increase net operating income, independent of what is happening in the economy. Given this bias, the Fund generally gravitates away from cyclical sectors, which strongly contributed to Fund performance over the fiscal year. Specifically, the Fund had eliminated the exposure to some of the worst-performing property sectors in early January, which were the office REIT, shopping center REIT, and retail REIT sectors. These sectors have been adversely affected by the shutdowns imposed due to the coronavirus. Even though much of the country opened in the third fiscal quarter of this year, many companies were allowing employees to work remotely and consumers are hesitant to visit physical storefronts when online shopping is often a more convenient and health-conscious solution. The Fund also strongly benefited from its largest exposures and largest relative overweights, which were dedicated to the industrial and data center REIT sectors. On the other hand, the Fund’s overweight to casino and gaming detracted from Fund performance.

Holdings Insights

As previously mentioned, the Fund received strong contributions from data center REITs. These positions were largely insulated from the pandemic sell-off in second fiscal quarter. The reliance on data substantially increased as stay-at-home orders forced employees to work remotely and children to attend school from home. Not only did it drive these REITs higher, but it may also have emphasized its vital and expanding role in an increasingly digital economy. Although the need for data did not wane over the second half of the fiscal year, the Sub-Adviser performed some profit taking in October. Two data centers within this sector that contributed to Fund performance were GDS Holdings Inc. (GDS) (holding weight*: 6.67 percent) and CyrusOne Inc. (CONE) (holding weight*: 3.15 percent). These positions increased 79.7 percent and 14.6 percent, respectively since being added into the Fund in early January. The Fund also received positive contributions from the tower REIT sector, as American Tower REIT (AMT) (holding weight*: 9.50 percent), an owner and operator of wireless and broadcast communications infrastructure, rose 7.2 percent for the full fiscal year As the trend for e-commerce proliferated amid the self-imposed lockdowns, industrial REITs with a focus on last mile delivery thrived. Two holdings that benefited from this trend throughout the fiscal year were Rexford Industrial Realty Inc. (REXR) (holding weight*:2.01 percent) and Prologis Inc. (PLD) (holding weight*: 1.97 percent). PLD rose 13.4 percent, while REXR added 3.3 percent over the fiscal year. Another contributor from the industrials sector was Innovative Industrial Properties Inc. (IIPR) (holding weight*: 2.93 percent). IIPR is an industrial REIT that focuses on leasing to tenants in the regulated medical-use cannabis industry. Cannabis is only legal in some states but more and more states are changing their stance, vastly increasing revenue opportunities for these cannabis-related companies. In the upcoming election, five more states have cannabis legalization on the ballot. Since being added to the Fund in January, IIPR rose 60.6 percent.

The Fund received negative detractions from Fund performance from casino and gaming operators such as Las Vegas Sands Corp. (LVS) (holding weight*: 0.83 percent) and Wynn Resorts (WYNN) (holding weight**: 0.85 percent). These holdings struggled amid government-issued mandates and fear dissuading consumers from visiting properties leading to a decline of 29.7 percent and 48.9 percent, respectively since being added to the Fund in January. As the shutdowns adversely affected the gambling revenue from casinos, consumers turned to online gambling. The Sub-Adviser identified this trend and added Caesars Entertainment Inc. (CZR) (holding weight*: 6.63 percent) and MGM Resorts International (MGM) (holding weight*: 0.96 percent). Both of these companies have strategic partnerships or have made acquisitions with establish online gambling companies to help further expand into this growing market. Since being added to the Fund, these positions have had mixed results as CZR added 0.3 percent and MGM decreased 5.3 percent.

Sub-Adviser Outlook

The Sub-Adviser believes that although there may be a COVID-19 vaccine on the horizon, the Coronavirus pandemic has resulted in permanent social and behavioral changes that may have lasting impacts on the real estate market. These include, but are not limited to, the rapid acceleration of the digital economic expansion, further adoption of e-commerce as customers realize the benefits and convenience of shopping online, employers allowing work from home, and a sea change of demographic flow that is reversing urbanization. The Sub-Adviser believes that these changes have and will continue to have lasting adverse effects on retail and office REITs and a positive impact on the future growth of data center, infrastructure, and manufactured housing REITs, to name a few. Given the Sub-Adviser’s emphasis on owning companies with competitive advantages, the Sub-Adviser is optimistic in navigating the mercurial real estate space in the coming fiscal quarter and year.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2020

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	(0.02)%	6.25%	9.05%
Class A with load of 5.75%	(6.03)%	4.74%	8.14%
Class A without load	(0.28)%	6.00%	8.78%
Class C	(1.08)%	5.19%	7.96%
Dow Jones US Real Estate Total Return Index **	(14.72)%	4.71%	7.93%
FTSE NAREIT All REITs Index	(17.00)%	4.26%	8.09%
Morningstar Real Estate Category	(17.58)%	2.53%	6.83%

(a)	Total Returns are calculated based on traded NAVs.

**	Change in Fund’s benchmark due to the implementation of the Sub-Adviser’s investment strategy primarily using the new benchmark index. As a result, the Fund’s performance is compared to both indices in the table above. The Dow Jones US Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.42% for Class N, 2.42% for Class C and 1.67% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2020

Security	Shares	Value
COMMON STOCKS - 40.6%
ASSET MANAGEMENT - 2.0%
Brookfield Infrastructure Corporation	25,101	$1,367,252

ELECTRIC UTILITIES - 3.9%
Brookfield Renewable Corporation	39,691	2,650,168

LEISURE FACILITIES & SERVICES - 10.2%
Caesars Entertainment, Inc. * ^	103,069	4,619,552
Drive Shack, Inc. * ^	714,895	1,050,896
Las Vegas Sands Corporation	12,035	578,402
MGM Resorts International	32,497	668,463
		6,917,313
SPECIALTY FINANCE - 6.1%
Fortress Transportation and Infrastructure Investors, LLC	264,957	4,170,423

TECHNOLOGY SERVICES - 4.8%
CoStar Group, Inc. *	3,964	3,264,790

TELECOMMUNICATIONS - 13.6%
21Vianet Group, Inc. - ADR *	5,621	129,058
Chindata Group Holdings Ltd. - ADR *	20,333	283,442
GDS Holdings Ltd. - ADR * ^	55,265	4,644,471
Switch, Inc.	294,083	4,134,807
		9,191,778
TOTAL COMMON STOCKS (Cost - $26,848,325)		27,561,724

REITS - 59.9%
DATA CENTER - 9.3%
CyrusOne, Inc. ^	30,853	2,192,106
Equinix, Inc.	3,604	2,635,389
QTS Realty Trust, Inc. ^	24,281	1,493,524
		6,321,019
INDUSTRIAL - 12.3%
Americold Realty Trust ^	38,258	1,386,087
Innovative Industrial Properties, Inc. ^	17,512	2,042,425
Prologis, Inc.	13,860	1,374,912
Rexford Industrial Realty, Inc. ^	30,213	1,403,696
Terreno Realty Corporation	37,415	2,105,716
		8,312,836
INFRASTRUCTURE - 20.9%
American Tower Corporation	28,811	6,616,446
Crown Castle International Corporation	30,845	4,817,989
SBA Communications Corporation	9,513	2,762,290
		14,196,725
MULTI ASSET CLASS - 1.4%
Colony Capital, Inc. ^	260,000	925,600

OFFICE - 5.9%
Alexandria Real Estate Equities, Inc. ^	26,431	4,004,825

RESIDENTIAL - 10.1%
American Homes 4 Rent	27,572	779,461
Equity LifeStyle Properties, Inc.	30,713	1,817,903
Invitation Homes, Inc. ^	85,878	2,341,034
Sun Communities, Inc.	13,729	1,889,522
		6,827,920
TOTAL REITS (Cost - $34,953,677)		40,588,925

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Continued)
October 31, 2020

		Interest
Security	Shares	Rate %	Value
COLLATERAL FOR SECURITIES LOANED - 23.2%
Mount Vernon Prime Portfolio #	15,743,029	0.160 +	$15,743,029
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $15,743,029)

TOTAL INVESTMENTS - 123.7% (Cost - $77,545,031)			$83,893,678
LIABILITIES IN EXCESS OF OTHER ASSETS - (23.7)%			(16,052,407)
TOTAL NET ASSETS - 100.00%			$67,841,271

ADR - American Depositary Receipt.

LLC - Limited Liability Company

REITs - Real Estate Investment Trusts

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $15,109,492 at October 31, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Real Estate	48.4%	Financials	6.6%
Collateral for Securities Loaned	18.8%	Technology	3.9%
Communications	11.0%	Utilities	3.1%
Consumer Discretionary	8.2%	Total	100.0%

*	Based on total value of investments as of October 31, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2020

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$83,000,521	$180,007,784	$97,190,886	$47,350,912	$79,906,230	$57,014,666	$77,351,013
Investments in securities, at value	$84,515,351	$172,501,544	$97,267,074	$47,474,403	$96,305,932	$59,225,008	$164,628,650
Cash	3,055,555	405,215	4,436,673	2,162,267	1,791,599	480,994	2,576,423
Foreign currency, at value (cost $577,519)	—	—	—	576,108	—	—	—
Deposits with brokers (a)	—	—	—	424,143	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	373,385	—	—	—
Unrealized appreciation on futures	—	—	—	89,040	—	—	—
Unrealized appreciation on swap contracts	—	—	—	26,989	—	—	—
Receivable for securities sold	816,524	1,683,616	135,011	—	2,246,860	—	—
Interest and dividends receivable	424,137	584,615	1,393,597	591,587	156,184	28,468	15,383
Receivable for Fund shares sold	4,313	10,737	5,943	3,751	25,404	23,027	19,649
Prepaid expenses and other assets	15,657	22,462	15,155	23,224	17,392	66,629	22,931
Total Assets	88,831,537	175,208,189	103,253,453	51,744,897	100,543,371	59,824,126	167,263,036

Liabilities:
Payable for securities purchased	1,814,790	10,524,220	431,046	27,387	2,098,238	—	692,076
Payable for Fund shares redeemed	84,691	393,282	228,038	74,263	68,464	40,359	3,553,584
Payable to broker	—	—	—	260,000	—		—
Distributions payable	747	2,664	5,843	234	—	—	—
Payable upon return of securities loaned	14,414,493	2,056,793	2,648,549	1,968,855	3,920,117	6,248,698	12,361,094
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	36,702	—	—	—
Unrealized depreciation on futures	—	—	—	9,725	—	—	—
Premiums received on swap contracts	—	—	—	58,466	—	—	—
Payable to adviser	29,435	83,258	51,225	25,132	53,787	30,681	89,212
Payable to sub-adviser	13,133	19,878	20,064	9,109	44,587	4,656	63,860
Payable for distribution fees	5,487	6,020	16,557	696	10,833	4,517	23,565
Payable for administration fees	30,208	32,582	19,202	1,152	10,744	6,321	11,711
Payable for fund accounting fees	2,690	7,587	6,300	1,385	2,804	2,380	4,924
Payable for transfer agent fees	4,927	8,034	—	374	5,564	5,586	6,479
Payable for custody fees	5,475	12,370	3,430	14,904	2,063	1,386	1,217
Payable for third party administrative servicing fees	845	1,244	1,774	1,042	1,053	871	2,628
Accrued expenses and other liabilities	19,330	19,299	23,045	7,531	16,055	15,873	17,456
Total Liabilities	16,426,251	13,167,231	3,455,073	2,496,957	6,234,309	6,361,328	16,827,806

Net Assets	$72,405,286	$162,040,958	$99,798,380	$49,247,940	$94,309,062	$53,462,798	$150,435,230

Net Assets:
Paid in capital	$72,376,087	$180,951,684	$108,630,926	$49,538,365	$77,545,587	$57,569,614	$61,140,255
Accumulated earnings (loss)	29,199	(18,910,726)	(8,832,546)	(290,425)	16,763,475	(4,106,816)	89,294,975
Net Assets	$72,405,286	$162,040,958	$99,798,380	$49,247,940	$94,309,062	$53,462,798	$150,435,230

Net Asset Value Per Share
Class N Shares:
Net Assets	$61,029,082	$135,535,672	$83,008,795	$41,346,429	$73,556,500	$42,444,469	$108,816,214
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,227,082	15,234,980	9,351,736	4,568,531	5,416,306	3,564,731	3,232,125
Net asset value, offering and redemption price per share	$14.44	$8.90	$8.88	$9.05	$13.58	$11.91	$33.67

Class A Shares:
Net Assets	$8,490,199	$19,705,099	$12,126,835	$6,722,000	$16,855,341	$8,954,648	$31,204,892
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	588,855	2,216,948	1,351,847	750,280	1,248,876	765,426	950,316
Net asset value and redemption price per share *	$14.42	$8.89	$8.97	$8.96	$13.50	$11.70	$32.84
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.10	$9.31	$9.39	$9.38	$14.32	$12.41	$34.84
Class C Shares:
Net Assets	$2,886,005	$6,800,187	$4,662,750	$1,179,511	$3,897,221	$2,063,681	$10,414,124
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	201,627	764,610	527,925	135,102	304,546	205,415	341,352
Net asset value, offering and redemption price per share	$14.31	$8.89	$8.83	$8.73	$12.80	$10.05	$30.51

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2k in the notes for the breakout by counterparty.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2020

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Assets:
Investments in securities, at cost	$43,247,185	$76,494,550	$123,001,772	$27,618,213	$144,208,892	$186,805,064	$77,545,031
Investments in securities, at value	$56,512,247	$92,008,331	$130,233,103	$29,870,851	$145,343,756	$185,673,970	$83,893,678
Cash	2,177,351	—	704,872	1,290,114	5,840,848	8,559,790	1,335,468
Foreign currency, at value (cost $541,686, $600,292, $831, and $22,345 respectively)	—	541,641	597,562	811	17,958	—	—
Deposit with brokers (a)	—	—	—	225,090	2,351,157	75,391,618	—
Unrealized appreciation on futures	—	—	—	193,850	457,418	—	—
Unrealized appreciation on swap contracts	—	—	—	—	326,237	856,763	—
Premiums paid on swap contracts	—		—		357,697	—	—
Receivable for securities sold	817,519	437,956	813,657	423,868	—	12,884,202	586,437
Interest and dividends receivable	—	83,140	568,483	1,273	450,288	1,717,650	1,063
Receivable for Fund shares sold	9,915	14,946	34,014	7,492	150,426	55,331	282,253
Prepaid expenses and other assets	40,047	16,219	5,992	17,773	15,207	19,467	17,982
Total Assets	59,557,079	93,102,233	132,957,683	32,031,122	155,310,992	285,158,791	86,116,881

Liabilities:
Option contracts written (premiums received $161,586 and $667,354, respectively)	—	—	—	402,800	—	404,440	—
Securities sold short (proceeds $44,499,601)	—	—	—	—	—	44,575,354	—
Line of credit payable	—	252,557	—	—	—	—	—
Foreign currency overdraft (proceeds $2,821,672)	—	—	—	—	—	3,002,401	—
Payable upon return of securities loaned	885,126	3,261,479	8,764,809	423,660	18,515,308	5,585,545	15,743,029
Payable for securities purchased	315,242	564,288	1,895,265	786,621	3,862,353	14,123,995	408,747
Payable for Fund shares redeemed	66,699	89,842	110,650	31,077	291,405	459,811	1,726,477
Distributions Payable	—	—	—	—	3,331	35,313	—
Withholding Payable	—	—	—	—	—	—	4,757
Premiums received on swap contracts	—	—	—	—	1,011,531	24	—
Unrealized depreciation on swap contracts	—	—	—	—	243,581	29,436	—
Unrealized depreciation on futures	—	—	—	281,106	—	—	—
Payable for dividend on short sales	—	—	—	—	—	80,077	—
Payable to adviser	32,812	49,833	70,784	16,913	69,293	119,236	39,283
Payable to sub-adviser	47,778	63,018	105,528	11,297	71,140	48,120	317,339
Payable for distribution fees	12,875	8,510	12,279	3,136	11,329	30,449	848
Payable for administration fees	4,999	13,678	22,545	5,657	9,452	22,542	6,630
Payable for fund accounting fees	1,665	3,936	7,751	1,369	6,373	9,290	2,868
Payable for transfer agent fees	4,425	5,488	4,000	4,195	7,105	9,054	5,847
Payable for custody fees	4,393	27,755	9,807	2,900	2,514	—	1,124
Payable for third party administrative servicing fees	1,829	639	3,692	793	1,038	5,974	1,863
Accrued expenses and other liabilities	17,985	24,854	19,849	17,106	14,843	39,405	16,798
Total Liabilities	1,395,828	4,365,877	11,026,959	1,988,630	24,120,596	68,580,466	18,275,610

Net Assets	$58,161,251	$88,736,356	$121,930,724	$30,042,492	$131,190,396	$216,578,325	$67,841,271

Net Assets:
Paid in capital	$37,383,556	$74,305,748	$113,620,151	$30,483,626	$127,554,626	$223,994,604	$55,412,672
Accumulated earnings (loss)	20,777,695	14,430,608	8,310,573	(441,134)	3,635,770	(7,416,279)	12,428,599
Net Assets	$58,161,251	$88,736,356	$121,930,724	$30,042,492	$131,190,396	$216,578,325	$67,841,271

Net Asset Value Per Share
Class N Shares:
Net Assets	$42,791,963	$70,867,530	$96,238,575	$23,680,051	$110,215,133	$160,250,023	$53,646,577
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,979,343	4,513,997	6,305,913	2,367,438	11,540,570	4,893,207	3,094,608
Net asset value, offering and redemption price per share	$21.62	$15.70	$15.26	$10.00	$9.55	$32.75	$17.34
Class A Shares:
Net Assets	$12,750,163	$14,863,841	$20,938,389	$5,078,481	$17,123,340	$33,156,842	$11,196,283
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	626,287	969,923	1,383,628	513,046	1,796,706	1,052,843	640,976
Net asset value, and redemption price per share *	$20.36	$15.32	$15.13	$9.90	$9.53	$31.49	$17.47
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$21.60	$16.25	$16.05	$10.50	$10.11	$33.41	$18.54
Class C Shares:
Net Assets	$2,619,125	$3,004,985	$4,753,760	$1,283,960	$3,851,923	$23,171,460	$2,998,411
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	170,142	208,574	333,604	136,975	416,993	957,853	183,960
Net asset value, offering and redemption price per share	$15.39	$14.41	$14.25	$9.37	$9.24	$24.19	$16.30

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2k in the notes for the breakout by counterparty.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2020

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$1,813,972	$8,215,603	$5,866,987	$1,444,048	$10,669	$3,904	$10,767
Dividend income	2,913	61,756	—	—	2,229,704	1,079,738	238,379
Securities lending income -net	7,369	2,426	11,680	2,594	15,463	8,259	20,032
Less: Foreign withholding taxes	—	—	—	(21,850)	—	—	—
Total Investment Income	1,824,254	8,279,785	5,878,667	1,424,792	2,255,836	1,091,901	269,178

Operating Expenses:
Investment advisory fees	281,526	1,032,297	604,969	248,976	589,820	358,431	832,915
Sub-advisory fees	168,916	481,739	322,650	186,732	272,224	248,144	448,493
Sub-advisory performance fees	(49,922)	(200,430)	(61,440)	(103,650)	33,302	(98,188)	113,818
Fund accounting fees	10,251	31,766	20,312	8,369	15,267	10,216	21,783
Distribution fees- Class C Shares	26,594	59,702	43,325	9,299	44,147	23,475	94,605
Distribution fees- Class A Shares	18,189	53,309	31,236	13,758	42,746	23,586	68,545
Administration fees	124,462	150,843	101,063	67,818	57,017	42,559	67,036
Registration fees	52,933	44,830	54,854	36,433	50,591	50,303	48,704
Transfer agent fees	24,126	39,960	22,926	17,878	28,582	23,914	36,596
Custodian fees	32,462	44,090	12,279	50,808	9,239	7,786	6,163
Professional fees	19,517	25,082	21,759	17,535	20,604	18,937	23,133
Chief Compliance Officer fees	7,327	21,592	13,356	3,910	10,963	6,629	13,866
Printing and postage expense	15,395	24,458	18,712	11,794	17,561	11,261	21,992
Trustees’ fees	2,815	7,789	5,686	1,748	4,728	3,112	6,649
Insurance expense	917	3,491	1,923	675	1,449	902	1,794
Interest expense	984	985	407	7,047	191	2,438	3,168
Third party administrative servicing fees	2,373	3,244	4,141	1,661	4,491	2,955	9,875
Miscellaneous expenses	7,746	12,147	9,614	5,339	6,826	4,698	8,483
Total Operating Expenses	746,611	1,836,894	1,227,772	586,130	1,209,748	741,158	1,827,618
Less: Fees paid indirectly	—	—	—	—	(3,171)	(49,836)	(4,019)
Net Operating Expenses	746,611	1,836,894	1,227,772	586,130	1,206,577	691,322	1,823,599

Net Investment Income (Loss)	1,077,643	6,442,891	4,650,895	838,662	1,049,259	400,579	(1,554,421)

Realized and Unrealized Gain (Loss) on Investments, Futures, Swap Contracts, Foreign Currency Translations, and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	1,732,785	(7,085,316)	(1,387,495)	425,928	47,474	(5,471,307)	4,881,470
Futures	—	—	—	(610,074)	—	—	—
Swap contracts	—	—	—	(101,057)	—	—	—
Forward foreign currency exchange contracts	—	—	—	(724,118)	—	—	—
Net realized gain (loss)	1,732,785	(7,085,316)	(1,387,495)	(1,009,321)	47,474	(5,471,307)	4,881,470
Net change in unrealized appreciation (depreciation) on:
Investments	(794,965)	(2,136,038)	(571,928)	(1,151,192)	(1,295,063)	(1,228,084)	41,424,027
Futures	—	—	—	64,522	—	—	—
Swap contracts	—	—	—	26,989	—	—	—
Foreign currency translations	—	—	—	(4,644)	—	—	—
Forward foreign currency exchange contracts	—	—	—	345,835	—	—	—
Net change in unrealized appreciation (depreciation)	(794,965)	(2,136,038)	(571,928)	(718,490)	(1,295,063)	(1,228,084)	41,424,027
Net Realized and Unrealized Gain (Loss)	937,820	(9,221,354)	(1,959,423)	(1,727,811)	(1,247,589)	(6,699,391)	46,305,497

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,015,463	$(2,778,463)	$2,691,472	$(889,149)	$(198,330)	$(6,298,812)	$44,751,076

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2020

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Investment Income:
Interest income	$13,424	$6,720	$4,170	$188,644	$2,593,933	$419,607	$6,918
Dividend income	177,559	1,528,649	3,949,027	352,203	131,368	2,163,790	1,383,094
Securities lending income - net	44,351	12,554	49,852	18,243	32,422	31,238	18,281
Less: Foreign withholding taxes	—	(205,175)	(545,166)	(49)	—	(16,607)	(19,541)
Total Investment Income	235,334	1,342,748	3,457,883	559,041	2,757,723	2,598,028	1,388,752

Operating Expenses:
Investment advisory fees	353,214	522,717	838,845	217,610	629,568	1,451,379	393,870
Sub-advisory fees	271,703	361,880	838,845	251,089	581,140	1,339,734	268,239
Sub-advisory performance fees	142,054	273,976	83,973	(62,558)	(88,641)	(814,310)	148,162
Fund accounting fees	9,131	14,803	26,039	5,688	19,497	40,583	11,101
Distribution fees- Class C Shares	24,103	30,823	53,531	15,092	45,337	284,625	27,718
Distribution fees- Class A Shares	28,436	33,665	55,734	14,946	33,662	90,514	26,280
Administration fees	39,540	63,867	126,180	35,631	68,950	121,538	43,617
Registration fees	50,917	50,958	54,940	47,664	56,166	65,995	52,848
Transfer agent fees	22,686	26,795	25,592	20,539	31,090	48,487	25,082
Custodian fees	20,909	107,640	116,171	9,586	11,262	75,921	5,902
Professional fees	19,256	28,146	23,283	17,871	20,373	27,289	19,961
Chief Compliance Officer fees	6,818	9,264	15,720	3,744	12,117	27,782	7,419
Printing and postage expense	13,667	13,613	21,126	9,447	18,669	74,696	17,358
Trustees’ fees	2,737	4,315	7,309	1,004	4,934	9,702	2,997
Insurance expense	903	1,349	2,208	773	1,262	4,478	944
Interest expense	337	2,724	3,347	2,438	362	373	1,438
Third party administrative servicing fees	6,316	3,319	6,080	2,330	6,894	22,110	5,219
Dividend expense on short sales	—	—	—	—	—	1,388,237	—
Broker Fees	—	—	—	—	—	140,223	—
Miscellaneous expenses	4,636	8,217	14,879	3,740	7,738	17,880	4,495
Total Operating Expenses	1,017,363	1,558,071	2,313,802	596,634	1,460,380	4,417,236	1,062,650
Less: Fees paid indirectly	(18,856)	—	(1,524)	—	—	—	—
Net Operating Expenses	998,507	1,558,071	2,312,278	596,634	1,460,380	4,417,236	1,062,650

Net Investment Income (Loss)	(763,173)	(215,323)	1,145,605	(37,593)	1,297,343	(1,819,208)	326,102

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	10,620,310	1,107,962	5,107,536	1,412,793	4,509,986	10,101,372	6,128,969
Futures	—	—	—	(3,157,257)	(1,830,966)	—	—
Purchased options	—	—	—	1,696,385	—	(3,243,326)	—
Securities sold short	—	—	—	—	—	(6,165,791)	184
Written options	—	—	—	(971,020)	—	3,626,762	—
Swap contracts	—	—	—	—	(278,124)	(946,566)	—
Foreign currency transactions	—	(95,974)	(27,666)	44,172	21,228	113,141	—
Net realized gain (loss)	10,620,310	1,011,988	5,079,870	(974,927)	2,422,124	3,485,592	6,129,153
Net change in unrealized appreciation (depreciation) on:		—
Investments	8,033,898	10,340,851	(3,744,350)	(293,536)	(149,555)	(8,854,335)	(5,861,968)
Futures	—	—	—	(318,992)	176,153	—	—
Purchased options	—	—	—	244,080	—	175,946	—
Securities sold short	—	—	—	—	—	5,199,268	—
Written options	—	—	—	(237,467)	—	198,294	—
Swap contracts	—	—	—	—	39,622	974,826	—
Foreign currency translations	—	(2,586)	10,714	15,726	(4,389)	(176,225)	—
Net change in unrealized appreciation (depreciation)	8,033,898	10,338,265	(3,733,636)	(590,189)	61,831	(2,482,226)	(5,861,968)
Net Realized and Unrealized Gain (Loss)	18,654,208	11,350,253	1,346,234	(1,565,116)	2,483,955	1,003,366	267,185

Net Increase (Decrease) in Net Assets Resulting From Operations	$17,891,035	$11,134,930	$2,491,839	$(1,602,709)	$3,781,298	$(815,842)	$593,287

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019

Operations:
Net investment income (loss)	$1,077,643	$1,340,868	$6,442,891	$8,487,775	$4,650,895	$5,490,063	$838,662	$(132,254)	$1,049,259	$937,686
Net realized gain (loss) from investments, futures, swaps and forward foreign currency exchange contracts	1,732,785	113,200	(7,085,316)	(1,573,440)	(1,387,495)	(1,991,065)	(1,009,321)	107,492	47,474	1,944,710
Net change in unrealized appreciation (depreciation) on investments, futures, foreign currency translations, swaps and forward foreign currency exchange contracts	(794,965)	3,618,411	(2,136,038)	(3,869,644)	(571,928)	4,726,623	(718,490)	2,295,850	(1,295,063)	5,655,326
Net Increase (Decrease) in Net Assets Resulting From Operations	2,015,463	5,072,479	(2,778,463)	3,044,691	2,691,472	8,225,621	(889,149)	2,271,088	(198,330)	8,537,722

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	(274,560)	—	—	—
Class A	—	—	—	—	—	—	(45,800)	—	—	—
Class C	—	—	—	—	—	—	(9,090)	—	—	—
Total Distributions Paid
Class N	(949,575)	(1,166,344)	(5,328,056)	(7,355,813)	(3,823,771)	(4,676,120)	(514,559)	(206,819)	(2,138,221)	(2,696,550)
Class A	(133,239)	(145,603)	(743,023)	(929,175)	(543,084)	(597,867)	(72,765)	(16,011)	(567,650)	(634,655)
Class C	(53,743)	(53,076)	(242,384)	(325,188)	(218,910)	(332,845)	(10,799)	(2,165)	(158,781)	(174,020)
Total Distributions to Shareholders	(1,136,557)	(1,365,023)	(6,313,463)	(8,610,176)	(4,585,765)	(5,606,832)	(927,573)	(224,995)	(2,864,652)	(3,505,225)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	34,990,739	18,045,990	33,718,680	39,184,312	21,529,518	19,813,226	20,678,707	6,400,219	28,389,285	9,646,917
Class A	4,193,468	3,282,599	7,185,997	6,544,499	4,070,976	3,165,578	4,067,774	1,348,987	8,035,665	5,417,648
Class C	6,432,644	498,975	3,951,686	3,605,718	1,096,173	918,509	671,601	232,881	1,752,765	1,174,322
Reinvestment of distributions
Class N	942,707	1,159,769	5,311,644	7,342,514	3,798,687	4,652,938	788,679	206,756	2,127,987	2,688,416
Class A	129,509	140,795	720,108	899,214	516,172	565,402	116,057	15,700	521,958	612,304
Class C	51,829	50,669	230,928	318,158	192,957	306,338	20,043	2,165	156,442	171,204
Cost of shares redeemed
Class N	(18,325,009)	(20,749,068)	(53,806,194)	(48,969,779)	(30,929,031)	(30,912,858)	(11,474,732)	(7,278,732)	(16,938,775)	(9,736,416)
Class A	(3,486,843)	(1,616,819)	(9,088,943)	(5,055,411)	(4,588,405)	(4,095,837)	(1,606,257)	(1,024,835)	(7,186,295)	(3,148,530)
Class C	(6,314,796)	(829,785)	(5,498,878)	(2,272,992)	(4,089,688)	(1,318,561)	(923,407)	(229,054)	(2,959,714)	(505,098)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	18,614,248	(16,875)	(17,274,972)	1,596,233	(8,402,641)	(6,905,265)	12,338,465	(325,913)	13,899,318	6,320,767

Total Increase (Decrease) in Net Assets	19,493,154	3,690,581	(26,366,898)	(3,969,252)	(10,296,934)	(4,286,476)	10,521,743	1,720,180	10,836,336	11,353,264

Net Assets:
Beginning of Year	52,912,132	49,221,551	188,407,856	192,377,108	110,095,314	114,381,790	38,726,197	37,006,017	83,472,726	72,119,462
End of Year	$72,405,286	$52,912,132	$162,040,958	$188,407,856	$99,798,380	$110,095,314	$49,247,940	$38,726,197	$94,309,062	$83,472,726

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019

Operations:
Net investment income (loss)	$400,579	$(52,286)	$(1,554,421)	$(1,186,033)	$(763,173)	$(727,691)	$(215,323)	$935,043	$1,145,605	$2,643,268
Net realized gain (loss) from investments, and foreign currency transactions	(5,471,307)	(1,163,298)	4,881,470	4,250,180	10,620,310	(118,043)	1,011,988	(1,023,810)	5,079,870	(4,843,378)
Net change in unrealized appreciation (depreciation) on investments, and foreign currency transactions	(1,228,084)	4,454,208	41,424,027	12,506,512	8,033,898	2,086,493	10,338,265	8,465,885	(3,733,636)	10,789,801
Net Increase (Decrease) in Net Assets Resulting From Operations	(6,298,812)	3,238,624	44,751,076	15,570,659	17,891,035	1,240,759	11,134,930	8,377,118	2,491,839	8,589,691

Distributions to Shareholders From:
Total Distributions Paid
Class N	—	(3,953,207)	(2,555,392)	(4,430,347)	(690,260)	(6,275,235)	(534,182)	(1,006,872)	(2,225,640)	(5,927,318)
Class A	—	(859,290)	(797,547)	(1,226,758)	(198,920)	(2,133,326)	(86,590)	(167,073)	(455,807)	(1,198,236)
Class C	—	(272,184)	(315,113)	(564,922)	(52,820)	(652,365)	(9,790)	(29,750)	(103,682)	(358,199)
Total Distributions to Shareholders	—	(5,084,681)	(3,668,052)	(6,222,027)	(942,000)	(9,060,926)	(630,562)	(1,203,695)	(2,785,129)	(7,483,753)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	25,184,030	9,580,246	32,398,550	21,107,712	13,971,721	13,660,779	24,774,976	10,284,122	31,744,356	18,220,512
Class A	4,862,108	3,224,004	16,798,120	19,065,395	8,378,581	4,059,178	5,953,535	4,738,975	7,148,650	6,588,356
Class C	1,306,703	887,413	3,264,800	2,938,833	770,112	981,344	1,169,903	660,262	1,817,542	1,156,103
Reinvestment of distributions
Class N	—	3,947,325	2,518,739	4,369,570	679,654	5,929,101	531,994	997,722	2,218,149	5,919,259
Class A	—	796,269	701,996	1,096,111	182,948	1,888,425	85,495	162,685	448,520	1,172,202
Class C	—	272,184	290,053	513,630	52,391	648,129	9,428	28,820	102,577	355,855
Cost of shares redeemed
Class N	(21,644,045)	(5,804,339)	(30,649,506)	(17,190,050)	(22,750,347)	(10,930,828)	(22,769,138)	(10,266,820)	(39,253,422)	(12,936,799)
Class A	(4,477,328)	(1,723,295)	(18,669,199)	(12,817,565)	(9,319,647)	(3,921,776)	(5,076,032)	(3,631,729)	(8,979,890)	(3,706,725)
Class C	(1,716,676)	(343,347)	(4,460,374)	(2,573,388)	(1,329,745)	(1,318,920)	(1,949,018)	(732,423)	(3,435,552)	(877,014)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	3,514,792	10,836,460	2,193,179	16,510,248	(9,364,332)	10,995,432	2,731,143	2,241,614	(8,189,070)	15,891,749

Total Increase (Decrease) in Net Assets	(2,784,020)	8,990,403	43,276,203	25,858,880	7,584,703	3,175,265	13,235,511	9,415,037	(8,482,360)	16,997,687

Net Assets:
Beginning of Year	56,246,818	47,256,415	107,159,027	81,300,147	50,576,548	47,401,283	75,500,845	66,085,808	130,413,084	113,415,397
End of Year	$53,462,798	$56,246,818	$150,435,230	$107,159,027	$58,161,251	$50,576,548	$88,736,356	$75,500,845	$121,930,724	$130,413,084

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate
	Fund		Credit Fund		Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019	October 31, 2020	Oct. 31, 2019

Operations:
Net investment income (loss)	$(37,593)	$484,473	$1,297,343	$1,677,487	$(1,819,208)	$(1,442,620)	$326,102	$961,475
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts and foreign currency transactions	(974,927)	3,163,684	2,422,124	367,556	3,485,592	1,741,024	6,129,153	3,193,888
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, and foreign currency translations	(590,189)	(743,996)	61,831	1,672,696	(2,482,226)	5,736,652	(5,861,968)	7,934,838

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,602,709)	2,904,161	3,781,298	3,717,739	(815,842)	6,035,056	593,287	12,090,201

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	(178,934)	—	—	(4,434,069)	(10,187,402)	—	—
Class A	—	(40,574)	—	—	(1,044,734)	(2,350,197)	—	—
Class C	—	(9,272)	—	—	(1,045,165)	(2,424,555)	—	—
Total Other Distributions Paid
Class N	—	(631,590)	(1,583,036)	(1,851,434)	(1,593,496)	—	(2,908,216)	(798,931)
Class A	—	(125,095)	(240,353)	(244,159)	(375,488)	—	(633,067)	(140,920)
Class C	—	(14,866)	(66,771)	(92,505)	(386,677)	—	(191,872)	(23,866)
Total Distributions to Shareholders	—	(1,000,331)	(1,890,160)	(2,188,098)	(8,879,629)	(14,962,154)	(3,733,155)	(963,717)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	7,671,389	4,498,166	75,882,935	49,856,416	47,289,525	53,671,386	25,769,077	4,820,022
Class A	2,173,289	2,260,121	10,189,719	6,262,396	9,578,927	16,026,986	7,442,319	2,547,627
Class C	584,749	393,839	5,528,260	1,130,847	3,397,393	8,179,345	1,455,575	487,070
Reinvestment of distributions
Class N	—	809,408	1,535,217	1,830,183	5,866,476	9,872,584	2,900,499	797,852
Class A	—	163,799	225,928	221,475	1,233,347	2,043,964	622,675	138,429
Class C	—	24,112	63,281	91,248	1,176,250	2,063,878	190,337	23,724
Cost of shares redeemed
Class N	(14,850,727)	(10,343,817)	(36,079,584)	(21,756,496)	(69,675,608)	(75,962,023)	(15,710,802)	(14,694,994)
Class A	(4,454,908)	(2,964,315)	(4,654,840)	(1,842,303)	(18,156,754)	(17,630,659)	(5,277,842)	(3,802,083)
Class C	(1,193,068)	(282,970)	(5,831,685)	(348,842)	(13,718,987)	(9,103,352)	(1,248,459)	(521,603)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(10,069,276)	(5,441,657)	46,859,231	35,444,924	(33,009,431)	(10,837,891)	16,143,379	(10,203,956)

Total Increase (Decrease) in Net Assets	(11,671,985)	(3,537,827)	48,750,369	36,974,565	(42,704,902)	(19,764,989)	13,003,511	922,528

Net Assets:
Beginning of Year	41,714,477	45,252,304	82,440,027	45,465,462	259,283,227	279,048,216	54,837,760	53,915,232
End of Year	$30,042,492	$41,714,477	$131,190,396	$82,440,027	$216,578,325	$259,283,227	$67,841,271	$54,837,760

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.02	$13.06	$13.82	$13.92	$13.75
Income (loss) from investment operations:
Net investment income*	0.28	0.36	0.34	0.31	0.36
Net realized and unrealized gain (loss)	0.44	0.96	(0.74)	(0.08)	0.19
Total income (loss) from investment operations	0.72	1.32	(0.40)	0.23	0.55
Less distributions:
Distributions from net investment income	(0.30)	(0.36)	(0.36)	(0.33)	(0.38)
Total distributions	(0.30)	(0.36)	(0.36)	(0.33)	(0.38)
Net asset value, end of year	$14.44	$14.02	$13.06	$13.82	$13.92
Total return + #	5.17%	10.27%	(2.93)%	1.72%	4.09%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$61,029	$42,730	$41,151	$62,757	$48,025
Ratios of expenses to average net assets:	1.24%	1.20%	1.20%	1.35%	1.13%
Ratios of net investment income to average net assets:	1.99%	2.68%	2.53%	2.27%	2.61%
Portfolio turnover rate	75%	76%	92%	61%	58%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.01	$13.04	$13.80	$13.90	$13.73	$13.91	$12.95	$13.71	$13.81	$13.65
Income (loss) from investment operations:
Net investment income*	0.25	0.33	0.31	0.28	0.33	0.18	0.26	0.24	0.21	0.26
Net realized and unrealized gain (loss)	0.42	0.97	(0.74)	(0.08)	0.19	0.41	0.96	(0.74)	(0.08)	0.18
Total income (loss) from investment operations	0.67	1.30	(0.43)	0.20	0.52	0.59	1.22	(0.50)	0.13	0.44
Less distributions:
Distributions from net investment income	(0.26)	(0.33)	(0.33)	(0.30)	(0.35)	(0.19)	(0.26)	(0.26)	(0.23)	(0.28)
Total distributions	(0.26)	(0.33)	(0.33)	(0.30)	(0.35)	(0.19)	(0.26)	(0.26)	(0.23)	(0.28)
Net asset value, end of year	$14.42	$14.01	$13.04	$13.80	$13.90	$14.31	$13.91	$12.95	$13.71	$13.81
Total return + #	4.84%	10.09%	(3.17)%	1.47%	3.86%	4.29%	9.53%	(3.67)%	0.98%	3.27%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,490	$7,510	$5,311	$6,260	$4,832	$2,886	$2,672	$2,760	$3,199	$3,364
Ratios of expenses to average net assets:	1.49%	1.45%	1.45%	1.60%	1.38%	1.99%	1.95%	1.95%	2.10%	1.88%
Ratios of net investment income to average net assets:	1.75%	2.41%	2.31%	2.01%	2.40%	1.31%	1.92%	1.81%	1.52%	1.89%
Portfolio turnover rate	75%	76%	92%	61%	58%	75%	76%	92%	61%	58%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.36	$9.62	$9.73	$9.70	$9.60
Income (loss) from investment operations:
Net investment income*	0.34	0.44	0.40	0.35	0.33
Net realized and unrealized gain (loss)	(0.47)	(0.26)	(0.11)	0.03	0.10
Total income (loss) from investment operations	(0.13)	0.18	0.29	0.38	0.43
Less distributions:
Distributions from net investment income	(0.33)	(0.44)	(0.40)	(0.35)	(0.33)
Total distributions	(0.33)	(0.44)	(0.40)	(0.35)	(0.33)
Net asset value, end of year	$8.90	$9.36	$9.62	$9.73	$9.70
Total return + #	(1.30)%	1.99%	3.02%	4.01%	4.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$135,536	$157,757	$164,936	$157,485	$94,219
Ratios of expenses to average net assets:	1.00%	1.01%	0.97%	1.03%	1.34%
Ratios of net investment income to average net assets:	3.81%	4.60%	4.08%	3.60%	3.24%
Portfolio turnover rate	76%	44%	79%	91%	62%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.35	$9.61	$9.72	$9.70	$9.59	$9.35	$9.62	$9.73	$9.69	$9.59
Income (loss) from investment operations:
Net investment income*	0.32	0.41	0.37	0.32	0.31	0.27	0.37	0.33	0.28	0.26
Net realized and unrealized gain (loss)	(0.47)	(0.25)	(0.11)	0.03	0.11	(0.46)	(0.27)	(0.11)	0.04	0.10
Total income (loss) from investment operations	(0.15)	0.16	0.26	0.35	0.42	(0.19)	0.10	0.22	0.32	0.36
Less distributions:
Distributions from net investment income	(0.31)	(0.42)	(0.37)	(0.33)	(0.31)	(0.27)	(0.37)	(0.33)	(0.28)	(0.26)
Total distributions	(0.31)	(0.42)	(0.37)	(0.33)	(0.31)	(0.27)	(0.37)	(0.33)	(0.28)	(0.26)
Net asset value, end of year	$8.89	$9.35	$9.61	$9.72	$9.70	$8.89	$9.35	$9.62	$9.73	$9.69
Total return + #	(1.56)%	1.74%	2.77%	3.64%	4.49%	(2.06)%	1.13%	2.26%	3.31%	3.87%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$19,705	$21,997	$20,205	$16,229	$10,923	$6,800	$8,654	$7,236	$6,215	$4,545
Ratios of expenses to average net assets:	1.25%	1.26%	1.22%	1.28%	1.59%	1.75%	1.76%	1.72%	1.78%	2.10%
Ratios of net investment income to average net assets:	3.56%	4.36%	3.84%	3.33%	3.49%	3.07%	3.86%	3.43%	2.89%	2.74%
Portfolio turnover rate	76%	44%	79%	91%	62%	76%	44%	79%	91%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$8.97	$8.72	$9.22	$8.94	$8.92
Income (loss) from investment operations:
Net investment income*	0.41	0.45	0.44	0.42	0.44
Net realized and unrealized gain (loss)	(0.09)	0.26	(0.51)	0.30	0.02
Total income (loss) from investment operations	0.32	0.71	(0.07)	0.72	0.46
Less distributions:
Distributions from net investment income	(0.41)	(0.46)	(0.43)	(0.44)	(0.44)
Total distributions	(0.41)	(0.46)	(0.43)	(0.44)	(0.44)
Net asset value, end of year	$8.88	$8.97	$8.72	$9.22	$8.94
Total return + #	3.74%	8.42%	(0.80)%	8.19%	5.39%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$83,009	$90,262	$94,596	$103,567	$78,194
Ratios of expenses to average net assets:	1.14%	1.12%	1.12%	1.19%	1.08%
Ratios of net investment income to average net assets:	4.69%	5.12%	4.84%	4.62%	5.09%
Portfolio turnover rate	75%	70%	101%	142%	62%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.06	$8.81	$9.29	$9.02	$8.99	$8.92	$8.68	$9.17	$8.88	$8.86
Income (loss) from investment operations:
Net investment income*	0.39	0.44	0.42	0.40	0.42	0.34	0.39	0.37	0.35	0.37
Net realized and unrealized gain (loss)	(0.09)	0.25	(0.49)	0.28	0.03	(0.09)	0.25	(0.50)	0.30	0.02
Total income (loss) from investment operations	0.30	0.69	(0.07)	0.68	0.45	0.25	0.64	(0.13)	0.65	0.39
Less distributions:
Distributions from net investment income	(0.39)	(0.44)	(0.41)	(0.41)	(0.42)	(0.34)	(0.40)	(0.36)	(0.36)	(0.37)
Total distributions	(0.39)	(0.44)	(0.41)	(0.41)	(0.42)	(0.34)	(0.40)	(0.36)	(0.36)	(0.37)
Net asset value, end of year	$8.97	$9.06	$8.81	$9.29	$9.02	$8.83	$8.92	$8.68	$9.17	$8.88
Total return + #	3.44%	8.07%	(0.82)%	7.70%	5.21%	2.95%	7.55%	(1.43)%	7.45%	4.65%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,127	$12,336	$12,393	$12,085	$10,478	$4,663	$7,497	$7,392	$7,785	$7,687
Ratios of expenses to average net assets:	1.39%	1.37%	1.37%	1.44%	1.33%	1.89%	1.87%	1.87%	1.94%	1.83%
Ratios of net investment income to average net assets:	4.44%	4.87%	4.60%	4.38%	4.84%	3.93%	4.37%	4.09%	3.88%	4.34%
Portfolio turnover rate	75%	70%	101%	142%	62%	75%	70%	101%	142%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.43	$8.93	$9.32	$9.37	$8.92
Income (loss) from investment operations:
Net investment income (loss)*	0.19	(0.03)	(0.03)	(0.03)	0.04
Net realized and unrealized gain (loss)	(0.37)	0.58	(0.35)	0.07	0.42
Total income (loss) from investment operations	(0.18)	0.55	(0.38)	0.04	0.46
Less distributions:
Distributions from net investment income	(0.11)	(0.04)	—	—	(0.01)
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	(0.09)	—
Tax return of capital	(0.07)	—	—	—	—
Total distributions	(0.20)	(0.05)	(0.01)	(0.09)	(0.01)
Net asset value, end of year	$9.05	$9.43	$8.93	$9.32	$9.37
Total return + #	(1.81)%	6.29%	(4.08)%	0.57%	5.14%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$41,346	$32,927	$31,838	$32,441	$24,728
Ratios of expenses to average net assets:	1.36%	1.36%	1.35%	1.54%	1.28%
Ratios of net investment income (loss) to average net assets:	2.08%	(0.30)%	(0.35)%	(0.37)%	0.41%
Portfolio turnover rate	138%	109%	45%	56%	64%

	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2020	2019	2018	2017	2016		2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.34	$8.85	$9.26	$9.32	$8.90		$9.11	$8.66	$9.10	$9.22	$8.84
Income (loss) from investment operations:
Net investment income (loss)*	0.17	(0.05)	(0.06)	(0.06)	0.01		0.10	(0.09)	(0.10)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	(0.37)	0.57	(0.34)	0.09	0.41		(0.33)	0.55	(0.33)	0.07	0.41
Total income (loss) from investment operations	(0.20)	0.52	(0.40)	0.03	0.42		(0.23)	0.46	(0.43)	(0.03)	0.38
Less distributions:
Distributions from net investment income	(0.09)	(0.02)	—	—	(0.00	) (a)	(0.06)	—	—	—	(0.00	) (a)
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	(0.09)	—		(0.02)	(0.01)	(0.01)	(0.09)	—
Tax return of capital	(0.07)	—	—	—	—		(0.07)	—	—	—	—
Total distributions	(0.18)	(0.03)	(0.01)	(0.09)	(0.00	) (a)	(0.15)	(0.01)	(0.01)	(0.09)	(0.00	) (a)
Net asset value, end of year	$8.96	$9.34	$8.85	$9.26	$9.32		$8.73	$9.11	$8.66	$9.10	$9.22
Total return + #	(2.03)%	5.98%	(4.32)%	0.46%	4.77%		(2.48)%	5.36%	(4.72)%	(0.19)%	4.31%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,722	$4,357	$3,802	$2,968	$2,118		$1,180	$1,442	$1,366	$1,330	$1,204
Ratios of expenses to average net assets:	1.61%	1.61%	1.60%	1.79%	1.53%		2.11%	2.11%	2.10%	2.29%	2.03%
Ratios of net investment income (loss) to average net assets:	1.91%	(0.55)%	(0.59)%	(0.63)%	0.10%		1.21%	(1.05)%	(1.10)%	(1.11)%	(0.33)%
Portfolio turnover rate	138%	109%	45%	56%	64%		138%	109%	45%	56%	64%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.96	$14.18	$14.16	$12.22	$16.32
Income from investment operations:
Net investment income *	0.17	0.18	0.14	0.15	0.22
Net realized and unrealized gain (loss)	(1.03)	1.29	0.15	2.01	(0.04)
Total income (loss) from investment operations	(0.86)	1.47	0.29	2.16	0.18
Less distributions:
Distributions from net investment income	(0.18)	(0.15)	(0.13)	(0.22)	(0.18)
Distributions from net realized gains	(0.34)	(0.54)	(0.14)	—	(4.10)
Total distributions	(0.52)	(0.69)	(0.27)	(0.22)	(4.28)
Net asset value, end of year	$13.58	$14.96	$14.18	$14.16	$12.22
Total return + #	(6.15)%	11.37%	1.98%	17.84%	1.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$73,557	$61,791	$55,428	$55,155	$45,026
Ratios of expenses to average net assets:
Before fees paid indirectly	1.24%	1.14%	1.30%	1.13%	0.93%
After fees paid indirectly	1.24%	1.14%	1.30%	1.12%	0.93%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.25%	1.30%	0.94%	1.12%	1.81%
After fees paid indirectly	1.25%	1.30%	0.94%	1.13%	1.81%
Portfolio turnover rate	43%	44%	45%	61%	59%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.87	$14.11	$14.10	$12.16	$16.26	$14.17	$13.45	$13.47	$11.65	$15.74
Income from investment operations:
Net investment income (loss)*	0.14	0.15	0.10	0.11	0.19	0.03	0.04	(0.01)	0.02	0.10
Net realized and unrealized gain (loss)	(1.03)	1.27	0.15	2.02	(0.05)	(0.98)	1.23	0.15	1.92	(0.06)
Total income (loss) from investment operations	(0.89)	1.42	0.25	2.13	0.14	(0.95)	1.27	0.14	1.94	0.04
Less distributions:
Distributions from net investment income	(0.14)	(0.12)	(0.10)	(0.19)	(0.14)	(0.08)	(0.01)	(0.02)	(0.12)	(0.03)
Distributions from net realized gains	(0.34)	(0.54)	(0.14)	—	(4.10)	(0.34)	(0.54)	(0.14)	—	(4.10)
Total distributions	(0.48)	(0.66)	(0.24)	(0.19)	(4.24)	(0.42)	(0.55)	(0.16)	(0.12)	(4.13)
Net asset value, end of year	$13.50	$14.87	$14.11	$14.10	$12.16	$12.80	$14.17	$13.45	$13.47	$11.65
Total return + #	(6.33)%	11.00%	1.71%	17.66%	1.43%	(7.05)%	10.24%	1.00%	16.72%	0.66%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$16,855	$16,363	$12,525	$10,174	$6,544	$3,897	$5,319	$4,167	$4,640	$4,850
Ratios of expenses to average net assets:
Before fees paid indirectly	1.49%	1.39%	1.55%	1.38%	1.18%	2.24%	2.14%	2.30%	2.13%	1.93%
After fees paid indirectly	1.49%	1.39%	1.55%	1.37%	1.18%	2.24%	2.14%	2.30%	2.12%	1.93%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.00%	1.05%	0.70%	0.84%	1.57%	0.23%	0.30%	(0.07)%	0.14%	0.83%
After fees paid indirectly	1.00%	1.05%	0.70%	0.85%	1.57%	0.23%	0.30%	(0.07)%	0.15%	0.83%
Portfolio turnover rate	43%	44%	45%	61%	59%	43%	44%	45%	61%	59%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$14.67	$15.72		$17.47		$14.41	$14.27
Income (loss) from investment operations:
Net investment income (loss) *	0.10	(0.00	) (a)	0.00	(a)	0.07	0.09
Net realized and unrealized gain (loss)	(2.86)	0.65		0.10	(b)	3.57	0.54
Total income (loss) from investment operations	(2.76)	0.65		0.10		3.64	0.63
Less distributions:
Distributions from net investment income	—	—		(0.04)		(0.10)	(0.01)
Distributions from net realized gains	—	(1.70)		(1.81)		(0.48)	(0.48)
Total distributions	—	(1.70)		(1.85)		(0.58)	(0.49)
Net asset value, end of year	$11.91	$14.67		$15.72		$17.47	$14.41
Total return + #	(18.81)%	6.15%		0.37%		25.55%	4.58%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,444	$43,564		$37,248		$22,710	$22,254
Ratios of expenses to average net assets:
Before fees paid indirectly	1.26%	1.72%		1.54%		1.32%	1.48%
After fees paid indirectly	1.17%	1.72%		1.54%		1.32%	1.48%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.72%	(0.01)%		0.01%		0.45%	0.64%
After fees paid indirectly	0.81%	(0.01)%		0.01%		0.45%	0.64%
Portfolio turnover rate	135%	85%		101%		100%	129%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2020	2019		2018		2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.45	$15.55		$17.31		$14.29	$14.18	$12.51	$13.81	$15.67	$13.02	$13.06
Income (loss) from investment operations:
Net investment income (loss)*	0.07	(0.04)		(0.04)		0.03	0.05	(0.02)	(0.12)	(0.15)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(2.82)	0.64		0.09	(b)	3.54	0.54	(2.44)	0.52	0.10 (b)	3.21	0.49
Total income (loss) from investment operations	(2.75)	0.60		0.05		3.57	0.59	(2.46)	0.40	(0.05)	3.13	0.44
Less distributions:
Distributions from net investment income	—	—		(0.00	) (a)	(0.07)	—	—	—	—	—	—
Distributions from net realized gains	—	(1.70)		(1.81)		(0.48)	(0.48)	—	(1.70)	(1.81)	(0.48)	(0.48)
Total distributions	—	(1.70)		(1.81)		(0.55)	(0.48)	—	(1.70)	(1.81)	(0.48)	(0.48)
Net asset value, end of year	$11.70	$14.45		$15.55		$17.31	$14.29	$10.05	$12.51	$13.81	$15.67	$13.02
Total return + #	(19.03)%	5.85%		0.08%		25.26%	4.33%	(19.66)%	5.06%	(0.63)%	24.29%	3.52%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,955	$9,848		$7,869		$4,569	$3,802	$2,064	$2,835	$2,139	$2,611	$2,241
Ratios of expenses to average net assets:
Before fees paid indirectly	1.51%	1.97%		1.79%		1.57%	1.73%	2.26%	2.72%	2.54%	2.32%	2.48%
After fees paid indirectly	1.42%	1.97%		1.79%		1.57%	1.73%	2.17%	2.72%	2.54%	2.32%	2.48%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.46%	(0.26)%		(0.26)%		0.19%	0.40%	(0.29)%	(1.01)%	(1.04)%	(0.57)%	(0.36)%
After fees paid indirectly	0.55%	(0.26)%		(0.26)%		0.19%	0.40%	(0.20)%	(1.01)%	(1.04)%	(0.57)%	(0.36)%
Portfolio turnover rate	135%	85%		101%		100%	129%	135%	85%	101%	100%	129%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$24.24	$22.50	$19.37	$15.92	$16.97
Income (loss) from investment operations:
Net investment loss*	(0.32)	(0.25)	(0.22)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	10.58	3.69	3.53	3.59	(0.86)
Total income (loss) from investment operations	10.26	3.44	3.31	3.45	(0.96)
Less distributions:
Distributions from net realized gains	(0.83)	(1.70)	(0.18)	—	(0.09)
Total distributions	(0.83)	(1.70)	(0.18)	—	(0.09)
Net asset value, end of year	$33.67	$24.24	$22.50	$19.37	$15.92
Total return + #	43.39%	17.19%	17.24%	21.67%	(5.66)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$108,816	$74,714	$59,424	$56,472	$51,242
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.30%	1.33%	1.30%	1.16%	1.20%
After fee waivers and fees paid indirectly	1.30%	1.33%	1.29%	1.14%	1.20%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.08)%	(1.06)%	(1.01)%	(0.79)%	(0.64)%
After fee waivers and fees paid indirectly	(1.08)%	(1.06)%	(1.01)%	(0.77)%	(0.64)%
Portfolio turnover rate	17%	28%	25%	38%	29%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$23.71	$22.11	$19.08	$15.73	$16.80	$22.25	$21.00	$18.27	$15.17	$16.33
Income (loss) from investment operations:
Net investment loss*	(0.38)	(0.30)	(0.28)	(0.18)	(0.14)	(0.55)	(0.44)	(0.42)	(0.30)	(0.25)
Net realized and unrealized gain (loss)	10.34	3.60	3.49	3.53	(0.84)	9.64	3.39	3.33	3.40	(0.82)
Total income (loss) from investment operations	9.96	3.30	3.21	3.35	(0.98)	9.09	2.95	2.91	3.10	(1.07)
Less distributions:
Distributions from net realized gains	(0.83)	(1.70)	(0.18)	—	(0.09)	(0.83)	(1.70)	(0.18)	—	(0.09)
Total distributions	(0.83)	(1.70)	(0.18)	—	(0.09)	(0.83)	(1.70)	(0.18)	—	(0.09)
Net asset value, end of year	$32.84	$23.71	$22.11	$19.08	$15.73	$30.51	$22.25	$21.00	$18.27	$15.17
Total return + #	43.09%	16.84%	16.98%	21.30%	(5.84)%	41.97%	16.00%	16.08%	20.44%	(6.56)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$31,205	$24,131	$15,031	$12,944	$9,620	$10,414	$8,314	$6,844	$6,758	$4,988
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.55%	1.58%	1.55%	1.41%	1.45%	2.30%	2.33%	2.30%	2.16%	2.20%
After fee waivers and fees paid indirectly	1.55%	1.58%	1.54%	1.39%	1.45%	2.30%	2.33%	2.29%	2.14%	2.20%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.34)%	(1.32)%	(1.26)%	(1.05)%	(0.91)%	(2.08)%	(2.06)%	(2.01)%	(1.80)%	(1.67)%
After fee waivers and fees paid indirectly	(1.34)%	(1.32)%	(1.26)%	(1.03)%	(0.91)%	(2.08)%	(2.06)%	(2.01)%	(1.78)%	(1.67)%
Portfolio turnover rate	17%	28%	25%	38%	29%	17%	28%	25%	38%	29%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.00	$20.28	$20.31	$15.34	$17.08
Income (loss) from investment operations:
Net investment loss*	(0.23)	(0.23)	(0.27)	(0.15)	(0.06)
Net realized and unrealized gain (loss) (a)	6.15	(0.25)	3.20	5.12	(0.24)
Total income (loss) from investment operations	5.92	(0.48)	2.93	4.97	(0.30)
Less distributions:
Distributions from net investment income	(0.05)	—	—	—	—
Distributions from net realized gains	(0.25)	(3.80)	(2.96)	—	(1.40)
Tax return of capital	—	—	—	—	(0.04)
Total distributions	(0.30)	(3.80)	(2.96)	—	(1.44)
Net asset value, end of year	$21.62	$16.00	$20.28	$20.31	$15.34
Total return + #	37.55%	1.36%	16.02%	32.40%	(1.88)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,792	$37,340	$33,882	$24,641	$26,010
Ratios of expenses to average net assets:
Before fees paid indirectly	1.78%	1.90%	1.94%	1.36%	1.23%
After fees paid indirectly	1.75%	1.88%	1.93%	1.35%	1.23%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.34)%	(1.36)%	(1.31)%	(0.86)%	(0.38)%
After fees paid indirectly	(1.31)%	(1.34)%	(1.29)%	(0.85)%	(0.38)%
Portfolio turnover rate	178%	169%	190%	174%	181%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.09	$19.42	$19.62	$14.85	$16.62	$11.54	$16.00	$16.77	$12.79	$14.61
Income (loss) from investment operations:
Net investment loss*	(0.26)	(0.25)	(0.31)	(0.19)	(0.10)	(0.29)	(0.29)	(0.37)	(0.28)	(0.18)
Net realized and unrealized gain (loss) (a)	5.80	(0.28)	3.07	4.96	(0.23)	4.39	(0.37)	2.56	4.26	(0.20)
Total income (loss) from investment operations	5.54	(0.53)	2.76	4.77	(0.33)	4.10	(0.66)	2.19	3.98	(0.38)
Less distributions:
Distributions from net investment income	(0.02)	—	—	—	—	—	—	—	—	—
Distributions from net realized gains	(0.25)	(3.80)	(2.96)	—	(1.40)	(0.25)	(3.80)	(2.96)	—	(1.40)
Tax return of capital	—	—	—	—	(0.04)	—	—	—	—	(0.04)
Total distributions	(0.27)	(3.80)	(2.96)	—	(1.44)	(0.25)	(3.80)	(2.96)	—	(1.44)
Net asset value, end of year	$20.36	$15.09	$19.42	$19.62	$14.85	$15.39	$11.54	$16.00	$16.77	$12.79
Total return + #	37.18%	1.11%	15.69%	32.12%	(2.12)%	36.10%	0.36%	14.84%	31.12%	(2.82)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,750	$10,797	$10,799	$6,925	$5,540	$2,619	$2,440	$2,720	$2,644	$2,155
Ratios of expenses to average net assets:
Before fees paid indirectly	2.03%	2.15%	2.19%	1.61%	1.48%	2.78%	2.90%	2.94%	2.36%	2.23%
After fees paid indirectly	2.00%	2.13%	2.18%	1.60%	1.48%	2.75%	2.88%	2.93%	2.35%	2.23%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.57)%	(1.61)%	(1.56)%	(1.13)%	(0.69)%	(2.32)%	(2.37)%	(2.30)%	(1.89)%	(1.45)%
After fees paid indirectly	(1.54)%	(1.59)%	(1.55)%	(1.12)%	(0.69)%	(2.29)%	(2.35)%	(2.29)%	(1.88)%	(1.45)%
Portfolio turnover rate	178%	169%	190%	174%	181%	178%	169%	190%	174%	181%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.27	$12.85	$15.94	$12.73	$11.97
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)	0.19	0.27	0.17	0.20
Net realized and unrealized gain (loss)	1.59	1.48	(3.20)	3.28	0.64
Total income (loss) from investment operations	1.56	1.67	(2.93)	3.45	0.84
Less distributions:
Distributions from net investment income	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)
Total distributions	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)
Net asset value, end of year	$15.70	$14.27	$12.85	$15.94	$12.73
Total return + #	10.94%	13.29%	(18.57)%	27.69%	7.13%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$70,868	$59,931	$53,261	$51,365	$46,481
Ratios of expenses to average net assets:	1.86%	1.61%	1.19%	1.75%	1.27%
Ratios of net investment income (loss) to average net assets:	(0.19)%	1.42%	1.79%	1.18%	1.73%
Portfolio turnover rate	113%	129%	66%	74%	97%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.94	$12.56	$15.58	$12.45	$11.71	$13.16	$11.85	$14.74	$11.82	$11.14
Income (loss) from investment operations:
Net investment income (loss)*	(0.06)	0.16	0.23	0.14	0.17	(0.16)	0.05	0.11	0.02	0.08
Net realized and unrealized gain (loss)	1.54	1.44	(3.13)	3.20	0.62	1.45	1.38	(2.94)	3.04	0.60
Total income (loss) from investment operations	1.48	1.60	(2.90)	3.34	0.79	1.29	1.43	(2.83)	3.06	0.68
Less distributions:
Distributions from net investment income	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	(0.04)	(0.12)	(0.06)	(0.14)	—
Total distributions	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	(0.04)	(0.12)	(0.06)	(0.14)	—
Net asset value, end of year	$15.32	$13.94	$12.56	$15.58	$12.45	$14.41	$13.16	$11.85	$14.74	$11.82
Total return + #	10.58%	12.98%	(18.73)%	27.36%	6.84%	9.78%	12.18%	(19.30)%	26.31%	6.10%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$14,864	$12,106	$9,662	$8,242	$6,348	$3,005	$3,463	$3,163	$3,467	$3,380
Ratios of expenses to average net assets:	2.11%	1.86%	1.44%	2.00%	1.52%	2.86%	2.61%	2.19%	2.75%	2.27%
Ratios of net investment income (loss) to average net assets:	(0.43)%	1.17%	1.54%	0.98%	1.46%	(1.22)%	0.41%	0.77%	0.10%	0.77%
Portfolio turnover rate	113%	129%	66%	74%	97%	113%	129%	66%	74%	97%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.51	$15.61	$17.54	$14.24	$14.24
Income (loss) from investment operations:
Net investment income *	0.15	0.34	0.21	0.21	0.16
Net realized and unrealized gain (loss) !	(0.06)	0.62	(1.39)	3.09	(0.15)
Total income (loss) from investment operations	0.09	0.96	(1.18)	3.30	0.01
Less distributions:
Distributions from net investment income	(0.34)	(0.18)	(0.26)	—	(0.01)
Distributions from net realized gains	—	(0.88)	(0.49)	—	—
Total distributions	(0.34)	(1.06)	(0.75)	—	(0.01)
Net asset value, end of year	$15.26	$15.51	$15.61	$17.54	$14.24
Total return + #	0.45%	7.08%	(7.08)%	23.17%	0.06%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$96,239	$101,505	$89,401	$90,257	$78,640
Ratios of expenses to average net assets:
Before fees paid indirectly	1.71%	1.43%	1.67%	1.56%	1.63%
After fees paid indirectly	1.71%	1.43%	1.67%	1.55%	1.63%
Ratios of net investment income to average net assets:
Before fees paid indirectly	0.98%	2.28%	1.24%	1.34%	1.17%
After fees paid indirectly	0.98%	2.28%	1.24%	1.35%	1.17%
Portfolio turnover rate	156%	100%	113%	119%	143%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.38	$15.49	$17.42	$14.17	$14.21	$14.55	$14.68	$16.59	$13.60	$13.73
Income (loss) from investment operations:
Net investment income (loss)*	0.11	0.30	0.17	0.17	0.13	(0.02)	0.18	0.04	0.04	0.03
Net realized and unrealized gain (loss) !	(0.06)	0.61	(1.38)	3.08	(0.17)	(0.05)	0.59	(1.31)	2.95	(0.16)
Total income (loss) from investment operations	0.05	0.91	(1.21)	3.25	(0.04)	(0.07)	0.77	(1.27)	2.99	(0.13)
Less distributions:
Distributions from net investment income	(0.30)	(0.14)	(0.23)	—	—	(0.23)	(0.02)	(0.15)	—	—
Distributions from net realized gains	—	(0.88)	(0.49)	—	—	—	(0.88)	(0.49)	—	—
Total distributions	(0.30)	(1.02)	(0.72)	—	—	(0.23)	(0.90)	(0.64)	—	—
Net asset value, end of year	$15.13	$15.38	$15.49	$17.42	$14.17	$14.25	$14.55	$14.68	$16.59	$13.60
Total return + #	0.24%	6.78%	(7.30)%	22.94%	(0.28)%	(0.55)%	6.03%	(8.03)%	21.99%	(0.95)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,938	$22,499	$18,250	$15,524	$10,305	$4,754	$6,409	$5,764	$6,570	$6,483
Ratios of expenses to average net assets:
Before fees paid indirectly	1.96%	1.68%	1.92%	1.81%	1.88%	2.71%	2.43%	2.67%	2.56%	2.63%
After fees paid indirectly	1.96%	1.68%	1.92%	1.80%	1.88%	2.71%	2.43%	2.67%	2.55%	2.63%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	0.71%	2.04%	1.01%	1.07%	0.93%	(0.11)%	1.26%	0.22%	0.30%	0.20%
After fees paid indirectly	0.71%	2.04%	1.01%	1.08%	0.93%	(0.11)%	1.26%	0.22%	0.31%	0.20%
Portfolio turnover rate	156%	100%	113%	119%	143%	156%	100%	113%	119%	143%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020		2019	2018		2017	2016

Net asset value, beginning of year	$10.08		$9.53	$10.18		$9.55	$9.81
Income (loss) from investment operations:
Net investment income (loss) *	(0.00	) (a)	0.12	0.02		(0.03)	(0.00	) (a)
Net realized and unrealized gain (loss)	(0.08)		0.65	(0.67)		0.66	(0.26)
Total income (loss) from investment operations	(0.08)		0.77	(0.65)		0.63	(0.26)
Less distributions:
Distributions from net investment income	—		(0.17)	—		—	—
Tax return of capital	—		(0.05)	—		—	—
Total distributions	—		(0.22)	—		—	—
Net asset value, end of year	$10.00		$10.08	$9.53		$10.18	$9.55
Total return + #	(0.79)%		8.35%	(6.39)%		6.60%	(2.68)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$23,680		$32,074	$35,638		$36,104	$28,650
Ratios of expenses to average net assets:	1.69%		1.54%	1.80%		1.83%	1.63%
Ratios of net investment income (loss) to average net assets:	(0.02)%		1.29%	0.20%		(0.32)%	(0.03)%
Portfolio turnover rate	187%		28%	11%		7%	54%

	Class A								Class C
	Year Ended October 31,								Year Ended October 31,
	2020		2019	2018		2017	2016		2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.00		$9.46	$10.12		$9.52	$9.81		$9.55	$9.03	$9.74	$9.23	$9.58
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)		0.10	0.00	(a)	(0.06)	(0.02)		(0.10)	0.02	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	(0.07)		0.64	(0.66)		0.66	(0.27)		(0.08)	0.63	(0.63)	0.63	(0.26)
Total income (loss) from investment operations	(0.10)		0.74	(0.66)		0.60	(0.29)		(0.18)	0.65	(0.71)	0.51	(0.35)
Less distributions:
Distributions from net investment income	—		(0.15)	—		—	—		—	(0.08)	—	—	—
Tax return of capital	—		(0.05)	—		—	—		—	(0.05)	—	—	—
Total distributions	—		(0.20)	—		—	—		—	(0.13)	—	—	—
Net asset value, end of year	$9.90		$10.00	$9.46		$10.12	$9.52		$9.37	$9.55	$9.03	$9.74	$9.23
Total return + #	(1.00)%		8.04%	(6.52)%		6.30%	(2.95)%		(1.88)%	7.31%	(7.29)%	5.53%	(3.66)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,078		$7,713	$7,918		$6,224	$3,897		$1,284	$1,927	$1,696	$1,969	$2,131
Ratios of expenses to average net assets:	1.94%		1.79%	2.05%		2.08%	1.88%		2.69%	2.54%	2.80%	2.83%	2.63%
Ratios of net investment income (loss) to average net assets:	(0.26)%		1.03%	0.00	% (b)	(0.58)%	(0.26)%		(1.04)%	0.20%	(0.84)%	(1.34)%	(1.02)%
Portfolio turnover rate	187%		28%	11%		7%	54%		187%	28%	11%	7%	54%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.36	$9.19	$8.68	$8.05	$8.75
Income (loss) from investment operations:
Net investment income*	0.13	0.24	0.23	0.16	0.23
Net realized and unrealized gain (loss)	0.26	0.24	0.49	0.72	(0.39)
Total income (loss) from investment operations	0.39	0.48	0.72	0.88	(0.16)
Less distributions:
Distributions from net investment income	(0.15)	(0.31)	(0.21)	(0.25)	(0.36)
Distributions from net realized gains	(0.05)	—	—	—	(0.18)
Total distributions	(0.20)	(0.31)	(0.21)	(0.25)	(0.54)
Net asset value, end of year	$9.55	$9.36	$9.19	$8.68	$8.05
Total return + #	4.23%	5.31%	8.42%	11.20%	(1.92)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$110,215	$67,276	$36,055	$12,953	$16,929
Ratios of expenses to average net assets:	1.43%	1.24%	1.44%	1.41%	1.42%
Ratios of net investment income to average net assets:	1.41%	2.60%	2.52%	1.90%	2.83%
Portfolio turnover rate	519%	426%	275%	106%	96%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.33	$9.17	$8.66	$8.03	$8.73	$9.08	$8.94	$8.46	$7.86	$8.56
Income (loss) from investment operations:
Net investment income*	0.11	0.22	0.19	0.14	0.20	0.05	0.15	0.11	0.07	0.14
Net realized and unrealized gain (loss)	0.26	0.22	0.50	0.72	(0.39)	0.24	0.23	0.49	0.71	(0.39)
Total income (loss) from investment operations	0.37	0.44	0.69	0.86	(0.19)	0.29	0.38	0.60	0.78	(0.25)
Less distributions:
Distributions from net investment income	(0.12)	(0.28)	(0.18)	(0.23)	(0.33)	(0.08)	(0.24)	(0.12)	(0.18)	(0.27)
Distributions from net realized gains	(0.05)	—	—	—	(0.18)	(0.05)	—	—	—	(0.18)
Total distributions	(0.17)	(0.28)	(0.18)	(0.23)	(0.51)	(0.13)	(0.24)	(0.12)	(0.18)	(0.45)
Net asset value, end of year	$9.53	$9.33	$9.17	$8.66	$8.03	$9.24	$9.08	$8.94	$8.46	$7.86
Total return + #	4.09%	4.95%	8.10%	10.92%	(2.19)%	3.24%	4.34%	7.21%	10.08%	(2.95)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$17,123	$11,087	$6,265	$3,125	$3,638	$3,852	$4,077	$3,145	$2,708	$3,181
Ratios of expenses to average net assets:	1.68%	1.48%	1.69%	1.66%	1.67%	2.43%	2.22%	2.44%	2.41%	2.44%
Ratios of net investment income to average net assets:	1.21%	2.36%	2.13%	1.66%	2.57%	0.53%	1.63%	1.22%	0.93%	1.81%
Portfolio turnover rate	519%	426%	275%	106%	96%	519%	426%	275%	106%	96%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$33.88	$34.84	$36.71	$35.74	$36.36
Income (loss) from investment operations:
Net investment income (loss)*	(0.21)	(0.13)	0.09	(0.36)	0.14
Net realized and unrealized gain (loss)	0.33	1.02	(0.25)	2.79	0.49
Total income (loss) from investment operations	0.12	0.89	(0.16)	2.43	0.63
Less distributions:
Distributions from net investment income	(0.30)	—	—	—	(0.55)
Distributions from net realized gains	—	—	(0.35)	—	—
Tax return of capital	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)
Total distributions	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)
Net asset value, end of year	$32.75	$33.88	$34.84	$36.71	$35.74
Total return + #	0.37%	2.61%	(0.45)%	6.92%	1.79%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$160,250	$183,319	$201,405	$212,178	$153,084
Ratios of expenses to average net assets:
After waivers	1.81%	2.62%	2.16%	2.73%	1.85%
Dividends/borrowings on short sales	0.69%	1.24%	1.10%	1.17%	0.61%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.13%	1.38%	1.06%	1.59%	1.26%
After fee waivers	1.13%	1.38%	1.06%	1.56%	1.24%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.62)%	(0.39)%	0.25%	(1.06)%	0.39%
After fee waivers	(0.62)%	(0.39)%	0.25%	(1.03)%	0.40%
Portfolio turnover rate	605%	496%	453%	382%	208%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$32.71	$33.77	$35.73	$34.90	$35.63	$25.60	$27.02	$29.15	$28.94	$29.99
Income (loss) from investment operations:
Net investment income (loss)*	(0.30)	(0.21)	0.00 (a)	(0.40)	0.13	(0.43)	(0.36)	(0.21)	(0.55)	(0.14)
Net realized and unrealized gain (loss)	0.33	1.00	(0.25)	2.69	0.39	0.27	0.79	(0.21)	2.22	0.34
Total income (loss) from investment operations	0.03	0.79	(0.25)	2.29	0.52	(0.16)	0.43	(0.42)	1.67	0.20
Less distributions:
Distributions from net investment income	(0.30)	—	—	—	(0.55)	(0.30)	—	—	—	(0.55)
Distributions from net realized gains	—	—	(0.35)	—	—	—	—	(0.35)	—	—
Tax return of capital	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)
Total distributions	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)
Net asset value, end of year	$31.49	$32.71	$33.77	$35.73	$34.90	$24.19	$25.60	$27.02	$29.15	$28.94
Total return + #	0.10%	2.39%	(0.72)%	6.64%	1.54%	(0.63)%	1.63%	(1.48)%	5.82%	0.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$33,157	$42,052	$42,980	$41,186	$45,552	$23,171	$33,913	$34,664	$34,601	$39,118
Ratios of expenses to average net assets:
After waivers	2.06%	2.87%	2.41%	2.93%	2.06%	2.81%	3.62%	3.16%	3.68%	2.83%
Dividends/borrowings on short sales	0.68%	1.24%	1.10%	1.12%	0.59%	0.68%	1.23%	1.10%	1.12%	0.60%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.38%	1.63%	1.31%	1.83%	1.49%	2.12%	2.39%	2.06%	2.58%	2.24%
After fee waivers	1.38%	1.63%	1.31%	1.81%	1.48%	2.12%	2.39%	2.06%	2.56%	2.23%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.94)%	(0.63)%	0.01%	(1.14)%	0.36%	(1.74)%	(1.38)%	(0.73)%	(1.89)%	(0.50)%
After fee waivers	(0.94)%	(0.63)%	0.01%	(1.11)%	0.37%	(1.74)%	(1.38)%	(0.73)%	(1.86)%	(0.48)%
Portfolio turnover rate	605%	496%	453%	382%	208%	605%	496%	453%	382%	208%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.68	$15.35	$15.66	$18.31	$19.23
Income (loss) from investment operations:
Net investment income *	0.11	0.30	0.28	0.13	0.32
Net realized and unrealized gain (loss) !	(0.14)	3.32	(0.35)	0.40	0.73
Total income (loss) from investment operations	(0.03)	3.62	(0.07)	0.53	1.05
Less distributions:
Distributions from net investment income	(0.31)	(0.29)	(0.12)	(0.36)	(0.21)
Distributions from net realized gains	(1.00)	—	(0.12)	(2.82)	(1.76)
Total distributions	(1.31)	(0.29)	(0.24)	(3.18)	(1.97)
Net asset value, end of year	$17.34	$18.68	$15.35	$15.66	$18.31
Total return + #	(0.02)%	24.16%	(0.48)%	3.63%	5.77%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$53,647	$42,865	$43,163	$34,256	$25,479
Ratios of expenses to average net assets:	1.66%	1.15%	1.10%	1.17%	1.21%
Ratios of net investment income to average net assets:	0.63%	1.81%	1.82%	0.79%	1.74%
Portfolio turnover rate	125%	63%	74%	101%	110%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.81	$15.46	$15.78	$18.35	$19.26	$17.69	$14.54	$14.88	$17.55	$18.50
Income (loss) from investment operations:
Net investment income (loss) *	0.06	0.26	0.24	0.10	0.27	(0.06)	0.13	0.12	(0.02)	0.13
Net realized and unrealized gain (loss) !	(0.13)	3.35	(0.35)	0.41	0.74	(0.14)	3.17	(0.34)	0.38	0.70
Total income (loss) from investment operations	(0.07)	3.61	(0.11)	0.51	1.01	(0.20)	3.30	(0.22)	0.36	0.83
Less distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.09)	(0.26)	(0.16)	(0.19)	(0.15)	—	(0.21)	(0.02)
Distributions from net realized gains	(1.00)	—	(0.12)	(2.82)	(1.76)	(1.00)	—	(0.12)	(2.82)	(1.76)
Total distributions	(1.27)	(0.26)	(0.21)	(3.08)	(1.92)	(1.19)	(0.15)	(0.12)	(3.03)	(1.78)
Net asset value, end of year	$17.47	$18.81	$15.46	$15.78	$18.35	$16.30	$17.69	$14.54	$14.88	$17.55
Total return + #	(0.28)%	23.81%	(0.74)%	3.44%	5.54%	(1.08)%	22.97%	(1.50)%	2.61%	4.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$11,196	$9,161	$8,444	$6,002	$9,376	$2,998	$2,812	$2,308	$2,448	$3,211
Ratios of expenses to average net assets:	1.91%	1.40%	1.35%	1.42%	1.45%	2.66%	2.15%	2.10%	2.17%	2.21%
Ratios of net investment income (loss) to average net assets:	0.36%	1.56%	1.57%	0.60%	1.45%	(0.36)%	0.79%	0.85%	(0.11)%	0.70%
Portfolio turnover rate	125%	63%	74%	101%	110%	125%	63%	74%	101%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open -end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. With the exception of Dunham International Opportunity Bond Fund, Dunham Focused Large Cap Growth Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”) income and capital appreciation	Maximize total return under varying market conditions through both current
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on December 10, 2004 and were formed as a result of tax -free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long -term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2020 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities *	$—	$20,330,887	$—	$20,330,887
Corporate Bonds *	—	24,385,719	—	24,385,719
Municipal Bonds	—	3,741,273	—	3,741,273
Non U.S. Government & Agencies	—	606,836	—	606,836
U.S. Government & Agencies	—	17,087,009	—	17,087,009
Term Loans *	—	3,949,134	—	3,949,134
Collateral for Securities Loaned	14,414,493	—	—	14,414,493
Total	$14,414,493	$70,100,858	$—	$84,515,351

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Term Loans *	$—	$161,729,630	$—	$161,729,630
Corporate Bonds *	—	7,583,054	—	7,583,054
Common Stocks *	151,672	250	—	151,922
Rights	—	11,827	—	11,827
Warrants	—	115,379	—	115,379
Short-Term Investment	852,939	—	—	852,939
Collateral for Securities Loaned	2,056,793	—	—	2,056,793
Total	$3,061,404	$169,440,140	$—	$172,501,544

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds *	$—	$290,000	$—	$290,000
Corporate Bonds *	—	93,818,024	—	93,818,024
Short-Term Investment	510,501	—	—	510,501
Collateral for Securities Loaned	2,648,549	—	—	2,648,549
Total	$3,159,050	$94,108,024	$—	$97,267,074

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$112,854	$—	$112,854
Corporate Bonds *	—	30,858,791	—	30,858,791
Non U.S. Government & Agencies	—	13,569,003	—	13,569,003
Short-Term Investment	964,900	—	—	964,900
Collateral for Securities Loaned	1,968,855	—	—	1,968,855
Total Assets	$2,933,755	$44,540,648	$—	$47,474,403
Assets - Derivatives
Futures Contracts	$89,040	$—	$—	$89,040
Forward Foreign Currency Exchange Contracts	—	373,385	—	373,385
Swap Contracts	—	26,989	—	26,989
Total Asset Derivatives	$89,040	$400,374	$—	$489,414
Liabilities - Derivatives
Futures Contracts	$9,725	$—	$—	$9,725
Forward Foreign Currency Exchange Contracts	—	36,702	—	36,702
Total Liability Derivatives	$9,725	$36,702	$—	$46,427

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$88,628,173	$—	$—	$88,628,173
REITs *	3,757,642	—	—	3,757,642
Collateral for Securities Loaned	3,920,117	—	—	3,920,117
Total	$96,305,932	$—	$—	$96,305,932

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$47,128,731	$—	$—	$47,128,731
REITs *	5,847,579	—	—	5,847,579
Collateral for Securities Loaned	6,248,698	—	—	6,248,698
Total	$59,225,008	$—	$—	$59,225,008

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$152,267,556	$—	$—	$152,267,556
Collateral for Securities Loaned	12,361,094	—	—	12,361,094
Total	$164,628,650	$—	$—	$164,628,650

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$55,627,121	$—	$—	$55,627,121
Collateral for Securities Loaned	885,126	—	—	885,126
Total	$56,512,247	$—	$—	$56,512,247

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$14,844,195	$73,370,614	$—	$88,214,809
Closed End Fund	—	526,284	—	526,284
Warrants	5,366	393	—	5,759
Collateral for Securities Loaned	3,261,479	—	—	3,261,479
Total	$18,111,040	$73,897,291	$—	$92,008,331

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$39,160,495	$81,039,452	$—	$120,199,947
Exchange Traded Funds	1,262,192	—	—	1,262,192
Warrant	—	6,155	—	6,155
Collateral for Securities Loaned	8,764,809	—	—	8,764,809
Total	$49,187,496	$81,045,607	$—	$130,233,103

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$13,071,526	$—	$—	$13,071,526
Purchased Options	1,887,696	—	—	1,887,696
Short-Term Investments	2,562,366	11,925,603	—	14,487,969
Collateral for Securities Loaned	423,660	—	—	423,660
Total Assets	$17,945,248	$11,925,603	$—	$29,870,851
Assets - Derivatives
Futures Contracts	$193,850	$—	$—	$193,850
Total Asset Derivatives	$193,850	$—	$—	$193,850
Liabilities - Derivatives
Futures Contracts	$281,106	$—	$—	$281,106
Written Options	402,800	—	—	402,800
Total Liability Derivatives	$683,906	$—	$—	$683,906

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Term Loans *	$—	$2,539,554	$—	$2,539,554
Corporate Bonds *	—	47,895,770	—	47,895,770
Common Stock *	—	2,000,000	21,700	2,021,700
U.S. Government & Agencies	—	56,863,941	—	56,863,941
Non-U.S. Government & Agencies	—	288,743	—	288,743
Short-Term Investment	17,218,740	—	—	17,218,740
Collateral for Securities Loaned	18,515,308	—	—	18,515,308
Total Assets	$35,734,048	$109,588,008	$21,700	$145,343,756
Assets - Derivatives
Futures Contracts	$457,418	$—	$—	$457,418
Swap Contracts	—	326,237	—	326,237
Total Asset Derivatives	$457,418	$326,237	$—	$783,655
Liabilities - Derivatives
Swap Contracts	$—	$243,581	$—	$243,581
Total Liability Derivatives	$—	$243,581	$—	$243,581

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$88,476,588	$563,712	$—	$89,040,300
Closed-End Fund	—	2,747,308	—	2,747,308
Exchange Traded Funds	5,686,114	—	—	5,686,114
Rights	29,790	14,459	—	44,249
Warrants	—	15,998	—	15,998
Purchased Options	106,656	447,000	—	553,656
Short-Term Investment	82,000,800	—	—	82,000,800
Collateral for Securities Loaned	5,585,545	—	—	5,585,545
Total Assets	$181,885,493	$3,788,477	$—	$185,673,970
Asset - Derivatives
Swap Contracts	$—	$856,763	$—	$856,763
Total Asset Derivatives	$—	$856,763	$—	$856,763
Liabilities-Derivatives
Written Options	$139,720	$264,720	$—	$404,440
Swap Contracts	—	29,436	—	29,436
Total Liability Derivatives	$139,720	$294,156	$—	$433,876
Liabilities
Securities Sold Short	$44,575,354	$—	$—	$44,575,354
Total Liabilities	$44,575,354	$—	$—	$44,575,354

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$27,561,724	$—	$—	$27,561,724
REITs *	40,588,925	—	—	40,588,925
Collateral for Securities Loaned	15,743,029	—	—	15,743,029
Total	$83,893,678	$—	$—	$83,893,678

*	See each Fund’s Schedule of Investments for breakdown by industry.

The following is a reconciliation for the Dunham Long/Short Credit Fund for which Level 3 inputs were used in determining value:

	Beginning						Net	Ending
	balance	Total	Change in				transfers	balance
	October 31,	realized	unrealized		Net		in/(out) of	October 31,
	2019	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2020
Common Stock	$—	$—	$—	$—	$—	$—	$21,700	$21,700

Quantitative disclosures of unobservable inputs and assumptions used by Dunham Long/Short Credit Fund are below:

Investments in Securities:
Common Stock
NII Holdings, Inc.	$21,700	Independent Valuation Discount for lack of marketability
Total Fair Value Securities	$21,700

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro and Monthly Distribution are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short -term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution are subject to stock market risk and fixed income risk in the normal course of pursuing their investment objectives. The Funds may enter into various swap transactions for investment purposes to manage equity risk and credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

g. Futures Contracts – International Opportunity Bond, Dynamic Macro, and Long/Short Credit are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

h. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

i. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2020:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity Interest rate contracts	Investments in securities Unrealized appreciation on futures Unrealized appreciation on swap contracts Unrealized appreciation on forward foreign currency exchange contracts	Option contracts written Unrealized depreciation on futures Unrealized depreciation on swap contracts Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2020:

Asset Derivatives Investment Value
				Total value at
	Equity	Currency	Interest Rate	October 31,
	Contracts	Contracts	Contracts	2020
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$373,385	$—	$373,385
Futures Contracts	—	—	89,040	89,040
Swap Contracts	—	—	26,989	26,989
Dynamic Macro
Futures Contracts	$115,090	$—	$78,760	$193,850
Purchased Options	546,075	—	1,341,621	1,887,696
Long/Short Credit
Credit Default Swap Contracts	$302,375	$—	$—	$302,375
Total Return Swap Contracts	—	—	23,862	23,862
Futures Contracts	—	—	457,418	457,418
Monthly Distribution
Purchased Options	$553,656	$—	$—	$553,656
Total Return Swap Contracts	856,763	—	—	856,763

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Liability Derivatives Investment Value
				Total value at
	Equity	Currency	Interest Rate	October 31,
	Contracts	Contracts	Contracts	2020
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$36,702	$—	$36,702
Futures Contracts	—	—	9,725	9,725
Dynamic Macro
Futures Contracts	$255,930	$—	$25,176	$281,106
Written Options	402,800	—	—	402,800
Long/Short Credit
Credit Default Swap Contracts	$130,151	$—	$—	$130,151
Total Return Swap Contract	—	—	113,430	113,430
Monthly Distribution
Written Options	$404,440	$—	$—	$404,440
Total Return Swap Contracts	29,436	—	—	29,436

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2020.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest rate contracts

Net realized gain (loss) from: Futures , Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures , Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2020:

Realized gain (loss) on derivatives recognized in the Statements of Operations
				Total value at
	Equity	Currency	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	2020
International Opportunity Bond
Futures Contracts	$—	$—	$(610,074)	$(610,074)
Swap Contracts	—	—	(101,057)	(101,057)
Forward Foreign Currency Exchange Contracts	—	(724,118)	—	(724,118)
Dynamic Macro
Futures Contracts	$(3,209,875)	$—	$52,618	$(3,157,257)
Purchased Options	747,673	—	948,712	1,696,385
Written Options	(971,020)	—	—	(971,020)
Long/Short Credit
Futures Contracts	$—	$—	$(1,830,966)	$(1,830,966)
Swaps Contracts	(113,226)	—	(164,898)	(278,124)
Monthly Distribution
Purchased Options	$(3,243,326)	$—	$—	$(3,243,326)
Written Options	3,626,762	—	—	3,626,762
Swaps Contracts	(946,566)	—	—	(946,566)

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
				Total value at
	Equity	Currency	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	2020
International Opportunity Bond
Futures Contracts	$—	$—	$64,522	$64,522
Swap Contracts	—	—	26,989	26,989
Forward Foreign Currency Exchange Contracts	—	345,835	—	345,835
Dynamic Macro
Futures Contracts	$(168,494)	$—	$(150,498)	$(318,992)
Purchased Options	352,225	—	(108,145)	244,080
Written Options	(237,467)	—	—	(237,467)
Long/Short Credit
Futures Contracts	$—	$—	$176,153	$176,153
Swaps Contracts	156,416	—	(116,794)	39,622
Monthly Distribution
Purchased Options	$175,946	$—	$—	$175,946
Written Options	198,294	—	—	198,294
Swaps Contracts	974,826	—	—	974,826

The average notional value of the derivative instruments for the year ended October 31, 2020 is disclosed below:

Average Notional Value
	Long	Short	Purchased	Written	Long	Short	FX
	Futures	Futures	Options	Options	Swaps	Swaps	Contracts
International Opportunity Bond	$13,881,452	$12,411,476	$—	$—	$—	$965,250	$(149,236)
Dynamic Macro	27,240,909	16,891,088	26,341,375	12,856,563	—	—	—
Long/Short Credit	—	32,320,641	—	—	39,000,000	9,500,000	—
Monthly Distribution	—	—	16,676,738	25,331,350	4,385,316	7,003,973	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

j. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2020.

International Opportunity Bond
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$8,926	$—	$8,926	$—	$—	$8,926
	Citigroup	281,152	—	281,152	(24,557)	—	256,595
	JP Morgan Chase	83,307	—	83,307	(12,145)	—	71,162
Futures Contracts	Barclays	89,040	—	89,040	(9,725)	—	79,315
Credit Default Swap	Citibank	26,989	—	26,989	—	—	26,989
Total		$489,414	$—	$489,414	$(46,427)	$—	$442,987

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets &
					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	Citigroup	$(24,557)	$—	$(24,557)	$24,557	$—	$—
	JP Morgan Chase	(12,145)	—	(12,145)	12,145	—	—
Futures Contracts	Barclays	(9,725)	—	(9,725)	9,725	—	—
Total		$(46,427)	$—	$(46,427)	$46,427	$—	$—

Dynamic Macro
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
				Net Amounts of Assets
		Gross Amounts	Gross Amounts Offset	Presented in the
		of Recognized	in the Statements of	Statements of Assets	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	& Liabilities	Instruments	Received	Net Amount
Futures Contracts	Goldman Sachs	$193,850	$—	$193,850	$—	$—	$193,850
Purchased Options	Goldman Sachs	1,887,696	—	1,887,696	—	—	1,887,696
Total		$2,081,546	$—	$2,081,546	$—	$—	$2,081,546

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
				Net Amounts of
		Gross Amounts	Gross Amounts Offset	Liabilities Presented in
		of Recognized	in the Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	Goldman Sachs	$(281,106)	$—	$(281,106)	$281,106	$—	$—
Written Options	Goldman Sachs	(402,800)	—	(402,800)	402,800	—	—
Total		$(683,906)	$—	$(683,906)	$683,906	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Long/Short Credit
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	HSBC	$457,418	$—	$457,418	$—	$—	$457,418
Credit Default Swaps	HSBC	91,658	—	91,658	—	—	91,658
Credit Default Swaps	Barclays	124,497	—	124,497	—	—	124,497
Credit Default Swaps	Goldman Sachs	86,220	—	86,220	—	—	86,220
Total Return Swaps	Goldman Sachs	23,862	—	23,862	—	—	23,862
Total		$783,655	$—	$783,655	$—	$—	$783,655

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Credit Default Swaps	Barclays	$(36,277)	$—	$(36,277)	$—	$—	$(36,277)
Credit Default Swaps	Goldman Sachs	(42,801)	—	(42,801)	—	42,801	—
Credit Default Swaps	JP Morgan	(51,073)	—	(51,073)	—	51,073	—
Total Return Swap	Goldman Sachs	(113,430)	—	(113,430)	—	113,430	—
Total		$(243,581)	$—	$(243,581)	$—	$207,304	$(36,277)

Monthly Distribution
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Assets Presented in
		of Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	JP Morgan	$553,656	$—	$553,656	$—	$—	$553,656
Total Return Swap	JP Morgan	856,763	—	856,763	(29,436)	—	827,327
Total		$1,410,419	$—	$1,410,419	$(29,436)	$—	$1,380,983

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged (1)	Net Amount
Written Options	JP Morgan	$(404,440)	$—	$(404,440)	$—	$—	$(404,440)
Total Return Swaps	JP Morgan	(29,436)	—	(29,436)	29,436	—	—
Total		$(433,876)	$—	$(433,876)	$29,436	$—	$(404,440)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

k. Deposits with Broker for futures, options and swaps

Fund	Broker	Deposit with Broker
International Opportunity Bond	Barclays	$147,576
	Citibank	276,567
Dynamic Macro	Goldman Sachs	255,090
Long/Short Credit	Goldman Sachs	1,390,000
	HSBC	691,157
	JP Morgan	270,000
Monthly Distribution	JP Morgan	75,391,618

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

l. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

m. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

n. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

o. LIBOR Risk – The Funds Investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds transactions and the financial markets generally. As such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

p. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

q. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2017 to 2019 and expected to be taken in tax year 2020 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

r. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

s. Real Estate Investment Trusts – Real Estate Stock invests primarily in Real Estate Investment Trusts (REITs). Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

t. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.70% – 1.06%	0.60%	0.10% – 0.46%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock *	0.80% – 1.40%	0.65%	0.15% – 0.75%

*	Prior to January 1, 2020, the Sub-Adviser’s portion for Real Estate Stock was 0.10%-0.70% and the Management Fee was 0.75%-1.35%.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of International Opportunity Bond and Real Estate Stock which are in the initial year of a new Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of January 1, 2020.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Corporate/Government Bond	New fleet Asset Management, LLC	Bloomberg Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Floating Rate Bond	New fleet Asset Management, LLC	Credit Suisse Leveraged Loan Total Return Index	0.28%	+/- 0.00%	0.10%	0.46%
High-Yield Bond	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond *	Stone Harbor Investment Partners LP	Barclays Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro	Mellon Investments Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution	Weiss Multi-Strategy Advisers, LLC	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock **	American Assets Capital Advisers, LLC	Dow Jones US Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%

*	Effective January 1, 2020 Stone Harbor Investment Partners replaced Allianz Global Investors U.S. LLC as the sub-adviser to International Opportunity Bond. Allianz Global Investors U.S. LLC had a Base fee of 0.45%, a Minimum fee of 0.20% and a Maximum Fee of 0.70%.

**	Effective January 1, 2020 American Assets Capital Advisers, LLC replaced Barings LLC. as the sub-adviser to Real Estate Stock. Barings LLC had a Base fee of 0.40%, a Minimum fee of 0.10% and a Maximum Fee of 0.70%.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

b.       Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets over $500 million; and 0.01% on average net assets over $1 billion. Prior to January 1, 2020 the fees were as follows; 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.04% on average net assets over $500 million; and 0.02% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $200,000. Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b -1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

Distributor Sales Charges
Fund	Class A
Corporate/Government Bond	$74
Floating Rate Bond	935
High-Yield Bond	2,102
International Opportunity Bond	58
Large Cap Value	55,905
Small Cap Value	2,625
Focused Large Cap Growth	68,401
Small Cap Growth	64,861
Emerging Markets Stock	2,418
International Stock	1,159
Dynamic Macro	450
Long/Short Credit	6,066
Monthly Distribution	39,057
Real Estate Stock	4,743

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $ 6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

e. Commission Recapture – During the year ended October 31, 2020, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the year ended October 31, 2020, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $3,171,Small Cap Value - $49,836, Focused Large Cap Growth - $4,019, Small Cap Growth - $18,856 and International Stock - $1,524.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2020 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$41,943,803	$30,229,621	$18,086,983	$10,326,800
Floating Rate Bond	128,418,200	136,652,151	—	—
High-Yield Bond	71,926,311	78,322,534	—	—
International Opportunity Bond	60,878,105	53,078,498	—	—
Large Cap Value	49,764,182	37,950,722	—	—
Small Cap Value	77,960,848	73,997,334	—	—
Focused Large Cap Growth	22,587,883	22,009,142	—	—
Small Cap Growth	91,577,405	102,737,093	—	—
Emerging Markets Stock	92,263,439	88,995,437	—	—
International Stock	196,993,851	206,256,395	—	—
Dynamic Macro	23,639,876	24,246,545	—	—
Long/Short Credit	169,503,499	153,524,785	107,380,740	103,747,409
Monthly Distribution	791,293,085	883,910,473	—	—
Real Estate Stock	89,033,869	75,197,019	—	—

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$82,993,546	$2,133,055	$(611,250)	$1,521,805
Floating Rate Bond	180,051,794	672,805	(8,223,055)	(7,550,250)
High-Yield Bond	97,216,975	3,299,443	(3,249,344)	50,099
International Opportunity Bond	47,765,372	1,802,829	(1,648,232)	154,597
Large Cap Value	80,348,107	19,375,223	(3,417,398)	15,957,825
Small Cap Value	57,781,000	5,700,465	(4,256,457)	1,444,008
Focused Large Cap Growth	77,855,052	88,303,728	(1,530,130)	86,773,598
Small Cap Growth	44,787,235	14,695,524	(2,970,512)	11,725,012
Emerging Markets Stock	77,456,211	20,207,344	(5,655,224)	14,552,120
International Stock	123,078,869	16,401,738	(9,247,504)	7,154,234
Dynamic Macro	27,452,663	3,339,756	(1,411,624)	1,928,132
Long/Short Credit	144,799,865	1,831,116	(747,151)	1,083,965
Monthly Distribution	146,919,626	7,257,456	(13,651,510)	(6,394,054)
Real Estate Stock	77,374,354	9,978,704	(3,459,380)	6,519,324

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2020 and the year ended October 31, 2019, respectively:

For the year ended October 31, 2020:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	2,442,311	66,476	(1,328,640)	1,180,147	294,446	9,157	(250,960)	52,643
Floating Rate Bond	3,849,760	592,036	(6,066,744)	(1,624,948)	810,520	80,421	(1,027,096)	(136,155)
High-Yield Bond	2,455,724	433,543	(3,601,390)	(712,123)	460,273	58,376	(528,449)	(9,800)
International Opportunity Bond	2,299,451	89,247	(1,311,372)	1,077,326	456,811	13,291	(186,162)	283,940
Large Cap Value	2,399,060	138,361	(1,252,393)	1,285,028	658,171	34,070	(543,574)	148,667
Small Cap Value	2,415,552	—	(1,820,596)	594,956	470,660	—	(386,664)	83,996
Focused Large Cap Growth	1,137,971	97,550	(1,086,213)	149,308	582,227	27,824	(677,311)	(67,260)
Small Cap Growth	837,545	40,552	(1,232,242)	(354,145)	480,062	11,564	(580,869)	(89,243)
Emerging Markets Stock	1,853,780	34,748	(1,572,886)	315,642	459,657	5,711	(363,721)	101,647
International Stock	2,284,755	138,030	(2,661,981)	(239,196)	514,676	28,085	(621,576)	(78,815)
Dynamic Macro	784,689	—	(1,599,151)	(814,462)	221,207	—	(479,227)	(258,020)
Long/Short Credit	8,085,347	163,905	(3,899,273)	4,349,979	1,087,252	24,191	(502,836)	608,607
Monthly Distribution	1,427,177	175,987	(2,120,885)	(517,721)	298,337	38,406	(569,549)	(232,806)
Real Estate Stock	1,563,413	170,517	(933,460)	800,470	426,430	36,244	(308,616)	154,058

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	455,539	3,711	(449,782)	9,468
Floating Rate Bond	433,161	25,748	(619,674)	(160,765)
High-Yield Bond	127,404	22,144	(461,812)	(312,264)
International Opportunity Bond	79,096	2,354	(104,595)	(23,145)
Large Cap Value	140,599	10,700	(222,263)	(70,964)
Small Cap Value	141,105	—	(162,323)	(21,218)
Focused Large Cap Growth	126,528	12,296	(171,171)	(32,347)
Small Cap Growth	60,791	4,355	(106,446)	(41,300)
Emerging Markets Stock	93,733	665	(149,063)	(54,665)
International Stock	133,574	6,779	(247,349)	(106,996)
Dynamic Macro	62,303	—	(127,248)	(64,945)
Long/Short Credit	606,976	6,997	(646,224)	(32,251)
Monthly Distribution	136,689	47,226	(550,746)	(366,831)
Real Estate Stock	89,003	11,800	(75,792)	25,011

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

For the year ended October 31, 2019:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	1,358,705	85,602	(1,548,844)	(104,537)	238,649	10,366	(120,020)	128,995
Floating Rate Bond	4,135,951	779,224	(5,195,790)	(280,615)	691,894	95,516	(535,999)	251,411
High-Yield Bond	2,250,727	527,921	(3,558,884)	(780,236)	353,882	63,555	(462,947)	(45,510)
International Opportunity Bond	699,740	22,947	(794,969)	(72,282)	147,890	1,757	(112,758)	36,889
Large Cap Value	695,868	214,901	(687,966)	222,803	384,880	49,142	(221,805)	212,217
Small Cap Value	688,673	319,621	(408,023)	600,271	232,547	65,268	(122,444)	175,371
Focused Large Cap Growth	959,514	225,236	(743,219)	441,531	841,812	57,629	(561,841)	337,600
Small Cap Growth	899,200	444,127	(680,884)	662,443	278,378	149,638	(268,644)	159,372
Emerging Markets Stock	749,368	80,396	(775,088)	54,676	363,428	13,390	(277,895)	98,923
International Stock	1,246,392	435,239	(862,721)	818,910	447,321	86,701	(249,533)	284,489
Dynamic Macro	462,025	89,536	(1,109,155)	(557,594)	234,015	18,240	(318,335)	(66,080)
Long/Short Credit	5,434,899	199,627	(2,368,449)	3,266,077	680,269	24,160	(199,739)	504,690
Monthly Distribution	1,550,592	287,081	(2,207,230)	(369,557)	481,103	61,442	(529,598)	12,947
Real Estate Stock	285,995	55,368	(859,354)	(517,991)	150,462	9,521	(219,442)	(59,459)

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	37,167	3,771	(61,875)	(20,937)
Floating Rate Bond	379,932	33,786	(240,739)	172,979
High-Yield Bond	104,964	34,960	(151,150)	(11,226)
International Opportunity Bond	26,236	248	(25,990)	494
Large Cap Value	88,590	14,327	(37,247)	65,670
Small Cap Value	73,760	25,630	(27,700)	71,690
Focused Large Cap Growth	137,733	28,599	(118,605)	47,727
Small Cap Growth	84,693	66,749	(110,039)	41,403
Emerging Markets Stock	53,034	2,497	(59,245)	(3,714)
International Stock	82,464	27,672	(62,141)	47,995
Dynamic Macro	42,791	2,794	(31,545)	14,040
Long/Short Credit	126,205	10,251	(38,884)	97,572
Monthly Distribution	309,307	78,470	(345,815)	41,962
Real Estate Stock	30,559	1,724	(32,045)	238

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year or period ended October 31, 2020 and October 31, 2019 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2020	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,137,278	$—	$—	$1,137,278
Floating Rate Bond **	6,315,171	—	—	6,315,171
High-Yield Bond **	4,586,673	—	—	4,586,673
International Opportunity Bond	598,123	—	329,450	927,573
Large Cap Value	933,518	1,931,134	—	2,864,652
Small Cap Value	—	—	—	—
Focused Large Cap Growth	—	3,668,052	—	3,668,052
Small Cap Growth	116,998	825,002	—	942,000
Emerging Markets Stock *	834,088	—	—	834,088
International Stock *	3,234,865	—	—	3,234,865
Dynamic Macro	—	—	—	—
Long/Short Credit **	1,890,160	—	—	1,890,160
Monthly Distribution **	2,397,356	—	6,523,968	8,921,324
Real Estate Stock	1,519,797	2,213,358	—	3,733,155

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2019	Income	Capital Gains	Capital	Total
Corporate/Government Bond	$1,364,485	$—	$—	$1,364,485
Floating Rate Bond	8,609,420	—	—	8,609,420
High-Yield Bond **	5,606,169	—	1,997	5,608,166
International Opportunity Bond	78,557	143,753	2,685	224,995
Large Cap Value	1,029,945	2,475,280	—	3,505,225
Small Cap Value	1,864,480	3,196,685	23,516	5,084,681
Focused Large Cap Growth	—	6,222,027	—	6,222,027
Small Cap Growth	3,935,267	5,125,659	—	9,060,926
Emerging Markets Stock *	1,399,913	—	—	1,399,913
International Stock *	1,605,914	6,332,594	—	7,938,508
Dynamic Macro	771,551	—	228,780	1,000,331
Long/Short Credit	2,186,769	—	—	2,186,769
Monthly Distribution	—	—	14,962,154	14,962,154
Real Estate Stock	963,717	—	—	963,717

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $449,736 and $203,526 for fiscal year ended October 31, 2020 for the International Stock Fund and Emerging Markets Stock Fund respectively, and $454,755 and $196,218 for fiscal year ended October 31, 2019 for the International Stock Fund and Emerging Markets Stock Fund respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statements of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and fund distributions and the expiration of capital loss carry forwards, resulted in reclassification for the tax year ended October 31, 2020 as follows:

Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	—	—
Small Cap Value	—	—
Focused Large Cap Growth	(338,360)	338,360
Small Cap Growth	—	—
Emerging Markets Stock	—	—
International Stock	—	—
Dynamic Macro	(63)	63
Long/Short Credit	—	—
Monthly Distribution	257,363	(257,363)
Real Estate Stock	(147,594)	147,594

Net assets were unaffected by the above reclassifications.

As of each of the Fund’s tax year-ended October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$31,740	$—	$—	$(1,523,599)	$(747)	$1,521,805	$29,199
Floating Rate Bond	313,241	—	—	(11,671,053)	(2,664)	(7,550,250)	(18,910,726)
High-Yield Bond	65,115	—	—	(8,941,917)	(5,843)	50,099	(8,832,546)
International Opportunity Bond	—	—	—	(442,099)	(234)	151,908	(290,425)
Large Cap Value	840,718	0.00	—	(35,068)	—	15,957,825	16,763,475
Small Cap Value	311,089	—	—	(5,861,913)	—	1,444,008	(4,106,816)
Focused Large Cap Growth	—	3,869,602	(1,348,225)	—	—	86,773,598	89,294,975
Small Cap Growth	3,589,384	5,463,299	—	—	—	11,725,012	20,777,695
Emerging Markets Stock	125,474	—	—	(243,844)	—	14,548,978	14,430,608
International Stock	1,074,955	70,639	—	—	—	7,164,979	8,310,573
Dynamic Macro	148,493	—	—	(2,532,651)	—	1,943,024	(441,134)
Long/Short Credit	2,559,523	—	—	—	(3,331)	1,079,578	3,635,770
Monthly Distribution	—	—	(676,660)	—	(164,836)	(6,574,783)	(7,416,279)
Real Estate Stock	—	5,909,275	—	—	—	6,519,324	12,428,599

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency contracts, options, dividend payable and swap contracts, and adjustments for partnerships, perpetual bonds, passive foreign investment companies, 1256 option contracts and C Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Large Cap Value	—
Small Cap Value	—
Focused Large Cap Growth	1,348,225
Small Cap Growth	—
Emerging Markets Stock	—
International Stock	—
Dynamic Macro	—
Long/Short Credit	—
Monthly Distribution	676,660
Real Estate Stock	—

At October 31, 2020, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$946,087	$577,512	$1,523,599	$1,661,249
Floating Rate Bond	1,896,219	9,774,834	11,671,053	—
High-Yield Bond	3,478,880	5,463,037	8,941,917	—
International Opportunity Bond	386,984	55,115	442,099	—
Large Cap Value	—	35,068	35,068	—
Small Cap Value	1,118,935	4,742,978	5,861,913	—
Focused Large Cap Growth	—	—	—	—
Small Cap Growth	—	—	—	—
Emerging Markets Stock	243,844	—	243,844	1,228,480
International Stock	—	—	—	4,689,441
Dynamic Macro	2,479,933	52,718	2,532,651	—
Long/Short Credit	—	—	—	—
Monthly Distribution	—	—	—	1,071,140
Real Estate Stock	—	—	—	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

8.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less .5%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

	Average borrowings	Average
Fund	outstanding	borrowings rate
Corporate/Government Bond	$1,364,600	3.35%
Floating Rate Bond	1,309,667	3.25%
High-Yield Bond	188,000	2.75%
International Opportunity Bond	446,000	3.92%
Large Cap Value	137,000	4.25%
Small Cap Value	703,814	3.06%
Focused Large Cap Growth	1,051,294	3.90%
Small Cap Growth	585,667	2.75%
Emerging Markets Stock	505,268	3.11%
International Stock	653,448	3.19%
Dynamic Macro	3,985,500	3.50%
Real Estate Stock	598,407	2.97%

The interest expense for all the Funds listed above is immaterial.

As of October 31, 2020, all the Funds listed above except Emerging Markets, which had $250,000 line of credit outstanding had no outstanding borrowings on the Uncommitted Line. Funds not listed above did not access the line of credit during the year ended October 31, 2020.

9.	SECURITIES LENDING

The Funds have entered into separate Securities Lending Agreements (“Agreements”) with the US Bank NA and Securities Finance Trust Company (“SFTC”). High Yield Bond, Small Cap Growth and Monthly Distribution lend securities with SFTC. All other Funds lend securities with US Bank NA. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to US Bank or SFTC as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The below table shows the collateral held by each Fund at the end of the year.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Corporate/Government Bond
Liabilities
Securities Loaned	US Bank	$(14,414,493)	$—	$(14,414,493)	$14,414,493	$—	$—

Floating Rate Bond
Liabilities
Securities Loaned	US Bank	$(2,056,793)	$—	$(2,056,793)	$2,056,793	$—	$—

High-Yield Bond
Liabilities
Securities Loaned	SFTC	$(2,648,549)	$—	$(2,648,549)	$2,648,549	$—	$—

International Opportunity Bond
Liabilities
Securities Loaned	US Bank	$(1,968,855)	$—	$(1,968,855)	$1,968,855	$—	$—

Large Cap Value
Liabilities
Securities Loaned	US Bank	$(3,920,117)	$—	$(3,920,117)	$3,920,117	$—	$—

Small Cap Value
Liabilities
Securities Loaned	US Bank	$(6,248,698)	$—	$(6,248,698)	$6,248,698	$—	$—

Focused Large Cap Growth
Liabilities
Securities Loaned	US Bank	$(12,361,094)	$—	$(12,361,094)	$12,361,094	$—	$—

Small Cap Growth
Liabilities
Securities Loaned	SFTC	$(885,126)	$—	$(885,126)	$885,126	$—	$—

Emerging Markets Stock
Liabilities
Securities Loaned	US Bank	$(3,261,479)	$—	$(3,261,479)	$3,261,479	$—	$—

International Stock
Liabilities
Securities Loaned	US Bank	$(8,764,809)	$—	$(8,764,809)	$8,764,809	$—	$—

Dynamic Macro
Liabilities
Securities Loaned	US Bank	$(423,660)	$—	$(423,660)	$423,660	$—	$—

Long/Short Credit
Liabilities
Securities Loaned	US Bank	$(18,515,308)	$—	$(18,515,308)	$18,515,308	$—	$—

Monthly Distribution
Liabilities
Securities Loaned	SFTC	$(5,585,545)	$—	$(5,585,545)	$5,585,545	$—	$—

Real Estate Stock
Liabilities
Securities Loaned	US Bank	$(15,743,029)	$—	$(15,743,029)	$15,743,029	$—	$—

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2020.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
	Market Value of Loaned	Market Value of
Fund	Securities	Collateral (1)
Corporate/Government Bond (2)	$13,884,502	$13,884,502
Floating Rate Bond	1,990,961	1,990,961
High-Yield Bond	2,551,319	2,551,319
International Opportunity Bond *	1,905,266	1,905,266
Large Cap Value	3,854,024	3,854,024
Small Cap Value	5,999,517	5,999,517
Focused Large Cap Growth	11,899,810	11,899,810
Small Cap Growth	834,470	834,470
Emerging Markets Stock *	3,077,002	3,077,002
International Stock *	8,356,960	8,356,960
Dynamic Macro * (3)	410,851	410,851
Long/Short Credit	18,010,190	18,010,190
Monthly Distribution	5,465,358	5,465,358
Real Estate Stock	15,109,492	15,109,492

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

(2)	Securities loaned with a value of $112,827 have been sold and are pending settlement.

(3)	Securities loaned with a value of $391,000 have been sold and are pending settlement.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of Dynamic Macro will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of this Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with Dynamic Macro’s financial statements. As of October 31, 2020, the percentage of Dynamic Macro Fund invested in the SPDR S&P 500 ETF Trust was 27.5%.

The performance of Monthly Distribution will be directly affected by the performance of the Fidelity Government Portfolio – Class Institutional. The financial statements of this Fund, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with Monthly Distribution’s financial statements. As of October 31, 2020, the percentage of Monthly Distribution Fund invested in the Fidelity Government Portfolio – Class Institutional was 37.9%.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Dunham Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Dunham Corporate/Government Bond Fund, Dunham Floating Rate Bond Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Small Cap Growth Fund, Dunham Emerging Markets Stock Fund, Dunham International Stock Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Monthly Distribution Fund, and Dunham Real Estate Stock Fund, each a series of shares of beneficial interest in Dunham Funds (the “Funds”), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five- year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers, and other appropriate parties or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Dunham Funds since 2007.

Philadelphia, Pennsylvania

December 30, 2020

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Henry R. Goldstein Age:89	Trustee	Since January 2008	Retired; Self-employed consultant/mediator (financial services), 2009-2017; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009.	14	None
Paul A. Rosinack Age:73	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004-2017.	14	None
Interested Trustees and Officers
Jeffrey A. Dunham* Age: 59	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	14	None
Denise S. Iverson Age: 61	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer, and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.	N/A	N/A
Joseph P. Kelly II Age: 45	Chief Compliance Officer	Since January 2014	General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.	N/A	N/A
Tamara Beth Wendoll Age: 48	Secretary, AML Officer, and Chief Operating Officer	Since December 2008 and September 2010	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment advisers, broker-dealer and distributor for mutual funds), 2008-present.	N/A	N/A
Ryan Dykmans Age: 38	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009-2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Age: 51	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, 2012-present; Vice President (2004-2012); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s		Ending		Ending
	Annualized	Beginning	Account	Expenses	Account	Expenses
	Expense	Account	Value	Paid During	Value	Paid During
	Ratio	Value 5/1/20	10/31/20	Period*	10/31/20	Period*
Class N:
Corporate/Government Bond Fund	1.21%	$1,000.00	$1,047.70	$6.24	$1,019.04	$6.15
Floating Rate Bond Fund	0.94%	$1,000.00	$1,069.30	$4.87	$1,020.43	$4.76
High-Yield Bond Fund	1.14%	$1,000.00	$1,102.20	$6.04	$1,019.39	$5.80
International Opportunity Bond Fund	1.30%	$1,000.00	$1,117.40	$6.94	$1,018.58	$6.62
Large Cap Value Fund	1.26%	$1,000.00	$1,072.70	$6.55	$1,018.81	$6.38
Small Cap Value Fund	1.00%	$1,000.00	$1,071.00	$5.21	$1,020.11	$5.08
Focused Large Cap Growth Fund	1.32%	$1,000.00	$1,265.30	$7.52	$1,018.50	$6.70
Small Cap Growth Fund	1.99%	$1,000.00	$1,364.90	$11.80	$1,015.15	$10.06
Emerging Markets Stock Fund	1.90%	$1,000.00	$1,223.70	$10.63	$1,015.58	$9.63
International Stock Fund	2.01%	$1,000.00	$1,140.50	$10.83	$1,015.01	$10.20
Dynamic Macro Fund	1.55%	$1,000.00	$1,062.70	$8.04	$1,017.34	$7.86
Long/Short Credit Fund	1.44%	$1,000.00	$1,038.10	$7.36	$1,017.91	$7.29
Monthly Distribution Fund	1.96%	$1,000.00	$1,018.60	$9.95	$1,015.28	$9.93
Real Estate Stock Fund	1.74%	$1,000.00	$1,087.80	$9.13	$1,016.39	$8.81
Class A:
Corporate/Government Bond Fund	1.46%	$1,000.00	$1,046.50	$7.53	$1,017.78	$7.42
Floating Rate Bond Fund	1.19%	$1,000.00	$1,066.70	$6.18	$1,019.16	$6.04
High-Yield Bond Fund	1.39%	$1,000.00	$1,099.70	$7.35	$1,018.13	$7.07
International Opportunity Bond Fund	1.56%	$1,000.00	$1,115.90	$8.29	$1,017.30	$7.91
Large Cap Value Fund	1.51%	$1,000.00	$1,071.40	$7.85	$1,017.56	$7.65
Small Cap Value Fund	1.24%	$1,000.00	$1,069.50	$6.46	$1,018.89	$6.30
Focused Large Cap Growth Fund	1.57%	$1,000.00	$1,263.60	$8.93	$1,017.24	$7.96
Small Cap Growth Fund	2.23%	$1,000.00	$1,362.80	$13.24	$1,013.93	$11.29
Emerging Markets Stock Fund	2.15%	$1,000.00	$1,222.50	$12.02	$1,014.32	$10.90
International Stock Fund	2.27%	$1,000.00	$1,139.30	$12.20	$1,013.73	$11.48
Dynamic Macro Fund	1.80%	$1,000.00	$1,061.10	$9.33	$1,016.08	$9.13
Long/Short Credit Fund	1.62%	$1,000.00	$1,037.00	$8.29	$1,017.00	$8.21
Monthly Distribution Fund	2.21%	$1,000.00	$1,017.30	$11.21	$1,014.03	$11.19
Real Estate Stock Fund	1.99%	$1,000.00	$1,086.40	$10.43	$1,015.14	$10.07

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s		Ending		Ending
	Annualized	Beginning	Account	Expenses	Account	Expenses
	Expense	Account	Value	Paid During	Value	Paid During
	Ratio	Value 5/1/20	10/31/20	Period*	10/31/20	Period*
Class C:
Corporate/Government Bond Fund	1.98%	$1,000.00	$1,043.30	$10.15	$1,015.20	$10.01
Floating Rate Bond Fund	1.69%	$1,000.00	$1,065.20	$8.78	$1,016.63	$8.58
High-Yield Bond Fund	1.89%	$1,000.00	$1,097.20	$9.98	$1,015.62	$9.59
International Opportunity Bond Fund	2.05%	$1,000.00	$1,113.70	$10.88	$1,014.84	$10.37
Large Cap Value Fund	2.26%	$1,000.00	$1,067.60	$11.74	$1,013.79	$11.43
Small Cap Value Fund	2.01%	$1,000.00	$1,065.70	$10.43	$1,015.04	$10.17
Focused Large Cap Growth Fund	2.32%	$1,000.00	$1,258.70	$13.17	$1,013.47	$11.74
Small Cap Growth Fund	2.99%	$1,000.00	$1,358.00	$17.74	$1,010.09	$15.12
Emerging Markets Stock Fund	2.91%	$1,000.00	$1,217.10	$16.20	$1,010.53	$14.69
International Stock Fund	3.02%	$1,000.00	$1,135.50	$16.23	$1,009.94	$15.27
Dynamic Macro Fund	2.55%	$1,000.00	$1,056.40	$13.18	$1,012.32	$12.90
Long/Short Credit Fund	2.41%	$1,000.00	$1,033.10	$12.33	$1,013.01	$12.20
Monthly Distribution Fund	2.96%	$1,000.00	$1,013.30	$14.99	$1,010.24	$14.97
Real Estate Stock Fund	2.74%	$1,000.00	$1,082.30	$14.33	$1,011.37	$13.84

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ending October 31, 2020).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)	Timothy M. Considine, who served as an audit committee financial expert, resigned as a member of the Board of Trustees effective October 8, 2019. The search for his replacement is ongoing. As a result, the Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. In the interim, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2020 $ 173,600

FY 2019 $ 173,600

(b)	Audit-Related Fees

FY 2020 $ 0

FY 2019 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2020 $ 30,800

FY 2019 $ 30,800

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

Registrant Adviser

FY 2020                $ 0        $ 0

FY 2019                $ 0        $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2020 Services Approved by the Audit Committee

Registrant      Adviser

Audit-Related Fees:       0%            0%

Tax Fees:                      0%           0%

All Other Fees:              0%           0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant    Adviser

FY 2020              $30,800   $ None

FY 2019              $30,800   $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/8/21

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 1/8/21